The Montgomery Funds are a comprehensive family of no-load mutual funds, offering U.S. equity, international and global, and U.S. fixed-income investment strategies.

We currently manage more than $5.0 billion in the Funds on behalf of over 200,000 individual investors, helping them meet their financial goals through a combination of professional portfolio management and high-quality customer service.

[MONTGOMERY LOGO]

  THE MONTGOMERY FUNDS(SM)
   101 California Street
San Francisco, CA 94111-9361
[GRAPHIC] www.montgomeryfunds.com

                              THE MONTGOMERY FUNDS
                                SEMIANNUAL REPORT
                        D E C E M B E R  3 1 ,  1 9 9 9
                                   (Unaudited)


                                C O N T E N T S

Stock and Bond Market Overview ..........................................      2
Performance Summary .....................................................      4

PORTFOLIO HIGHLIGHTS AND INVESTMENTS
MONTGOMERY U.S. EQUITY FUNDS
Growth Fund .............................................................      5
U.S. Emerging Growth Fund ...............................................      9
Small Cap Fund ..........................................................     13
Equity Income Fund(*) ...................................................     17

MONTGOMERY INTERNATIONAL AND GLOBAL EQUITY FUNDS
International Growth Fund ...............................................     21
International Small Cap Fund(*) .........................................     26
Global Opportunities Fund ...............................................     30
Global Communications Fund ..............................................     34
Emerging Markets Fund ...................................................     39
Emerging Asia Fund ......................................................     45

MONTGOMERY MULTI-STRATEGY FUNDS
Global Long-Short Fund ..................................................     49
Select 50 Fund ..........................................................     57
Balanced Fund ...........................................................     61
(Formerly named Montgomery U.S.
Asset Allocation Fund)

MONTGOMERY U.S. FIXED-INCOME AND MONEY MARKET FUNDS
Total Return Bond Fund ..................................................     63
Short Duration Government Bond Fund .....................................     67
California Tax-Free Intermediate Bond Fund ..............................     71
Government Money Market Fund ............................................     76
Federal Tax-Free Money Fund .............................................     76
California Tax-Free Money Fund ..........................................     76

FINANCIAL STATEMENTS
Statements of Assets and Liabilities ....................................     92
Statements of Operations ................................................     98
Statements of Changes in Net Assets .....................................    102
Statements of Cash Flows ................................................    106
Financial Highlights ....................................................    110
Notes to Financial Statements ...........................................    130

* Closed to new investors.

                              THE MONTGOMERY FUNDS
                                SEMIANNUAL REPORT
                        D e c e m b e r  3 1 ,  1 9 9 9
                                   (Unaudited)

            S T O C K  A N D  B O N D  M A R K E T  O V E R V I E W

U.S. STOCKS

U.S. stocks experienced a roller-coaster ride in the six months ended December 31, 1999. Reflecting similar trends in 1998, equity markets were generally soft in the third quarter. Most of the market indices suffered declines. The Russell 2000 Index fell by 6.3% during the quarter, the S&P 500 Index fell 6.2% and the Dow Jones Industrial Average lost 5.4%. The NASDAQ Composite was the only major market index that posted positive performance for the third quarter, with a gain of 2.2%.

Rather than concerns about global recession as in 1998, however, interest rate worries were the dominant factor plaguing equity valuations for the majority of the third quarter. At the end of June, the Federal Reserve raised interest rates by 25 basis points; and when the Federal Open Market Committee reconvened in August, the Fed once again raised rates by 25 basis points while maintaining a neutral policy bias. At the October meeting, the Fed left interest rates unchanged but adopted a tightening bias, in spite of the fact that inflation appeared to be under control.

Another issue that received attention, more significantly at the end of the third quarter, was the weakness in the U.S. dollar, particularly relative to the Japanese yen. Historically, currency issues have tended to create short-term volatility in underlying equity markets but don't typically change longer-term valuations.

In complete contrast to the preceding three months, however, and in spite of yet another interest rate hike in November, in the final three months of the year investors shrugged off interest rate and seasonal and Y2K concerns. In so doing they pushed the benchmark indices to record highs. The Russell 2000 recorded an 18.4% gain, the S&P 500 a 14.9% increase and the NASDAQ Composite a staggering return of 48.3% for the quarter.

[LINE GRAPH]

THE S&P 500 INDEX PERFORMANCE:
July 1, 1998 to December 31, 1999

 6/30/98                                                       1133.84
  7/2/98                                                       1146.42
 7/10/98                                                       1164.33
 7/17/98                                                       1186.75
 7/24/98                                                       1140.8  S&P Index
 7/31/98                                                       1120.67
  8/7/98                                                       1089.45
 8/14/98                                                       1062.75
 8/21/98                                                       1081.18
 8/28/98                                                       1027.14
  9/4/98                                                        973.89
 9/11/98                                                       1009.06
 9/18/98                                                       1020.09
 9/25/98                                                       1044.75
 10/2/98                                                       1002.6
 10/9/98                                                        984.39
10/16/98                                                       1056.42
10/23/98                                                       1070.67
10/30/98                                                       1098.67
 11/6/98                                                       1141.01
11/13/98                                                       1125.72
11/20/98                                                       1163.55
11/27/98                                                       1192.29
 12/4/98                                                       1176.74
12/11/98                                                       1166.46
12/18/98                                                       1188.03
12/24/98                                                       1226.27
12/31/98                                                       1229.23
  1/8/99                                                       1275.09
 1/15/99                                                       1243.26
 1/22/99                                                       1225.19
 1/29/99                                                       1279.64
  2/5/99                                                       1239.4
 2/12/99                                                       1230.13
 2/19/99                                                       1239.19
 2/26/99                                                       1238.33
  3/5/99                                                       1275.47
 3/12/99                                                       1294.59
 3/19/99                                                       1299.29
 3/26/99                                                       1282.8
  4/1/99                                                       1293.72
  4/9/99                                                       1348.35
 4/16/99                                                       1319
 4/23/99                                                       1356.85
 4/30/99                                                       1335.18
  5/7/99                                                       1345
 5/14/99                                                       1337.8
 5/21/99                                                       1330.29
 5/28/99                                                       1301.84
  6/4/99                                                       1327.75
 6/11/99                                                       1293.64
 6/18/99                                                       1342.84
 6/25/99                                                       1315.31
 6/30/99                                                       1372.71
  7/2/99                                                       1391.22
  7/9/99                                                       1403.28
 7/16/99                                                       1418.78
 7/23/99                                                       1356.94
 7/30/99                                                       1328.72
  8/6/99                                                       1300.29
 8/13/99                                                       1327.68
 8/20/99                                                       1336.61
 8/27/99                                                       1348.27
  9/3/99                                                       1357.24
 9/10/99                                                       1351.66
 9/17/99                                                       1335.42
 9/24/99                                                       1277.36
 10/1/99                                                       1282.81
 10/8/99                                                       1336.02
10/15/99                                                       1247.41
10/22/99                                                       1301.65
10/29/99                                                       1362.93
 11/5/99                                                       1370.23
11/12/99                                                       1396.06
11/19/99                                                       1422
11/26/99                                                       1416.62
 12/3/99                                                       1422.3
12/10/99                                                       1417.04
12/17/99                                                       1421.05
12/24/99                                                       1458.34
12/31/99                                                       1469.25

U.S. stocks experienced a roller-coaster ride in the six months ended December 31, 1999.

As the performances of the indices suggest, the rally was almost entirely technology driven. In fact, investor focus remained concentrated on technology and telecommunications stocks throughout the period; but when the Fed raised rates at its November meeting, most market participants believed that rate policy would not change for the balance of the year. Investors began to embrace the view of a high-growth, low-inflation environment. As a result, investors aggressively pursued high-growth stocks, particularly technology issues, and growth stocks significantly outperformed value stocks. This phenomenon was especially evident during the month of December, even though interest rates were rising. Although we wouldn't characterize this period as strictly a tech stock rally, growth derived from technology was clearly favored and growth potential rather than valuation seemed to be the primary driver of price performance.

U.S. BONDS

December 31, 1999, marked the end of another difficult six months for the U.S. bond market. Although the beginning of the period was marginally better than the second quarter as yields began to stabilize, by the final three months of the year bearish sentiment returned to the market as the economy showed little sign of slowing, stoking inflation fears. As a result, yields continued to rise. In addition, liquidity became progressively worse as dealers reduced positions before year-end due to Y2K concerns.

The Federal Reserve Board raised short-term interest rates twice, once at its August meeting and again in November, effectively taking back the cuts it had implemented in 1998 when concerns were centered on deflation rather than inflation. But rather than cool consumer spending and temper gains in the stock market, the rate hikes appeared to have had little impact. The economy continued its robust expansion, and stock market indices reached record highs while bond returns suffered.

The world economy is being fueled by investment. Economic growth is strong and getting stronger. We believe that investment spending is far less inflationary than consumption spending and has kept inflation and interest rates lower than expected. But this has proved to be a recipe for a tortuous bear market in bonds, as the Fed has moved slowly to try to head off inflation pressures that might occur from tight labor markets. So long as equity prices remain strong and economic growth continues, bond prices may continue to be shackled. On a more positive note, however, with real yields (yields adjusted for inflation) ending

                              THE MONTGOMERY FUNDS
                                SEMIANNUAL REPORT
                        D E C E M B E R  3 1 ,  1 9 9 9
                                   (Unaudited)

U.S. TREASURY 30-YEAR BOND YIELD: JULY 1, 1998 TO DECEMBER 31, 1999

[LINE GRAPH]

 6/30/98                                       5.627
 7/31/98                                       5.713
 8/31/98                                       5.338
 9/30/98                                       4.84
10/31/98                                       5.157
11/30/98                                       5.159
12/31/98                                       5.095
 1/31/99                                       5.086
 2/28/99                                       5.576
 3/31/99                                       5.596
 4/30/99                                       5.662
 5/31/99                                       5.828
 6/30/99                                       5.963
 7/31/99                                       6.1
 8/31/99                                       6.1
 9/30/99                                       6.1
10/31/99                                       6.2
11/30/99                                       6.3
12/31/99                                       6.5

December 31, 1999 marked the end of another difficult six months for the U.S. Bond Market.


the year at more than 4%, the highest level in 15 years, we think that the bond market represents good value.

Within the market itself, the most interesting story over the six months was in corporate bonds, where spreads have widened by nearly the same amount across the credit spectrum. We believe that much of the general widening was justified, but not the credit relationship. Corporate America has become much more leveraged over the past 18 months, and credit quality is worse overall. As the next year unfolds, we expect to see much greater differences between highly regarded credits and those that are barely or below investment grade.

INTERNATIONAL EQUITIES

In Europe, as in the United States, the second half of 1999 began on a volatile note, as investors became increasingly concerned about rising interest rates. Japanese equities were driven up by foreign investment flows as the market began to show early signs of a long-awaited recovery. But also reflecting U.S. trends, sentiment had completely reversed by the final three months of the year, and the markets in Europe and Japan were exceptionally strong. European benchmark indices were pushed to all-time highs, and buying activity also picked up in Japan. Throughout the rally, however, the focus remained narrow, as investors were predominantly attracted to technology and telecommunications issues.

In Europe interest in telecommunications and technology was driven by a couple of key events. First, the high-profile hostile bid by U.K. telecommunications company Vodafone AirTouch for Germany-based Mannesmann raised the stakes in the consolidation trend within the sector, and increased speculation about other possible takeover targets. Second, the successful public offering of Spanish telecommunications company Telefonica's Internet unit, Terra Networks, sparked greater interest in technology, specifically Internet stocks.

The Japanese market was buoyed by a government announcement of a higher than anticipated fiscal stimulus package. Following the release of disappointing third-quarter statistics, the size of the government's fiscal stimulus helped reassure investors that the country's economic recovery would continue. Following this positive news, investors in Japan also gravitated toward technology and telecommunications stocks.

Trends were similar in the emerging markets, which also performed well during the final quarter of the year. Accelerating economic growth, declining interest rates and stabilized currencies all contributed to positive market sentiment and capital inflows. Once again, technology and telecommunications attracted a disproportionate amount of interest.

                              THE MONTGOMERY FUNDS
                               PERFORMANCE SUMMARY
                        D E C E M B E R  3 1 ,  1 9 9 9
                                   (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99

FUND NAME (FUND NUMBER)                                INCEPTION DATE     ONE YEAR     THREE YEARS     FIVE YEARS  SINCE INCEPTION
MONTGOMERY U.S. EQUITY FUNDS
Growth Fund (284)                                          9/30/93         20.56%         15.19%          17.83%        20.74%
U.S. Emerging Growth Fund (294)                           12/30/94         18.83%         17.68%          20.09%        20.07%
Small Cap Fund (276)                                       7/13/90         55.81%         21.12%          23.30%        21.09%
Equity Income Fund* (293)                                  9/30/94         (0.52)%        11.58%          17.31%        16.20%

MONTGOMERY INTERNATIONAL AND GLOBAL EQUITY FUNDS
International Growth Fund (296)                            7/3/95          26.25%         21.41%            --          21.62%
International Small Cap Fund* (283)                        9/30/93          7.33%          5.60%           8.63%         6.55%
Global Opportunities Fund (285)                            9/30/93         57.53%         32.43%          26.76%        22.43%
Global Communications Fund (280)                           6/1/93         104.02%         54.14%          35.83%        29.18%
Emerging Markets Fund (277)                                3/1/92          63.16%         (0.83)%         (0.08)%        4.97%
Emerging Asia Fund (648)                                   9/30/96         56.00%         (1.56)%           --           4.52%

MONTGOMERY MULTI-STRATEGY FUNDS
Global Long-Short Fund (1478)                             12/31/97        135.07%           --              --          89.89%
Select 50 Fund (295)                                       10/2/95         45.29%         27.13%            --          28.10%
Balanced Fund** (291)                                      3/31/94         12.85%         12.56%          16.37%        17.71%

MONTGOMERY U.S. FIXED-INCOME AND MONEY MARKET FUNDS
Total Return Bond Fund (650)                               6/30/97         (0.59)%          --              --           5.76%
Short Duration Government Bond Fund (279)                 12/18/92          2.56%          5.61%           6.67%         6.09%
California Tax-Free Intermediate Bond Fund (281)           7/1/93          (1.24)%         4.03%           5.57%         4.63%
As of 12/31/99                                                         ONE-DAY YIELD  SEVEN-DAY YIELD
Government Money Market Fund (278)                         9/14/92          5.39%          5.28%
Federal Tax-Free Money Fund (647)                          7/15/96          3.27%          3.27%
California Tax-Free Money Fund (292)                       9/30/94          2.42%          2.96%


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Net asset value, investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information is for Class R (Retail) shares only. The performance figures provided do not reflect the effect of (i) any securities purchased or sold by the Funds after 12/31/99 but that were effective on 12/31/99 or (ii) any purchases or redemptions of Fund shares completed after 12/31/99 that were effective on 12/31/99. The performance figures for the Class R shares shown above do not reflect the 0.25% Rule 12b-1 fees paid by the Class P shares that would reduce performance.

Income from tax-free funds may be subject to the alternative minimum tax and/or state and local taxes.

An investment in one of our money market funds is neither insured nor guaranteed by the government. There can be no assurance that the money market funds will be able to maintain a stable net asset value of $1 per share. Yields may fluctuate.

There are certain risks associated with investing in foreign markets, such as currency fluctuations and political and economic instability. There are also additional risks associated with investing in small-cap companies. Investors are encouraged to read the prospectus carefully before investing.

The Montgomery Global Long-Short Fund uses sophisticated investment strategies that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in the Fund may be more volatile than investments in other mutual funds. This Fund may not be appropriate for conservative investors.

Funds whose investments are concentrated in a specific industry or sector are subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors. In addition, technology securities tend to be relatively volatile as compared with other types of investments.

*  Closed to new investors.
** Formerly named the Montgomery U.S. Asset Allocation Fund.

                              THE MONTGOMERY FUNDS
                                   GROWTH FUND
                              PORTFOLIO HIGHLIGHTS
                                   (Unaudited)

I N V E S T M E N T   R E V I E W

Q: HOW DID THE FUND PERFORM IN THE SIX MONTHS ENDED DECEMBER 31, 1999?

A: The Montgomery Growth Fund enjoyed strong absolute results, returning 12.44% for the fourth quarter, but fell short of the S&P 500's performance over the six months, returning 2.14%, versus 7.71% for the benchmark. For the calendar year 1999, however, the Fund was up more than 20.00%.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A: Two important areas contributed to the Fund's performance in the most recent period: stock selection and risk control. In terms of stock selection, our strategy is to invest in strong companies that we believe offer an opportunity for future earnings growth and to buy them when they are available at reasonable prices. At the same time, by not overpaying for current growth we are able to dampen the risk exposure of the portfolio. In fact, the risk of the Montgomery Growth Fund, as measured by its beta, is 20% less than that of the overall market. This inclusion of risk management caused us to underweight the most highly valued technology and telecom stocks, the market's best performers for the period.

Q: WERE THERE ANY STOCKS THAT PERFORMED PARTICULARLY WELL OVER THE PERIOD?

A: Technological innovation is having an increasingly positive impact on our economy and our lives and, likewise, the Fund profited from our holdings in several technology companies. Examples of strong contributors include Motorola, Sony and Comverse Technology (2.57%, 3.73%, and 1.77% of net assets as of 12/31/99). Each of these companies is a leader within its respective industry. In 1998 the impact of the Asian crisis had a negative effect on the revenue and earnings growth-rate of these companies. Despite a temporary slowdown, we believed in their long-term growth prospects and used the weakness created by the Asian crisis to add to the Fund's positions in each of them. Of course, they benefited both from a snap-back in the global markets as well as continued growth in the areas of wireless communications and the Internet.
As their stocks have moved sharply higher, we have recently trimmed each of these holdings.

We also own companies that benefit from implementing and using new technologies. FedEx (2.43% of net assets as of 12/31/99) positively contributed to the Fund's performance and is an example of just such a company. It effectively uses the latest available technology for the benefit of its business and customers. By leveraging technology in areas such as route optimization, package tracking and cargo sorting, FedEx can reduce its operating costs, add new markets and build customer loyalty. This should help drive the company's growth for years to come.

Good stock selection in the basic materials sector was another positive factor in the Fund's performance. For example, the shares of aluminum producer Alcoa (5.48% of net assets as of 12/31/99) were up more than 100% in 1999, making Alcoa the single best performer in the Dow Jones Industrial Average. The company is a dominant global competitor and has proven its ability to produce solid earnings

                              PORTFOLIO MANAGEMENT

ROGER HONOUR ...........................................Senior Portfolio Manager
KATHRYN PETERS ................................................Portfolio Manager

                                FUND PERFORMANCE
                          Average annual total returns
                          for the period ended 12/31/99

                             MONTGOMERY GROWTH FUND
Since inception (9/30/93)                                                 20.74%
One year                                                                  20.56%
Five years                                                                17.83%

                                  S&P 500 INDEX
Since 9/30/93                                                             22.96%
One year                                                                  21.04%
Five years                                                                28.56%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

[GROWTH OF A $10,000 INVESTMENT GRAPH]

                           Growth Fund          S&P 500            Lipper
                           -----------          -------            ------
         Sep-93               10000             10000             10000
         Oct-93               10400             10203.3           10139.37
         Nov-93               10983             10107.18           9959.69
         Dec-93               11834             10231.4           10239.89
         Jan-94               12488             10573.64          10575.6
         Feb-94               12647             10278.84          10402.23
         Mar-94               12530              9840.11           9920.03
         Apr-94               12982              9967.54           9960.78
         May-94               13116             10130.61          10017.46
         Jun-94               12798              9880.18           9683.76
         Jul-94               13259             10206.92           9940.11
         Aug-94               13929             10622.24          10405.78
         Sep-94               13846             10365.92          10200.56
         Oct-94               14349             10602.99          10361.77
         Nov-94               13919             10213.76           9974.14
         Dec-94               14309             10362.98          10063.45
         Jan-95               13996             10632.42          10144.96
         Feb-95               14537             11044.95          10535.34
         Mar-95               15128             11371.99          10835.75
         Apr-95               15230             11705.42          11075.81
         May-95               15568             12168.02          11423.18
         Jun-95               16193             12454.21          11900.44
         Jul-95               16869             12869.43          12460.36
         Aug-95               16920             12904.44          12550.78
         Sep-95               17360             13446.3           12929.31
         Oct-95               17081             13398.83          12757.07
         Nov-95               17664             13988.65          13211.84
         Dec-95               17692             14247.3           13261.63
         Jan-96               17932             14737.98          13566.4
         Feb-96               18641             14879.61          13870.83
         Mar-96               19157             15022.15          13982.55
         Apr-96               19904             15243.43          14401.1
         May-96               20668             15636.25          14761.16
         Jun-96               20217             15699.74          14575.4
         Jul-96               19295             15000.63          13742.15
         Aug-96               20042             15319.24          14200.75
         Sep-96               20613             16180.34          15009.89
         Oct-96               20977             16623.19          15159.76
         Nov-96               21878             17885.06          16114.83
         Dec-96               21267             17535.05          15874.26
         Jan-97               21847             18623.62          16716.22
         Feb-97               21636             18772.98          16540.12
         Mar-97               21045             17992.22          15802.65
         Apr-97               21921             19065.63          16445.99
         May-97               23704             20235.88          17606.16
         Jun-97               24348             21125.65          18286.91
         Jul-97               26913             22803.03          19819.45
         Aug-97               26586             21539.28          19125.61
         Sep-97               28021             22713.82          20186.46
         Oct-97               26744             21966.31          19421
         Nov-97               26786             22973.9           19791.78
         Dec-97               26405             23362.16          20015.95
         Jan-98               25826             23626.62          20138.93
         Feb-98               28094             25324.43          21659.69
         Mar-98               29312             26624.34          22600.36
         Apr-98               29758             26900.16          22858.19
         May-98               28805             26432.37          22211.9
         Jun-98               28564             27506.05          23002.25
         Jul-98               27153             27213.66          22499.86
         Aug-98               22521             23285.1           18810.98
         Sep-98               23052             24793.04          19917.8
         Oct-98               25054             26800.04          21393.3
         Nov-98               26526             28424.92          22694.8
         Dec-98               26959             30078.97          24445.48
         Jan-99               27350             31317.02          25464
         Feb-99               26368             30344.31          24443
         Mar-99               27088             31563.25          25507
         Apr-99               30146             32765.17          26254
         May-99               29923             32007.64          25766
         Jun-99               31817             33757.18          27306
         Jul-99               30694             32729             26591
         Aug-99               29386             32576             26333
         Sep-99               28901             31674             25890
         Oct-99               29268             33688             27400
         Nov-99               29845             34377             28589
         Dec-99               32498             36389             31273

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

(2) The Lipper Growth Funds Average universe consists of 333 funds.

                              The Montgomery Funds
                                   GROWTH FUND
                              Portfolio Highlights

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)
Alcoa, Inc.                                                                5.5%
Dow Chemical Company                                                       4.2%
Whirlpool Corporation                                                      4.1%
First Health Group Corporation                                             3.9%
Sony Corporation, ADR                                                      3.7%
Rio Tinto PLC, ADR                                                         3.3%
Golden West Financial Corporation                                          2.9%
Amerada Hess Corporation                                                   2.8%
Matsushita Electric Industrial Co., Ltd., ADR                              2.7%
Boise Cascade Corporation                                                  2.6%

                              TOP FIVE INDUSTRIES
                     (as a percentage of total net assets)
Consumer Electronics/Appliances                                            7.8%
Paper                                                                      5.5%
Aluminum                                                                   5.5%
EDP Services                                                               4.3%
Telecommunications Equipment                                               4.3%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

growth even while the underlying price of aluminum was down. Higher metal prices would only serve to leverage the growth prospects of the company.

Q: DID YOU MAKE ANY NOTABLE CHANGES TO THE FUND'S POSITIONING OVER THE
PERIOD?

A: No. As we noted before, we continued to choose investments for the Fund based on our stock selection process. Specifically, we continued to seek out companies that are undergoing positive fundamental change that we believe will ensure good long-term growth prospects and are trading at attractive valuations. Our bottom-up process has led us to an overweight position in industrial materials and energy companies. We think this sector will continue to be driven by increased demand for the building blocks of global infrastructure.

Q: HOW DOES THE FUND'S CURRENT POSITIONING REFLECT YOUR VIEW OF THE MARKET LOOKING FORWARD?

A: While we view the "new economy" -- in which technology, telecommunications and the Internet are driving productivity higher, which in turn promotes faster economic growth with modest inflation -- as the second Industrial Revolution, the excitement surrounding technology stocks has created speculative interest in the sector. With the industry's current strong growth, investors have pushed up the prices of many technology stocks to levels that we believe to be overvalued and unsustainable. This belief is enforced by the huge amount of venture capital being invested in the sector and the seemingly endless flow of competitive new companies that are going public in this space (more than 700 in 1999 alone).

Through our stock selection process, we have identified interesting opportunities in sectors outside technology, most notably in infrastructure-related industries. Accelerating global economic growth is having a positive effect on world markets. For the past 27 years, the global economy has grown, on average, 3.7% annually. In 1998 the world economy outside the U.S. did not grow due to the Asian economic crisis. The global economy bottomed in early 1999 and has since begun to gather momentum. In addition, while the industrialized nations are in what we believe is the second Industrial Revolution driven by the "new economy," developing countries (which represent the vast majority of the world's population) are still in their first Industrial Revolution and may even go through the first and second Industrial Revolutions at the same time.

A fascinating result of this is the increased flow of capital throughout the globe, which is funding the construction of factories and infrastructure around the world. Besides technology and telecommunications, the increasing demand for energy and materials to build the developing economies' infrastructures offers tremendous opportunities for companies positioned to take advantage of these trends. With our well-diversified portfolio, as well as our investments in both builders and users of technology, we are confident that the Fund's current positioning is optimal for long-term success. We thank you for your continued confidence.

                                                       The Montgomery Funds
                                                           GROWTH FUND
                                                 I  n  v  e  s  t  m  e  n  t  s

P O R T F O L I O   I N V E S T M E N T S
December 31, 1999 (Unaudited)

Shares                                                            Value (Note 1)
COMMON STOCKS - 97.4%
AIR FREIGHT/DELIVERY SERVICES - 3.3%
    340,000   FedEx Corporation+ ...........................       $  13,918,750
     75,500   United Parcel Service Inc., Class B ..........           5,209,500
                                                                   -------------
                                                                      19,128,250
ALUMINUM - 5.5%
    380,000   Alcoa, Inc. ..................................          31,540,000
BOOKS/MAGAZINES - 1.0%
    140,000   Harcourt General, Inc. .......................           5,635,000
CLOTHING/SHOE/ACCESSORY STORES - 2.7%
    400,000   Nordstrom, Inc. ..............................          10,475,000
    240,000   TJX Companies, Inc. ..........................           4,905,000
                                                                   -------------
                                                                      15,380,000
COMPUTER SOFTWARE - 1.8%
    780,000   Avid Technology, Inc.+ .......................          10,164,375
CONSTRUCTION/AGRICULTURE EQUIPMENT/TRUCKS - 1.8%
    230,000   PACCAR, Inc. .................................          10,191,875
CONSUMER ELECTRONICS/APPLIANCES - 7.8%
     75,000   Sony Corporation, ADR ........................          21,356,250
    360,000   Whirlpool Corporation ........................          23,422,500
                                                                   -------------
                                                                      44,778,750
CONTRACT DRILLING - 0.2%
     34,920   Transocean Sedco Forex, Inc. .................           1,176,368
DISCOUNT STORES - 1.8%
  1,000,000   Kmart Corporation+ ...........................          10,062,500
DIVERSIFIED COMMERCIAL SERVICES - 1.3%
    250,000   Convergys Corporation+ .......................           7,687,500
DIVERSIFIED ELECTRONIC PRODUCTS - 3.5%
     40,000   Hewlett-Packard Company ......................           4,557,500
     55,000   Matsushita Electric Industrial
              Co., Ltd., ADR ...............................          15,345,000
                                                                   -------------
                                                                      19,902,500
DIVERSIFIED FINANCIAL SERVICES - 1.0%
    220,000   Stancorp Financial Group, Inc. ...............           5,541,250
DIVERSIFIED MANUFACTURE - 2.5%
    350,000   Thermo Electron Corporation+ .................           5,250,000
    228,600   Tyco International Ltd. ......................           8,886,825
                                                                   -------------
                                                                      14,136,825
EDP SERVICES - 4.3%
     90,000   Computer Sciences Corporation+ ...............           8,516,250
    180,000   Electronic Data Systems Corporation ..........          12,048,750
    150,000   Infonet Services Corporation+ ................           3,937,500
                                                                   -------------
                                                                      24,502,500
ENVIRONMENTAL SERVICES - 1.6%
    640,000   Republic Services, Inc., Class A+ ............           9,200,000

FINANCE COMPANIES - 1.7%
    200,000   Capital One Financial Corporation ............           9,637,500
FOOD DISTRIBUTORS - 0.7%
    400,000   Fleming Companies, Inc. ......................           4,100,000
FOREST PRODUCTS - 2.5%
    200,000   Weyerhauser Company ..........................          14,362,500
INTEGRATED OIL COMPANIES - 2.8%
    280,000   Amerada Hess Corporation .....................          15,890,000
MAJOR BANKS - 1.3%
    150,000   Bank of America Corporation ..................           7,528,125
MAJOR CHEMICALS - 4.2%
    180,000   Dow Chemical Company .........................          24,052,500
MAJOR PHARMACEUTICALS - 1.2%
    150,000   Pharmacia & Upjohn, Inc. .....................           6,750,000
MANAGED HEALTH CARE - 3.9%
    820,000   First Health Group Corporation+ ..............          22,191,250
MEDIA CONGLOMERATES - 1.6%
    270,000   News Corporation Ltd., ADR ...................           9,028,125
MEDICAL SPECIALTIES - 2.4%
    200,000   Bausch & Lomb, Inc. ..........................          13,687,500
MILITARY/GOVERNMENT/TECHNICAL - 2.1%
    125,000   General Motors Corporation, Class H+ .........          12,000,000
MOTOR VEHICLES - 1.4%
    110,000   General Motors Corporation ...................           7,995,625
MOVIES/TELEVISION - 1.0%
    220,000   Fox Entertainment Group, Inc., Class A+ ......           5,486,250
MULTI-SECTOR COMPANIES - 0.9%
     80,000   Loews Corporation ............................           4,855,000
OFFICE/PLANT AUTOMATION - 0.9%
    240,000   Newbridge Networks Corporation+ ..............           5,415,000
OIL AND GAS PRODUCTION - 2.2%
  1,000,000   Union Pacific Resources Group, Inc. ..........          12,750,000
OILFIELD SERVICES/EQUIPMENT - 1.8%
    180,000   Schlumberger Ltd. ............................          10,125,000
OTHER METALS/MINERALS - 3.3%
    200,000   Rio Tinto PLC, ADR ...........................          18,950,000
OTHER TELEPHONE/COMMUNICATION - 1.3%
    360,000   COMSAT Corporation ...........................           7,155,000
PACKAGED FOODS - 1.0%
    367,000   Dole Food Co., Inc. ..........................           5,963,750




The accompanying notes are an integral part of these financial statements.

     The Montgomery Funds
         GROWTH FUND
I  n  v  e  s  t  m  e  n  t  s

Shares                                                            Value (Note 1)
COMMON STOCKS -  CONTINUED
PAPER - 5.5%
    370,000   Boise Cascade Corporation ....................       $  14,985,000
    140,000   Champion International Corporation ...........           8,671,250
    140,000   International Paper Company ..................           7,901,250
                                                                   -------------
                                                                      31,557,500
PRINTING/FORMS - 1.8%
    420,000   Donnelley (R.R.) & Sons Company ..............          10,421,250
RAILROADS - 3.5%
    340,000   Canadian National Railway Company ............           8,946,250
    260,000   Union Pacific Corporation ....................          11,342,500
                                                                   -------------
                                                                      20,288,750
REAL ESTATE INVESTMENT TRUSTS - 0.6%
    400,000   Host Marriott Corporation ....................           3,300,000
SAVINGS AND LOAN ASSOCIATIONS - 2.9%
    500,000   Golden West Financial Corporation ............          16,750,000
TECHNOLOGY - 0.5%
     40,000   Agilent Technologies, Inc.+ ..................           3,092,500
TELECOMMUNICATIONS EQUIPMENT - 4.3%
     70,000   Comverse Technology, Inc.+ ...................          10,130,312
    100,000   Motorola, Inc. ...............................          14,725,000
                                                                   -------------
                                                                      24,855,312

TOTAL COMMON STOCKS
(Cost $409,535,130) ........................................         557,216,130
                                                                   -------------

MONEY MARKET FUND - 0.0%@
     98,044   Chase Vista Federal Money Market Fund
              (Cost $98,044) ...............................              98,044
                                                                   -------------

TOTAL SECURITIES
(Cost $409,633,174) ........................................         557,314,174
                                                                   -------------

Principal Amount                                                  Value (Note 1)
REPURCHASE AGREEMENTS - 1.6%
$ 8,870,000   Agreement with Greenwich Capital
              Markets, Tri-Party, 5.500% dated 12/31/99,
              to  be repurchased at $8,874,010 on
              01/03/00, collateralized by $9,047,576
              market value of U.S. government and
              mortgage-backed securities, having various
              maturities and interest rates
              (Cost $8,870,000) ............................       $   8,870,000
                                                                   -------------

TOTAL INVESTMENTS- 99.0%
(Cost $418,503,174*) .......................................         566,184,174

OTHER ASSETS AND LIABILITIES - 1.0%
(Net) ......................................................           5,823,303
                                                                   -------------
NET ASSETS - 100.0% ........................................       $ 572,007,477
                                                                   =============

(*)      Aggregate cost for federal tax purposes.

+        Non-income-producing security.

@        Amount represents less than 0.1%.

Abbreviations

ADR      American Depositary Receipt




The accompanying notes are an integral part of these financial statements.

                                                            The Montgomery Funds
                                                                U.S. EMERGING
                                                                 GROWTH FUND
                                                            Portfolio Highlights
                                                                 (Unaudited)

I N V E S T M E N T   R E V I E W

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 1999?

A: We are pleased to report that the Fund performed extremely well over the period, returning 24.17%, versus a 10.96% return for its benchmark, the Russell 2000 Index.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG RETURNS?

A: The Fund's technology holdings proved to be the biggest contributors to its strong relative performance against the benchmark. Throughout the period investor interest in the small-cap arena was focused predominantly on growth stocks, specifically in the technology sector, mirroring trends in the broader market. In fact, the final three months of 1999 saw the widest divergence between growth and value stocks since the launch of the Russell 2000 style indices in 1993. To perform well, any Fund had to have at least an established market weighting in technology.

The Fund was well positioned in this regard. Taking advantage of some very attractive opportunities that we had identified earlier in the period, we increased our technology exposure, which allowed us to participate in the late-year rally in that sector. In addition, strong stock selection further boosted relative returns.

Q: DID YOU MAKE ANY CHANGES TO YOUR STRATEGY OVER THE PERIOD?

A: Our strategy remained dictated by our bottom-up stock selection process throughout the period. Our process involves identifying small-cap growth companies with improving business fundamentals that are trading at reasonable valuations. We seek companies that have the potential to become large, successful growth companies providing superior returns. Through this strategy we have continued to maintain a well-diversified portfolio across many industries, but our stock selection process and the strong performance of the technology stocks that we already held accounted for our increased technology weighting.

Given the rapid gains of the portfolio's technology holdings and their resulting high valuations, we have begun to trim the portfolio's exposure to this sector on a stock-by-stock basis and take profits. Based on our sell discipline, which involves trimming a position when our return objective has been achieved and the stock is no longer attractive on a valuation basis, we have reduced our technology exposure.

Q: WERE THERE ANY STOCKS THAT MADE PARTICULARLY STRONG CONTRIBUTIONS TO PERFORMANCE?

A: Stocks that made particularly strong contributions to performance included Optical Coating Laboratories, Inc. (3.82% of net assets as of 12/31/99) and Comverse Technology (5.05% of net assets as of 12/31/99) on the technology side. And because performance was concentrated mainly in technology, we were particularly pleased with the performance of some non-technology companies, such as Westwood One, Inc. (4.80% of net assets as of 12/31/99).

                              PORTFOLIO MANAGEMENT

               Roger Honour .........   Senior Portfolio Manager
               Kathryn Peters .......          Portfolio Manager

                                FUND PERFORMANCE

                          Average annual total returns
                          for the period ended 12/31/99

                                 MONTGOMERY U.S.
                              EMERGING GROWTH FUND

                    Since inception (12/30/94) ...   20.07%
                    One year .....................   18.83%
                    Five years ...................   20.09%

                               RUSSELL 2000 INDEX

                    Since 12/30/94 ...............   16.69%
                    One year .....................   21.26%
                    Five years ...................   16.69%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                  US Emerging Growth   Russell 2000(1)   Lipper (2)
         Dec-94                10000         10000         10000
         Jan-95                10083       9873.83       9897.15
         Feb-95                10208      10284.57      10300.98
         Mar-95                10558      10461.69      10580.81
         Apr-95                10683      10694.31      10724.75
         May-95                10792       10878.2       10897.6
         Jun-95                11458      11442.51      11543.39
         Jul-95                12083      12101.62      12409.43
         Aug-95                12292      12351.96      12608.54
         Sep-95                12475      12572.55      12928.95
         Oct-95                12058      12010.28      12521.45
         Nov-95                12571      12514.88      13010.66
         Dec-95                12866      12845.08      13210.65
         Jan-96                12790      12831.26         13116
         Feb-96                13161      13231.21      13652.18
         Mar-96                13590      13500.53      14005.77
         Apr-96                14752      14222.42      15049.34
         May-96                15838      14782.93      15668.06
         Jun-96                15005       14175.9      15047.37
         Jul-96                13464      12937.78      13737.34
         Aug-96                14079      13688.94      14570.38
         Sep-96                14584      14223.94       15324.8
         Oct-96                14544      14004.72      15005.54
         Nov-96                14866      14581.77      15455.85
         Dec-96                15326      14963.96      15659.48
         Jan-97                16015      15262.94      16045.25
         Feb-97                15082      14892.86      15331.97
         Mar-97                14493      14190.13      14532.99
         Apr-97                14438      14229.86      14445.24
         May-97                16070      15812.93      16159.27
         Jun-97                17221       16490.6      16991.53
         Jul-97                18181      17257.93      18033.56
         Aug-97                19070      17652.82       18343.5
         Sep-97                20420      18944.89      19724.27
         Oct-97                19758      18112.67      18837.26
         Nov-97                19414      17995.51      18567.54
         Dec-97                19472      18310.49      18709.52
         Jan-98                19530      18021.18      18380.88
         Feb-98                21045      19353.72      19802.31
         Mar-98                21936      20151.92      20705.52
         Apr-98                21927      20262.42      20852.29
         May-98                21064      19172.09      19651.07
         Jun-98                20968      19212.42      19838.51
         Jul-98                19520       17657.1      18395.67
         Aug-98                16587      14228.45      14667.09
         Sep-98                17354      15341.93      15559.86
         Oct-98                18494      15967.59      16200.01
         Nov-98                19559      16804.16      17251.38
         Dec-98                21018      17844.03      18548.25
         Jan-99                19993         18081         18594
         Feb-99                18166         16617         17086
         Mar-99                18257         16876         17401
         Apr-99                19181         17388         18521
         May-99                18876         18657         18875
         Jun-99                20114         19501         20136
         Jul-99                19484         18966         19993
         Aug-99                18631         18264         19455
         Sep-99                18825         18268         19525
         Oct-99                19708         18342         19911
         Nov-99                21627         19437         21486
         Dec-99                24977         21637         24080



(1) The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index.

(2)      The Lipper Small Cap Funds Average universe consists of 269 funds.

The Montgomery Funds
    U.S. EMERGING
     GROWTH FUND
Portfolio Highlights

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

                 MICROS Systems, Inc. .................      5.2%
                 Comverse Technology, Inc. ............      5.0%
                 Westwood One, Inc. ...................      4.8%
                 Duane Reade, Inc. ....................      3.9%
                 Optical Coating Laboratories, Inc. ...      3.8%
                 Esat Telecom Group PLC, ADR ..........      3.2%
                 On Assignment, Inc. ..................      2.9%
                 PerkinElmer, Inc. ....................      2.8%
                 First Health Group Corporation .......      2.7%
                 Manitowoc Company, Inc. ..............      2.5%

                              TOP FIVE INDUSTRIES
                      (as a percentage of total net assets)

                 Computer Software ....................     12.7%
                 Telecommunications Equipment .........     12.1%
                 Diversified Commercial Services ......      7.6%
                 Movies/Television ....................      4.8%
                 Paper ................................      4.3%



Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risks of price fluctuations.




Optical Coating Laboratories, Inc., which manufactures thin film coatings and components for fiber-optic communication systems including dense-wavelength division multiplexing, an area that is growing rapidly due to increased bandwidth demand, was the biggest contributor to performance. We first started to accumulate the stock in May, recognizing its potential, and added to the position on subsequent pullbacks in July and August. The stock performed extremely well, and in early November it was announced that Optical Coating would be acquired by its joint venture partner, JDS Uniphase. The stock continued its rapid appreciation through the remainder of the year.

Comverse Technology, a stock we have owned for several years, is the leading provider of software/hardware solutions that enable enhanced telecommunications services such as voice messaging. The company has benefited from the rapid growth of wireless phone usage. Comverse is likely to see further earnings growth acceleration with the introduction of the "calling party pays" billing system for wireless phones, which is projected to dramatically increase wireless usage and therefore company revenue.

Broadcast company Westwood One is the largest owner of radio content, particularly local content, such as traffic, news, sports and weather. Westwood One bought Metro Networks, a stock we had owned since 1996, earlier in the year. The company is benefiting from an increase in advertising rates as a result of Internet companies vying to get their messages out and build brand names for themselves.

Q: WHAT OPPORTUNITIES ARE YOU CURRENTLY MOST EXCITED ABOUT, AND HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THEM?

A: Looking forward to the New Year, we are excited about opportunities in multiple sectors. We believe that there are many attractively valued stocks that have been overlooked due to the narrow focus of investors on the technology sector in 1999. Because the Fund remains well diversified across sectors, and, in our view, the stocks we own are fundamentally strong, we believe that the Fund is well placed to take advantage of any broadening in investor interest. In the meantime, although we have reduced our weighting in the technology sector, we continue to maintain a healthy exposure to technology companies that meet our criteria for inclusion in the Fund based on our stock selection process.

                                                           The Montgomery Funds
                                                               U.S. EMERGING
                                                                GROWTH FUND
                                                           I n v e s t m e n t s

P O R T F O L I O   I N V E S T M E N T S

December 31, 1999 (Unaudited)

Shares                                                            Value (Note 1)
COMMON STOCKS - 98.4%
AEROSPACE/DEFENSE - 1.4%
    155,000   Moog, Inc., Class A+ ..........................        $ 4,185,000
BIOTECHNOLOGY - 0.6%
     35,500   Gilead Sciences, Inc.+ ........................          1,919,219
BROADCASTING - 4.8%
    190,000   Westwood One, Inc.+ ...........................         14,440,000
BUILDING PRODUCTS - 2.3%
    231,000   Elcor Corporation .............................          6,958,875
CLOTHING/SHOE/ACCESSORY STORES - 1.6%
     57,000   Men's Wearhouse, Inc. (The)+ ..................          1,677,937
     67,200   Talbots, Inc. .................................          2,998,800
                                                                     -----------
                                                                       4,676,737
COMPUTER SOFTWARE - 12.7%
     13,500   BroadVision, Inc. .............................          2,295,844
     42,000   Business Objects S.A.+ ........................          5,583,375
    185,900   Concurrent Computer Corporation+ ..............          3,491,435
     53,000   Genesys Telecomm Laboratories, Inc.+ ..........          2,870,281
     93,400   Macromedia, Inc.+ .............................          6,829,875
     17,500   Metasolv Software, Inc.+ ......................          1,445,937
    213,000   MICROS Systems, Inc.+ .........................         15,781,969
                                                                     -----------
                                                                      38,298,716
COMPUTER/VIDEO CHAINS - 0.6%
     73,300   Ultimate Electronics, Inc.+ ...................          1,809,594
CONSTRUCTION/AGRICULTURE EQUIPMENT/TRUCKS - 2.5%
    224,600   Manitowoc Company, Inc. .......................          7,636,400
CONSUMER ELECTRONICS/APPLIANCES - 1.2%
     55,000   Whirlpool Corporation .........................          3,578,437
CONTRACT DRILLING - 1.2%
    270,000   R&B Falcon Corporation+ .......................          3,577,500
DISCOUNT STORES - 0.8%
     87,700   Ames Department Stores, Inc.+ .................          2,524,128
DIVERSIFIED COMMERCIAL SERVICES - 7.6%
    123,000   Administaff, Inc.+ ............................          3,720,750
        900   Avert, Inc. ...................................             11,250
     41,000   Catalina Marketing Corporation+ ...............          4,745,750
    296,000   On Assignment, Inc.+ ..........................          8,796,750
    106,700   Profit Recovery Group International, Inc.+ ....          2,830,884
    175,000   TETRA Tech, Inc.+ .............................          2,701,562
                                                                     -----------
                                                                      22,806,946
DIVERSIFIED FINANCIAL SERVICES - 0.8%
    100,000   Stancorp Financial Group, Inc. (The) ..........          2,518,750
DRUG STORE CHAINS - 3.9%
    420,000   Duane Reade, Inc.+ ............................         11,576,250

EDP SERVICES - 1.3%
    161,000   Acxiom Corporation+ ...........................          3,869,031

ELECTRONIC COMPONENTS - 4.3%
    164,000   Applied Power, Inc., Class A ..................          6,027,000
     96,000   California Amplifier, Inc.+ ...................          2,520,000
     33,700   Plexus Corporation+ ...........................          1,491,225
     29,200   Sanmina Corporation+ ..........................          2,897,195
                                                                     -----------
                                                                      12,935,420
ELECTRONIC PRODUCTION EQUIPMENT - 2.6%
     56,700   Cymer, Inc.+ ..................................          2,611,744
     19,200   KLA-Tencor Corporation+ .......................          2,137,800
     28,000   Lam Research Corporation+ .....................          3,125,500
                                                                     -----------
                                                                       7,875,044
ENGINEERING AND CONSTRUCTION - 0.6%
    103,000   Granite Construction, Inc. ....................          1,899,062
ENVIRONMENTAL SERVICES - 1.3%
    200,000   Casella Waste Systems, Inc., Class A+ .........          3,781,250

FOOD CHAINS - 0.1%
      9,000   Whole Foods Market, Inc.+ .....................            415,687
HOME FURNISHINGS - 0.6%
    105,400   Westpoint Stevens, Inc. .......................          1,844,500
INTERNET SERVICES - 0.8%
     12,000   Verisign, Inc.+ ...............................          2,281,872

INVESTMENT BANKERS/BROKERS/SERVICES - 1.1%
    120,000   Waddell & Reed Financial, Inc., Class A .......          3,255,000
MAJOR PHARMACEUTICALS - 1.7%
    364,000   Catalytica, Inc.+ .............................          4,959,500
MANAGED HEALTH CARE - 3.7%
    305,500   First Health Group Corporation+ ...............          8,267,594
    234,000   Oxford Health Plans, Inc.+ ....................          2,976,187
                                                                     -----------
                                                                      11,243,781
MEDICAL SPECIALTIES - 1.3%
    140,000   Cerus Corporation+ ............................          3,762,500
OFFICE/PLANT AUTOMATION - 1.2%
     59,500   Kronos, Inc.+ .................................          3,633,219
OIL AND GAS PRODUCTION - 1.9%
    100,000   Newfield Exploration Company+ .................          2,675,000
    366,000   Santa Fe Snyder Corporation+ ..................          2,928,000
                                                                     -----------
                                                                       5,603,000



The accompanying notes are an integral part of these financial statements.

 The Montgomery Funds
     U.S. EMERGING
      GROWTH FUND
I n v e s t m e n t s

Shares                                                            Value (Note 1)
COMMON STOCKS -  CONTINUED
OILFIELD SERVICES/EQUIPMENT - 1.6%
     81,900   UTI Energy Corporation+ .......................      $   1,888,819
    290,000   Varco International, Inc.+ ....................          2,954,375
                                                                   -------------
                                                                       4,843,194
OTHER CONSUMER SERVICES - 2.0%
     31,000   Echostar Communications, Class A+ .............          2,950,828
    223,000   Education Management Corporation+ .............          3,115,031
                                                                   -------------
                                                                       6,065,859
OTHER SPECIALTY STORES - 1.4%
    141,000   Linens 'N Things, Inc.+ .......................          4,177,125
OTHER TELEPHONE/COMMUNICATION - 3.2%
    103,200   Esat Telecom Group PLC, ADR+ ..................          9,571,800
PACKAGE GOODS/COSMETICS - 1.1%
    210,000   Playtex Products, Inc.+ .......................          3,228,750
PAPER - 4.3%
    155,000   Mead Corporation ..............................          6,732,812
    136,000   Willamette Industries, Inc. ...................          6,315,500
                                                                   -------------
                                                                      13,048,312
PRECISION INSTRUMENTS- 2.8%
    204,500   PerkinElmer, Inc. .............................          8,525,094
RESTAURANTS - 1.5%
    158,000   CEC Entertainment, Inc.+ ......................          4,483,250
SAVINGS AND LOAN ASSOCIATIONS - 1.2%
     49,000   Bank United Corporation, Class A ..............          1,321,469
    130,000   Commercial Federal Corporation ................          2,315,625
                                                                   -------------
                                                                       3,637,094
SEMICONDUCTORS - 0.5%
      5,500   Broadcom Corporation+ .........................          1,501,500
SPECIALTY INSURERS - 2.2%
    140,493   Radian Group, Inc. ............................          6,708,541
TELECOMMUNICATIONS EQUIPMENT - 12.1%
     67,700   Carrier Access Corporation+ ...................          4,597,253
    105,000   Comverse Technology, Inc.+ ....................         15,195,469
     14,800   Juniper Networks, Inc.+ .......................          5,098,137
     39,000   Optical Coating Laboratories, Inc. ............         11,495,250
                                                                   -------------
                                                                      36,386,109

TOTAL COMMON STOCKS
(Cost $179,435,895) .........................................        296,042,046
                                                                   -------------

TOTAL INVESTMENTS- 98.4%
(Cost $179,435,895*) ........................................      $ 296,042,046

OTHER ASSETS AND LIABILITIES - 1.6%
(Net) .......................................................          4,845,851
                                                                   -------------

NET ASSETS - 100.0% .........................................      $ 300,887,897
                                                                   =============



(*)      Aggregate cost for federal tax purposes.

+        Non-income-producing security.

Abbreviations

ADR      American Depositary Receipt




The accompanying notes are an integral part of these financial statements.

                                                            The Montgomery Funds
                                                               SMALL CAP FUND
                                                            Portfolio Highlights
                                                                 (Unaudited)

I N V E S T M E N T   R E V I E W

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 1999?

A: We are pleased to report that the Fund performed exceptionally well in the second half of 1999, buoyed by particularly strong relative results in the final three months of the year. The Fund returned 41.79%, versus a return of 10.96% for its benchmark, the Russell 2000 Index, and a 26.83% return for the Russell 2000 Growth Index.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG RESULTS?

A: As a result of our technology, communications and biotech holdings, the performance of the Fund compared very favorably with its benchmark throughout the period. Even though the first three months of 1999 were not favorable to equities, the final three months were nothing short of spectacular for domestic equity markets. As interest rate seasonal and Y2K concerns began to dissipate, stock prices significantly appreciated. Investors embraced the view of a high-growth, low-inflation environment and aggressively pursued high-growth stocks, particularly technology issues, which significantly outperformed value stocks.

The Fund was well positioned to take advantage of this trend, entering October with a 19.50% weighting in technology stocks and a 13.10% weighting in telecommunications-related securities. Many of our investments in semiconductor manufacturing companies appreciated significantly as order flows continued to increase. We see strong revenue opportunities as semiconductor companies expand manufacturing capacity, invest in 300-mm production and build copper-based chip technology. Our communications holdings, including media companies, also registered solid gains, and biotechnology stocks strongly contributed to the portfolio's performance throughout the period. After trimming several positions in the third quarter due to their rapid appreciation, we used price opportunities in October and November to increase existing positions and initiate some new ones.

Q: WERE THERE ANY COMPANIES THAT MADE A PARTICULARLY STRONG CONTRIBUTION TO PERFORMANCE?

A: Similar to the overall market indices, performance was strongest in the Fund's higher-growth companies. For instance, the value of Echostar (5.56% of net assets as of 12/31/99), a satellite cable television company, made significant gains over the final three months of the year. Investors reacted to favorable legislation which will double the company's addressable market. Other contributors to the portfolio's performance included Conexant (3.54% of net assets as of 12/31/99) and Applied Micro Circuits (2.32% of net assets as of 12/31/99), both of which experienced rapid revenue growth in communications semiconductors, and were rewarded by investors.

In biotechnology two notable successes included IDEC Pharmaceuticals (1.91% of net assets as of 12/31/99), which sells an anti-cancer compound called Rituxan, and Medimmune (1.61% of net assets as of 12/31/99). Several presentations at a physicians' conference in December suggested a dramatic change in the market outlook for IDEC Pharmaceuticals' product. Medimmune's Synagis compound treats newborn pediatric patients and continues to rapidly penetrate the market.

                              PORTFOLIO MANAGEMENT

               Stuart Roberts ......    Senior Portfolio Manager
               Brad Kidwell ........           Portfolio Manager
               Cam Philpott, CFA ...           Portfolio Manager

                                FUND PERFORMANCE

                          Average annual total returns
                          for the period ended 12/31/99

                            MONTGOMERY SMALL CAP FUND

               Since inception (7/13/90) ............     21.09%
               One year .............................     55.81%
               Five years ...........................     23.30%

                               RUSSELL 2000 INDEX

               Since 7/13/90 ........................     13.98%
               One year .............................     21.26%
               Five years ...........................     16.69%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                    Small Cap       S&P 500        Lipper
         Jul-90         10000         10000         10000
         Jul-90          9539       9560.16       9641.42
         Aug-90          8569       8286.94       8439.82
         Sep-90          7853       7553.63       7742.45
         Oct-90          7552       7092.49       7443.32
         Nov-90          8154       7633.29        8026.9
         Dec-90          8820       7936.16       8463.57
         Jan-91         10055       8653.86        9184.7
         Feb-91         11319       9618.89       9972.39
         Mar-91         12310      10295.95      10596.61
         Apr-91         12083      10270.05       10536.6
         May-91         12979      10759.57      11016.92
         Jun-91         12489      10132.54      10443.59
         Jul-91         13764      10488.11      11045.01
         Aug-91         14917      10876.32      11518.31
         Sep-91         15371      10961.48      11585.41
         Oct-91         16384       11251.4      11962.56
         Nov-91         15313         10731      11484.61
         Dec-91         17529      11590.29      12788.01
         Jan-92         18607      12529.41      13399.23
         Feb-92         18370      12894.91       13649.1
         Mar-92         17541      12458.44      13099.81
         Apr-92         16602      12021.97      12534.65
         May-92         16577      12181.83      12531.98
         Jun-92         15947      11605.72      11982.81
         Jul-92         16379      12009.55      12396.83
         Aug-92         15749      11670.66      12140.31
         Sep-92         16231      11939.82      12419.48
         Oct-92         16787      12319.34      12925.47
         Nov-92         18740      13262.01      13943.17
         Dec-92         19210      13724.03       14408.7
         Jan-93         19495      14188.54       14715.4
         Feb-93         18555      13860.83      14165.26
         Mar-93         19396      14310.61      14665.39
         Apr-93         18876      13917.79       14193.3
         May-93         20323      14533.64      14963.88
         Jun-93         20805       14624.3      15069.49
         Jul-93         20941      14826.22      15174.65
         Aug-93         22393      15466.73      15938.14
         Sep-93         23432       15903.2      16480.58
         Oct-93         24369      16312.53      16723.13
         Nov-93         22624      15775.63       16164.3
         Dec-93         23881      16315.01      16842.15
         Jan-94         24651      16826.54         17262
         Feb-94         24313      16765.68      17250.53
         Mar-94         22800      15880.49      16331.11
         Apr-94         22800      15974.85      16360.59
         May-94         21651       15795.5      16064.01
         Jun-94         20475      15259.14      15493.85
         Jul-94         21097      15509.84       15745.4
         Aug-94         23002      16374.09      16691.21
         Sep-94         22718      16319.27      16798.53
         Oct-94         22489      16254.86      17044.23
         Nov-94         21475      15598.38      16431.69
         Dec-94         21503      16017.46      16759.27
         Jan-95         21475      15815.37      16609.11
         Feb-95         22236      16473.28      17284.34
         Mar-95         22811      16756.98      17753.82
         Apr-95         22768      17129.58       17979.9
         May-95         23214      17424.11      18255.44
         Jun-95         24594         18328      19370.53
         Jul-95         26130      19383.73      20835.37
         Aug-95         27310      19784.71      21183.61
         Sep-95         27828      20130.04      21747.49
         Oct-95         26405      19237.42      21103.65
         Nov-95         27276      20045.66      21879.87
         Dec-95         29056      20574.55      22151.08
         Jan-96         29008      20552.43      21952.65
         Feb-96         30137      21193.05      22848.63
         Mar-96         31519      21624.43      23355.13
         Apr-96         33459      22780.71      25102.94
         May-96         35382      23678.51      26121.58
         Jun-96         34253      22706.21       25100.6
         Jul-96         31837      20723.04      22825.14
         Aug-96         33045      21926.21      24213.18
         Sep-96         34794       22783.1      25510.31
         Oct-96         34036      22432.01      24905.65
         Nov-96         34929       23356.3      25599.83
         Dec-96         34487      23968.46      25933.69
         Jan-97         35143      24447.35      26634.98
         Feb-97         33138      23854.59      25472.38
         Mar-97         30457      22729.98      24116.36
         Apr-97         29708      22792.63      23961.16
         May-97         34318       25328.3      26753.33
         Jun-97         36586      26413.75      28101.34
         Jul-97         38629      27642.82      29801.37
         Aug-97         38873      28275.34      30263.36
         Sep-97         42903      30344.91      32533.99
         Oct-97         41628      29011.89      31107.44
         Nov-97         41347      28824.24      30710.95
         Dec-97         42716      29328.76      30987.69
         Jan-98         40759      28865.35      30506.58
         Feb-98         45195      30999.74      32819.12
         Mar-98         47740      32278.26      34339.46
         Apr-98         47175      32456.85       34567.1
         May-98         43847      30708.82      32667.84
         Jun-98         45087      30773.43      33140.41
         Jul-98         41085       28282.2      30870.01
         Aug-98         29971      22790.36      24724.36
         Sep-98         30493      24573.88      26225.65
         Oct-98         32472      25576.02      27357.18
         Nov-98         35495         26916      29132.33
         Dec-98         39330      28581.61      31464.29
         Jan-99         39566         28962         31543
         Feb-99         36148         26616         28985
         Mar-99         36879         27031         29518
         Apr-99         39228         29454         31419
         May-99         39463         29884         32019
         Jun-99         43220         31235         34158
         Jul-99         43324         30378         33915
         Aug-99         43142         29254         33003
         Sep-99         41602         29260         33121
         Oct-99         46536         29379         33777
         Nov-99         49979         31133         36449
         Dec-99         61279         34657         40848




(1) The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index. Fund performance presented is for Class R shares.

(2)      The Lipper Small Cap Funds Average universe consists of 77 funds.

The Montgomery Funds
   SMALL CAP FUND
Portfolio Highlights

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

              Echostar Communications, Class A ..........      5.6%
              USA Networks, Inc. ........................      4.3%
              Conexant Systems, Inc. ....................      3.5%
              Pegasus Communications Corporation ........      3.2%
              AT&T Corporation Liberty Media, Class A ...      3.2%
              McLeod USA, Inc. ..........................      2.6%
              Winstar Communications, Inc. ..............      2.6%
              Intermedia Communications, Inc. ...........      2.5%
              Viatel, Inc. ..............................      2.5%
              VerticalNet, Inc. .........................      2.4%

                              TOP FIVE INDUSTRIES
                      (as a percentage of total net assets)

              Other Telephone/Communication .............      9.6%
              Biotechnology .............................      8.7%
              Electronic Production Equipment ...........      8.4%
              Media Conglomerates .......................      7.5%
              Internet Services .........................      6.1%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risks of price fluctuations.

Q: WERE THERE ANY STOCKS THAT DISAPPOINTED?

A: Unfortunately, not every stock participated in the fourth-quarter small-cap rally. For the most part, lower-multiple, lower-growth stocks continued to languish. Rising interest rates pressured consumer-related stocks and companies in the financial sector. Smithfield Foods (2.33% of net assets as of 12/31/99) was one that fell into this category. The revenue potential of the nation's largest pork producer did not materially change during the quarter, and the stock continues to trade at roughly 10 times earnings with 20% plus earnings-growth prospects. Ultimately, however, we believe that earnings will again drive stock prices. Over the past six months, multiple expansion has been an uneven and more dominant factor.

Q: WHAT TRENDS DO YOU SEE DEVELOPING IN THE SMALL-CAP ARENA IN THE YEAR 2000, AND HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THEM?

A: Looking forward, we see a number of potential issues arising as we enter the Year 2000. We find that stock valuations, particularly in the technology area, leave little room for earnings disappointments. Interest rates also continue to be an area of concern. Although the inflation outlook is currently benign, the economy doesn't appear to be slowing significantly, and this may result in further hikes from the Federal Reserve. At a minimum we expect to see higher volatility in the markets surrounding those dates when macroeconomic data is reported. Last year investors focused on companies with higher growth rates, and valuations increased despite higher interest rates. Historically, higher interest rate levels have tended to compress equity valuations, so the market could be vulnerable should investor focus shift if interest rates continue to rise.

Our defense against these risks is to focus on including only high-quality companies in the Fund. Our efforts are directed at understanding the earnings potential of the companies that we invest in and carefully balancing the risk/reward characteristics of each investment. On that front we are optimistic about the fundamentals of the companies in the Fund as we look ahead. We strongly believe that earnings growth ultimately dictates stock prices.

                                                            The Montgomery Funds
                                                               SMALL CAP FUND
                                                           I n v e s t m e n t s

P O R T F O L I O   I N V E S T M E N T S

December 31, 1999 (Unaudited)

Shares                                                            Value (Note 1)
COMMON STOCKS - 98.1%
ALCOHOLIC BEVERAGES - 1.7%
    54,000   Canandaigua Wine Company, Inc.,
             Class A+ .......................................      $   2,754,000
BIOTECHNOLOGY - 8.7%
    28,000   Alkermes, Inc.+ ................................          1,373,750
    24,000   Biocryst Pharmaceuticals, Inc.+ ................            706,500
    40,000   COR Therapeutics, Inc.+ ........................          1,077,500
    32,000   Enzon, Inc.+ ...................................          1,384,000
    38,000   Gilead Sciences, Inc.+ .........................          2,054,375
    32,000   IDEC Pharmaceuticals Corporation+ ..............          3,141,000
    16,000   Medimmune, Inc.+ ...............................          2,653,000
    40,000   Titan Pharmaceuticals, Inc.+ ...................            760,000
    30,000   Viropharma, Inc.+ ..............................          1,115,625
                                                                   -------------
                                                                      14,265,750
BROADCASTING - 2.7%
    53,900   Cumulus Media, Inc.+ ...........................          2,732,056
    13,600   Emmis Broadcasting Corporation+ ................          1,695,325
                                                                   -------------
                                                                       4,427,381
CABLE TELEVISION - 3.2%
    54,600   Pegasus Communications Corporation+ ............          5,289,375
COMPUTER COMMUNICATIONS - 2.3%
    30,000   Applied Micro Circuits Corporation+ ............          3,821,250
COMPUTER SOFTWARE - 3.1%
    35,200   Avant! Corporation+ ............................            529,100
     7,500   HNC Software, Inc.+ ............................            793,125
    26,000   Peregrine Systems, Inc.+ .......................          2,186,437
    33,000   Remedy Corporation+ ............................          1,569,563
                                                                   -------------
                                                                       5,078,225
COMPUTER/VIDEO CHAINS - 0.3%
    15,900   Rex Stores Corporation+ ........................            556,500
CONSUMER SUNDRIES - 0.7%
    45,000   American Greetings Corporation, Class A ........          1,063,125
DIVERSIFIED COMMERCIAL SERVICES - 2.2%
    32,000   Getty Images, Inc.+ ............................          1,568,000
    66,100   Nova Corporation (Georgia)+ ....................          2,086,281
                                                                   -------------
                                                                       3,654,281
EDP SERVICES - 4.8%
    40,000   BISYS Group, Inc. (The)+ .......................          2,607,500
    46,000   CSG Systems International, Inc.+ ...............          1,819,875
    24,000   DST Systems, Inc.+ .............................          1,831,500
    16,000   QRS Corporation+ ...............................          1,684,500
                                                                   -------------
                                                                       7,943,375
ELECTRONIC COMPONENTS - 1.5%
    52,000   Flextronics International Ltd.+ ................          2,393,625

ELECTRONIC PRODUCTION EQUIPMENT - 8.4%
    48,000   Advanced Energy Industries, Inc.+ ..............      $   2,362,500
    24,000   Credence Systems Corporation+ ..................          2,070,750
    34,000   Cymer, Inc.+ ...................................          1,566,125
    30,000   Kulicke & Soffa Industries, Inc.+ ..............          1,275,938
    64,000   LTX Corporation+ ...............................          1,444,000
    57,600   MKS Instruments, Inc.+ .........................          2,084,400
    44,000   PRI Automation, Inc.+ ..........................          2,942,500
                                                                   -------------
                                                                      13,746,213
FINANCE - 0.4%
    52,000   LaBranche & Company, Inc.+ .....................            663,000
FINANCE COMPANIES - 3.1%
   172,000   AmeriCredit Corporation+ .......................          3,182,000
    40,000   Radian Group, Inc. .............................          1,910,000
                                                                   -------------
                                                                       5,092,000
FINANCIAL PUBLISHING/SERVICES - 0.2%
     5,900   Advent Software, Inc.+ .........................            377,784
GENERIC DRUGS - 1.6%
    40,000   Alpharma, Inc., Class A ........................          1,230,000
    44,000   Barr Laboratories, Inc.+ .......................          1,380,500
                                                                   -------------
                                                                       2,610,500
HOME FURNISHINGS - 0.6%
    30,050   Ethan Allen Interiors, Inc. ....................            963,478
INSURANCE BROKERS/SERVICES - 1.8%
    48,000   E. W. Blanch Holdings, Inc. ....................          2,940,000
INTERNET SERVICES - 6.1%
    18,000   Cybersource Corporation+ .......................            934,875
   108,000   Intermedia Communications, Inc. ................          4,185,000
     7,700   Proxicom, Inc.+ ................................            956,485
    24,000   VerticalNet, Inc.+ .............................          3,924,750
                                                                   -------------
                                                                      10,001,110
LIFE INSURANCE - 0.5%
    30,000   Annuity and Life Re (Holdings), Ltd. ...........            781,875
MANAGED HEALTH CARE - 0.6%
    36,000   Trigon Healthcare, Inc.+ .......................          1,062,000
MEAT/POULTRY/FISH - 2.3%
   160,000   Smithfield Foods, Inc.+ ........................          3,835,000
MEDIA CONGLOMERATES - 7.5%
    92,000   AT&T Corporation Liberty Media, Class A+ .......          5,221,000
   128,000   USA Networks, Inc.+ ............................          7,068,000
                                                                   -------------
                                                                      12,289,000
MEDICAL SPECIALTIES - 1.0%
    48,000   Mentor Corporation .............................          1,245,000

The accompanying notes are an integral part of these financial statements.

 The Montgomery Funds
    SMALL CAP FUND
I n v e s t m e n t s

Shares                                                            Value (Note 1)
COMMON STOCKS -  CONTINUED
MEDICAL SPECIALTIES -  CONTINUED
    28,000   Novoste Corporation+ ...........................      $     467,250
                                                                   -------------
                                                                       1,712,250
MOVIES/ENTERTAINMENT - 4.0%
    44,000   Liberty Digital, Inc.+ .........................          3,271,125
    92,000   SFX Entertainment, Inc.+ .......................          3,329,250
                                                                   -------------
                                                                       6,600,375
OFFICE/PLANT AUTOMATION - 1.2%
    40,000   Optimal Robotics Corporation+ ..................          1,490,000
    12,000   Zixit Corporation+ .............................            473,625
                                                                   -------------
                                                                       1,963,625
OILFIELD SERVICES/EQUIPMENT - 0.6%
    55,600   Petroleum Geo-Services, ADR+ ...................            990,375
OTHER CONSUMER SERVICES- 5.6%
    94,000   Echostar Communications, Class A+ ..............          9,153,250
OTHER PHARMACEUTICALS - 2.5%
    60,000   Jones Medical industries, Inc. .................          2,606,250
    30,000   Pharmacyclics, Inc.+ ...........................          1,241,250
    30,000   Theragenics Corporation+ .......................            271,875
                                                                   -------------
                                                                       4,119,375
OTHER SPECIALTY STORES - 1.2%
   101,900   Rent-A-Center, Inc.+ ...........................          2,041,184
OTHER TELEPHONE/COMMUNICATION - 9.6%
   174,900   ICG Communications, Inc.+ ......................          3,273,909
    73,000   McLeod USA, Inc.+ ..............................          4,293,313
    76,000   Viatel, Inc.+ ..................................          4,070,750
    56,000   Winstar Communications, Inc.+ ..................          4,210,500
                                                                   -------------
                                                                      15,848,472
RENTAL/LEASING COMPANIES - 0.5%
    40,000   Rent-Way, Inc.+ ................................            747,500
RESTAURANTS - 0.5%
    33,000   Brinker International, Inc.+ ...................            792,000
SAVINGS AND LOAN ASSOCIATIONS - 1.3% ........................
    32,000   Bank United Corporation, Class A ...............            863,000
    72,000   Commercial Federal Corporation .................          1,282,500
                                                                   -------------
                                                                       2,145,500
SEMICONDUCTORS - 3.5%
    88,000   Conexant Systems, Inc.+ ........................          5,827,250
TELECOMMUNICATIONS EQUIPMENT - 2.3%
    72,000   Commscope, Inc.+ ...............................          2,902,500
    14,000   RF Micro Devices, Inc.+ ........................            955,938
                                                                   -------------
                                                                       3,858,438

TOTAL COMMON STOCKS
(Cost $91,679,272) ..........................................        161,408,441
                                                                   -------------

MONEY MARKET FUND - 0.0%@
       365   Chase Vista Federal Money Market Fund
             (Cost $365) ....................................                365
                                                                   -------------

TOTAL SECURITIES
(Cost $91,679,637) ..........................................        161,408,806
                                                                   -------------

Principal Amount

REPURCHASE AGREEMENTS - 2.1%
$3,520,000   Agreement with Greenwich Capital
             Markets, Tri-Party, 5.500% dated 12/31/99,
             to be repurchased at $3,521,591 on
             01/03/00, collateralized by $3,590,470
             market value of U.S. government and
             mortgage-backed securities, having various
             maturities and interest rates
             (Cost $3,520,000) ..............................          3,520,000
                                                                   -------------

TOTAL INVESTMENTS - 100.2%
(Cost $95,199,637*) .........................................        164,928,806

OTHER ASSETS AND LIABILITIES - (0.2)%
(Net) .......................................................           (377,727)
                                                                   -------------

NET ASSETS - 100.0% .........................................      $ 164,551,079
                                                                   =============

(*)      Aggregate cost for federal tax purposes.

+        Non-income-producing security.

@        Amount represents less than 0.1%.

Abbreviations

ADR      American Depositary Receipt




The accompanying notes are an integral part of these financial statements.

                              The Montgomery Funds
                               Equity Income Fund
                              Portfolio Highlights
                                   (Unaudited)

I N V E S T M E N T   R E V I E W

Q: How did the Fund perform during the six months ended December 31, 1999?

A: The Fund returned - 7.90% in the six months ended December 31, 1999, versus 7.71% for its benchmark, the S&P 500 Index. A late surge in technology stocks fueled a 14.79% increase in the S&P in the fourth quarter. Many of the stocks participating in that technology rally did not meet the Fund's selection criteria for dividend yield and value and were therefore not eligible for inclusion in the Fund. Consequently, tech stocks constituted 28% of the S&P 500 and only 10% of the Fund as of December 31. This weighting disparity and the comparatively weak performance of value stocks versus growth stocks throughout the period were the principal reasons behind the Fund's underperformance.

Q: Did you make any changes to Fund strategy in response to market trends or conditions?

A: The narrowness of the market and its increasing volatility prompted us to forgo any major adjustments during the period. The strongest returns in the market were led by a relatively small number of technology and telecommunications stocks, whose skyrocketing valuations were increasingly detached from performance fundamentals. In our opinion the uncertainty surrounding these valuations suggests that investment opportunities in other sectors of the market were being overlooked.

The Fund did continue to expand its technology and telecommunications exposure over the period, however, in accordance with selection guidelines that were revised in the first half of 1999. Previously, the Fund's investment guidelines limited stock selection to those names with a relative yield at least 40% greater than that of the average S&P 500 stock. To increase the Fund's exposure to the technology and health-care sectors, that guideline was relaxed to allow up to 20% of the Fund to be invested on the basis of historic yield and not solely on return versus the benchmark.

This change opened the door to new technology acquisitions, including Hewlett-Packard (2.32% of net assets as of 12/31/99), which, after experiencing significant price volatility at the beginning of the period, was a strong contributor to performance during the final three months of the year. During the fourth quarter, we also added International Business Machines (4.08% of net assets as of 12/31/99), which now ranks among the Fund's largest holdings. We believe that such attractively priced investment opportunities can be discovered irrespective of the current narrowness of the market without compromising the Fund's investment discipline.

Q: Were there any stocks that made a particularly strong contribution to performance?

A: Individual stocks from several industries fared well in the six-month period ended December 31, 1999. Alcoa (2.41% of net assets as of 12/31/99), the world's leading producer of aluminum and alumina, leapt 33.7% toward the end of the year, following its addition to the Fund. Alcoa continues to benefit from consolidation within the industry, as well as from the global economic recovery, which has bolstered demand for basic materials and lifted the price of alumi-

                              PORTFOLIO MANAGEMENT

William King, CFA .............Portfolio Manager

                                FUND PERFORMANCE
                          Average annual total returns
                         for the period ended 12/31/99

                          Montgomery Equity Income Fund

Since inception (9/30/94) .................................      16.20%
One year ..................................................      (0.52)%
Five years ................................................      17.31%

                                  S&P 500 Index

Since 9/30/94 ...........................................       27.02%
One year ................................................       21.04%
Five years ..............................................       28.56%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                   GROWTH OF A $10,000 INVESTMENT LINE GRAPH

                    Equity Income      S&P 500 Index             Lipper
Sep-94                      10000              10000              10000
Oct-94                      10083            10228.7           10061.03
Nov-94                       9825             9853.2            9687.36
Dec-94                       9907            9997.16            9764.84
Jan-95                      10336           10257.09            9954.51
Feb-95                      10597           10655.06           10286.68
Mar-95                      10824           10970.56           10533.98
Apr-95                      11028           11292.21           10779.82
May-95                      11392           11738.48           11108.59
Jun-95                      11426           12014.57            11238.7
Jul-95                      11562           12415.14           11535.35
Aug-95                      11742           12448.91           11652.72
Sep-95                      12280           12971.64           12037.71
Oct-95                      12280           12925.85           11920.92
Nov-95                      12899           13494.84           12452.72
Dec-95                      13392           13744.36           12766.42
Jan-96                      13610           14217.72           13074.35
Feb-96                      13705           14354.35           13184.18
Mar-96                      13784           14491.86            13356.1
Apr-96                      13828           14705.33           13495.62
May-96                      14065           15084.29           13703.55
Jun-96                      14232           15145.53           13732.34
Jul-96                      13834            14471.1           13252.77
Aug-96                      14108           14778.46           13599.74
Sep-96                      14639           15609.16           14117.15
Oct-96                      15126           16036.38           14443.57
Nov-96                      16028           17253.71            15250.8
Dec-96                      15848           16916.05           15170.61
Jan-97                      16174            17966.2           15719.63
Feb-97                      16668           18110.29           15921.18
Mar-97                      16232           17357.08           15445.67
Apr-97                      16511            18392.6           15907.56
May-97                      17356           19521.54           16817.03
Jun-97                      17935            20379.9           17441.98
Jul-97                      18936           21998.07           18557.43
Aug-97                      18285           20778.94           17994.26
Sep-97                      19148           21912.01           18881.09
Oct-97                      18412           21190.89            18306.9
Nov-97                      19430           22162.91           18879.01
Dec-97                      19984           22537.47            19334.3
Jan-98                      19827           22792.59           19303.94
Feb-98                      20783           24430.47           20390.12
Mar-98                      21711           25684.48           21331.57
Apr-98                      21248           25950.57           21331.37
May-98                      20819           25499.29           21001.95
Jun-98                      20774           26535.07           21143.49
Jul-98                      20126           26253.01           20526.97
Aug-98                      18409           22463.12           17983.66
Sep-98                      19623           23917.83           18937.59
Oct-98                      21087           25853.98           20038.18
Nov-98                      21796           27421.51           20902.12
Dec-98                      22130           29017.17            21453.6
Jan-99                      21979           30211.51              21394
Feb-99                      21654           29273.14              20945
Mar-99                      22115           30449.05              21410
Apr-99                      23794           31608.55              22923
May-99                      23018           30877.76              22692
Jun-99                      23902           32565.54              23388
Jul-99                      23388              31574              22782
Aug-99                      22382              31426              22204
Sep-99                      21366              30556              21406
Oct-99                      22033              32499              22130
Nov-99                      21907              33163              22028
Dec-99                      22012              35104              22378

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

(2)  The Lipper Equity Income Funds Average universe consists of 110 funds.

                              The Montgomery Funds
                               Equity Income Fund
                              Portfolio Highlights

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

International Business Machines
Corporation ........................................................     4.1%
Citigroup, Inc. ....................................................     3.6%
Electronic Data Systems Corporation ................................     3.3%
International Paper Company ........................................     3.3%
SBC Communications, Inc. ...........................................     3.0%
Honeywell International, Inc. ......................................     3.0%
Bank of America Corporation ........................................     2.9%
Bell Atlantic Corporation ..........................................     2.9%
Illinois Tool Works, Inc. ..........................................     2.7%
McGraw-Hill Companies, Inc. ........................................     2.7%

                              TOP FIVE INDUSTRIES
                      (as a percentage of total net assets)

Major U.S. Telecommunications ......................................     9.3%
EDP Services .......................................................     7.4%
Paper ..............................................................     5.9%
Integrated Oil Companies ...........................................     5.8%
Major Banks ........................................................     5.1%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

num. McGraw-Hill (2.69% of net assets as of 12/31/99), the large publishing house and information services provider, returned 27.4% over the six-month period, and Citigroup (3.55% of net assets as of 12/31/99) gained 26.6%, with a strong showing from its credit card and mortgage-backed securities divisions.

These performance highlights were unfortunately offset by weakness in other areas. After briefly considering alternative industries such as paper and oil in the second quarter, investors abruptly returned their attention to the high-growth technology stocks following the Federal Reserve's third-quarter rate hike. This further rotation into technology issues caused other sectors to wilt, including energy and utilities. For example, Coastal Corporation (2.37% of net assets as of 12/31/99), the Houston-based energy company, slipped 13.4% in the fourth quarter.

                              The Montgomery Funds
                               Equity Income Fund
                             I n v e s t m e n t s

P O R T F O L I O   I N V E S T M E N T S
December 31, 1999 (Unaudited)

Shares                                                          Value (Note 1)
COMMON STOCKS - 95.4%
AEROSPACE/DEFENSE - 1.5%
    4,000  United Technologies Corporation ................      $  260,000

ALCOHOLIC BEVERAGES - 2.1%
    5,000  Anheuser-Busch Companies, Inc. .................         354,375

ALUMINUM - 2.4%
    5,000  Alcoa, Inc. ....................................         415,000

BOOKS/MAGAZINES - 1.2%
    5,000  Harcourt General, Inc. .........................         201,250

CLOTHING/SHOE/ACCESSORY STORES - 1.5%
   10,000  Nordstrom, Inc. ................................         261,875

CONSUMER ELECTRONICS/APPLIANCES - 1.1%
    3,000  Whirlpool Corporation ..........................         195,187

DIVERSIFIED ELECTRONIC PRODUCTS - 2.3%
    3,500  Hewlett-Packard Company ........................         398,781

DIVERSIFIED FINANCIAL SERVICES - 3.6%
   11,000  Citigroup, Inc. ................................         611,187

DIVERSIFIED MANUFACTURE - 3.0%
    8,812  Honeywell International, Inc. ..................         508,342

EDP SERVICES - 7.4%
    8,500  Electronic Data Systems Corporation ............         568,969
    6,500  International Business Machines
           Corporation ....................................         702,000
                                                                 ----------
                                                                  1,270,969

ELECTRIC UTILITIES: EAST - 1.0%
    5,000  Peco Energy Company ............................         173,750

ELECTRICAL PRODUCTS - 1.3%
    4,000  Emerson Electric Company .......................         229,500

FINANCE COMPANIES - 1.6%
    4,500  Fannie Mae .....................................         280,969

FINANCIAL PUBLISHING/SERVICES - 2.7%
    7,500  McGraw-Hill Companies, Inc. ....................         462,187

INDUSTRIAL MACHINERY/COMPONENTS - 3.7%
    7,000  Illinois Tool Works, Inc. ......................         472,937
    3,000  Ingersoll Rand Company .........................         165,188
                                                                 ----------
                                                                    638,125

INSURANCE BROKERS/SERVICES - 2.5%
    4,500  Marsh & McLennan Companies .....................         430,594

INTEGRATED OIL COMPANIES - 5.8%
    5,000  Chevron Corporation ............................         433,125
   10,000  Conoco, Inc. ...................................         248,750
    4,000  Exxon Mobil Corporation ........................         322,250
                                                                 ----------
                                                                  1,004,125

LIFE INSURANCE - 1.3%
    3,000  American General Corporation ...................         227,625

MAJOR BANKS - 5.1%
   10,000  Bank of America Corporation ....................      $  501,875
    7,000  FleetBoston Financial Corporation ..............         243,687
    5,500  U.S. Bancorp ...................................         130,969
                                                                 ----------
                                                                    876,531

MAJOR CHEMICALS - 2.3%
    3,000  Dow Chemical Company ...........................         400,875

MAJOR PHARMACEUTICALS - 4.2%
    7,000  American Home Products Corporation .............         276,063
    3,000  Johnson & Johnson ..............................         279,375
    2,500  Merck & Company, Inc. ..........................         167,656
                                                                 ----------
                                                                    723,094

MAJOR U.S. TELECOMMUNICATIONS - 9.3%
    8,000  AT&T Corporation ...............................         406,000
    8,000  Bell Atlantic Corporation ......................         492,500
    4,000  BellSouth Corporation ..........................         187,250
   10,528  SBC Communications, Inc. .......................         513,240
                                                                 ----------
                                                                  1,598,990

MEDICAL SPECIALTIES - 2.2%
    6,000  Baxter International, Inc. .....................         376,875

MOTOR VEHICLES - 1.9%
    4,500  General Motors Corporation .....................         327,094

OFFICE EQUIPMENT/SUPPLIES - 3.5%
    4,000  Avery Dennison Corporation .....................         291,500
    6,500  Pitney-Bowes, Inc. .............................         314,031
                                                                 ----------
                                                                    605,531

OIL/GAS TRANSMISSION - 4.0%
   11,500  Coastal Corporation (The) ......................         407,531
    7,000  El Paso Energy Corporation .....................         271,688
                                                                 ----------
                                                                    679,219

OILFIELD SERVICES/EQUIPMENT - 3.1%
    8,000  Baker Hughes, Inc. .............................         168,500
    9,000  Halliburton Company ............................         362,250
                                                                 ----------
                                                                    530,750

PACKAGE GOODS/COSMETICS - 3.8%
    4,000  Clorox Company (The) ...........................         201,500
    7,000  Kimberly-Clark Corporation .....................         456,750
                                                                 ----------
                                                                    658,250

PAINTS/COATINGS - 1.5%
    4,000  PPG Industries, Inc. ...........................         250,250

PAPER - 5.9%
   10,000  International Paper Company ....................         564,375
   10,000  Westvaco Corporation ...........................         326,250
    2,500  Willamette Industries, Inc. ....................         116,094
                                                                 ----------
                                                                  1,006,719

The accompanying notes are an integral part of these financial statements.

                              The Montgomery Funds
                               Equity Income Fund
                             I n v e s t m e n t s

Shares                                                          Value (Note 1)
COMMON STOCKS -  continued
Printing/Forms - 1.0%
      7,000   Donnelley (R.R) & Sons Company...............     $   173,688
Soft Drinks - 1.6%
      8,000   PepsiCo, Inc.................................         282,000

TOTAL COMMON STOCKS
(Cost $14,591,311) ........................................      16,413,707
                                                                -----------
MONEY MARKET FUND - 0.0%@
        345   Chase Vista Federal Money Market Fund
              (Cost $345) .................................             345
                                                                -----------
TOTAL SECURITIES
(Cost $14,591,656) ........................................      16,414,052
                                                                -----------
Principal Amount
REPURCHASE AGREEMENTS - 2.5%
$   433,000   Agreement with Greenwich Capital
              Markets, Tri-Party, 5.500% dated
              12/31/99, to be repurchased at $433,196
              on 01/03/00, collateralized by $441,669
              market value of U.S. government and
              mortgage-backed securities, having
              various maturities and interest rates
              (Cost $433,000) .............................         433,000
                                                                -----------
TOTAL INVESTMENTS - 97.9%
 (Cost $15,024,656*) ......................................      16,847,052

OTHER ASSETS AND LIABILITIES - 2.1%
(Net) .....................................................         364,780
                                                                -----------
NET ASSETS - 100.0%........................................     $17,211,832
                                                                ===========

(*)  Aggregate cost for federal tax purposes.

@    Amount represents less than 0.1%.



The accompanying notes are an integral part of these financial statements.

                              The Montgomery Funds
                            INTERNATIONAL GROWTH FUND
                              Portfolio Highlights
                                   (Unaudited)

I N V E S T M E N T   R E V I E W

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 1999?

A: A very strong relative performance in the final three months of the year more than made up for a soft start. As a result, we are pleased to report that the Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index over the six-month period, returning 25.72%, versus 22.27% for the index. In recognition of these solid results and its long-term performance, the Fund has earned an overall four-star rating from Morningstar for its risk-adjusted returns for the period ended 12/31/99 among 1,104 international equity funds. The Fund also received four stars among 1,104 international equity funds for the three-year period ended 12/31/99.(*)

Q: WHAT FACTORS CONTRIBUTED MOST TO THE FUND'S STRONG RELATIVE PERFORMANCE?

A: The same positioning that hurt performance at the beginning of the period proved to be a positive in the final three months of 1999. During the third quarter of 1999 the performance of growth stocks suffered due to concerns over rising interest rates in Europe and the United States. Japan was the best-performing market, partly due to a 14% appreciation in the value of the yen against the dollar. By the fourth quarter, however, interest rate concerns had dissipated, the yen began to stabilize and the euro, which had been extremely soft, also began to stabilize. As a result, growth stocks returned to favor, specifically in the technology and telecommunications sectors, and investors again showed greater interest in Europe.

The Fund was very well positioned to take advantage of these trends in the latter part of the year. Based on our bottom-up stock selection process, the Fund was overweighted in the communications and technology sectors in Europe and therefore participated in the rallies in those sectors. Both stock selection and country allocation decisions added to relative returns during the quarter. Most of the outperformance was attributable to stock selection. Stock selection in Japan was particularly strong, as the Fund's Japanese holdings gained approximately 30%, while the Nikkei 225 Index rose by 17% for the quarter.

Q: WERE THERE ANY STOCKS THAT MADE A PARTICULARLY STRONG CONTRIBUTION TO
RETURNS?

A: Reflecting the Fund's changeable fortunes, two stocks in particular enjoyed outstanding gains toward the end of the year, more than making up for a volatile start to the period. These were Freeserve PLC (0.65% of net assets as of 12/31/99), a U.K. Internet service provider, and Global TeleSystems Group (1.28% of net assets as of 12/31/99), a telecommunications company that is positioned at the forefront of the Internet wave through its ownership interest in the largest data network in Europe. We are pleased to note that our fundamentally based stock selection process, which contributed to our decision to add to these positions when their prices softened, worked well as their valuations rebounded strongly in the final three months of the year.

                              PORTFOLIO MANAGEMENT

John Boich, CFA.................  Senior Portfolio Manager
Oscar Castro, CFA...............  Senior Portfolio Manager

                                FUND PERFORMANCE
                          Average annual total returns
                          for the period ended 12/31/99

                                   MONTGOMERY
                            INTERNATIONAL GROWTH FUND

Since inception (7/3/95) ............................      21.62%
One year ............................................      26.25%
Three years .........................................      21.41%

                                 MSCI EAFE INDEX

Since 7/3/95 ........................................      14.02%
One year ............................................      27.30%
Three years .........................................      16.06%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

[GROWTH OF A $10,000 INVESTMENT LINE GRAPH]

                         International
                  Growth Institutional              Index                Lipper
Jun-95                           10000                10000                10000
Jul-95                           10083             10622.56             10535.91
Aug-95                           10058             10217.35             10339.11
Sep-95                           10417              10416.9             10495.93
Oct-95                           10675             10136.89             10286.61
Nov-95                           10783             10418.93             10396.57
Dec-95                           11142             10838.72             10708.57
Jan-96                           11392             10883.21             10949.63
Feb-96                           11617                10920             10995.95
Mar-96                           11842              11151.9             11186.91
Apr-96                           12600             11476.12             11540.05
May-96                           12925             11264.94              11508.2
Jun-96                           12758             11328.34             11585.43
Jul-96                           12183             10997.25             11150.67
Aug-96                           12500             11021.34              11278.4
Sep-96                           12717             11314.13             11521.57
Oct-96                           12737             11198.36             11444.71
Nov-96                           13420             11643.92             11933.52
Dec-96                           13477             11494.13             11976.28
Jan-97                           13748             11091.87             11932.77
Feb-97                           13683             11273.29             12085.45
Mar-97                           13730             11314.11             12118.03
Apr-97                           13739             11374.14                12118
May-97                           14572              12114.3             12136.05
Jun-97                           15208             12782.37             12853.97
Jul-97                           15704             12989.16             13453.37
Aug-97                           14899             12019.08             12815.77
Sep-97                           15789             12692.37             13615.29
Oct-97                           14572             11716.78             12571.16
Nov-97                           14750             11597.33              12453.9
Dec-97                           14845             11698.49             12552.73
Jan-98                           15478              12233.5             12862.04
Feb-98                           16937             13018.47             13712.55
Mar-98                           17862             13419.33             14414.36
Apr-98                           18506             13525.55             14615.61
May-98                           18717              13459.9             14632.53
Jun-98                           18747              13561.8             14527.51
Jul-98                           19129              13699.3              14763.5
Aug-98                           16283              12002.1              12643.2
Sep-98                           15529             11634.14             12174.74
Oct-98                           17078             12846.89             13087.66
Nov-98                           18144             13505.05              13759.6
Dec-98                           19105             14037.82             14192.05
Jan-99                           19862                13996                14307
Feb-99                           18791                13663                13932
Mar-99                           18468                14233                14420
Apr-99                           18994                14810                15083
May-99                           18519                14047                14466
Jun-99                           19186                14595                15227
Jul-99                           19236                15029                15620
Aug-99                           18963                15083                15757
Sep-99                           18650                15235                15817
Oct-99                           19823                15806                16425
Nov-99                           21492                16355                17694
Dec-99                           24120                17823                19814

(1) The Morgan Stanley Capital International EAFE Index is composed of 20 developed market countries in Europe, Australasia and the Far East.

(2)  The Lipper International Funds Average universe consists of 270 funds.

(*) Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/99. The ratings are subject to change every month. The ratings are calculated from the Fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects Fund performance below 90-day T-bill returns. The top 10 percent of funds in an investment class receive five stars. Ratings are for Class R shares only; other classes may vary.

                              The Montgomery Funds
                           INTERNATIONAL GROWTH FUND
                              Portfolio Highlights

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

Sony Corporation ...............................................     3.0%
Mannesmann AG ..................................................     2.8%
Nippon Telegraph & Telephone
Corporation ....................................................     2.6%
Nokia Oyj ......................................................     2.6%
VNU N.V. .......................................................     2.0%
Atmel Corporation ..............................................     2.0%
Telecom Italia Mobile SpA ......................................     2.0%
Glaxo Wellcome PLC .............................................     2.0%
Invensys PLC ...................................................     1.9%
Hitachi Ltd. ...................................................     1.7%

                               TOP FIVE COUNTRIES
                      (as a percentage of total net assets)

Japan .........................................................     20.8%
France ........................................................     17.1%
Netherlands ...................................................     14.8%
United Kingdom ................................................     13.5%
Germany .......................................................      9.0%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Investors should be aware that there are risks associated with investing in funds of this type that invest in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Communications and technology weren't the only sectors in which our process identified stocks that boosted returns. In the underperforming health-care sector, for example, Aventis (1.41% of net assets as of 12/31/99) -- a pharmaceuticals company that was born out of the merger between Rhone-Poulenc and Hoechst -- was also a strong contributor to performance.

Q: DO YOU STILL LIKE THE PROSPECTS FOR TECHNOLOGY AND TELECOMMUNICATIONS STOCKS FOLLOWING THE RAPID INCREASE IN VALUATIONS TOWARD THE END OF THE YEAR?

A: Looking forward, we believe that the key to performance at the beginning of the year will be judging our exposure to telecommunications and technology. Because of the strong price appreciation in these stocks in the fourth quarter, many are now at historically high valuation levels. In our view high valuations combined with a rising interest rate environment in Europe will likely lead to short-term volatility in these securities. As a result, we have already taken profits in companies that have met our price targets and reduced the Fund's overweight position in these sectors.

In the long run, however, we remain positive about the market's prospects and are still excited about the telecommunications and technology stocks that we own. We believe that these stocks will likely continue to drive economic growth and also believe that the investment environment will be more hospitable to them in the second half of the year once interest rates have peaked and as a result of accelerating macroeconomic growth in Europe and Japan. Reflecting this view, we intend to add to those stocks with the most favorable fundamentals on price weakness.

Q: HOW IS THE FUND CURRENTLY POSITIONED, AND WHERE DO YOU SEE THE BEST OPPORTUNITIES IN THE COMING YEAR?

A: Looking forward, we expect interest rates to increase in the United States and Europe during the first half of 2000, against a backdrop of accelerating growth in Europe. In light of our changing interest rate assumptions, we have reassessed the Fund's holdings; we have reduced our exposure to the companies most negatively affected and have added to companies we feel are less vulnerable.

We also intend to add companies identified by our stock selection process in sectors such as consumer durables, companies that we believe will also benefit from accelerating growth in Europe and an improved second-half interest rate environment. By sticking to our disciplined process and using primary original research, we hope to continue reporting solid results.

                              The Montgomery Funds
                           INTERNATIONAL GROWTH FUND
                             I n v e s t m e n t s

P O R T F O L I O   I N V E S T M E N T S
December 31, 1999 (Unaudited)

Shares                                                         Value (Note 1)
COMMON STOCKS - 96.1%

AUSTRALIA - 2.3%
   299,934  Australia & New Zealand Banking Group
            Ltd. (Non-U.S. Banks) ..........................     $ 2,180,262
 1,157,600  Cable & Wireless Optus Ltd.
            (Other Telephone/Communication) ................       3,865,273
                                                                 -----------
                                                                   6,045,535

BELGIUM - 1.3%
    96,000  Global TeleSystems Group, Inc.+
            (Other Telephone/Communication) ................       3,324,000

BRAZIL - 1.3%
    26,900  Telebras, Sponsored ADR
            (Other Telephone/Communication) ................       3,456,650

CHINA/HONG KONG - 2.2%
   294,000  Cheung Kong Holdings Ltd. (Real Estate) ........       3,734,804
   306,000  Henderson Land Development Company,
            Ltd. (Real Estate) .............................       1,964,289
                                                                 -----------
                                                                   5,699,093

FINLAND - 3.7%
    34,300  Helsinki Telephone
            (Other Telephone/Communication) ................       2,860,293
    37,780  Nokia Oyj
            (Telecommunications Equipment) .................       6,857,177
                                                                 -----------
                                                                   9,717,470

FRANCE - 17.1%
    16,000  Air Liquide S.A. (Specialty Chemicals) .........       2,681,402
    98,920  Alstom (Electrical Products) ...................       3,301,589
    63,000  Aventis S.A. (Major Pharmaceuticals) ...........       3,665,450
    25,350  Axa (Multi-Line Insurance) .....................       3,537,732
    36,620  Banque Nationale de Paris
            (Non-U.S. Banks) ...............................       3,382,398
    13,000  Carrefour S.A. (Food Chains) ...................       2,400,173
    12,690  Castorama Dubois S.A.
            (Building Material Chains) .....................       3,864,377
    12,040  Coflexip S.A.
            (Oilfield Services/Equipment) ..................         875,939
    29,670  France Telecom S.A.
            (Other Telephone/Communication) ................       3,928,196
     5,600  Societe Television Francaise (Broadcasting) ....       2,936,313
    25,300  STMicroelectronics N.V.+
            (Semiconductors) ...............................       3,898,116
    19,090  Total Fina S.A., Class B
            (Oil Refining/Marketing) .......................       2,550,544
    46,800  Valeo S.A. (Auto Parts: O.E.M.) ................       3,614,811
    44,261  Vivendi (Non-U.S. Utilities) ...................       4,001,128
                                                                 -----------
                                                                  44,638,168

GERMANY - 7.3%
    29,600  Deutsche Telecom AG
            (Other Telephone/Communication) ................     $ 2,110,192
    35,700  Epcos AG+
            (Electronic Components) ........................       2,681,856
    32,200  HypoVereinsbank AG (Non-U.S. Banks) ............       2,201,387
    83,300  Infonet Services Corporation+
            (Other Telephone/Communication) ................       2,186,625
    29,902  Mannesmann AG (Cellular Telephone) .............       7,221,322
    18,200  SAP AG, ADR (Computer Software) ................         947,538
    12,170  Siemens AG
            (Diversified Electronic Products) ..............       1,549,904
                                                                 -----------
                                                                  18,898,824

ITALY - 2.4%
   226,000  Credito Italiano SpA (Non-U.S. Banks) ..........       1,112,088
   461,700  Telecom Italia Mobile SpA
            (Cellular Telephone) ...........................       5,163,003
                                                                 -----------
                                                                   6,275,091

JAPAN - 20.8%
   334,000  Asahi Glass Company, Ltd.
            (Building Materials) ...........................       2,584,310
   248,000  Bank of Tokyo-Mitsubishi Ltd.
            (Non-U.S. Banks) ...............................       3,454,485
   237,000  Daiwa Securities Group, Inc.
            (Investment Bankers/Brokers/Services) ..........       3,706,965
     6,800  Fanuc Ltd.
            (Industrial Machinery/Components) ..............         865,382
   303,000  Fuji Bank Ltd. (Non-U.S. Banks) ................       2,943,158
    97,000  Fujitsu Ltd. (EDP Services) ....................       4,421,598
   282,000  Hitachi Ltd.
            (Diversified Electronic Products) ..............       4,523,917
   107,000  KAO Corporation
            (Package Goods/Cosmetics) ......................       3,051,012
    46,000  Matsushita Electric Industrial Company,
            Ltd. (Diversified Electronic Products) .........       1,273,403
   109,000  Mitsubishi Estate Company, Ltd.
            (Real Estate) ..................................       1,063,024
   153,000  Mitsui Fudosan Company, Ltd.
            (Real Estate) ..................................       1,035,665
   537,000  Nippon Steel Company (Steel/Iron Ore) ..........       1,255,434
       401  Nippon Telegraph & Telephone
            Corporation
            (Other Telephone/Communication) ................       6,864,423
   619,000  Nissan Motor Company, Ltd.
            (Motor Vehicles) ...............................       2,434,100
     2,850  Shohkoh Fund & Company, Ltd.
            (Finance Companies) ............................       1,127,678
    26,500  Sony Corporation
            (Consumer Electronics/Appliances) ..............       7,854,348


The accompanying notes are an integral part of these financial statements.

                              The Montgomery Funds
                           INTERNATIONAL GROWTH FUND
                             I n v e s t m e n t s

Shares                                                         Value (Note 1)
COMMON STOCKS -  CONTINUED
JAPAN -  CONTINUED
    24,000  Tokyo Electron Ltd.
            (Electronic Production Equipment) ..............    $  3,286,706
    52,000  Toyota Motor Corporation
            (Motor Vehicles) ...............................       2,517,852
                                                                ------------
                                                                  54,263,460

KOREA - 1.6%
    17,210  Samsung Electronics Company
            (Electrical Products) ..........................       4,031,581

NETHERLANDS - 14.8%
    87,400  ABN AMRO Holdings N.V.
            (Non-U.S. Banks) ...............................       2,185,617
    17,100  Aegon N.V. (Life Insurance) ....................       1,653,582
    72,900  Akzo Nobel N.V. (Major Chemicals) ..............       3,660,731
    22,300  Equant N.V.+
            (Other Telephone/Communication) ................       2,534,193
    47,300  Fortis N.V.
            (Diversified Finance Companies) ................       1,705,093
    66,200  Heineken N.V. (Alcoholic Beverages) ............       3,232,166
    56,800  ING Groep N.V.
            (Diversified Financial Services) ...............       3,433,017
    43,919  Koninklijke KPN, N.V.
            (Other Telephone/Communication) ................       4,291,283
    66,900  Laurus N.V. (Food Chains) ......................       1,207,508
    47,800  Unilever N.V. (Packaged Foods) .................       2,602,113
    23,200  United Pan-Europe Communications
            N.V.+ (Cable Television) .......................       2,971,000
   140,854  Vendex N.V. (Department Chains) ................       3,749,592
    99,800  VNU N.V. (Books/Magazines) .....................       5,251,043
                                                                ------------
                                                                  38,476,938

NEW ZEALAND - 1.4%
   785,800  Telecom Corporation of New Zealand Ltd.
            (Other Telephone/Communication) ................       3,695,216

NORWAY - 1.1%
   155,600  Petroleum Geo-Services, Sponsored ADR+
            (Oil and Gas Production) .......................       2,771,625

SPAIN - 0.9%
   204,400  Banco Santander Central Hispano S.A.
            (Non-U.S. Banks) ...............................       2,316,638

SWEDEN - 0.8%
    16,500  Ericsson AB, ADR
            (Telecommunications Equipment) .................       1,083,328
    15,500  Ericsson AB, Class B
            (Telecommunications Equipment) .................         998,528
                                                                ------------
                                                                   2,081,856

SWITZERLAND - 1.2%
       543  Julius Baer Holding AG
            (Investment Bankers/Brokers/Services) ..........       1,641,112
     5,560  UBS AG (Non-U.S. Banks) ........................       1,502,231
                                                                ------------
                                                                   3,143,343

TAIWAN - 0.4%
    59,600  Hon Hai Precision Industry Company,
            Ltd.+ (EDP Services) ...........................    $  1,160,710

UNITED KINGDOM - 13.5%
   133,900  Allied Zurich PLC
            (Diversified Financial Services) ...............       1,587,354
   115,300  Barclays PLC (Non-U.S. Banks) ..................       3,318,441
   136,900  British Telecom PLC
            (Other Telephone/Communication) ................       3,316,590
   726,900  Corus Group PLC (Specialty Steels) .............       1,896,026
   445,500  Diageo PLC (Alcoholic Beverages) ...............       3,550,847
   180,200  Freeserve PLC+ (Internet Services) .............       1,689,484
   180,103  Glaxo Wellcome PLC
            (Major Pharmaceuticals) ........................       5,102,085
   248,833  HSBC Holdings PLC
            (Non-U.S. Banks) ...............................       3,452,218
   931,400  Invensys PLC
            (Industrial Machinery/Components) ..............       5,009,306
   583,600  National Power PLC
            (Non-U.S. Utilities) ...........................       3,355,540
   100,800  Prudential Corporation PLC
            (Life Insurance) ...............................       1,978,035
   212,200  Vodafone AirTouch PLC
            (Cellular Telephone) ...........................       1,046,160
                                                                ------------
                                                                  35,302,086

UNITED STATES - 2.0%
   177,400  Atmel Corporation+ (Semiconductors) ............       5,249,931

TOTAL COMMON STOCKS
(Cost $201,033,323) ........................................     250,548,215
                                                                ------------
PREFERRED STOCKS - 1.7%

GERMANY - 1.7%
       841  Porsche AG (Motor Vehicles) ....................       2,306,619
     3,370  SAP AG (Computer Software) .....................       2,032,086
                                                                ------------
TOTAL PREFERRED STOCKS
(Cost $3,639,765) ..........................................       4,338,705
                                                                ------------
MONEY MARKET FUND - 0.0%@
       686  Chase Vista Federal Money Market Fund
            (Cost $686) ....................................             686
                                                                ------------
TOTAL SECURITIES
(Cost $204,673,774) ........................................     254,887,606
                                                                ------------

The accompanying notes are an integral part of these financial statements.

                              The Montgomery Funds
                           International Growth Fund
                             I n v e s t m e n t s

Principal Amount                                               Value (Note 1)

REPURCHASE AGREEMENTS - 1.9%
$5,114,000  Agreement with Greenwich Capital Markets,
            Tri-Party, 5.500% dated 12/31/99, to be
            repurchased at $5,116,312 on 01/03/00,
            collateralized by $5,216,382 market value of
            U.S. government and mortgage-backed securities,
            having various maturities and interest rates
            (Cost $5,114,000) ..............................   $   5,114,000
                                                                ------------
TOTAL INVESTMENTS - 99.7%
(Cost $209,787,774*) .......................................     260,001,606

OTHER ASSETS AND LIABILITIES - 0.3%
(Net) ......................................................         701,715
                                                                ------------
NET ASSETS - 100.0% ........................................   $ 260,703,321
                                                                ============

(*)  Aggregate cost for federal tax purposes.

+    Non-income-producing security.

@    Amount represents less than 0.1%.

Abbreviations
ADR     American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

                              The Montgomery Funds
                                  International
                                 Small Cap Fund
                              Portfolio Highlights
                                   (Unaudited)

                              PORTFOLIO MANAGEMENT

John Boich, CFA.............   Senior Portfolio Manager

                                FUND PERFORMANCE
                          Average annual total returns
                          for the period ended 12/31/99

                            Montgomery International
                                 Small Cap Fund

Since inception (9/30/93) ................................  6.55%
One year .................................................  7.33%
Five years ...............................................  8.63%

                           Salomon Smith Barney World
                         Extended Market (ex-U.S.) Index

Since 9/30/93 ..........................................    6.63%
One year ...............................................   23.54%
Five years .............................................    7.22%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

[GROWTH OF A $10,000 INVESTMENT GRAPH]

                    Intern Sm Cap      S&B EMI World        Lipper
         Sep-93             10000              10000         10000
         Oct-93             10433               9964      10492.44
         Nov-93             10492            9130.01      10254.07
         Dec-93             11342            9717.99       11222.3
         Jan-94             12117           10688.81      12132.78
         Feb-94             12083           10763.63      12134.62
         Mar-94             11158           10587.11      11585.28
         Apr-94             10817           10904.72      11706.52
         May-94             10625           10748.79      11611.83
         Jun-94             10017           10974.51      11370.82
         Jul-94             10450           11099.62      11628.65
         Aug-94             10825           11217.28      11935.75
         Sep-94             10517           10896.46      11639.84
         Oct-94             10642           11093.69      11749.61
         Nov-94              9951           10401.44      11076.17
         Dec-94              9835           10540.82      10927.22
         Jan-95              9318           10198.24      10476.14
         Feb-95              9409           10049.35      10512.67
         Mar-95              9301           10476.45      11370.82
         Apr-95              9543           10790.74      11628.65
         May-95              9635            10601.9      11935.75
         Jun-95              9793            10471.5      11639.84
         Jul-95             10285           11081.99      11749.61
         Aug-95             10260           10801.61      11076.17
         Sep-95             10751           10885.87      10927.22
         Oct-95             10651           10572.35      10476.14
         Nov-95             10586           10684.42      10512.67
         Dec-95             10987           11093.63      11554.35
         Jan-96             11413            11291.1      11946.28
         Feb-96             11429           11467.24      12203.36
         Mar-96             11671           11730.64       12419.2
         Apr-96             12164           12347.54      12853.14
         May-96             12490           12247.27      13075.09
         Jun-96             12406           12248.87      13140.47
         Jul-96             11997           11785.68      12682.47
         Aug-96             12348           11905.22      12895.08
         Sep-96             12423           11971.39      12973.36
         Oct-96             12281           11924.37      13010.08
         Nov-96             12773            12119.4      13395.03
         Dec-96             12631           11896.48      13507.89
         Jan-97             13041            11639.4      13658.66
         Feb-97             13199           11834.94      13856.64
         Mar-97             13032           11678.02      13856.64
         Apr-97             12924           11503.43      13646.41
         May-97             13959           12240.52      14353.95
         Jun-97             14326           12517.26      14737.35
         Jul-97             14193           12327.86      14725.38
         Aug-97             13892           11802.02      14313.31
         Sep-97             14118           12011.78       14750.8
         Oct-97             13241           11537.33      13937.77
         Nov-97             12515           11022.21      13519.26
         Dec-97             12533           10778.46      13378.46
         Jan-98             12958            11227.8      13567.51
         Feb-98             14016            12065.3      14580.09
         Mar-98             14955            12632.2      15489.03
         Apr-98             15212           12728.39      15802.43
         May-98             15182           12965.75      15927.92
         Jun-98             14965           12587.53      15433.99
         Jul-98             15331           12501.14      15442.28
         Aug-98             12524           10968.25      13304.22
         Sep-98             12504           10682.92      12864.69
         Oct-98             12830           11436.81      13375.34
         Nov-98             13304           11803.26      13849.71
         Dec-98             13859           12088.46      14175.85
         Jan-99             14344           12051.46         14441
         Feb-99             14067           11817.53         14406
         Mar-99             14048           12261.16         14850
         Apr-99             14691           12924.41         15951
         May-99             14344           12586.05         15571
         Jun-99             14393           13015.24         16778
         Jul-99             14492              13502         17568
         Aug-99             14552              13710         17934
         Sep-99             13973              13678         18258
         Oct-99             13484              13541         18645
         Nov-99             13504              14004         21228
         Dec-99             14997              14934         23913


(1) The Salomon Smith Barney World Extended Market (ex-U.S.) Index is a comprehensive float-weighted equity index consisting of every company with an investable market capitalization of more than $100 million in developed countries. Within this index, the Extended Market (ex-U.S.) Index defines the small-capitalization stock universe.

(2) The Lipper International Small Cap Funds Average universe consists of six funds.

I N V E S T M E N T   R E V I E W

Q: How did the Fund perform during the six months ended December 31, 1999?

A: In spite of a late rally toward the end of the year, the Fund underperformed its benchmark, the Salomon Smith Barney World Extended Market (ex-U.S.) Index, over the six-month period, returning 4.21%, versus 14.74% for the benchmark.

Q: What factors contributed to the Fund's relative performance over the period?

A: The main factor influencing the Fund's disappointing relative returns was our underweight position in Japan. We had taken profits in many of our holdings in Japan prior to the third quarter of 1999 on the basis that a number of the companies we owned had reached their price targets and that liquidity can dry up rapidly in the Japanese small-cap sector. The underweighting in Japan proved particularly negative in the third quarter, as the surprising strength of the yen, which appreciated by more than 14% during the quarter, was a boon for foreign investors in the Japanese small-cap sector. The currency increase and the impact of the government's efforts to stimulate the economy more than offset any market volatility resulting from concerns about the impact of the rising yen on the country's frail recovery.

Japan's favorable market performance contrasted sharply with that of the European small-cap markets in which the Fund was overweighted. The U.K. market, our largest country exposure moving into the period, was one of the worst affected, having previously been among the best-performing small-cap markets in 1999. This was due to the Bank of England's decision to increase short-term rates, which had a negative impact on the Fund's retail holdings. Although the final three months of the year brought about a reversal in this situation, as European markets soared and Japanese small-cap stocks lost ground, the change in circumstances was not sufficient to offset the effects of the Fund's previous underweighting in Japan.

Q: Did any of your stock selections disappoint during the period?

A: We did have a few disappointments, but these were mainly concentrated in the volatile third quarter. A handful of European stocks in the portfolio performed particularly poorly at the begining of the period. These included a U.K. retailing company which also owns 50% of Zoom, a U.K. Internet service provider and Global TeleSystems Group (3.15% of net assets as of 12/31/99), a European telecommunications company with a strong pan-European voice and data network.

Arcadia's stock was hurt by an extremely difficult retail environment as well as by rising U.K. interest rates. We trimmed this position on the basis of its deteriorating fundamentals. In contrast we chose to use price weakness to add to our position in Global TeleSystems Group as that company's stock price fell by more than 50%. This decline was primarily attributable to short-term revenue concerns that were misinterpreted by the market. Our instincts proved well founded, and the stock price rebounded in the final three months of the year, more than making up for the previous decline.

                              The Montgomery Funds
                                  International
                                 Small Cap Fund
                              Portfolio Highlights

Q: WERE THERE ANY STOCKS THAT MADE A PARTICULARLY STRONG CONTRIBUTION TO
RETURNS?

A: On the positive side, the Fund's holdings in the telecommunications and media sectors were particularly strong, especially toward the end of the period when investors favored these sectors above all others. Stocks that made a notable contribution to performance included COLT Telecom (3.02% of net assets as of 12/31/99), Epcos (1.25% of net assets as of 12/31/99) and Sogecable (4.33% of net assets as of 12/31/99).

COLT Telecom is a relatively young U.K.-based telecommunications and data service provider. A contributor to performance throughout the period, the company continues to grow rapidly, benefiting from deregulation in European phone markets. Toward the end of the year, we added Germany-based Epcos, one of the world's largest designers and manufacturers of passive electronic components, and Sogecable, a large Spanish media company; both were very positive additions to the Fund.

Q: WHAT TRENDS DO YOU SEE DEVELOPING IN INTERNATIONAL SMALL-CAPS IN THE COMING YEAR?

A: Looking forward, we continue to anticipate an acceleration in worldwide economic activity in the New Year, particularly in Europe. Within Europe we are most optimistic about the prospects for Germany. We believe that proposed changes to that country's tax regulations, including a reduction in the corporate capital-gains tax, bodes well for both economic growth and market performance. Against this background our bottom-up stock selection process has identified an increasing number of attractive opportunities in this market, and at the end of 1999 Germany was the Fund's largest country weighting.

There are some concerns on the horizon, however. Although we do not anticipate that inflation will become a major problem, we do foresee interest rate increases in Europe as global growth picks up momentum. As a result, we may see some volatility in the markets, particularly in stocks that are sensitive to interest rates, such as those in financial services and in the highly valued technology and telecommunications sectors. We are using our disciplined, bottom-up stock selection approach to assess this interest rate risk on portfolio holdings and have trimmed exposures to companies where higher rates may have a negative impact on earnings.

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

Esat Telecom Group PLC, ADR ..........................................   6.9%
Primacom AG ..........................................................   4.6%
Sogecable S.A. .......................................................   4.3%
Global TeleSystems Group, Inc. .......................................   3.2%
Baron de Ley S.A. ....................................................   3.1%
COLT Telecom Group PLC, ADR ..........................................   3.0%
Henlys Group PLC .....................................................   2.8%
AT&T Canada, Inc. ....................................................   2.6%
Libertel N.V. ........................................................   2.6%
Hugo Boss AG .........................................................   2.5%

                               TOP FIVE COUNTRIES
                      (as a percentage of total net assets)

Germany ..............................................................   20.1%
Ireland ..............................................................   12.8%
United Kingdom .......................................................   12.7%
Spain ................................................................   10.9%
Netherlands ..........................................................    8.3%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in funds of this type that invest in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

There are also risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.

                              The Montgomery Funds
                                  International
                                 Small Cap Fund
                             I n v e s t m e n t s

P O R T F O L I O   I N V E S T M E N T S
December 31, 1999 (Unaudited)

Shares                                                         Value (Note 1)
COMMON STOCKS - 93.6%

AUSTRALIA - 1.5%
   146,200  Cable & Wireless Optus Ltd.
            (Other Telephone/Communication) ..............       $  488,168

BELGIUM - 4.4%
    28,900  Global TeleSystems Group, Inc.+
            (Other Telephone/Communication) ..............        1,000,662
    90,700  Virgin Express Holdings PLC, Sponsored
            ADR+ (Airlines) ..............................          391,144
                                                                 ----------
                                                                  1,391,806

CANADA - 2.9%
    20,800  AT&T Canada, Inc.+
            (Other Telephone/Communication) ..............          835,900
   267,346  Photochannel Networks, Inc.+
            (Computer Software) ..........................           75,866
                                                                 ----------
                                                                    911,766

CHINA/HONG KONG - 1.1%
    56,000  Henderson Land Development Company,
            Ltd. (Real Estate) ...........................          359,478

FINLAND - 2.0%
     7,800  Helsinki Telephone
            (Other Telephone/Communication) ..............          650,446

FRANCE - 1.8%
     9,300  Alstom (Electrical Products) .................          310,400
     3,800  Coflexip S.A.
            (Oilfield Services/Equipment) ................          276,459
                                                                 ----------
                                                                    586,859

GERMANY - 14.6%
     5,300  Epcos AG+ (Electronic Components) ............          398,146
     6,765  Hugo Boss AG (Apparel) .......................          804,935
    23,500  Moebel Walther AG
            (Other Specialty Stores) .....................          255,919
    24,020  Primacom AG (Cable Television) ...............        1,458,077
     9,900  SAP AG, ADR (Computer Software) ..............          515,419
    38,190  Vossloh AG
            (Diversified Electronic Products) ............          573,782
    39,330  Winkler & Duennebier AG
            (Industrial Machinery/Components) ............          634,534
                                                                 ----------
                                                                  4,640,812

IRELAND - 12.8%
   277,719  Anglo Irish Bank Corporation PLC
            (Non-U.S. Banks) .............................          644,087
    23,700  Esat Telecom Group PLC, ADR+
            (Other Telephone/Communication) ..............        2,198,175
    68,933  Irish Permanent PLC
            (Diversified Financial Services) .............          653,380
    10,200  Ryanair Holdings PLC, ADR+ (Airlines) ........          560,362
                                                                 ----------
                                                                  4,056,004

ITALY - 6.1%
    53,300  ACEA SpA+ (Non-U.S. Utilities) ...............       $  741,681
    54,900  Banca Lombarda SpA (Non-U.S. Banks) ..........          597,871
   153,700  Italgas SpA (Natural Gas Distribution) .......          582,737
                                                                 ----------
                                                                  1,922,289

JAPAN - 4.2%
    41,000  Asahi Glass Company, Ltd. ....................
            (Building Materials) .........................          317,235
    59,000  Fuji Heavy Industries, Ltd.
            (Motor Vehicles) .............................          403,991
    34,500  Shimano, Inc.
            (Recreational Products/Toys) .................          607,454
                                                                 ----------
                                                                  1,328,680

NETHERLANDS - 8.3%
     6,000  Heineken N.V. (Alcoholic Beverages) ..........          292,946
    31,600  Libertel N.V.+ (Cellular Telephone) ..........          828,460
     2,900  United Pan-Europe Communications
            N.V.+ (Cable Television) .....................          371,375
    20,400  Vendex N.V. (Department Chains) ..............          543,056
    11,400  VNU N.V. (Books/Magazines) ...................          599,818
                                                                 ----------
                                                                  2,635,655

NEW ZEALAND - 4.1%
   375,500  Air New Zealand Ltd., Class B (Airlines) .....          549,355
   159,000  Telecom Corporation of New Zealand Ltd.
            (Other Telephone/Communication) ..............          747,696
                                                                 ----------
                                                                  1,297,051

NORWAY - 0.6%
     9,800  Petroleum Geo-Services, Sponsored ADR+
            (Oilfield Services/Equipment) ................          174,563

SPAIN - 10.9%
    70,530  Azkoyen S.A ..................................
            (Industrial Machinery/Components) ............          554,016
    39,650  Baron de Ley S.A. (Alcoholic Beverages) ......          999,126
    26,700  Continente S.A.+ (Food Chains) ...............          535,766
    21,500  Sogecable S.A.+ (Cable Television) ...........        1,374,481
                                                                 ----------
                                                                  3,463,389

SWEDEN - 1.5%
    51,300  Scandic Hotels AB (Hotels/Resorts) ...........          477,294

SWITZERLAND - 2.1%
       225  Julius Baer Holding AG (Non-U.S. Banks) ......          680,019

UNITED KINGDOM - 12.7%
     4,700  COLT Telecom Group PLC, ADR+
            (Other Telephone/Communication) ..............          958,800
   122,174  Henlys Group PLC (Other Transportation) ......          904,722
   150,900  Jarvis PLC (Other Transportation) ............          565,424
    39,850  National Express Group PLC
            (Other Transportation) .......................          466,620

The accompanying notes are an integral part of these financial statements.

                              The Montgomery Funds
                                  International
                                 Small Cap Fund
                             I n v e s t m e n t s

Shares                                                         Value (Note 1)
COMMON STOCKS -  CONTINUED
UNITED KINGDOM -  CONTINUED
    73,700  National Power PLC (Non-U.S. Utilities) .......     $   423,755
   163,800  Wickes PLC (Building Material Chains) .........         705,031
                                                                -----------
                                                                 4,024,352
UNITED STATES - 2.0%
    13,800  Flextronics International Ltd.+
            (Electronic Products) .........................         635,231

TOTAL COMMON STOCKS
(Cost $28,102,093) ........................................      29,723,862
                                                                -----------

PREFERRED STOCKS - 5.5%
GERMANY - 5.5%
    18,250  Fielmann AG (Other Specialty Stores) ..........         546,550
       245  Porsche AG (Motor Vehicles) ...................         671,964
    24,300  Wella AG (Package Goods/Cosmetics) ............         539,064
                                                                -----------

TOTAL PREFERRED STOCKS
(Cost $2,172,730) .........................................       1,757,578
                                                                -----------

TOTAL SECURITIES
(Cost $30,274,823) ........................................      31,481,440
                                                                -----------

Principal Amount

REPURCHASE AGREEMENTS - 0.6%
$  171,000  Agreement with Greenwich Capital Markets, Tri-
            Party, 5.500% dated 12/31/99, to be repurchased
            at $171,077 on 01/03/00, collateralized by
            $174,423 market value of U.S. government and
            mortgage-backed securities, having various
            maturities and interest rates
            (Cost $171,000) ...............................         171,000
                                                                -----------

TOTAL INVESTMENTS - 99.7%
(Cost $30,445,823*) .......................................      31,652,440

OTHER ASSETS AND LIABILITIES - 0.3%
(Net) .....................................................         106,273
                                                                -----------

NET ASSETS - 100.0% .......................................    $ 31,758,713
                                                               ============

(*)  Aggregate cost for federal tax purposes.

+    Non-income-producing security.

Abbreviations
ADR     American Depositary Receipt


The accompanying notes are an integral part of these financial statements.

The Montgomery Funds
GLOBAL OPPORTUNITIES FUND
Portfolio Highlights
     (Unaudited)

                              PORTFOLIO MANAGEMENT

John Boich, CFA .........Senior Portfolio Manager
Oscar Castro, CFA .......Senior Portfolio Manager

                                FUND PERFORMANCE
                          Average annual total returns
                          for the period ended 12/31/99

                                   MONTGOMERY
                            GLOBAL OPPORTUNITIES FUND

Since inception (9/30/93) ............................................    22.43%
One year .............................................................    57.53%
Five years ...........................................................    26.76%

                                MSCI WORLD INDEX

Since 9/30/93 ........................................................    16.74%
One year .............................................................    24.93%
Five years ...........................................................    19.76%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]


                Global Opportunities        Index(1)     Lipper(2)
         Sep-93                  10000         10000         10000
         Oct-93                  10692      10273.16      10414.67
         Nov-93                  10708       9689.62      10134.58
         Dec-93                  11850      10161.38      10926.79
         Jan-94                  12533      10829.21      11441.64
         Feb-94                  12350      10686.68      11195.61
         Mar-94                  11508      10223.56      10705.24
         Apr-94                  11650      10537.56       10886.6
         May-94                  11517      10561.93      10867.98
         Jun-94                  10767      10530.18       10647.5
         Jul-94                  11217      10727.96      10970.54
         Aug-94                  11858      11048.59      11368.42
         Sep-94                  11608      10755.85      11154.33
         Oct-94                  11883      11059.33      11336.46
         Nov-94                  11096      10577.23      10834.02
         Dec-94                  10836      10677.17      10735.18
         Jan-95                  10292      10514.34      10430.83
         Feb-95                  10421      10665.08      10615.97
         Mar-95                  10343      11176.54      10880.26
         Apr-95                  10663      11563.46      11232.46
         May-95                  10983      11659.76      11475.98
         Jun-95                  11459      11653.55      11664.75
         Jul-95                  12082         12234      12257.59
         Aug-95                  11866      11958.82      12080.26
         Sep-95                  12315      12304.54       12321.3
         Oct-95                  12030      12108.17      12077.59
         Nov-95                  12403      12525.95      12289.57
         Dec-95                  12707      12889.52      12520.65
         Jan-96                  12985      13120.03      13197.24
         Feb-96                  13289      13197.24       12984.7
         Mar-96                  13733      13414.11      13209.46
         Apr-96                  14550      13726.78       13614.5
         May-96                  14923       13735.9      13738.61
         Jun-96                  14741       13802.6       13725.6
         Jul-96                  13768      13312.04      13144.73
         Aug-96                  14280      13462.28      13459.75
         Sep-96                  14880      13986.58      13867.65
         Oct-96                  14822      14081.45      13898.98
         Nov-96                  15453      14867.78      14590.42
         Dec-96                  15271      14626.88      14614.76
         Jan-97                  15956      14800.42      14936.98
         Feb-97                  15700      14967.87      15014.54
         Mar-97                  15508      14669.01      14823.53
         Apr-97                  15563       15145.7      15047.95
         May-97                  16704      16077.79      15921.76
         Jun-97                  17498      16876.91       16621.2
         Jul-97                  18292      17651.45      17462.06
         Aug-97                  17480      16467.87      16440.17
         Sep-97                  18420      17359.75      17445.45
         Oct-97                  16750      16443.28      16321.21
         Nov-97                  16941      16731.46       16402.2
         Dec-97                  16959      16932.57      16607.58
         Jan-98                  17654      17401.64      16819.89
         Feb-98                  19648      18575.94      18019.92
         Mar-98                  21085      19357.49      18928.31
         Apr-98                  22070      19543.74       19263.6
         May-98                  21966      19295.89      19137.64
         Jun-98                  22244      19750.91      19227.15
         Jul-98                  22963      19716.29      19269.87
         Aug-98                  18477      17084.11      16350.26
         Sep-98                  17712      17383.32      16323.32
         Oct-98                  19428      18951.79      17414.88
         Nov-98                  20888      20075.87      18422.84
         Dec-98                  22514      21053.62      19258.84
         Jan-99                  24202         21512         19667
         Feb-99                  23438         20936         19091
         Mar-99                  23921         21805         19807
         Apr-99                  24270         22661         20779
         May-99                  24015         21830         20187
         Jun-99                  25732         22845         21296
         Jul-99                  25960         22774         21324
         Aug-99                  25681         22730         21279
         Sep-99                  25252         22507         21075
         Oct-99                  27009         23674         21979
         Nov-99                  30442         24337         23421
         Dec-99                  35471         26303         26039


(1) The Morgan Stanley Capital International World Index measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.

(2)      The Lipper Global Funds Average universe consists of 60 funds.

(*) Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/99. The ratings are subject to change every month. The ratings are calculated from the Fund's three-, five- and 10-year average annual returns (if available) in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects Fund performance below 90-day T-bill returns. The top 10 percent of funds in an investment class receive five stars; the next 22.5% of funds receive four stars. The ratings are for Class R shares only; other classes may vary.

I N V E S T M E N T   R E V I E W

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 1999?

A: The Fund enjoyed a strong performance in the second half of 1999, returning 37.83%, versus a return of 15.14% for its benchmark, the Morgan Stanley Capital International (MSCI) World Index. These strong gains have resulted in a one-, three-and five-year returns of 57.53%, 32.43% and 26.76%, respectively, for the Fund, versus returns of 24.93%, 21.61% and 19.76% for its benchmark. Additionally, Morningstar awarded the Fund an overall five-star rating for its risk-adjusted returns for the period ended 12/31/99 among 1,104 international equity funds. The Fund also received five stars for the three- and five-year periods ended 12/31/99 among 1,104 and 638 international equity funds, respectively.(*)

Q: WHAT FACTORS CONTRIBUTED TO THESE STRONG RESULTS?

A: Stock selection, based on our investment process of identifying well-managed, attractively valued companies with good long-term growth prospects, was the primary driver of performance over the period and was the dominant source of returns during the outstanding fourth quarter. Through our investment process, we identified many strong performers during the second half of the year and enjoyed particular success by owning several of the stocks with the most rapid gains in the outperforming telecommunications and technology sectors.

The Fund remained significantly underweighted in the United States during the second half of 1999. Although U.S. market performance continued to be strong during the second half, the Fund's underweighting was more than overcome by good U.S. stock selection.

Q: WHICH STOCKS CONTRIBUTED MOST TO PERFORMANCE?

A: Several of the Fund's holdings performed exceptionally well during the period, including Atmel (2.41% of net assets as of 12/31/99), a U.S.-based semiconductor company that has benefited from increased demand for its integrated circuits and specialized chips, and Terra Networks (1.15% of net assets as of 12/31/99), an Internet spin-off of Spanish telecommunications company Telefonica de Espana.

Other strong performers included VNU (2.03% of net assets as of 12/31/99), a Dutch publishing company, and Sony Corp. (2.92% of net assets as of 12/31/99). We believe that VNU, besides having great management, is the European publishing company with the best Internet strategy. Sony Corp. was another company that attracted investor atten- tion due to its strong consumer brand name, well-designed Internet strategy and strong track record for innovation.

Q: MANY OF THE FUND'S BEST-PERFORMING STOCKS DURING THE PERIOD WERE TECHNOLOGY HOLDINGS. DO YOU BELIEVE THAT THIS SITUATION WILL CONTINUE IN THE NEW YEAR?

A: Our expectations are for a strong, growing global economy, but in the near term we are concerned about the interest rate outlook, as we expect rates to rise during the early part of the year. The combination of rising rates and high valuations may create some short-term pressure in the technology and telecommunications sectors. Although valuations are at record highs in these sectors, our fundamentally driven investment process has identified stocks that continue to excite us. We believe that the communications sector is a highly desirable area of the market for mid- to long-term investment, and that the new economy, driven by technology and the Internet and supported by low inflation, is a strong growth catalyst going forward.

Q: WHAT OPPORTUNITIES DO YOU SEE LOOKING FORWARD, AND HOW IS THE FUND POSITIONED TO TAKE ADVANTAGE OF THEM?

A: Given our near-term outlook and based on our stock selection process, we have made some changes to the portfolio. In the technology and telecommunications sectors, we have reduced or eliminated holdings that we feel are vulnerable, and have done the same with holdings that have valuations we believe are unsustainable. We have increased our exposure to cyclical stocks, as our stock selection process has identified several well-managed, attractively valued companies that we believe have strong business prospects.

We believe that in the coming year, although the U.S. economy is likely to remain firm, there will be a shift in economic leadership to Japan and Europe. This shift will be driven by relative growth in other countries versus the United States. The U.S. is in its fifth or sixth year of economic expansion, and the market is concerned about increases in interest rates, which may temper growth. Outside the United States, however, the scenario is quite different. With a few exceptions, the European markets are growing and the Asian economies, including Japan, have bottomed and are now turning around. This growth in other parts of the world will move the global emphasis away from the U.S. economy. Although our process is based on stock selection rather than macroeconomic influences, our global equities mandate allows us to attempt to profit from this upturn in the world economy. We believe that the portfolio's holdings are well positioned to take advantage of these global trends.

                                                       The Montgomery Funds
                                                       GLOBAL OPPORTUNITIES FUND
                                                       Portfolio Highlights

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

Sony Corporation ....................................................       2.9%
Mannesmann AG .......................................................       2.7%
Sogecable S.A .......................................................       2.5%
Sprint Corporation ..................................................       2.5%
Atmel Corporation ...................................................       2.4%
Global Crossing Ltd. ................................................       2.2%
Global TeleSystems Group, Inc. ......................................       2.2%
Nippon Telegraph & Telephone
Corporation .........................................................       2.1%
Telecom Italia Mobile SpA ...........................................       2.1%
VNU N.V .............................................................       2.0%

                               TOP FIVE COUNTRIES
                      (as a percentage of total net assets)

United States .......................................................      18.4%
Japan ...............................................................      15.0%
France ..............................................................      13.5%
United Kingdom ......................................................      10.7%
Netherlands .........................................................       8.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

The Montgomery Funds
GLOBAL OPPORTUNITIES FUND
I  n  v  e  s  t  m  e  n  t  s

P O R T F O L I O   I N V E S T M E N T S
December 31, 1999 (Unaudited)

Shares                                                            Value (Note 1)
COMMON STOCKS - 97.2%
AUSTRALIA - 1.5%
    395,000   Cable & Wireless Optus Ltd.
             (Other Telephone/Communication) ...................    $  1,318,921

BELGIUM - 2.2%
     56,500   Global TeleSystems Group, Inc.+
             (Other Telephone/Communication) ...................       1,956,312

BRAZIL - 1.3%
      8,900   Telebras, Sponsored ADR
             (Other Telephone/Communication) ...................       1,143,650

CANADA - 2.0%
     45,100   AT&T Canada, Inc.+
             (Other Telephone/Communication) ...................       1,812,456

CHINA/HONG KONG - 2.3%
    106,000   Cheung Kong Holdings Ltd. (Real Estate) ..........       1,346,562
    112,000   Henderson Land Development Company,
             Ltd. (Real Estate) ................................        718,955
                                                                    ------------
                                                                       2,065,517

FINLAND - 2.3%
      1,800   Nokia Oyj
             (Telecommunications Equipment) ....................         326,705
      9,680   Nokia Oyj, Class A
             (Telecommunications Equipment) ....................       1,756,948
                                                                    ------------
                                                                       2,083,653

FRANCE - 13.5%
      5,700   Air Liquide S.A. (Speciality Chemicals) ..........         955,250
     33,600   Alstom (Electrical Products) .....................       1,121,446
     13,700   Aventis S.A. (Major Pharmaceuticals) .............         797,090
      3,200   Axa (Multi-Line Insurance) .......................         446,578
     14,200   Banque Nationale de Paris
             (Non-U.S. Banks) ..................................       1,311,580
      4,560   Castorama Dubois S.A.
             (Building Material Chains) ........................       1,388,618
     10,540   France Telecom S.A.
             (Other Telephone/Communication) ...................       1,395,456
      2,800   Societe Television Francaise (Broadcasting) ......       1,468,156
      8,900   STMicroelectronics N.V.+
             (Semiconductors) ..................................       1,371,274
      4,510   Total Fina S.A., Class B
             (Oil Refining/Marketing) ..........................         602,564
     15,078   Vivendi (Non-U.S. Utilities) .....................       1,363,029
                                                                    ------------
                                                                      12,221,041
GERMANY - 5.5%
      9,300   Deutsche Telecom AG
             (Other Telephone/Communication) ...................         663,000
     15,000   Epcos AG+ (Electronic Components) ................       1,126,830
     10,165   Mannesmann AG (Cellular Telephone) ...............       2,454,844
      5,400   SAP AG, ADR (Computer Software) ..................         281,138
      3,560   Siemens AG
             (Diversified Electronic Products) .................         453,382
                                                                    ------------
                                                                       4,979,194
ITALY - 3.6%
     73,100   ACEA SpA+ (Non-U.S. Utilities) ...................       1,017,202
     85,900   Italgas SpA (Natural Gas Distribution) ...........         325,681
    169,700   Telecom Italia Mobile SpA
             (Cellular Telephone) ..............................       1,897,686
                                                                    ------------
                                                                       3,240,569
JAPAN - 15.0%
     66,000   Bank of Tokyo-Mitsubishi Ltd.
             (Non-U.S. Banks) ..................................         919,339
     96,000   Daiwa Securities Group, Inc.
             (Investment Bankers/Brokers/Services) .............       1,501,555
     87,000   Fuji Bank Ltd. (Non-U.S. Banks) ..................         845,065
     31,000   Fujitsu Ltd. (EDP Services) ......................       1,413,088
    111,000   Hitachi Ltd.
             (Diversified Electronic Products) .................       1,780,691
     33,000   Mitsubishi Estate Company, Ltd.
             (Real Estate) .....................................         321,833
     46,000   Mitsui Fudosan Company, Ltd.
             (Real Estate) .....................................         311,376
       113   Nippon Telegraph & Telephone
             Corporation
             (Other Telephone/Communication) ...................       1,934,364
    210,000   Nissan Motor Company (Motor Vehicles) ............         825,785
      8,900   Sony Corporation
             (Consumer Electronics/Appliances) .................       2,637,875
      8,000   Tokyo Electron Ltd.
             (Electronic Production Equipment) .................       1,095,569
                                                                    ------------
                                                                      13,586,540
KOREA - 1.8%
      6,970   Samsung Electronics Company
             (Diversified Electronic Products) .................       1,632,779

NETHERLANDS - 8.4%
      8,400   Akzo Nobel N.V. (Major Chemicals) ................         421,813
     15,800   Equant N.V.+
             (Other Telephone/Communication) ...................       1,795,527
     15,515   Koninklijke KPN N.V.
             (Other Telephone/Communication) ...................       1,515,956
     36,100   Libertel N.V.+ (Cellular Telephone) ..............         946,436
      8,200   United Pan-Europe Communications
             N.V.+ (Cable Television) ..........................       1,050,095
     34,900   VNU N.V. (Books/Magazines) .......................       1,836,286
                                                                    ------------
                                                                       7,566,113
NEW ZEALAND - 1.3%
    254,000   Telecom Corporation of New Zealand Ltd.
             (Other Telephone/Communication) ...................       1,194,432

The accompanying notes are an integral part of these financial statements.

                                                 The Montgomery Funds
                                                 GLOBAL OPPORTUNITIES FUND
                                                 I  n  v  e  s  t  m  e  n  t  s

Shares                                                            Value (Note 1)

COMMON STOCKS -  continued

SPAIN - 4.9%
     96,900   Banco Santander Central Hispano S.A.
             (Non-U.S. Banks) ....................................  $  1,098,250
     35,800   Sogecable S.A.+ (Cable Television) .................     2,288,670
     19,000   Terra Networks S.A.+ (Internet Services) ...........     1,039,356
                                                                    ------------
                                                                       4,426,276
SWEDEN - 0.3%
      4,500   Ericsson AB, Class B
             (Telecommunications Equipment) ......................       289,895

SWITZERLAND - 2.2%
       331   Julius Baer Holding AG (Non-U.S. Banks) .............     1,000,383
      2,340   Swisscom AG
             (Other Telephone/Communication) .....................       946,881
                                                                    ------------
                                                                       1,947,264
UNITED KINGDOM - 10.7%
     31,400   Barclays PLC (Non-U.S. Banks) ......................       903,721
     44,700   British Telecom PLC
             (Other Telephone/Communication) .....................     1,082,919
      8,800   COLT Telecom Group PLC, ADR+
             (Other Telephone/Communication) .....................     1,795,200
     45,200   Diageo PLC (Alcoholic Beverages) ...................       360,265
     68,300   Freeserve PLC+ (Internet Services) .................       640,354
     48,200   Glaxo Wellcome PLC
             (Major Pharmaceuticals) .............................     1,365,443
     85,510   HSBC Holdings PLC
             (Non-U.S. Banks) ....................................     1,186,335
     62,030   National Express Group PLC (Railroads) .............       726,335
    208,200   Thus PLC+
             (Other Telephone/Communications) ....................     1,304,697
     63,000   Vodafone AirTouch PLC
             (Cellular Telephone) ................................       310,594
                                                                    ------------
                                                                       9,675,863
UNITED STATES - 18.4%
     24,100   AT&T Corporation
             (Major U.S. Telecommunications) .....................     1,223,075
     73,500   Atmel Corporation+ (Semiconductors) ................     2,175,141
     15,300   Bell Atlantic Corporation
             (Major U.S. Telecommunications) .....................       941,906
     13,000   Carrier Access Corporation+
             (Telecommunications Equipment) ......................       882,781
     14,700   Cisco Systems, Inc.+
             (Computer Communications) ...........................     1,574,278
      5,200   Electronic Arts, Inc.+
             (Recreational Products/Toys) ........................       437,125
     17,000   Enron Corporation
             (Oil/Gas Transmission) ..............................       754,375
     20,600   Flextronics International Ltd.+
             (Electronic Components) .............................       948,244
     40,215   Global Crossing Ltd.+
             (Other Telephone/Communication) .....................     2,009,493
     54,000   Hollywood Entertainment Corporation+
             (Computer/Video Chains) .............................       779,625
     10,075   Lucent Technologies, Inc.
             (Telecommunications Equipment) ......................       753,736
     24,150   MCI WorldCom, Inc.+
             (Major U.S. Telecommunications) .....................     1,280,705
     22,300   Sprint Corporation+
             (Major U.S. Telecommunications) .....................     2,285,750
      4,100   Voicestream Wireless Corporation+
             (Cellular Telephone) ................................       582,584
                                                                    ------------
                                                                      16,628,818

TOTAL COMMON STOCKS
(Cost $63,170,052) ...............................................    87,769,293
                                                                    ------------

PREFERRED STOCKS - 1.8%

GERMANY - 1.8%
       293   Porsche AG (Motor Vehicles) .........................       803,614
      1,310   SAP AG (Computer Software) .........................       789,921
                                                                    ------------

TOTAL PREFERRED STOCKS
(Cost $1,394,354) ................................................     1,593,535
                                                                    ------------

TOTAL INVESTMENTS - 99.0%
(Cost $64,564,406*) ..............................................    89,362,828

OTHER ASSETS AND LIABILITIES - 1.0%
(Net) ............................................................       937,880
                                                                    ------------

NET ASSETS - 100.0% ..............................................  $ 90,300,708
                                                                    ============


(*) Aggregate cost for federal tax purposes.
 +  Non-income-producing security.

ABBREVIATIONS
ADR     American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

The Montgomery Funds
GLOBAL COMMUNICATIONS
       Fund
Portfolio Highlights
    (Unaudited)

                              PORTFOLIO MANAGEMENT

                   Oscar Castro, CFA ...Senior Portfolio Manager

                                FUND PERFORMANCE
                          Average annual total returns
                          for the period ended 12/31/99

                                   MONTGOMERY
                           GLOBAL COMMUNICATIONS FUND

Since inception (6/1/93) .....................................            29.18%
One year 104.02%
Five years ...................................................            35.83%

                          MSCI TELECOMMUNICATIONS INDEX

Since 5/31/93 ................................................            20.60%
One year .....................................................            42.75%
Five years ...................................................            27.52%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                Global Communications  Index         Lipper
         Jun-93                  10375      10222.42      10453.97
         Jul-93                  10625       10322.5      10754.21
         Aug-93                  11675      10926.62      11538.95
         Sep-93                  12017      10753.92      11643.76
         Oct-93                  12867      11224.74      12034.04
         Nov-93                  12067      10633.67      11360.88
         Dec-93                  13483      10826.21      11842.93
         Jan-94                  14050      11289.13      12245.83
         Feb-94                  13558      10524.82      11789.47
         Mar-94                  12558      10179.59      11272.63
         Apr-94                  12742      10495.95      11491.94
         May-94                  12608      10540.39      11457.14
         Jun-94                  11833       10474.4       11341.2
         Jul-94                  12342      10772.38       11832.7
         Aug-94                  13217      11096.25      12191.48
         Sep-94                  12950      10762.79      11942.34
         Oct-94                  13117      10984.54      12198.77
         Nov-94                  12068      10218.92      11646.41
         Dec-94                  11675      10178.04      11520.18
         Jan-95                  11007      10394.72      11525.91
         Feb-95                  10982      10376.05      11426.82
         Mar-95                  11241      10567.71      11467.08
         Apr-95                  11700       10692.3      11869.62
         May-95                  12260      10844.01      12005.18
         Jun-95                  12878      11012.18      12580.47
         Jul-95                  13571      11262.25      13405.51
         Aug-95                  13596      11507.81      13770.25
         Sep-95                  14297      12184.28       14104.3
         Oct-95                  13629       12031.7      13553.11
         Nov-95                  13763       12101.6      13831.37
         Dec-95                  13646      12471.68      14243.71
         Jan-96                  13947      12681.42      14534.61
         Feb-96                  14064      12569.04      14410.07
         Mar-96                  14180      12376.44      14332.34
         Apr-96                  15158      12767.54      15214.74
         May-96                  15124      12627.66      15517.57
         Jun-96                  15074      12589.88      15350.74
         Jul-96                  14172      11739.67      14016.27
         Aug-96                  14456      11792.36      14326.09
         Sep-96                  14932      11926.72      14626.12
         Oct-96                  14499       12157.2       14437.3
         Nov-96                  15107      12812.85      15068.48
         Dec-96                  14740      13098.04      14998.14
         Jan-97                  15497      13224.07      15631.18
         Feb-97                  15180      13363.43      15432.16
         Mar-97                  14863      12939.91      14520.67
         Apr-97                  15189      13079.18      14949.77
         May-97                  16440      13876.96      16359.27
         Jun-97                  17250      14462.94      17302.49
         Jul-97                  18271      14723.79      18236.38
         Aug-97                  17118       13799.2      17269.87
         Sep-97                  18297      14732.82      19051.34
         Oct-97                  16862      14516.83      18227.38
         Nov-97                  16792      15485.77       18938.5
         Dec-97                  17074      16052.89      19079.86
         Jan-98                  17940      16979.46      20021.78
         Feb-98                  21559         17646      21298.62
         Mar-98                  23675      19178.56       23465.4
         Apr-98                  24289       18974.3      23214.86
         May-98                  23905      19031.81      22343.53
         Jun-98                  25090       19789.2      23381.86
         Jul-98                  26581      20948.95      23995.97
         Aug-98                  20221      19019.91      19752.23
         Sep-98                  20023      19422.47      20896.55
         Oct-98                  22436      20738.09      22552.31
         Nov-98                  24388      21673.58      24084.58
         Dec-98                  26459      24044.69      27874.81
         Jan-99                  29757      26376.91         30256
         Feb-99                  28190      26087.64         29085
         Mar-99                  28957      25377.72         31490
         Apr-99                  30231         26204         33338
         May-99                  30035      26253.68         32962
         Jun-99                  33038       27355.6         35365
         Jul-99                  33196         27277         34937
         Aug-99                  33355         25606         33274
         Sep-99                  33232         26226         34512
         Oct-99                  36482         28176         37753
         Nov-99                  44231         31448         42272
         Dec-99                  53983         34324         48701


(1) The Morgan Stanley Capital International Telecommunications Index is a capitalization-weighted index comprising equity securities of communications companies in developed countries worldwide.

(2) The Lipper Telecommunication Funds Average universe consists of four funds.

I N V E S T M E N T   R E V I E W

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 1999?

A: The Fund enjoyed exceptionally strong performance in the second half of 1999, returning 63.42%, versus a return of 25.47% for its benchmark, the Morgan Stanley Capital International (MSCI) Telecommunications Index. These strong gains have resulted in one-, three- and five-year returns of 104.02%, 54.14% and 35.83%, respectively, for the Fund, versus returns of 42.75%, 37.87% and 27.52%, respectively, for its benchmark. In recognition of this strong performance, Morningstar awarded the Fund an overall five-star rating for its risk-adjusted returns for the period ended 12/31/99 among 3,469 domestic equity funds. The Fund also received five stars for the three- and five-year periods ended 12/31/99, among 3,469 and 2,180 domestic equity funds, respectively.(*)

Q: COMMUNICATIONS STOCKS OUTPERFORMED MOST OTHERS IN THE SECOND HALF OF 1999. WHAT DO YOU THINK ACCOUNTS FOR THEIR STRONG GAINS?

A: Virtually all industries within the communications sector recorded impressive gains in the second half of calendar 1999. After a period of transition in the middle of the year, telephone companies that offer broadband data transmission and/or wireless services began to perform very well, followed closely by the equipment makers, providers of software applications and media companies. We believe that there were three driving forces behind such broad investor interest in communications companies and applications: solid business fundamentals, merger and acquisition activity and good old-fashioned momentum. There can be little dispute about the extremely strong growth enjoyed by communications companies. The expansion of data transmission such as the Internet through broadband and wireless services has been taking place at a tremendous rate as consumers and companies recognize the value that such services provide. The growth in such new applications has, in turn, led to companies jockeying to position themselves advantageously, resulting in a wave of merger and acquisition activity. The bidding war that erupted in 1999, particularly in Europe, served only to highlight this sector and sparked more buying interest.

Q: What factors led to the Fund's even more impressive performance?

A: The communications sector was a global market leader during the second half of 1999. The Fund's returns, however, were even stronger than those of its benchmark. We attribute this strong relative performance to our bottom-up stock selection process, which focuses on identifying companies with strong management teams that we perceive to be better equipped to manage the pace of growth and industry change. This strategy positioned the Fund well to take advantage of the strong interest in global communications companies.

Holdings that met our criteria and outperformed over the period included Esat Telecom (3.15% of net assets as of 12/31/99), Mannesmann (2.44% of net assets as of 12/31/99) and Atmel (2.52% of net assets as of 12/31/99). Both Esat, Ireland's second-

                                                           The Montgomery Funds
                                                           GLOBAL COMMUNICATIONS
                                                                  FUND
                                                           Portfolio Highlights

largest telecommunications company, and Mannesmann, the largest German provider of wireless services, were subject to takeover bids due to their attractive market positioning and strong management teams. Atmel, a U.S.-based producer of specialty memory chips, benefited from accelerating demand, particularly for wireless components.

Q: ARE YOU CONCERNED ABOUT THE HIGH VALUATIONS OF MANY COMMUNICATIONS COMPANIES?

A: We believe that the valuations of many communications companies were stretched by year end. Although we aim to remain fully invested and do not attempt to time the market, we do reduce positions as they approach or exceed our price targets. In a market run-up as rapid as the fourth-quarter rally in communications stocks, it can be challenging to reassess our price targets for each stock in light of the changing market and economic environment. Our team of experienced analysts continually reevaluate the outlook for each of our portfolio holdings so that we can maintain our positions in the stocks that we feel will continue to advance, while reducing our positions in the stocks that we feel are vulnerable to a negative surprise.

Q: WHERE DO YOU THINK THE BEST OPPORTUNITIES ARE LIKELY TO BE IN THE YEAR 2000?

A: Despite the sector's high valuations, we are excited about the Fund's prospects for the coming year. Although we anticipate some volatility at the beginning of the year, primarily resulting from renewed interest rate fears, in our view there is still a very compelling case for investing in the communications sector. Innovative product development and relatively low penetration rates for new technologies, even in developed countries such as the United States, continue to suggest huge growth potential. Strong global economic growth and a benign inflationary environment may also bolster growth in the communications sector. We intend to maintain our relatively cautious approach in the short term, however, using primary fundamental research and our industry insight to seek to identify companies that are best positioned to outperform in the long run.

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

Esat Telecom Group PLC, ADR ..............................................  3.2%
Atmel Corporation ........................................................  2.5%
Mannesmann AG ............................................................  2.4%
Sony Corporation .........................................................  2.3%
Global TeleSystems Group, Inc. ...........................................  2.2%
Sogecable S.A ............................................................  2.1%
Sprint Corporation .......................................................  2.0%
Telecom Italia Mobile SpA ................................................  1.9%
Nokia Oyj ................................................................  1.9%
Nippon Telegraph & Telephone
Corporation ..............................................................  1.9%

                               TOP FIVE COUNTRIES
                      (as a percentage of total net assets)

United States .............................................                29.2%
Netherlands ...............................................                10.3%
United Kingdom ............................................                 7.9%
Japan .....................................................                 7.6%
Germany ...................................................                 6.8%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Funds whose investments are concentrated in a specific industry or sector are subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors. In addition, technology securities tend to be relatively volatile as compared with other types of investments.

(*)Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/99. The ratings are subject to change every month. The ratings are calculated from the Fund's three-, five- and 10-year average annual returns (if available) in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects Fund performance below 90-day T-bill returns. The top 10 percent of funds in an investment class receive five stars; the next 22.5% of funds receive four stars. The ratings are for Class R shares only; other classes may vary.

The Montgomery Funds
GLOBAL COMMUNICATIONS
        Fund
I  n  v  e  s  t  m  e  n  t  s



P O R T F O L I O   I N V E S T M E N T S
December 31, 1999 (Unaudited)

Shares                                                            Value (Note 1)
COMMON STOCKS - 95.1%
AUSTRALIA - 1.5%
  2,598,800   Cable & Wireless Optus Ltd.
           (Other Telephone/Communication) ....................    $   8,677,499

BELGIUM - 2.2%
   385,660   Global TeleSystems Group, Inc.+
           (Other Telephone/Communication) ....................       13,353,478

BERMUDA - 0.8%
   270,900   RSL Communications Ltd.+
           (Other Telephone/Communication) ....................        4,630,697

BRAZIL - 1.0%
    47,900   Telebras, Sponsored ADR
           (Other Telephone/Communication) ....................        6,155,150

CANADA - 2.7%
   242,700   AT&T Canada, Inc.+
           (Other Telephone/Communication) ....................        9,753,506
   110,100   Clearnet Communications, Inc.+
           (Cellular Telephone) ...............................        3,791,569
    78,800   Clearnet Communications, Inc.+
           (Cellular Telephone) ...............................        2,707,932
                                                                      ----------
                                                                      16,253,007

FINLAND - 3.6%
   124,600   Helsinki Telephone
           (Other Telephone/Communication) ....................       10,390,453
    62,660   Nokia Oyj
           (Telecommunications Equipment) .....................       11,372,968
                                                                      ----------
                                                                      21,763,421
FRANCE - 5.5%
    61,830  France Telecom S.A.
           (Other Telephone/Communication) ....................        8,186,060
    18,050   Societe Television Francaise
           (Broadcasting) .....................................        9,464,365
    34,500   STMicroelectronics N.V.+
           (Semiconductors) ...................................        5,315,613
    19,900   STMicroelectronics N.V. (NY Shares)
           (Semiconductors) ...................................        3,013,606
    78,779   Vivendi (Non-U.S. Utilities) .....................        7,121,503
                                                                      ----------
                                                                      33,101,147
GERMANY - 5.7%
    62,400   Deutsche Telecom AG
           (Other Telephone/Communication) ....................        4,448,514
    97,900   Epcos AG+ (Electronic Components) ................        7,354,445
    62,800   Infonet Services Corporation+
           (Other Telephone/Communication) ....................        1,648,500
    60,441   Mannesmann AG (Cellular Telephone) ...............       14,596,478
    65,400   SAP AG, ADR (Computer Software) ..................        3,404,887
    21,320   Siemens AG
           (Diversified Electronics Products) .................        2,715,198
                                                                      ----------
                                                                      34,168,022


GREECE - 1.0%
   250,000   Hellenic Telecommunications
           Organization S.A.
           (Other Telephone/Communication) ....................        5,926,016

IRELAND - 3.2%
   203,100   Esat Telecom Group PLC, ADR+
           (Other Telephone/Communication) ....................       18,837,525

ITALY - 1.9%
  1,034,100   Telecom Italia Mobile SpA
           (Other Telephone/Communication) ....................       11,563,918

JAPAN - 7.6%
   648,000  Hitachi Ltd.
           (Diversified Electronics Products) .................       10,395,383
   956,000   Marubeni Corporation
           (Wholesale Distributors) ...........................        4,011,777
      650   Nippon Telegraph & Telephone
           Corporation
           (Other Telephone/Communication) ....................       11,126,871
    46,100   Sony Corporation
           (Consumer Electronics/Appliances) ..................       13,663,602
    46,000   Tokyo Electron Ltd.
           (Electronic Production Equipment) ..................        6,299,521
                                                                      ----------
                                                                      45,497,154
KOREA - 2.9%
    95,500   Korea Telecom Corporation, ADR
           (Other Telephone/Communication) ....................        7,138,625
    44,150   Samsung Electronics Company
           (Diversified Electronics Products) .................       10,342,492
                                                                      ----------
                                                                      17,481,117
NETHERLANDS - 10.3%
    94,500   Equant N.V.+
           (Other Telephone/Communication) ....................       10,739,070
    95,969   Koninklijke KPN, N.V.
           (Other Telephone/Communication) ....................        9,377,038
   142,800   KPNQwest N.V.+
           (Other Telephone/Communication) ....................        9,517,888
   270,800   Libertel N.V.+
           (Cellular Telephone) ...............................        7,099,585
    50,700   United Pan-Europe Communications
           N.V.+ (Cable Television) ...........................        6,492,659
   247,300   Versatel Telecom International N.V.+
           (Other Telephone/Communication) ....................        8,727,766
   183,700   VNU N.V. (Books/Magazines) .......................        9,665,496
                                                                      ----------
                                                                      61,619,502
NEW ZEALAND - 1.1%
  1,340,600   Telecom Corporation of New Zealand Ltd.
           (Other Telephone/Communication) ....................        6,304,157

The accompanying notes are an integral part of these financial statements.

The Montgomery Funds
GLOBAL COMMUNICATIONS
        FUND
I  n  v  e  s  t  m  e  n  t  s

Shares                                                            Value (Note 1)
COMMON STOCKS - continued
PORTUGAL - 1.8%
    66,500 PT MULTIMEDIA-Servicos de
           Telecomunicacoes e Multimedia SGPS S.A.+
           (Cable Television) ..................................     $ 3,786,608
   388,000   Telecel-Comunicacoes Pessoais S.A.
           (Cellular Telephone) ................................       6,772,355
                                                                     -----------
                                                                      10,558,963
RUSSIA - 0.0%@
   200,000   Russian Telecommunication Development
           Corporation Section+(a)
           (Other Telephone/Communication) .....................          99,020

SPAIN - 3.4%
    29,200   Jazztel PLC+
           (Other Telephone/Communication) .....................       1,914,425
   193,700   Sogecable S.A.+ (Cable Television) ................      12,383,112
   108,000   Terra Networks S.A.+ (Internet Services) ..........       5,907,918
                                                                     -----------
                                                                      20,205,455
SWEDEN - 0.3%
    27,200   Ericsson AB, Class B
           (Telecommunications Equipment) ......................       1,752,255

SWITZERLAND - 1.0%
    14,150   Swisscom AG
           (Other Telephone/Communication) .....................       5,725,793

TAIWAN - 0.5%
   275,000   Ritek Corporation GDR+
           (Electronic Components) .............................       3,210,625

UNITED KINGDOM - 7.9%
   285,500   British Telecom PLC
           (Other Telephone/Communication) .....................       6,916,629
    54,400   COLT Telecom Group PLC, ADR+
           (Other Telephone/Communication) .....................      11,097,600
   455,700   Freeserve PLC+ (Internet Services) ................       4,272,464
   501,400   Future Network PLC (The)+
           (Other Telephone/Communications) ....................       6,903,603
   262,590   Pearson PLC
           (Financial Publishing/Services) .....................       8,516,066
  1,243,000   Thus PLC+
           (Other Telephone/Communication) .....................       7,789,327
   402,100   Vodafone AirTouch PLC
           (Cellular Telephone) ................................       1,982,380
                                                                     -----------
                                                                      47,478,069
UNITED STATES - 29.2%
   422,500   Allied Riser Communications
           Corporation+
           (Other Telephone/Communication) .....................       8,608,438
    21,700   Amazon.com, Inc.+ (Internet Services) .............       1,652,591
    74,600   America On-Line, Inc.+ (Internet Services) ........       5,627,638
    82,900   At Home Corporation+ (Internet Services) ..........       3,562,109
   155,400   AT&T Corporation
           (Major U.S. Telecommunications) .....................       7,886,550
   508,800   Atmel Corporation+ (Semiconductors) ...............      15,057,300
   145,400   Bell Atlantic Corporation
           (Major U.S. Telecommunications) .....................       8,951,187
    94,900   Carrier Access Corporation+
           (Telecommunications Equipment) ......................       6,444,303
    82,678   Cisco Systems, Inc.+
           (Computer Communications) ...........................       8,854,297
   110,650   Covad Communications Group, Inc.+
           (Other Telephone/Communication) .....................       6,172,195
   144,800   Cymer, Inc.+
           (Electronic Production Equipment) ...................       6,669,850
    67,700   Electronic Arts, Inc.+
           (Recreational Products/Toys) ........................       5,691,031
    86,800   Enron Corporation
           (Oil/Gas Transmission) ..............................       3,851,750
   109,800   Flextronics International Ltd.+
           (Diversified Electronics Products) ..................       5,054,231
   222,415   Global Crossing Ltd.+
           (Other Telephone/Communication) .....................      11,113,799
   371,800   Hollywood Entertainment Corporation+
           (Computer/Video Chains) .............................       5,367,863
    50,600   Lam Research Corporation+
           (Electronic Production Equipment) ...................       5,648,225
    65,340   Lucent Technologies, Inc.
           (Telecommunications Equipment) ......................       4,888,249
   157,872   MCI WorldCom, Inc.+
           (Major U.S. Telecommunications) .....................       8,372,150
   148,000   McLeod USA, Inc., Class A+
           (Other Telephone/Communication) .....................       8,704,250
    48,000   Open Text Corporation+
           (Computer Software) .................................         862,500
   143,400   Rhythms NetConnections, Inc.+
           (Internet Services) .................................       4,449,881
   116,800   Sprint Corporation+
           (Major U.S. Telecommunications) .....................      11,972,000
    61,600   Tellabs, Inc.+
           (Telecommunications Equipment) ......................       3,952,025
   149,400   Ticketmaster Online-CitySearch, Inc.+
           (Internet Services) .................................       5,747,231
    27,000   Voicestream Wireless Corporation+
           (Other Telephone/Communication) .....................       3,836,531
   202,000   Williams Communications Group, Inc.+
           (Telecommunications Equipment) ......................       5,845,375
                                                                     -----------
                                                                     174,843,549

TOTAL COMMON STOCKS
(Cost $348,863,998)                                                  569,205,539
                                                                     -----------




The accompanying notes are an integral part of these financial statements.

The Montgomery Funds
GLOBAL COMMUNICATIONS
        FUND
I  n  v  e  s  t  m  e  n  t  s

Shares                                                            Value (Note 1)
PREFERRED STOCKS - 1.1%
Germany - 1.1%
    55,563   ProSieben Media AG (Media) .........................  $   3,232,752
     5,640   SAP AG (Broadcasting) ..............................      3,400,880
                                                                   -------------

TOTAL PREFERRED STOCKS
(Cost $5,134,741) ...............................................      6,633,632
                                                                   -------------

MONEY MARKET FUND - 0.0%@
      292   Chase Vista Federal Money Market Fund
           (Cost $292) ..........................................            292
                                                                   -------------

TOTAL SECURITIES
(Cost $353,999,031) .............................................    575,839,463
                                                                   -------------

Principal Amount

REPURCHASE AGREEMENTS - 3.9%
$12,235,000 Agreement with Greenwich Capital
            Markets, Tri-Party, 5.500% dated
            12/31/99, to be repurchased at
            $12,240,531 on 01/03/00,
            collateralized by $12,479,943 market
            value of U.S. government and
            mortgage-backed securities, having
            various maturities and interest
            rates.................................................    12,235,000
 11,000,000 Agreement with Paine Webber,
            Tri-Party, 5.500% dated 12/31/99, to be
            repurchased at $11,004,973 on 01/03/00,
            collateralized by $11,220,067
            market value of U.S. government and
            mortgage-backed securities,
            having various maturities and interest rates ........     11,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $23,235,000) ..............................................     23,235,000

TOTAL INVESTMENTS - 100.1%
(Cost $377,234,031*) ............................................    599,074,463

OTHER ASSETS AND LIABILITIES - (0.1)%
(Net) ...........................................................       (403,738)
                                                                   -------------

NET ASSETS - 100.0% .............................................  $ 598,670,725
                                                                   =============


(*)      Aggregate cost for federal tax purposes.

(Section)Valued in good faith at fair value using procedures approved by the Board of Trustees.

+        Non-income-producing security.

@        Amount represents less than 0.1%.

(a) Restricted security: At December 31, 1999, the Fund owned the following restricted security constituting 0.00% of net assets which may not be publicly sold without registration under Securities Act of 1933 (Note
         1). Additional information on the security is as follows:


Russian Telecommunication Development Corporation

                                                    Value per
Acquisition Date             Shares        Cost       Share
12/22/97                     200,000    $2,000,000    $0.50

ABBREVIATIONS

ADR     American Depositary Receipt
GDR     Global Depositary Receipt

The Montgomery Global Communications Fund concentrates its investments in the global communications industry. Because of this concentration, the value of this Fund's shares may vary in response to factors affecting the global communications industry and therefore may be more volatile than those of investment companies that do not similarly concentrate their investments. The global communications industry may be subject to greater changes in governmental policies and governmental regulation than many other industries, and regulatory approval requirements may materially affect the products and services of this industry.

The accompanying notes are an integral part of these financial statements.

                                                           The Montgomery Funds
                                                           EMERGING MARKETS FUND
                                                           Portfolio Highlights
                                                                (Unaudited)

I N V E S T M E N T   R E V I E W

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 1999?

A: We are pleased to report that a very strong fourth-quarter performance for the Fund resulted in a return of 27.15% for the period, versus a return of 18.98% for its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S SOLID PERFORMANCE?

A: The Fund's strong returns can be attributed to a combination of a favorable investment environment in the period and good market and stock selection on our part. Although profit taking and concern over the direction of U.S. interest rates reduced some of the earlier gains enjoyed by emerging markets investors in the third quarter of 1999, such concerns were pushed aside by the final three months of the year. A number of markets performed particularly well toward year end, including Turkey, Mexico, China/Hong Kong and Korea. The Turkish market benefited from the removal of Greek objections to the country's accession to the European Union. In Mexico the economy continued to show a strong recovery, helped by a rise in oil prices and robust growth across the border in the United States. China/Hong Kong and Korea also revised upward their estimates for economic growth, but the main driving force behind these and other northern Asian markets during the quarter were the technology and telecommunications sectors.

The Fund was well positioned to benefit from an improving global economic outlook, such as the increase in demand for commodities, including platinum and pulp and paper. The decision to increase exposure to Mexico to a 14.35% weighting and to maintain our overweight position in Turkey in the final months of 1999 contributed greatly to the Fund's performance. A fourth-quarter reduction in the Fund's Indian holdings also proved positive. Following a strong third-quarter showing, India remained essentially flat through the end of the year. Fund returns also received a boost from our 16.98% weighting in telecommunications and technology, and particularly our Asian holdings, as investors took their lead from the United States and favored these issues above most others.

Q: WERE THERE ANY STOCKS THAT MADE A PARTICULARLY STRONG CONTRIBUTION TO PERFORMANCE?

A: Reflecting market trends, the Fund's Mexican telecom and technology holdings were undisputedly the strongest performers during the period. These included Grupo Financiero Banamex (1.45% of net assets as of 12/31/99), Egyptian Company for Mobile Services (3.07% of net assets as of 12/31/99), Korea Telecom (1.74% of net assets as of 12/31/99) and Satyam Computer Services (1.07% of net assets as of 12/31/99).

Banamex, a Mexican bank, benefited from a strengthening Mexican market, falling interest rates and positive sentiment toward the market. Egyptian Company for Mobile Services also benefited from positive market sentiment and continued growth

                              PORTFOLIO MANAGEMENT

Josephine Jimenez, CFA ...................................................Senior
                                                               Portfolio Manager

Frank Chiang ..................................................Portfolio Manager

                                FUND PERFORMANCE
                          Average annual total returns
                          for the period ended 12/31/99

                        MONTGOMERY EMERGING MARKETS FUND

Since inception (3/1/92) ...................................              4.97%
One year ...................................................             63.16%
Five years .................................................             (0.08)%

                        MSCI EMERGING MARKETS FREE INDEX

Since 3/1/92 ............................................                  7.09%
One year ................................................                 66.41%
Five years ..............................................                  2.00%


Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.
[GROWTH OF A $10,000 INVESTMENT GRAPH]

                                  [LINE GRAPH]

                Emerging Mkts Fund  (MSCI)        Lipper
         Feb-92               10000         10000          10000
         Mar-92                9970      10338.49        9964.65
         Apr-92               10010      10266.75       10114.17
         May-92               10140      10229.72       10379.93
         Jun-92                9960       9215.03       10184.29
         Jul-92                9750       9315.26        9916.73
         Aug-92                9620       8880.95        9682.22
         Sep-92                9570       8911.25        9570.51
         Oct-92                9950       9388.03        9732.72
         Nov-92                9880       9286.77        9589.49
         Dec-92               10031       9559.99        9639.89
         Jan-93               10242       9606.09        9867.28
         Feb-93               10342       9767.18       10313.37
         Mar-93               10482      10090.13       10523.51
         Apr-93               10702      10322.17       10973.89
         May-93               10922      10609.82       11292.26
         Jun-93               11083      10924.56       11373.58
         Jul-93               11263      11213.06       11572.56
         Aug-93               11934      12159.89       12490.06
         Sep-93               12324      12604.56       12741.52
         Oct-93               13295      13735.53       13846.62
         Nov-93               13689      14343.35       14420.62
         Dec-93               15916      16714.06       16749.29
         Jan-94               16110      17018.36       17100.33
         Feb-94               15609      16715.61       16634.48
         Mar-94               14445      15202.91       15168.89
         Apr-94               14373      14898.87       14881.64
         May-94               14731       15408.8       15169.18
         Jun-94               13975      14984.07       14424.52
         Jul-94               14782      15915.62       15280.65
         Aug-94               16212      17891.12       16717.19
         Sep-94               16437      18094.42       16909.57
         Oct-94               16365      17768.11       16530.75
         Nov-94               15591      16844.06       15717.78
         Dec-94               14687      15491.41       14573.25
         Jan-95               13170      13843.26       13170.26
         Feb-95               13191       13488.1       13113.58
         Mar-95               13105      13573.79       13162.65
         Apr-95               13331      14182.73       13559.57
         May-95               14160      14937.25       14165.12
         Jun-95               14170      14981.43       14196.34
         Jul-95               14569      15317.71       14697.81
         Aug-95               13998       14956.9       14343.77
         Sep-95               13837      14885.92       14357.03
         Oct-95               13320      14316.08       13712.42
         Nov-95               12912      14060.78       13467.78
         Dec-95               13353       14684.4       13979.56
         Jan-96               14235       15728.2       15391.52
         Feb-96               13912      15478.12       15197.02
         Mar-96               14170      15598.68       15262.52
         Apr-96               14891      16222.36       15814.51
         May-96               15160      16149.92       15920.64
         Jun-96               15268      16250.77       15938.37
         Jul-96               14321      15140.13       14974.68
         Aug-96               14773      15527.67       15426.63
         Sep-96               14870      15662.18       15609.46
         Oct-96               14555      15244.47       15191.11
         Nov-96               14879      15499.91       15628.45
         Dec-96               14998      15570.01       15814.98
         Jan-97               16155      16632.04       16944.61
         Feb-97               16685      17344.31       17594.47
         Mar-97               16296      16888.71       16960.72
         Apr-97               16306      16918.55       16838.31
         May-97               16912      17402.76       17341.59
         Jun-97               18220      18344.11       17922.09
         Jul-97               18869      18607.79       18447.45
         Aug-97               16847      16239.97       16156.64
         Sep-97               17518      16689.94       16771.74
         Oct-97               14468      13951.33       13848.22
         Nov-97               13982      13442.28       13190.43
         Dec-97               14527      13766.21       13297.36
         Jan-98               12853      12686.53       12160.16
         Feb-98               13729      14010.69        13288.3
         Mar-98               14145       14618.7       13763.63
         Apr-98               14302      14459.45        13881.3
         May-98               12437      12477.92       12053.34
         Jun-98               11078      11169.03       10967.42
         Jul-98               11606      11523.16       11261.67
         Aug-98                8067       8191.36        8003.58
         Sep-98                8348       8710.98         8309.4
         Oct-98                8741       9628.26        9109.88
         Nov-98                9493      10429.02         9702.5
         Dec-98                8965      10277.88        9573.32
         Jan-99                8594         10112           9803
         Feb-99                8314         10210           9743
         Mar-99                9449         11556          10829
         Apr-99               10325          9433          12254
         May-99               10798          9378          12106
         Jun-99               12690         10443          13301
         Jul-99               11213         13985          12624
         Aug-99               11168         14112          12478
         Sep-99               10764         13634          12024
         Oct-99               11123         13925          12450
         Nov-99               12392         15173          13818
         Dec-99               14628         17103          16325



(1) The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

(2) The Lipper Emerging Markets Funds Average universe consists of seven funds.

The Montgomery Funds
EMERGING MARKETS FUND
Portfolio Highlights

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

Samsung Electronics Company ..............................................  4.8%
Telefonos de Mexico S.A., ADR ............................................  4.3%
Egyptian Company for Mobile Services .....................................  3.1%
Vale do Rio Doce, A Shares ...............................................  2.5%
Hon Hai Precision Industry ...............................................  2.5%
Taiwan Semiconductor Manufacturing Company Ltd. ..........................  2.3%
Korea Electric Power Corporation, ADR ....................................  2.0%
Alpha Credit Bank ........................................................  2.0%
TeleNorte Leste Participacoes ............................................  1.8%
Fomento Economico Mexicano S.A. de C.V ...................................  1.8%

                               TOP FIVE COUNTRIES
                      (as a percentage of total net assets)

Mexico ..................................................                  14.4%
Brazil ..................................................                  13.5%
Korea ...................................................                  12.3%
India ...................................................                  11.4%
Taiwan ..................................................                   9.0%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

in its subscriber base. Korea Telecom also benefited from rapid growth of its subscriber base and its dominant position in the domestic wireless market. Satyam, a recently listed Indian information technology company, saw its valuation soar on the back of high demand for Asian technology issues.

Q: WERE THERE ANY DISAPPOINTMENTS?

A: Unfortunately, not all of our holdings lived up to expectations. Most of those that disappointed were listed on the Indian market, which, apart from technology issues, turned in a lackluster performance toward the end of the year due to Y2K worries and profit taking. Given the recently elected government's stronger-than-anticipated commitment to reform, however, and the positive outlook for the economy in 2000, we believe that this market is likely to revive and that our holdings may begin making a more positive contribution to performance.

Q: WHERE DO YOU BELIEVE THE BEST OPPORTUNITIES IN THE EMERGING MARKETS TO BE IN THE NEW YEAR?

A: Moving into the New Year, we continue to see plenty of opportunities across the emerging markets. We believe that reductions in interest rates and strong markets have helped boost consumer confidence and may continue to stimulate growth in the year ahead. In addition, companies that withstood the 1997/98 crisis are now more robust and many have implemented restructuring that will make them more competitive in the long run.

In terms of individual country exposure, while we continue to like the prospects for Mexico, we are also becoming more optimistic about Brazil. We expect that the Brazilian economy is likely to see a recovery in 2000, and we believe that specific well-placed domestically oriented companies may begin to enjoy improving growth prospects. We also like Hong Kong, where, similar to Brazil, economic growth is beginning to accelerate, which may attract funds to certain sectors, such as property, that have recently been out of favor.

We are also very excited about the some of the Asian technology companies, particularly DRAM chip manufacturers. Some semiconductor companies are currently experiencing top-line growth of 60 to 80%, and we believe that this trend will continue. In view of this, we are currently overweighted in this sector. We will continue to seek out similarly attractive ideas and well-managed companies and through this strategy strive to add value to your Fund.

                                                 The Montgomery Funds
                                                 EMERGING MARKETS FUND
                                                 I  n  v  e  s  t  m  e  n  t  s

P O R T F O L I O   I N V E S T M E N T S
December 31, 1999 (Unaudited)

Shares                                                            Value (Note 1)
COMMON STOCKS - 89.6%

ARGENTINA - 1.1%
   130,849   Telefonica de Argentina, ADR
            (Other Telephone/Communication) .......................   $4,039,963

BRAZIL - 4.9%
    77,600  Aracruz Celulose S. A., ADR (Paper) ...................    2,037,000
   238,100   Embratel Participacoes, ADR
            (Other Telephone/Communication) .......................    6,488,225
    93,000   Tele Celular Sul Participacoes S.A., ADR
            (Cellular Telephone) ..................................    2,952,750
    59,600   Tele Centro Sul Participacoes S.A.
            (Other Telephone/Communication) .......................    5,408,700
    45,200   Vale do Rio Doce, Series A+
            (Other Metals/Minerals) ...............................    1,050,872
                                                                      ----------
                                                                      17,937,547
CHILE - 0.8%
   167,274   Cia de Telecom Chile de S.A., ADR
            (Other Telephone/Communication) .......................    3,052,751

CHINA/HONG KONG - 3.0%
   147,000   Cheung Kong (Holdings) Ltd.
            (Real Estate) .........................................    1,867,402
    43,600   China Telecom Ltd., ADR+
            (Other Telephone/Communication) .......................    5,605,325
 2,350,000   Cosco Pacific Ltd.
            (Marine Transportation) ...............................    1,949,894
   123,498   HSBC Holdings PLC (Non-U.S. Banks) ...................   1,731,689
                                                                      ----------
                                                                      11,154,310
CZECH REPUBLIC - 0.6%
    54,520   Ceske Radiokomunikace, GDR+
            (Other Telephone/Communication) .......................    1,989,980

EGYPT - 4.4%
    96,540   Al-Ahram Beverages Company+
            (Alcoholic Beverages) .................................    1,904,695
    154,000   Al-Ahram Beverages Company GDR+
            (Alcoholic Beverages) .................................    3,033,800
    247,333   Egyptian Company for Mobile Services
            (Cellular Telephone) ..................................   11,333,610
                                                                      ----------
                                                                      16,272,105
GREECE - 2.8%
    93,963   Alpha Credit Bank (Non-U.S. Banks) ...................    7,365,032
   123,200   Hellas Telecommunication S.A.,
            (Other Telephone/Communication) .......................    2,920,341
                                                                      ----------
                                                                      10,285,373
HUNGARY - 1.3%
    73,100   Mol Magyar Olaj-es Gazipari Rt.
            (Integrated Oil Companies) ............................    1,519,901
    53,790   OTP Bank Rt. (Non-U.S. Banks) ........................    3,151,774
                                                                      ----------
                                                                       4,671,675

INDIA - 11.4%
       25   Bajaj Auto Ltd. (Motor Vehicles) ......................          189
       100   Bharat Petroleum Corporation Ltd.
            (Oil Refining/Marketing) ..............................          902
       250   BSES Ltd. (Non-U.S. Utilities)+ ......................        1,098
       420   Castrol (India) Ltd.
            (Oil Refining/Marketing) ..............................        2,946
       200   Cummins India Ltd. (Auto Parts: O.E.M.) ..............        2,630
    73,700   Dr. Reddy's Laboratories Ltd.
            (Generic Drugs) .......................................    2,443,113
   466,500   Hindustan Petroleum Corporation Ltd.
            (Oil Refining/Marketing) ..............................    1,962,517
    76,500   Hindustan Petroleum Corporation Ltd.
            (Oil Refining/Marketing) ..............................      321,828
   363,980   Housing Development and Finance
            Corporation (Finance Companies) .......................    2,393,064
   192,800   ICICI Ltd., Sponsored ADR+
            (Diversified Financial Services) ......................    2,675,100
       240   Indian Hotels Company Ltd.
            (Hotels/Resorts) ......................................        1,749
    17,400   Infosys Technologies Ltd.
            (Diversified Electronic Products) .....................    5,806,500
       152   ITC Ltd. (Diversified Manufacture) ...................        2,324
   406,000   Larsen & Toubro Ltd.
            (Construction/Agriculture
             Equipment/Trucks) ....................................    5,188,400
    27,803   NIIT Ltd. (Computer Software) ........................    2,119,132
 1,064,000   Reliance Industries, Ltd. (Textiles) .................    5,716,248
    78,400   Satyam Computer (Computer Software) ..................    3,963,255
   156,000   Sri Adhikari Brothers Telephone Network
             Ltd. (Broadcasting) ..................................    4,621,903
       150   State Bank of India (Non-U.S. Banks) .................          775
        10   Tata Engineering & Locomotive Co., Ltd.
            (Motor Vehicles) ......................................           46
   201,500   Videsh Sanchar Nigam Ltd., GDR
            (Other Telephone/Communication) .......................    4,956,900
                                                                      ----------
                                                                      42,180,619

INDONESIA - 0.5%
 1,518,000   PT Indofood Sukses Makmur Tbk+
            (Specialty Foods/Candy) ...............................    1,900,894

ISRAEL - 3.8%
 2,972,000   Bank Leumi Le-Israel (Non-U.S. Banks) ................    6,260,914
   390,350   Bezeq Israeli Telecommunication
             Corporation Ltd.+
            (Other Telephone/Communication) .......................    1,947,610

The accompanying notes are an integral part of these financial statements.

The Montgomery Funds
  EMERGING MARKETS FUND
I  n  v  e  s  t  m  e  n  t  s

Shares                                                            Value (Note 1)
COMMON STOCKS -  CONTINUED
ISRAEL -  CONTINUED
     7,100   Check Point Software Technologies Ltd.+
            (Computer Software) ..............................     $   1,411,125
    50,800   ECI Telecom Ltd.
            (Telecommunications Equipment) ...................         1,609,725
        49   Makhteshim-Agan Industries, Ltd.+
            (Speciality Chemicals) ...........................                86
    37,200   NICE Systems Ltd., ADR+
            (Telecommunications Equipment) ...................         1,833,262
    12,900   Orbotech Ltd.+
            (Electronic Production Equipment) ................         1,002,169
                                                                      ----------
                                                                      14,064,891
KOREA - 12.3%
   213,110   Kookmin Bank (Non-U.S. Banks) ...................         3,340,694
   447,800   Korea Electric Power Corporation, ADR
            (Non-U.S. Utilities) .............................         7,500,650
    40,800   Korea Telecom Corporation+
            (Other Telephone/Communication) ..................         6,431,704
    53,091   Pohang Iron & Steel Company Ltd.
            (Steel/Iron Ore) .................................         6,312,008
    89,000   Pohang Iron & Steel Company, ADS
            (Steel/Iron Ore) .................................         3,115,000
    76,329   Samsung Electronics Company
            (Diversified Electronic Products) ................        17,880,681
       56   Samsung Electronics Ltd., GDR
            (Diversified Electronic Products) ................             6,825
    77,000   Shinhan Bank Company Ltd.
            (Non-U.S. Banks) .................................           834,082
                                                                      ----------
                                                                      45,421,644
MALAYSIA - 2.5%
 4,000,000   Public Bank Berhad (Non-U.S. Banks) .............         3,494,691
   517,000   Tenaga Nasional Berhad
            (Non-U.S. Utilities) .............................         1,333,298
 2,798,200   YTL Corporation Berhad
            (Engineering and Construction) ...................         4,454,970
                                                                      ----------
                                                                       9,282,959
MEXICO - 14.4%
   156,300   Cemex S.A. de C.V., Sponsored ADR+
            (Building Materials)                                       4,356,863
 1,930,000   Cifra S.A. de C.V.+ (Other Specialty Stores) ....         3,868,143
 1,877,000   Controladora Comercial Mexicana S.A. de
              C.V. (Department Stores) .......................         2,514,546
   516,768   Corporacion Interamericana de
            Entretenimiento S.A., Series B+
            (Advertising) ....................................         2,063,256
   150,100   Fomento Economico Mexicano S.A. de
            C.V. (Soft Drinks) ...............................         6,679,450
 1,337,000   Grupo Financiero Banamex Accival S.A. de
            C.V., Series B-Banacci+ (Non-U.S. Banks) .........         5,359,283
 1,234,000   Grupo Mexico S.A.
            (Other Metals/Minerals) ..........................         6,111,424
    58,100   Grupo Televisa S.A., GDR+ (Broadcasting) ........         3,965,325
   592,000   Kimberly-Clark de Mexico S.A. de C.V.
            (Package Goods/Cosmetics) ........................         2,310,549
   139,890   Telefonos de Mexico S.A., ADR
            (Other Telephone/Communication) ..................        15,737,625
                                                                      ----------
                                                                      52,966,464
MOROCCO - 0.0%@
         2   Banque Marocaine du Commerce
             Exterieur, GDR+ (Non-U.S. Banks) ................                43

PAKISTAN - 0.0%@
       333   Engro Chemical Pakistan
            (Agricultural Chemicals) .........................               807

PERU - 0.6%
    18,500   Compania de Minas Buenaventura S.A.,
             ADR (Precious Metals) ...........................           297,156
    78,200   Credicorp Ltd. (Non-U.S. Banks) .................           938,400
         1   Ferreyros Enrique S.A., ADR
            (Construction/Agriculture
             Equipment/Trucks) ...............................                 1
    83,700   Telefonica del Peru S.A., ADR
            (Other Telephone/Communication) ..................         1,119,487
                                                                      ----------
                                                                       2,355,044
PHILIPPINES - 0.8%
 6,360,000   Ayala Corporation
            (Multi-Sector Companies) .........................         1,854,342
   864,000   San Miguel Corporation, Class B
            (Alcoholic Beverages) ............................         1,222,035
                                                                      ----------
                                                                       3,076,377
POLAND - 0.8%
   127,600   Elektrim Spolka Akcyjna S.A.+
            (Wholesale Distributors)                                   1,265,200
   115,500   Prokom Software, GDR+ (EDP Services) ............         1,801,800
                                                                      ----------
                                                                       3,067,000
SOUTH AFRICA - 7.0%
   716,400   ABSA Group Ltd. (Finance Companies) .............         3,215,063
   100,300   Anglo American Platinum Corporation
            Ltd. (Precious Metals) ...........................         3,049,772
    32,000   AngloGold Ltd. (Precious Metals) ................         1,647,350
         1   B.O.E. Corporation Ltd.
            (Investment Managers) ............................                 1
   177,000   De Beers Centenary AG
            (Other Metals/Minerals) ..........................         5,151,707
    42,000   Impala Platinum Holdings Ltd.
            (Precious Metals) ................................         1,700,488
         6   Iscor Ltd. (Steel/Iron Ore) .....................                24
         1   Liberty International PLC
            (Finance Companies) ..............................                 8
         1   Liberty Life Association of Africa Ltd.
            (Life Insurance) .................................                12
 1,608,000   Old Mutual PLC+
            (Diversified Financial Services) .................         4,222,634

The accompanying notes are an integral part of these financial statements.

                                                 The Montgomery Funds
                                                 EMERGING MARKETS FUND
                                                 I  n  v  e  s  t  m  e  n  t  s

Shares                                                            Value (Note 1)
COMMON STOCKS -  CONTINUED
SOUTH AFRICA -  CONTINUED
    18,970   Pepsi International Bottlers+(Section)(a)
            (Soft Drinks) ......................................    $    159,917
   257,000   Sappi Ltd. (Paper) ................................       2,540,748
   465,936   Sasol Ltd. (Coal Mining) ..........................       3,932,045
         2   Standard Bank Investment Corp., Ltd.
            (Non-U.S. Banks) ...................................               8
                                                                    ------------
                                                                      25,619,777
TAIWAN - 9.0%
 1,443,900   Far East Textile Ltd.+ (Textiles) .................       3,450,454
 1,253,000   Hon Hai Precision Industry+
            (Electronic Data Processing) .......................       9,342,106
   621,225   Synnex Technology International
            Corporation (Electronic Distributors) ..............       4,077,500
 1,604,305   Taiwan Semiconductor Manufacturing
            Company Ltd.+
            (Electronic Production Equipment) ..................       8,536,528
 1,800,000   United Microelectronics Corporation,
            Ltd.+ (Semiconductors) .............................       6,423,451
 2,900,000   Yang Ming Marine Transport
            (Marine Transportation) ............................       1,395,253
                                                                    ------------
                                                                      33,225,292
THAILAND - 2.2%
 5,738,000   National Finance PLC (F)
            (Non-U.S. Banks) ...................................       2,551,746
   403,200   PTT Exploration and Production Public
            Company Ltd. (F)
            (Oil and Gas Production) ...........................       2,483,536
 1,917,200   Thai Farmers Bank Public Company Ltd.
            (F) (Non-U.S. Banks) ...............................       3,206,786
                                                                    ------------
                                                                       8,242,068
TURKEY - 5.1%
36,565,000   Arcelik A.S.
            (Consumer Electronics/Appliances) ..................       2,393,174
130,000,000   Dogan Sirketler Grubu Holdings A.S.
            (Diversified Manufacture) ..........................       3,834,808
123,300,000   Turkiye Is Bankasi, Class C
            (Non-U.S. Banks) ...................................       5,910,398
209,870,469   Yapi Ve Kredi Bankasi S.A.
            (Non-U.S. Banks) ...................................       6,481,067
                                                                    ------------
                                                                      18,619,447
VENEZUELA - 0.3%
    41,700   Compania Anonima Nacional
            Telefonos de Venezuela, ADR
            (Other Telephone/Communication) ....................       1,026,863

TOTAL COMMON STOCKS
 (Cost $224,966,573) ...........................................     330,453,893
                                                                    ------------

PREFERRED STOCKS - 9.5%
BRAZIL - 8.6%
 195,869,000   Cia Paranaense de Energi
            (Non-U.S. Utilities) ...............................    $  1,897,430
 4,157,000   Itausa Investimentos Itau
            (Multi-Sector Companies) ...........................       4,303,122
16,100,000   Petroleo Brasileiro S.A.+
            (Integrated Oil Companies) .........................       3,564,637
 4,156,835   Telecel-Comunicacoes Pessoais S.A.
            (Cellular Telephone) ...............................         459,058
250,600,000   Tele Norte Leste Participacoes
            (Other Telephone/Communication) ....................       6,727,982
 6,276,872   Telesp Celular S.A., Series B
            (Cellular Telephone) ...............................         496,869
   939,000   Usinas Siderurgicas de Minas Gerais, GDR
            (Steel/Iron Ore) ...................................       5,093,939
   337,800   Vale do Rio Doce, A Shares
            (Other Metals/Minerals) ............................       9,349,571
   487,888   Vale do Rio Doce, B Shares
            (Other Metals/Minerals) ............................               3
                                                                    ------------
                                                                      31,892,611
RUSSIA - 0.9%
   270,000   LUKoil Company, ADR
            (Integrated Oil Companies) .........................       3,240,000

TOTAL PREFERRED STOCKS
(Cost $25,610,902) .............................................      35,132,611
                                                                    ------------

MONEY MARKET FUND - 0.0%@
        19   Chase Vista Federal Money Market Fund
            (Cost $19) .........................................              19
                                                                     -----------

TOTAL SECURITIES
(Cost $250,577,494) ............................................     365,586,523
                                                                     -----------

Principal Amount

REPURCHASE AGREEMENTS - 0.0%@
    $34,000   Agreement with Greenwich Capital
            Markets, Tri-Party, 5.500% dated 12/31/99,
            to be repurchased at $34,015 on 01/03/00,
            collateralized by $34,681 market value of
            U.S. government and mortgage-backed
            securities, having various maturities and
            interest rates.
            (Cost $34,000) .....................................          34,000
                                                                     -----------

The accompanying notes are an integral part of these financial statements.

The Montgomery Funds
EMERGING MARKETS FUND
I  n  v  e  s  t  m  e  n  t  s

                                                                  Value (Note 1)

TOTAL INVESTMENTS - 99.1%
(Cost $250,611,494*)..........................................     $ 365,620,523

OTHER ASSETS AND LIABILITIES - 0.9%
(Net).........................................................         3,429,036

                                                                   -------------
NET ASSETS - 100.0%...........................................     $ 369,049,559
                                                                   =============


(*)      Aggregate cost for federal tax purposes.

+        Non-income-producing security.

(Section) Valued in good faith using procedures approved by the Board of Trustees.

@        Amount represents less than 0.1%.

(a) Restricted securities: At December 31, 1999, the Fund owned the following restricted securities, constituting less than 0.05% of net assets, which may not be publicly sold without registration under Securities Act of 1933 (Note 1).

         Additional information on the securities is as follows:

Pepsi International Bottlers

                                                                     Value per
Acquisition Date                  Shares             Cost              Share
3/20/97                           18,970           $569,100             $8.43

Abbreviations
ADR    American Depositary Receipt
ADS    American Depositary Share
(F)     Foreign or Alien Shares
GDR    Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

                                                           THE MONTGOMERY FUNDS
                                                            EMERGING ASIA FUND
                                                          PORTFOLIO HIGHLIGHTS
                                                               (UNAUDITED)

I N V E S T M E N T   R E V I E W

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 1999?

A: Following a very strong showing during the first half of the year, and in spite of a solid recovery in the latter half of the period, the Montgomery Emerging Asia Fund's performance for the period proved disappointing. The Fund returned 1.40%, versus 13.89% for its benchmark, the Morgan Stanley Capital International (MSCI) All-Country Asia Free (ex-Japan) Index.

Q: WHAT FACTORS CONTRIBUTED TO THIS PERFORMANCE?

A: Most of the Fund's relative underperformance was between July 1 and September 30, 1999 -- a volatile period for the Asian markets in general. Whereas the northern Asian markets of China/Hong Kong, Korea and Taiwan held up reasonably well on the back of tangible economic improvements, smaller Southeast Asian markets, including Thailand, Malaysia and Indonesia, were buffeted by financial scandals and political uncertainty. During this period the Fund's overweight position in the Southeast Asian markets, specifically Thailand, dragged down performance.

In contrast to the previous quarter, the Fund's performance was much stronger in the final three months of 1999, in spite of a continued overweight position in selected Southeast Asian markets. The Fund returned 24.08%, versus a return of 22.19% for the benchmark during the fourth quarter. Although most Asian markets enjoyed positive gains, the trend toward a two-tier performance in Asia continued, as the northern Asian markets fared better than their southern counterparts. This discrepancy was due in part to increased interest in the technology and telecommunications sectors, which tend to be more heavily represented in the larger northern Asian markets and in India.

The Fund benefited from the shift into these sectors. Having recognized their potential earlier in the year, it was well positioned to take advantage of gains in such companies as Stone Electronics, a Chinese Internet company, and Far East Textiles (2.81% of net assets as of 12/31/99), the parent of Far Eastern Tung, a leading cell phone company in Taiwan. These and other technology holdings made a strong contribution to returns, helping to partially offset earlier disappointments.

Q: HAVE YOU CHANGED YOUR STRATEGY AT ALL SINCE THE BEGINNING OF THE PERIOD?

A: Toward the end of 1999, we carried out a review of the portfolio's strategy and began restructuring the Fund's investments to reflect the trends that we believe are likely to boost longer-term performance. As a result, we shifted assets out of the Southeast Asian markets and into China/Hong Kong and India. The Fund is now far more heavily weighted in the larger northern Asian markets, reflecting our view of where the strongest growth is likely to be.

                              PORTFOLIO MANAGEMENT

                    Frank Chiang .............    Portfolio Manager

                                FUND PERFORMANCE

                          Average annual total returns
                          for the period ended 12/31/99

                          MONTGOMERY EMERGING ASIA FUND

Since inception (9/30/96)        4.52%
One year ................       56.00%
Three years .............       (1.56)%


                           MSCI ALL-COUNTRY ASIA FREE
                                (EX-JAPAN) INDEX

Since 9/30/96............     (2.27)%
One year ................     64.67%
Three years .............     (3.22)%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

                      Emerging Asia        (MSCI)        Lipper
         Sep-96               10000         10000         10000
         Oct-96               10142        9810.4       9857.86
         Nov-96               11750      10273.81      10353.55
         Dec-96               12106      10238.21      10437.75
         Jan-97               12807      10449.83      10581.45
         Feb-97               13175      10539.17      10668.58
         Mar-97               13275       9943.77      10168.77
         Apr-97               13475       9795.14      10012.89
         May-97               14502      10238.27      10619.62
         Jun-97               15780      10612.98      10954.03
         Jul-97               16256      10701.75      11115.05
         Aug-97               14928       8803.84       9464.41
         Sep-97               14035       8764.44       9393.41
         Oct-97                9785       6815.87       7364.74
         Nov-97                8992       6348.51       6950.66
         Dec-97                8680        6111.6       6753.05
         Jan-98                7130        5583.2       6111.33
         Feb-98                9015       6767.04       7083.27
         Mar-98                8698       6667.43       6997.09
         Apr-98                7681       6083.05       6596.57
         May-98                6636       5154.73       5024.48
         Jun-98                5768        4576.2       5204.71
         Jul-98                5366       4460.09       5096.83
         Aug-98                4582       3817.86       4453.09
         Sep-98                5506       4196.41       4884.74
         Oct-98                7065       5108.64        5635.5
         Nov-98                7522       5521.02       5978.12
         Dec-98                7402        5635.8       6057.64
         Jan-99                6777          5546          5905
         Feb-99                6459          5438          5754
         Mar-99                7066          6090          5299
         Apr-99                9194          7203          6342
         May-99                9064          7047          6283
         Jun-99               11388          8149          7271
         Jul-99               10445          7969          7163
         Aug-99               10324          8166          7184
         Sep-99                9306          7595          6751
         Oct-99                9614          7839          7016
         Nov-99               10389          8585          7907
         Dec-99               11547          9280          8838

(1) The Morgan Stanley Capital International All-Country Asia Free (ex-Japan) Index comprises equities in 11 countries in the Asia Pacific region.

(2) The Lipper All-Pacific (ex-Japan) Funds Average universe consists of 67 funds.

THE MONTGOMERY FUNDS
 EMERGING ASIA FUND
PORTFOLIO HIGHLIGHTS

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

China Shipping Development
  Company, Ltd. ....................      4.8%
HSBC Holdings PLC ..................      4.7%
Pacific Century CyberWorks Ltd. ....      4.2%
Videsh Sanchar Nigam Ltd., GDR .....      3.5%
Singapore Press Holdings Ltd. ......      3.1%
Shinawatra Satellite Public Company,
Ltd. ...............................      3.1%
Malaysian Pacific Industries Berhad       3.0%
Yageo Corporation ..................      3.0%
Cheung Kong Holdings Ltd. ..........      3.0%
Hon Hai Precision Industry Company,
  Ltd...............................      2.8%


                               TOP FIVE COUNTRIES
                      (as a percentage of total net assets)

China/Hong Kong...   30.9%
Korea ............   14.8%
Taiwan ...........   14.7%
Thailand .........   13.7%
India ............   10.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Please be aware that foreign investing, particularly in a single geographical area such as the Asia Pacific region, involves certain risks, including currency fluctuations and political and economic instability.

Q: HOW HAS THE REPOSITIONING OF THE PORTFOLIO HELPED PERFORMANCE?

A: The repositioning of the Fund's assets has helped performance by giving us more exposure to the better-performing markets and by freeing up assets to increase our investment in sectors such as technology that have enjoyed strong gains. We are confident, however, that the impact of these changes may be greater yet as we move into 2000.

Based on our macroeconomic analysis, we believe that China and India are likely to post stronger growth than their Southeast Asian neighbors. Neighboring countries such as Korea and Taiwan are likely to be direct beneficiaries of this growth. Although we believe that China has made unprecedented concessions in its bid to join the World Trade Organization (WTO), there are already signs of an upside to its possible entry. We are already seeing an expansion in the number of interesting private sector opportunities and expect this trend to continue. In India the new government is proving to be far more progressive than many analysts expected, making us increasingly optimistic about that country's economic and market outlooks.

In contrast, many of the companies in the Southeast Asian markets lack the size and competitive advantages of their northern Asian and Indian peers. While companies based in the larger markets are positioning themselves as global players, many South-east Asian companies remain domestically focused. With slower investment flows into the region, we believe that this focus suggests only limited upside for these companies in spite of continued improvement in their home markets.

Q: WHAT OTHER THEMES DO YOU SEE DEVELOPING IN 2000?

A: Whereas at the beginning of 1999, domestic economic recovery was the dominant theme, in our view technology and communications are likely to generate the most interest in 2000. We are seeing the development of more opportunities in these sectors, particularly in India, Korea and China, resulting from a rash of IPOs. Most of Asia is still at a relatively early stage of development, but Hong Kong, Singapore and Korea are catching up fast, with the introduction of innovative products. As a result, we believe that the shift into technology is likely to continue to drive regional growth and offer investors the best chance to participate in the success of some very exciting new companies. We believe that the Fund is positioned to take full advantage of these trends.

                                                      THE MONTGOMERY FUNDS
                                                       EMERGING ASIA FUND
                                                 I  N  V  E  S  T  M  E  N  T  S

P O R T F O L I O   I N V E S T M E N T S

December 31, 1999 (Unaudited)

Shares                                                                Value (Note 1)
COMMON STOCKS - 107.2%

CHINA/HONG KONG - 30.9%
    189,000   Bank of East Asia Ltd. (Non-U.S. Banks) ............   $   525,169
    386,000   Cable & Wireless Ltd.
              (Other Telephone/Communication) ....................     1,114,775
    100,000   Cheung Kong Holdings Ltd. (Real Estate).. ..........     1,270,341
  1,200,000   China Everbright Ltd.
              (Other Specialty Stores) ...........................       987,972
    394,000   China Resources Enterprises Ltd.
              (Real Estate) ......................................       631,028
  10,360,000  China Shipping Development Company,
              Ltd.+ (Marine Transportation) ......................     2,052,409
    648,000   Cosco Pacific Ltd.
              (Marine Transportation) ............................       537,673
    141,535   HSBC Holdings PLC (Non-U.S. Banks) .................     1,984,603
    760,000   Pacific Century CyberWorks Ltd.+
              (Other Telephone/Communication) ....................     1,769,602
   3,080,000  Shanghai Industrial Holdings Ltd.
              (Speciality Chemicals) .............................       483,386
    100,000   Sun Hung Kai Properties Ltd.
              (Real Estate) ......................................     1,042,002
    120,000   Swire Pacific Ltd.
              (Multi-Sector Companies) ...........................       708,561
                                                                     -----------
                                                                      13,107,521
INDIA - 10.4%
     55,600   Bajaj Auto Ltd., GDR (Motor Vehicles) ..............       528,200
     35,000   Hindalco Industries Ltd., GDR+
              (Aluminum) .........................................       825,125
      1,500   Infosys Technologies Ltd.
              (Diversified Electronic Products) ..................       489,000
     76,700   Reliance Industries Ltd., GDR (Textiles) ...........     1,096,810
     60,000   Videsh Sanchar Nigam Ltd., GDR
              (Other Telephone/Communication) ....................     1,476,000
                                                                     -----------
                                                                       4,415,135
INDONESIA - 3.7%
    600,000  PT Indofood Sukses Makmur Tbk+
             (Specialty Foods/Candy) .............................       751,342
  1,404,000  PT Telekomunikasi
             (Other Telephone/Communication) .....................       798,697
                                                                     -----------
                                                                       1,550,039
KOREA - 14.8%
     25,700  Hyundai Electronics Industries Company
             (Semiconductors) ....................................       545,460
     23,000  Hyundai Motor Company, Ltd.
             (Motor Vehicles) ....................................       364,597
     24,000  Korea Electric Power Corporation, ADR
             (Non-U.S. Utilities) ................................       743,989
     74,000  Korean Air Company, Ltd. (Airlines) .................       837,428

Shares                                                             Value (Note 1)

KOREA -  CONTINUED
     10,000   LG Chemical Ltd. (Major Chemicals) ...............  $  316,160
     20,000   Pohang Iron & Steel Company, Sponsored
              ADR (Steel and Iron Ore) .........................     700,000
     25,911   Pusan City Company, Ltd.+
              (Natural Gas Distribution) .......................     358,260
      5,000   Samsung Electronics Ltd., GDR
              (Diversified Electronic Products) ................     609,375
     78,000   Shinhan Bank Company, Ltd.
              (Non-U.S. Banks) .................................     844,914
      6,000   Shinsegae Department Store Company
              (Other Specialty Stores) .........................     303,303
     21,800   SK Corporation
              (Oil Refining/Marketing) .........................     660,432
                                                                 -----------
                                                                   6,283,918
MALAYSIA - 6.0%
    200,000   Malaysian Pacific Industries Berhad
              (Containers/Packaging) ...........................   1,289,457
    150,000   Resorts World Berhad (Hotels/Resorts) ............     430,257
    600,000   TA Enterprise Berhad
              (Finance Companies) ..............................     255,786
    230,000   Tenaga Nasional Berhad
              (Non-U.S. Utilities) .............................     593,150
                                                                 -----------
                                                                   2,568,650
PHILIPPINES - 3.8%
    170,400   Bank of the Philippine Islands
              (Non-U.S. Banks) .................................     490,482
    250,000   Manila Electronics Company, Series B
              (Non-U.S. Utilities) .............................     713,399
    300,000   San Miguel Corporation, Class B
              (Alcoholic Beverages) ............................     424,318
                                                                 -----------
                                                                   1,628,199
SINGAPORE - 9.2%
    100,000   City Developments Ltd. (Real Estate) .............     585,410
    275,000   Keppel Land Ltd. (Real Estate) ...................     450,766
    570,000   Neptune Orient Lines Ltd.
             (Marine Transportation) ...........................     763,194
    134,413   Overseas Union Bank Ltd.
             (Non-U.S. Banks) ..................................     786,869
     60,352   Singapore Press Holdings Ltd.
             (Newspapers) ......................................   1,308,140
                                                                 -----------
                                                                   3,894,379
TAIWAN - 14.7%
     31,800   Advanced Semiconductor, GDR
              (Semiconductors)..................................     616,920
    509,250   China Steel Corporation+ (Steel/Iron Ore) ........     376,441
    500,000   Far East Textiles Ltd.+ (Textiles) ...............   1,194,838


The accompanying notes are an integral part of these financial statements.

 THE MONTGOMERY FUNDS
  EMERGING ASIA FUND
I N V E S T M E N T S

Shares                                                             Value (Note 1)

COMMON STOCKS -  CONTINUED
TAIWAN -  CONTINUED
    161,000   Hon Hai Precision Industry
              Company, Ltd.+ (EDP Services) .................      $  1,200,383
     45,000   Ritek Corporation (EDP Peripherals) ...........           272,423
    283,000   United Microelectronics Corporation, Ltd.
             (Semiconductors) ...............................        1,009,909
   1,077,810  Yageo Corporation
             (Electronic Components) ........................        1,274,072
    655,000   Yang Ming Marine Transport
             (Marine Transportation) ........................          315,135
                                                                   -----------
                                                                     6,260,121
THAILAND - 13.7%
    593,100   Bangkok Expressway Public Company, Ltd.
             (Other Transportation) .........................          283,441
   2,000,000  Industrial Finance Corporation of
              Thailand (Finance Companies) ..................          982,344
    786,000   Kiatnakin Finance and Securities Public
              Company, Ltd.+ (Non-U.S. Banks) ...............        1,038,192
    930,000   National Finance Company, Ltd.
             (Non-U.S. Banks) ...............................          413,580
    118,800   PTT Exploration and Production Public
              Company Ltd. (F)
             (Oil and Gas Production) .......................          731,756
   1,250,000  Shinawatra Satellite Public Company, Ltd.
             (Other Telephone/Communication) ................        1,302,602
    317,500   Siam Panich Leasing Public Company, Ltd.
             (Diversified Financial Services) ...............          278,176
    482,000   Thai Farmers Bank Public Company, Ltd.
             (Non-U.S. Banks) ...............................          806,213
                                                                   -----------
                                                                     5,836,304

TOTAL COMMON STOCKS
(Cost $35,698,154) ..........................................       45,544,266
                                                                   -----------

Principal Amount                                               Value (Note 1)
REPURCHASE AGREEMENTS - 0.6%
$   244,000   Agreement with Greenwich Capital Markets,
              Tri-Party, 5.500% dated 12/31/99, to be
              repurchased at $244,110 on 01/03/00,
              collateralized by $248,885 market value
              of U.S. government and mortgage-backed
              securities, having various maturities
              and interest rates Cost ($244,000)..............   $   244,000
                                                                 -----------

TOTAL INVESTMENTS - 107.8%
(Cost $35,942,154*)...........................................    45,788,266

OTHER ASSETS AND LIABILITIES - (7.8)%
(Net).........................................................    (3,307,312)
                                                                 -----------

NET ASSETS - 100.0%...........................................  $ 42,480,954
                                                                ============


(*)   Aggregate cost for federal tax purposes.
 +    Non-income-producing security.

Abbreviations
ADR     American Depositary Receipt
(F)      Foreign or Alien Shares
GDR     Global Depositary Receipt




48



The accompanying notes are an integral part of these financial statements.

                                                           THE MONTGOMERY FUNDS
                                                          GLOBAL LONG-SHORT FUND
                                                            PORTFOLIO HIGHLIGHTS
                                                                 (Unaudited)

I N V E S T M E N T   R E V I E W

Q: HOW DID THE FUND PERFORM FROM JULY 1 TO DECEMBER 31, 1999?

A: We are pleased to report that the Fund enjoyed strong performance over the period, returning 69.44%, versus 15.48% for its most comparable benchmark, the Morgan Stanley Capital International (MSCI) All-Country World Free Index. These strong results led to a 135.07% return for the calendar year and a 89.89% return since the Fund's inception, compared with returns of 26.82% and 24.37%, respectively, for the benchmark.

Q: HOW DID THE FUND ACHIEVE SUCH STRONG RETURNS OVER THE PERIOD?

A: Our thematic approach toward the Fund's investments was instrumental in achieving such strong results, particularly in the final three months of the year. Dominant themes in the portfolio have always included technology, communications and telecommunications. We believe that these sectors are likely to outperform over the long- term and drive global growth. As a result of this conviction, these sectors account for approximately 65% of market exposure in the developed markets allocation of the Fund. In spite of volatility in global markets in general, the performance of these sectors remained solid in the first three months of the period, and in the final quarter of 1999 they proved exceptionally strong. Investors favored technology and communications above all other sectors in all markets-developed and emerging.

Against favorable returns for the majority of Fund holdings, two stocks in particular stand out in terms of their contributions to performance. In the United States, JDS Uniphase (1.24% of net assets as of 12/31/99), a company on the cutting edge of fiber-optic switching technology (a broadband technology that allows large amounts of data to be transmitted over phone lines), appreciated 288.70% over the period. The other standout performer, Verisign (1.52% of net assets as of 12/31/99), appreciated 342.75% over the period. Verisign, also based in the United States, is the leading provider of Internet security systems, such as credit card incription technology and intranet security systems. The company's business has been growing exponentially as Internet usage has taken off.

In the Fund's emerging markets allocation, our exposure to basic materials also helped boost returns over the period, as accelerating global growth increased demand for commodities. For example, the Fund's holdings in Brazilian pulp manufacturer Aracruz (0.67% of net assets as of 12/31/99), appreciated by 43.69%. This stock benefited from a significant increase in pulp prices.

Q: IN SUCH A STRONG MARKET ENVIRONMENT, DID THE FUND'S SHORT POSITIONS MAKE ANY CONTRIBUTION TO RETURNS?

A: We continued to make use of our short positions throughout the period, both as a hedging strategy against possible volatility in our long positions and opportunistically. In spite of the strength of this sector, this approach worked well for us in technology, where we tried to identify those companies likely to be the losers in the "new economy" -- the wholesalers and middlemen likely to be bypassed as the Internet continues to develop. We also highlighted business models where we believe the prospect of making money is slim and valuations are high. A good example of this was our short

                              PORTFOLIO MANAGEMENT

Nancy Kukacka ..................   Portfolio Manager

                                FUND PERFORMANCE

                          Average annual total returns
                          for the period ended 12/31/99

                                   MONTGOMERY
                             GLOBAL LONG-SHORT FUND

Since inception (12/31/97) ......   89.89%
One year ........................  135.07%


                        MSCI ALL-COUNTRY WORLD FREE INDEX

Since 12/31/97 ..................    24.37%
One year ........................    26.82%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                        Growth of a $10,000 Investment*


                    Fund Class A   Index MSCI    Index (Lipper)
         Dec-97          9450         10000         10000
         Jan-98          9979         10220         10096
         Feb-98         11198         10919         10811
         Mar-98         12020         11385         11349
         Apr-98         12833         11492         11507
         May-98         12871         11274         11361
         Jun-98         13249         11477         11398
         Jul-98         13514         11481         11361
         Aug-98         12767          9872          9658
         Sep-98         12720         10069          9741
         Oct-98         13154         10988         10400
         Nov-98         13665         11655         10977
         Dec-98         14495         12197         11485
         Jan-99         15679         12446         11727
         Feb-99         15060         12133         11383
         Mar-99         16812         12679         11811
         Apr-99         18365         13227         12394
         May-99         18242         12759         12040
         Jun-99         20110         13394         12704
         Jul-99         20396         13340         12721
         Aug-99         21079         13324         12694
         Sep-99         21252         13180         12572
         Oct-99         23222         13848         13111
         Nov-99         26712         14278         13971
         Dec-99         34071         15467         15533


(1) The Morgan Stanley Capital International All-Country World Free Index is an unmanaged, capitalization-weighted monthly total return index composed of securities available for purchase by foreigners that are listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.

(2)      The Lipper Global Funds Average universe consists of 213 funds.

(*) The chart above shows the performance of the Montgomery Global Long-Short Fund's Class R shares since the Fund's inception versus the index. This represents a cumulative return of 240.81%. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class R shares and reflects all Fund expenses and the maximum 5.5% sales charge (applicable only to shares purchased prior to 1/29/99). A $10,000 investment in the Fund's Class B shares at inception on December 31, 1997, would have been valued at $34,863 on December 31, 1999. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in the Fund's Class C shares at inception, December 31, 1997, would have been worth $33,002 on December 31, 1999.

 THE MONTGOMERY FUNDS
GLOBAL LONG-SHORT FUND
 PORTFOLIO HIGHLIGHTS

                                TOP TEN HOLDINGS
                         (long positions as a percentage
                              of total net assets)

S1 Corporation .......................................   2.0%
Actv, Inc. ...........................................   1.8%
Vignette Corporation .................................   1.6%
Verisign, Inc. .......................................   1.5%
UnitedGlobalCom, Inc. ................................   1.3%
JDS Uniphase Corporation .............................   1.2%
USinternetworking, Inc. ..............................   1.2%
Veritas Software Corporation .........................   1.2%
Gruppo Editoriale L'Espresso SpA .....................   1.1%
Oracle Corporation ...................................   1.1%


                               TOP FIVE COUNTRIES
                         (long positions as a percentage
                              of total net assets)

United States ..............................           57.5%
France .....................................            8.1%
United Kingdom .............................            4.5%
Mexico .....................................            4.5%
Taiwan .....................................            3.6%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

This Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in the Fund may be more volatile than investments in other mutual funds. This Fund may not be appropriate for conservative investors.

position in Amazon.com ( - 0.40% of net assets as of 12/31/99), which worked in our favor as investors began losing confidence in Amazon's ability to deliver long-term profits.

In other popular sectors such as telecommunications equipment and handsets, however, we avoided using shorts altogether. We chose instead to use cash defensively and trimmed our long positions when valuations reached what we considered unreasonably high levels.

Q: HOW IS THE FUND POSITIONED IN RELATION TO YOUR OUTLOOK FOR THE COMING YEAR?

A: In the final few weeks of 1999, we positioned the Fund far more defensively, reducing risk by taking profits in our telecommunications and technology holdings that had appreciated significantly and by redeploying the assets in similar stocks that had not performed as well. We also added to our cyclical exposure. Cyclical stocks, including those in the chemical, oil and paper sectors -- industries that have traditionally performed well at the beginning of the calendar year -- now account for approximately 15% of the Fund. We have also added to the Fund's health-care exposure, believing that an increase in merger and acquisition activity in the pharmaceuticals industry is likely to provide this sector with some upward price momentum in the New Year.

We believe that a rising interest rate environment in the short term is likely to result in some volatility. It is often difficult to get a sense of market direction in the first quarter of a new calendar year. As a result, we are cautiously positioned in a number of sectors, including financial services and biotechnology -- another outperformer in the fourth quarter of 1999. In the longer run, however, we remain optimistic about telecommunications and technology. In our view there is still an incredible amount of value and momentum in data-related securities, as a growing number of companies realize the benefits of an Internet platform for their businesses. We anticipate a further wave of infrastructure upgrading activity and another wave of strong earnings growth for companies providing the equipment and services needed to meet this. Companies unable to rise to the challenge are likely to present attractive shorts.

Q: WHAT IS THE FUND'S LONG AND SHORT EXPOSURE, AND DO YOU FORESEE ANY CHANGES TO THIS POSITIONING?

A: At December 31, 1999, the Fund was positioned net 81% long and 19% short. We expect to roughly maintain this positioning moving forward, at the maximum moving to a 30% net short positioning, depending on developments in the market and opportunities as they arise.

                                                       THE MONTGOMERY FUNDS
                                                      GLOBAL LONG-SHORT FUND
                                                 I  N  V  E  S  T  M  E  N  T  S

P O R T F O L I O   I N V E S T M E N T S

December 31, 1999 (Unaudited)

Shares                                                       Value (Note 1)
COMMON STOCKS - 110.4%

BELGIUM - 0.7%
  100,800   Global TeleSystems Group, Inc.+
           (Other Telephone/Communication) .............    $    3,490,200

BERMUDA - 0.2%
   60,000  RSL Communications Ltd.+
           (Other Telephone/Communication) .............         1,025,625
BRAZIL - 1.1%
  125,500  Aracruz Celulose S.A., ADR (Paper) ..........         3,294,375
   33,800  Cia Vale do Rio Doce
           (Other Metals/Minerals) .....................           785,829
   87,000  Globo Cabo S.A., Sponsored ADR
           (Cable Television) ..........................         1,549,687
                                                            --------------
                                                                 5,629,891
CANADA - 0.4%
   53,200  AT&T Canada, Inc.+
           (Other Telephone/Communication) .............         2,137,975
CHINA/HONG KONG - 1.2%
  102,000  Cheung Kong Holdings Ltd. (Real Estate) ....          1,295,749
   13,200  China Telecom Ltd., ADR+
           (Other Telephone/Communication) .............         1,697,025
 4,652,000  e-New Media Company Ltd.+
           (Recreational Products/Toys) ................         2,274,085
  445,000   Shaws Brothers (Hong Kong) Ltd.
           (Movies/Entertainment) ......................           518,074
                                                            --------------
                                                                 5,784,933
EGYPT - 0.7%
   78,100  Egyptian Company for Mobile Services
           (Cellular Telephone) ........................         3,578,798
FINLAND - 2.3%
   20,400  Nokia Corporation, Sponsored ADR#
           (Telecommunications Equipment) ..............         3,876,000
  220,900   Stora Enso Oyj (Paper) .....................         3,855,704
   92,600   UPM-Kymmene Oyj (Paper)                              3,734,925
                                                            --------------
                                                                11,466,629
FRANCE - 8.1%
   87,200   Alcatel S.A., ADR
           (Telecommunications Equipment) ..............         3,924,000
    8,070   Altran Technologies S.A.
           (Engineering and Construction) ..............         4,882,426
    8,960   Axa (Multi-Line Insurance) .................         1,250,417
   40,730   Banque Nationale de Paris
           (Non-U.S. Banks) ............................         3,762,018
    8,896   Brice S.A.
           (Clothing/Shoe/Accessory Stores) ............           438,646
   35,210   Canal Plus S.A. (Cable Television) .........         5,130,324
   17,500   Carrefour S.A. (Food Chains) ...............         3,231,003

Shares                                                         Value (Note 1)
FRANCE -  CONTINUED
   64,240   Compagnie Generale d'Industrie et de
            Participations
           (Containers/Packaging) ........................    $    4,210,463
   21,400   Galeries Lafayette
           (Department Stores) ...........................         3,556,165
    9,100   PSA Peugeot Citroen (Motor Vehicles) .........         2,068,265
    6,050   Publicis S.A. (Advertising) ..................         2,287,692
   20,950   Rexel S.A. (Wholesale Distributors) ..........         1,869,555
  178,000   Usinor S.A. (Speciality Steels) ..............         3,347,417
                                                              --------------
                                                                  39,958,391

GERMANY - 3.5%
   63,770   EM.TV & Merchandising AG
           (Movies/Entertainment) ........................         4,115,355
   48,400   Epcos AG+ (Electronic Components) ............         3,635,905
    1,500   Freenet.de AG+ (Internet Services) ...........           166,075
   16,000   Kamps AG+ (Specialty Foods/Candy) ............         1,068,044
   45,956   Kinowelt Median AG+
           (Diversified Commercial Services) .............         2,919,401
   22,920   Mannesmann AG (Cellular Telephone) ...........         5,535,171
                                                              --------------
                                                                  17,439,951
GREECE - 0.1%
    5,000   Alpha Credit Bank (Non-U.S. Banks) ...........           391,911

INDIA - 2.3%
   78,200   ICICI Ltd., Sponsored ADR+
           (Diversified Financial Services) ..............         1,085,025
    8,300   Infosys Technologies Ltd.
           (Diversified Electronic Products) .............         2,769,767
   20,150   NIIT Ltd. (Computer Software) ................         1,535,824
   52,900   Reliance Industries Ltd., GDR (Textiles) .....           756,470
   66,000   Reliance Industries Ltd., Sponsored GDR
           (Textiles) ....................................           943,800
  102,097   Sri Adhikari Brothers Telephone Network
            Ltd. (Broadcasting) ..........................         3,024,888
   11,700   Videsh Sanchar Nigam Ltd., GDR
           (Other Telephone/Communication) ...............           287,820
   40,000   Videsh Sanchar Nigam Ltd., Sponsored
            GDR (Other Telephone/Communication) ..........           984,000
                                                              --------------
                                                                  11,387,594
IRELAND - 1.0%
   55,400   Esat Telecom Group PLC, ADR+
           (Other Telephone/Communication) ...............         5,138,350

ISRAEL - 1.8%
 1,056,000  Bank Leumi Le-Israel (Non-U.S. Banks) ........         2,224,605
  196,000   Bezeq Israeli Telecommunication
            Corporation Ltd.+
           (Other Telephone/Communication) ...............           977,921



The accompanying notes are an integral part of these financial statements.

 THE MONTGOMERY FUNDS
  GLOBAL LONG-SHORT FUND
I  N  V  E  S  T  M  E  N  T  S


Shares                                                              Value (Note 1)
COMMON STOCKS -  CONTINUED
ISRAEL -  CONTINUED
   27,800   Check Point Software Technologies Ltd.+
           (Computer Software)                                    $    5,525,250
                                                                  --------------
                                                                       8,727,776
ITALY - 1.8%
  610,000   Credito Italiano SpA (Non-U.S. Banks)                      3,001,653
  487,292   Gruppo Editoriale L'Espresso SpA
           (Newspapers)                                                5,645,732
                                                                  --------------
                                                                       8,647,385
JAPAN - 3.1%
   76,000   Canon, Inc. (Office Equipment/Supplies)                    3,018,292
      200   Nippon Telegraph & Telephone
            Corporation
           (Other Telephone/Communication)                             3,423,652
    9,900   Rohm Company, Ltd. (Semiconductors)                        4,144,772
    4,900   Softbank Corporation (Internet Services)                   4,687,665
                                                                  --------------
                                                                      15,274,381
KOREA - 2.2%
    5,105   Hyundai Motor Company, Ltd.
           (Motor Vehicles)                                               80,925
   70,400   Pohang Iron & Steel Company, ADR
           (Steel/Iron Ore)                                            2,464,000
   17,917   Samsung Electronics Company
           (Diversified Electronic Products)                           4,197,201
   25,599   Samsung Electronics Company, GDR
           (Diversified Electronic Products)                           3,119,878
    9,100   Samsung Electronics Company, Sponsored
            GDR (Diversified Electronic Products)                      1,109,063
                                                                  --------------
                                                                      10,971,067
MALAYSIA - 0.7%
  304,000   Hong Leong Bank Berhad
           (Non-U.S. Banks)                                              439,994
  103,000   Malaysian Pacific Industries Berhad
           (Containers/Packaging)                                        664,070
  200,000   Resorts World Berhad (Hotels/Resorts)                        573,677
  252,000   Unisem (M) Berhad
           (Electronic Components)                                     1,618,084
                                                                  --------------
                                                                       3,295,825
MEXICO - 4.5%
  107,300   Cemex S.A. de C.V., Sponsored ADR+
           (Building Materials)                                        2,990,988
 1,500,000  Cifra S.A.+ (Other Specialty Stores)                       3,006,329
  302,000   Corporation Interamericana
            Entertainment S.A., Series A+
           (Movies/Television)                                         1,205,770
   32,500   Fomento Economico Mexicano S.A. de
            C.V., Sponsored ADR (Soft Drinks)                          1,446,250
  605,000   Grupo Financiero Banamex Accival S.A.
            de C.V.+ (Non-U.S. Banks)                                  2,425,106
  631,000   Grupo Mexico S.A., Series B
           (Other Metals/Minerals)                                     3,125,047
   19,400   Grupo Televisa S.A., GDR+ (Broadcasting)                   1,324,050

Shares                                                             Value (Note 1)

MEXICO -  CONTINUED
  688,000   Kimberly-Clark de Mexico S.A. de C.V.
           (Package Goods/Cosmetics)                              $    2,685,232
   35,500   Telefonos de Mexico S.A., ADR
           (Other Telephone/Communication)                             3,993,750
                                                                  --------------
                                                                      22,202,522
NETHERLANDS - 3.5%
   35,300   ASM Lithography Holding N.V.+
           (Electronic Production Equipment)                           3,999,931
   37,900   Equant N.V.+
           (Other Telephone/Communication)                             4,244,800
   24,000   Gucci Group N.V. (Apparel)                                 2,748,000
   80,800   KPNQwest N.V.+
           (Other Telephone/Communication)                             5,385,472
    8,700   United Pan-Europe Communications
           N.V.+ (Cable Television)                                    1,114,125
       1   Vedior N.V.
           (Other Telephone/Communication)                                    10
                                                                  --------------
                                                                      17,492,338
NORWAY - 0.4%
  101,500   Petroleum Geo-Services ASA, Sponsored
           ADR+ (Oilfield Services/Equipment)                          1,807,969

SOUTH AFRICA - 1.2%
   58,000   Anglo American Platinum Corporation,
           Ltd. (Precious Metals)                                      1,763,577
  100,000   Impala Platinum Holdings Ltd.
           (Precious Metals)                                           4,048,781
                                                                  --------------
                                                                       5,812,358
SPAIN - 1.5%
  194,600   Banco Santander Central Hispano S.A.
           (Non-U.S. Banks)                                            2,205,566
   84,000   Sogecable S.A.+ (Cable Television)                         5,370,064
                                                                  --------------
                                                                       7,575,630
SWEDEN - 0.9%
   88,800   Modern Times Group AB, B Shares+
           (Broadcasting)                                              4,413,332

SWITZERLAND - 0.4%
    3,700   Societe Generale D'Affichage (Advertising)                 1,906,378

TAIWAN - 3.6%
   57,300   Advanced Semiconductor, GDR+
           (Semiconductors)                                            1,111,620
  526,000   Far East Textiles Ltd. (Textiles)                          1,256,970
  503,400   Hon Hai Precision Industry Company,
           Ltd.+ (EDP Services)                                        3,753,245
  323,000   Synnex Technology International
           Corporation (Electronics Distributors)                      2,120,057
  905,880   Taiwan Semiconductor Manufacturing
           Company Ltd.+
           (Electronic Production Equipment)                           4,820,199
 1,248,000   United Microelectronics Corporation,
           Ltd.+ (Semiconductors)                                      4,453,593
                                                                  --------------
                                                                      17,515,684

The accompanying notes are an integral part of these financial statements.

                                                     THE MONTGOMERY FUNDS
                                                     GLOBAL LONG-SHORT FUND
                                                 I  N  V  E  S  T  M  E  N  T  S

Shares                                                       Value (Note 1)
COMMON STOCKS - CONTINUED
THAILAND - 0.2%
  557,000   Thai Farmers Bank Public Company, Ltd.
           (Non-U.S. Banks) .............................    $     931,661

TURKEY - 1.0%
12,600,000  Aksigorta A.S.
           (Property-Casualty Insurers) .................          766,593
21,345,000  Arcelik A.S.
           (Consumer Electronics/Appliances) ............        1,397,027
87,225,000  Yapi Ve Kredi Bankasi A.S.
           (Non-U.S. Banks) .............................        2,693,619
                                                             -------------
                                                                 4,857,239
UNITED KINGDOM - 4.5%
   32,000   COLT Telecom Group PLC+
           (Other Telephone/Communication) ..............        1,642,483
   14,300   COLT Telecom Group PLC, ADR+
           (Other Telephone/Communication) ..............        2,917,200
  366,000   Freeserve PLC+ (Internet Services) ..........        3,431,472
  169,400   Future Network PLC (The)+
           (Other Telephone/Communication) ..............        2,332,410
  119,000   Pearson PLC (Books/Magazines) ...............        3,859,293
  165,800   QXL.com PLC+
           (Other Consumer Services) ....................        3,896,231
  180,000   Royal & Sun Alliance Insurance Group PLC
           (Multi-Line Insurance) .......................        1,363,460
  493,600   Saatchi & Saatchi PLC (Advertising) .........        2,969,604
                                                             -------------
                                                                22,412,153
UNITED STATES - 57.5%
  197,500   Actv, Inc.+ (Cable Television) ..............        8,980,078
   89,750   Administaff, Inc.+
           (Diversified Commercial Services) ............        2,714,938
   42,400   America Online, Inc.+ (Internet Services) ...        3,198,550
   73,600   American Eagle Outfitters+
           (Clothing/Shoe/Accessory Stores) .............        3,312,000
   35,000   American Home Products Corporation
           (Major Pharmaceuticals) ......................        1,380,313
   32,500   AMFM, Inc.+ (Broadcasting) ..................        2,543,125
   66,100   Ann Taylor Stores Corporation+
           (Clothing/Shoe/Accessory Stores) .............        2,276,319
   95,000   Aspect Communications Corporation+
           (Telecommunications Equipment) ...............        3,716,875
   91,400   AT&T Corporation-Liberty Media Group,
            Class B+ (Broadcasting) .....................        5,186,950
  144,000   Atmel Corporation+ (Semiconductors) .........        4,261,500
  100,000   BJ Services Company+
           (Oilfield Services/Equipment) ................        4,181,250
   68,500   Bowater, Inc. (Paper) .......................        3,720,406
   30,100   Cacheflow, Inc.+
           (Computer Communications) ....................        3,932,753
   22,000   Careinsite, Inc.+ (Assisted Living Services)         1,771,688
   60,000   CBS Corporation+ (Broadcasting) .............        3,836,250
   35,500   Circuit City Stores-Circuit City Group
           (Computer/Video Chains) ......................        1,599,719

Shares                                                          Value (Note 1)

UNITED STATES -  CONTINUED
   31,000   Cisco Systems, Inc.+#
           (Computer Communications) ........................    $    3,319,906
   59,500   Citigroup, Inc.
           (Diversified Financial Services) .................         3,305,969
   62,000   Comcast Corporation, Class A#
           (Cable Television) ...............................         3,132,937
   28,500   Comverse Technology, Inc.+#
           (Telecommunications Equipment) ...................         4,124,484
   41,800   Conexant Systems, Inc.+#
           (Semiconductors) .................................         2,767,944
   40,000   Cooper Cameron Corporation+#
           (Oilfield Services/Equipment) ....................         1,957,500
   50,000   Covad Communications Group, Inc.+#
           (Other Telephone/Communication) ..................         2,789,062
   76,800   Cymer, Inc.+#
           (Electronic Production Equipment) ................         3,537,600
   32,000   Digital Island, Inc.+ (Internet Services) .......         3,039,000
   20,000   Doubleclick, Inc.+ (Advertising) ................         5,065,625
  106,000   Dril-Quip, Inc.+
           (Oilfield Services/Equipment) ....................         3,219,750
   32,900   Eli Lilly & Company#
           (Major Pharmaceuticals) ..........................         2,187,850
   50,000   Extreme Networks, Inc.+
           (Computer Communications) ........................         4,181,250
   75,660   Firstar Corporation (Mid-Sized Banks) ...........         1,598,318
   85,000   Fox Entertainment Group, Inc.+
           (Media Conglomerates) ............................         2,119,688
   73,000   Infonet Services Corporation+
           (EDP Services) ...................................         1,916,250
   30,000   Internap Network Services Corporation+#
           (Computer Software) ..............................         5,186,250
   38,000   JDS Uniphase Corporation+#
           (Diversified Electronic Products) ................         6,129,875
   13,700   Juniper Networks, Inc.+#
           (Computer Communications) ........................         4,653,291
   42,000   Lam Research Corporation+
           (Electronic Production Equipment) ................         4,688,250
   40,000   Lexmark International Group, Inc.+
           (Office Equipment/Supplies) ......................         3,620,000
   69,000   LSI Logic Corporation+ (Semiconductors) .........         4,657,500
   21,450   Lucent Technologies, Inc.
           (Telecommunications Equipment) ...................         1,604,728
   67,900   Lycos, Inc.+# (Internet Services) ...............         5,404,416
  158,000   MapQuest.com, Inc.+
           (Other Consumer Services) ........................         3,604,375
   81,400   Martha Stewart Living Omnimedia, Inc.+
           (Other Consumer Services) ........................         1,953,600
   46,500   MCI WorldCom, Inc.+
           (Major U.S. Telecommunications) ..................         2,465,953
   58,000   Medical Manager Corporation+#
           (Services to the Health Industry) ................         4,881,062
  125,200   Medquist, Inc.+ (Medical Specialties) ...........         3,219,987
  136,500   Men's Warehouse, Inc. (The)+#
           (Clothing/Shoe/Accessory Stores) .................         4,018,219

The accompanying notes are an integral part of these financial statements.

  THE MONTGOMERY FUNDS
  GLOBAL LONG-SHORT FUND
I  N  V  E  S  T  M  E  N  T  S

Shares                                                     Value (Note 1)
COMMON STOCKS - CONTINUED
UNITED STATES - CONTINUED
   44,500   Micron Technology, Inc.+#
           (Semiconductors)                                 $    3,459,875
   12,400   MicroStrategy, Inc.+ (Computer Software)             2,604,388
  125,500   MTI Technology Corporation+
           (EDP Peripherals)                                     4,631,734
   60,800   Netopia, Inc.+# (Internet Services)                  3,319,300
   60,400   Next Level Communications, Inc.+
           (Telecommunications Equipment)                        4,528,112
   28,500   Nextel Communications, Inc.+
           (Cellular Telephone)                                  2,938,172
   32,500   NTL Inc.+#
           (Other Telephone/Communication)                       4,050,312
   50,000   Oracle Corporation+ (Computer Software)              5,601,562
  116,000   Pinnacle Systems, Inc.+ (EDP Peripherals)            4,701,625
   51,500   Quest Software, Inc.+# (Internet Services)           5,191,844
   23,500   Realnetworks, Inc.+# (Internet Services)             2,829,547
  126,100   S1 Corporation+
           (Savings and Loan Associations)                       9,835,800
   28,500   Sprint Corporation+ (Cellular Telephone)             2,921,250
    6,400   Starbucks Corporation+ (Restaurants)                   155,400
   56,000   Sun Mircosystems, Inc.+ (EDP Services)               4,334,750
  200,000   Sunglass Hut International, Inc.+
           (Other Specialty Stores)                              2,262,500
   27,300   TMP Worldwide, Inc.+# (Advertising)                  3,868,069
   84,000   Transocean Sedco Forex, Inc.
           (Contract Drilling)                                   2,829,750
   80,000   Tut Systems, Inc.+
           (Computer Communications)                             4,305,000
   92,200   UnitedGlobalCom, Inc.+
           (Cable Television)                                    6,500,100
   32,000   Univision Communications, Inc.+#
           (Broadcasting)                                        3,270,000
   83,700   USinternetworking, Inc.+
           (Computer Software)                                   5,843,306
   39,300   Verisign, Inc.+# (Internet Services)                 7,508,756
   40,000   Veritas Software Corporation+#
           (Computer Software)                                   5,723,750
   49,000   Vignette Corporation+# (Internet Services)           7,985,469
   36,900   Warner Lambert Company#
           (Major Pharmaceuticals)                               3,023,494
  102,400   Weatherford International, Inc.#
           (Oilfield Services/Equipment)                         4,089,600
   69,500   Winstar Communications, Inc.+
           (Other Telephone/Communication)                       5,225,531
                                                               -----------
                                                               284,502,349


TOTAL COMMON STOCKS
(Cost $355,494,122)                                            545,776,295
                                                               -----------

Shares                                                       Value (Note 1)

PREFERRED STOCKS - 1.6%
BRAZIL - 1.6%
  145,100   Cia Vale do Rio Doce, Series A
           (Other Metals/Minerals)                          $    4,016,053
8,300,000   Petroleo Brasileiro S.A.
           (Integrated Oil Companies)                            2,113,479
10,000,000  Telesp Celular S.A., Series B
           (Cellular Telephone)                                    791,586
  241,000   Usinas Siderurgicas de Minas Gerais S.A.,
            Series A, GDR (Steel/Iron Ore)                       1,307,390
                                                            --------------

TOTAL PREFERRED STOCKS
(Cost $6,324,014)                                                8,228,508
                                                            --------------

TOTAL INVESTMENTS - 112.0%
(Cost $361,818,136*)                                           554,004,803

TOTAL SHORT SALES - (26.5)%
(Proceeds $124,983,837)                                       (131,186,337)

OTHER ASSETS AND LIABILITIES - 14.5%
(Net)                                                           71,676,949
                                                            --------------

NET ASSETS - 100.0%                                         $  494,495,415
                                                            ==============


(*)      Aggregate cost for federal tax purposes.

+        Non-income-producing security.

#        Security, or a portion thereof, designated as short-sale collateral.

Abbreviations
ADR     American Depositary Receipt
GDR     Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

                                                          THE MONTGOMERY FUNDS
                                                         GLOBAL LONG-SHORT FUND
                                                         SCHEDULE OF SHORT SALES

S C H E D U L E   O F   S H O R T   S A L E S
December 31, 1999 (Unaudited)

  Shares                                         Proceeds         Value (Note 1)
 SHORT SALES - 26.5%

        BRAZIL - 0.1%
 17,200  Telesp Celular Participacoes
         S.A., ADR
        (Cellular Telephone) ................   $   651,680         $   728,850

         FINLAND - 0.3%
339,500  Raisio Group PLC
         (Specialty Foods/Candy) ............     3,062,411           1,345,375

         FRANCE - 2.6%
 12,010  Cap Gemini S.A.
        (EDP Services) ......................      1,934,948          3,051,789

  9,385  Essilor International S.A.
        (Medical Specialties) ...............      3,069,242          2,914,714

 10,150 Groupe Danone S.A.
        (Packaged Foods) ....................      2,584,016          2,394,930

 42,290  Sidel S.A.
        (Industrial Machinery/
         Components) ........................      4,178,740          4,370,916
                                                  ----------         ----------
                                                  11,766,946         12,732,349
                                                  ----------         ----------
        GERMANY - 1.5%
 44,000  Adidas AG
        (Shoe Manufacturing) ................      3,444,914          3,305,368
 32,080  Kamps AG
        (Specialty Foods/Candy) .............      1,108,971          2,215,827
 52,000  RWE AG
        (Multi-Sector Companies) ............      2,187,032          2,039,689
                                                  ----------         ----------
                                                   6,740,917          7,560,884
                                                  ----------         ----------
        ITALY - 0.8%
328,000  Autogrill SpA (Restaurants) ........      3,348,812          4,134,231
         JAPAN - 0.2%
 81,000  Ibiden Company, Ltd.
        (Electronic Components) .............      1,311,845          1,093,417

        SPAIN - 0.5%
639,500  TelePizza S.A. (Restaurants) .......      3,866,826          2,708,325

        UNITED KINGDOM - 4.8%
166,600  Flextech PLC
        (Movies/Television) .................      2,575,184          3,228,891
366,000  Freeserve PLC
        (Internet Services) .................      2,684,923          3,431,472
 80,000  London Bridge Software
         Holdings PLC
        (Computer Software) .................      3,703,471          5,459,009
147,000  PowderJect Pharmaceuticals
         PLC (Medical Specialties) ..........       1,891,226         1,952,767
165,800  QXL.com PLC
        (Other Consumer Services) ...........      2,452,796          3,896,230
350,000  Reckitt & Colman PLC
        (Package Goods/Cosmetics) ...........      3,401,067          3,301,247
123,400  Sema Group PLC
        (EDP Services) ......................      1,165,318          2,208,269
                                                  ----------         ----------
                                                  17,873,985         23,477,885
                                                  ----------         ----------

Shares                                       Proceeds           Value (Note 1)
        UNITED STATES - 15.7%
 75,200  1-800-FLOWERS.COM, Inc.
         (Catalog/Specialty
         Distribution) ..................    $  1,232,853          $   803,700
132,000  Abercrombie & Fitch
         Company (Clothing/Shoe/
 26,000  Accessory Stores) ..............       3,536,514            3,522,750
         Amazon.com, Inc.
         (Catalog/Specialty
         Distribution) ..................       1,990,153            1,980,062
 26,000  Ask Jeeves, Inc.
         (Internet Services) ............       3,150,353            2,935,562
 63,000  Beringer Wine Estates
         Holdings, Inc., Series B
         (Alcoholic Beverages) ..........       2,394,101            2,502,281
 27,400  Best Buy Company, Inc.
         (Other Specialty Stores) .......       1,493,519            1,375,138
103,500  Buca, Inc. (Restaurants) .......       1,815,940            1,041,469
 75,200  Central Parking Corporation
         (Other Consumer Services) ......       2,210,871            1,438,200
135,500  Chattem, Inc.
         (Other Pharmaceuticals) ........       3,098,257            2,549,094
 63,600  Cintas Corporation
         (Diversified Commercial
         Services) ......................       3,115,379            3,376,762
157,000  Claire's Stores, Inc.
         (Clothing/Shoe/
         Accessory Stores) ..............       3,061,355            3,512,875
 60,000  Clorox Company (The)
         (Package Goods/Cosmetics) ......       3,055,220            3,022,500
 31,100  Critical Path, Inc.
         (Internet Services) ............       1,969,402            2,937,006
 46,700  Darden Restaurants, Inc.
         (Restaurants) ..................        812,745               846,438
 46,700  Dell Computer Corporation
         (EDP Services) .................       1,902,535            2,380,241
118,000  Dollar General Corporation
         (Discount Stores) ..............       2,840,979            2,684,500
  9,600  eBay, Inc.
         (Other Consumer Services) ......       1,281,857            1,202,100
 91,200  Eclipsys Corporation
         (Services to the Health
         Industry) ......................       2,766,989            2,339,850
 51,000  Ecolab, Inc.
         (Industrial Specialties) .......       1,856,035            1,995,375
104,000  G&K Services, Inc.
         (Diversified Commercial
         Services) ......................       3,234,511            3,337,750
 60,000  Gerald Stevens, Inc.
         (Catalog/Specialty
         Distribution) ..................        807,471               500,625

The accompanying notes are an integral part of these financial statements.

THE MONTGOMERY FUNDS
  GLOBAL LONG-SHORT FUND
SCHEDULE OF SHORT SALES

Shares                                          Proceeds          Value (Note 1)
        SHORT SALES - CONTINUED
        UNITED STATES - CONTINUED
63,600  Inhale Therapeutic Systems,
        Inc. (Medical Specialties) .........   $  2,678,900         $  2,708,962
38,650  Intimate Brands, Inc.
        (Clothing/Shoe/
        Accessory Stores) ..................      1,504,138            1,666,781
31,300  Miami Computer Supply
        Corporation
        (Electronics Distributors) .........       622,192             1,160,056
80,000  Net.B@nk, Inc.
        (Savings and Loan
        Associations) ......................      1,808,190            1,497,500
80,000  Newell Company
        (Home Furnishings) .................      2,468,670            2,320,000
60,000  NIKE, Inc., Class B
        (Shoe Manufacturing) ...............      3,143,547            2,973,750
31,150  Northpoint Communications
        Group, Inc. (Internet Services) ....       651,080               744,680
15,900  P.F. Chang's China Bistro, Inc.
        (Restaurants) ......................       403,449               399,488
80,000  Pacific Sunwear of
        California, Inc.
        (Clothing/Shoe/
        Accessory Stores) ..................     2,287,192             2,547,500
32,500  PC Connection, Inc.
        (Catalog/Specialty
        Distribution) ......................      502,952              1,117,188

Shares                                          Proceeds         Value (Note 1)
          UNITED STATES -  CONTINUED
  23,500  RENT-A-CENTER, INC.
          (Other Specialty Stores) ........   $   578,157           $   470,734
  40,000  SFX Entertainment, Inc.
          (Movies/Entertainment) ..........      1,455,311            1,447,500
  110,200 Starbucks Corporation
          (Restaurants) ...................      2,546,817            2,675,794
  50,500  Stryker Corporation
          (Medical Specialties) ...........      2,639,764            3,516,062
  33,600  Timberland Company, Class A
          (Shoe Manufacturing) ............       730,844             1,776,600
  32,600  Tivo, Inc. (Cable Television) ...       951,877             1,092,100
  24,300  Value America, Inc.
          (Other Consumer Services) .......       654,286               122,259
  21,333  Ventiv Health, Inc.
          (Services to the
          Health Industry) ................       191,058               196,664
  26,500  Williams-Sonoma, Inc.
          (Other Specialty Stores) ........      1,059,370            1,219,000
  90,000  Yankee Candle Company, Inc.
          (Home Furnishings) ..............      1,855,582            1,468,125
                                              ------------         ------------
                                                76,360,415           77,405,021
                                              ------------         ------------
          TOTAL SHORT SALES ...............   $124,983,837         $131,186,337
                                              ============         ============


Abbreviations

ADR     American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

                                                            THE MONTGOMERY FUNDS
                                                             SELECT 50 FUND
                                                            PORTFOLIO HIGHLIGHTS
                                                               (Unaudited)

I N V E S T M E N T   R E V I E W

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 1999?

A: The second half of 1999 was an excellent period for the Select 50 Fund. The Fund gained 25.20%, which put it nearly 10 percentage points ahead of its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which returned 15.30%. In fact, the Fund outperformed the MSCI World by a full 20 percentage points over the year as a whole, returning 45.29%, versus 24.93% for the benchmark; the Fund has returned 27.13% and 28.10% over the past three years and since inception, respectively, compared with 21.61% and 19.57%, respectively, for the benchmark.

In recognition of this strong performance, the Fund was awarded an overall four-star rating by Morningstar for its risk-adjusted returns for the period ended 12/31/99 among 3,469 domestic funds. It was also awarded four stars for the three-year period ended 12/31/99 among 3,469 domestic funds.(*)

Q: WHAT ROLE DID THE FUND'S STRATEGY PLAY IN THESE STRONG RELATIVE RETURNS?

A: The Fund's international component contributed tremendously, with a gain of more than 65% during the second half. That segment of the Fund was driven largely by its holdings in communications, media and technology, which reflected the strength of these sectors in all the global markets, especially toward the end of the year. The Fund's emerging markets exposure also contributed to its outperformance, followed by its emerging growth and large-cap growth components.

Q: WERE THERE ANY STOCKS THAT PERFORMED PARTICULARLY WELL OVER THE PERIOD?

A: Once again, reflecting market trends, the Fund's strongest holdings were all in the communications sector. They included several in our international portfolio, such as COLT Telecom Group (1.71% of net assets as of 12/31/99), a wireless service provider; Nokia (3.80% of net assets as of 12/31/99), a manufacturer of wire- less equipment and handsets; and Global TeleSystems (2.37% of net assets as of 12/31/99), a European provider of long-distance telecommunications and data.

In the emerging markets portfolio, two recent purchases -- Aftek in India (1.79% of net assets as of 12/31/99) and Globo Cabo in Brazil (3.45% of net assets as of 12/31/99) -- were standouts. These, again, are communications-related stocks, reflecting investor's excitement about the prospects for such companies around the world. That's also what's been driving some of the Fund's best-performing small- cap stocks, such as Optical Coating Labortories (2.23% of net assets as of 12/31/99), which manufactures thin film coatings and components for fiber-optic communications systems including dense-wavelength division multiplexing, an area that is growing rapidly due to increased bandwidth demand.

                              PORTFOLIO MANAGEMENT
                            Portfolio Managers from
                        each equity team representing:
                               U.S. Growth Equity
                              U.S. Emerging Growth
                               U.S. Equity Income
                              International Equity
                                Emerging Markets

                                FUND PERFORMANCE
                          Average annual total returns
                          for the period ended 12/31/99

                            MONTGOMERY SELECT 50 FUND

Since inception (10/2/95)       28.10%
One year ................       45.29%
Three years .............       27.13%


                                MSCI WORLD INDEX

Since 9/30/95 ..........       19.57%
One year ...............       24.93%
Three years ............       21.61%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                         Select 50            MSCI World Net           Lipper
            Sep-95         10000                      10000             10000
            Oct-95         10417                     9840.4           9804.26
            Nov-95         11080                   10179.93            9979.3
            Dec-95         11574                   10475.42          10176.36
            Jan-96         11951                   10662.75          10446.06
            Feb-96         12160                    10725.5          10563.78
            Mar-96         12520                   10901.75          10728.28
            Apr-96         13281                   11155.86          11101.71
            May-96         14068                   11163.27          11230.04
            Jun-96         13775                   11217.48             11215
            Jul-96         12704                   10818.79          10716.94
            Aug-96         13298                    10940.9          10993.91
            Sep-96         13700                   11367.01          11330.87
            Oct-96         13629                   11444.11          11337.68
            Nov-96         14142                   12083.16          11892.06
            Dec-96         13942                   11887.38          11904.28
            Jan-97         14960                   12028.41           12184.2
            Feb-97         15125                   12164.51          12218.01
            Mar-97         14647                   11921.62          12024.76
            Apr-97         14969                   12309.03          12182.09
            May-97         16526                   13066.54          12939.45
            Jun-97         17404                      13716          13478.45
            Jul-97         18735                   14345.47          14165.16
            Aug-97         18587                   13383.57          13416.36
            Sep-97         19657                    14108.4          14238.96
            Oct-97         18396                   13363.58           13314.7
            Nov-97         18082                   13597.79          13341.45
            Dec-97         18023                   13761.23          13505.32
            Jan-98         17631                   14142.45          13602.78
            Feb-98         18942                   15096.81          14560.76
            Mar-98         20158                   15731.98          15299.41
            Apr-98         20789                   15883.35          15523.08
            May-98         20301                   15681.93          15326.86
            Jun-98         20091                   16051.72           15396.9
            Jul-98         19679                   16023.58          15394.52
            Aug-98         16138                   13884.39          13037.89
            Sep-98         16654                   14127.56          13105.76
            Oct-98         17669                   15402.27          13965.75
            Nov-98         18952                   16315.82          14725.76
            Dec-98         19717                   17110.45          15439.87
            Jan-99         19790                   17482.62             15767
            Feb-99         19099                   17015.08             15305
            Mar-99         19842                   17721.04             15879
            Apr-99         21295                   18417.14             16659
            May-99         21367                   17741.67             16184
            Jun-99         22882                   18566.68             17073
            Jul-99         22685                      18508             17095
            Aug-99         22222                      18473             17059
            Sep-99         21954                      18291             16896
            Oct-99         22573                      19240             17620
            Nov-99         24624                      19778             18776
            Dec-99         28648                      21377             20875

(1) The Morgan Stanley Capital International World Index measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.

(2)      The Lipper Global Funds Average universe consists of 122 funds.

(*) Morningstar proprietary ratings reflect historical risk- adjusted performance as of 12/31/99. The ratings are subject to change every month. The ratings are calculated from the Fund's three-, five- and 10-year average annual returns (if available) in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects Fund performance below 90-day T-bill returns. The top 10 percent of funds in an investment class receive five stars; the next 22.5% of funds receive four stars. The ratings are for Class R shares only; other classes may vary.

THE MONTGOMERY FUNDS
  SELECT 50 FUND
PORTFOLIO HIGHLIGHTS

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

Nokia Corporation, Sponsored ADR .........   3.8%
Globo Cabo S.A., Sponsored ADR ...........   3.4%
Alcoa, Inc. ..............................   3.4%
Sri Adhikari Brothers Telephone
Network Ltd. .............................   3.0%
Canal Plus S.A. ..........................   2.9%
First Health Group Corporation ...........   2.7%
Equant N.V. ..............................   2.6%
Yapi Ve Kredi Bankasi A.S. ...............   2.5%
Whirlpool Corporation ....................   2.4%
Dow Chemical Company .....................   2.4%


                              TOP FIVE INDUSTRIES
                      (as a percentage of total net assets)

Other Telephone/Communication ...........   17.6%
Computer Software .......................    7.6%
Cable Television ........................    6.3%
Telecommunications Equipment ............    3.8%
Aluminum ................................    3.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

This Fund invests in stocks of both small-cap companies and foreign companies. There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations. There are also risks associated with investing in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Q: WERE THERE ANY DISAPPOINTMENTS?

A: The Fund's equity income portfolio was weak during the second half, as investors largely ignored large-cap, value-oriented issues that the equity income strategy favors. In addition, the large-cap portfolio's bias toward cyclical stocks has not yet been rewarded. Even here, however, there were exceptions: Both Alcoa (3.40% of net assets as of 12/31/99) and Dow Chemical (2.38% of net assets as of 12/31/99) appreciated significantly, as the recovering global economy has begun to increase demand for basic materials.

Q: WHAT OPPORTUNITIES DO YOU SEE FOR THE FUND MOVING FORWARD?

A: The global markets present a sea of opportunities, and we are working continuously to determine the best way to leverage them for our investors. In fact, we are seeking shareholder approval in the coming quarter to reorganize the Select 50 Fund into a more concentrated portfolio with greater flexibility that should help capitalize on the investment opportunities we are constantly uncovering. We believe that the proposed change in the Fund's investment approach would benefit shareholders, as it allows the Fund's managers more flexibility in managing country exposure, as well as the ability to help maximize the Fund's potential returns by allocating a greater percentage of the Fund's assets to fewer stocks whose investments potentials are believed to be especially attractive.

                                                     THE MONTGOMERY FUNDS
                                                        SELECT 50 FUND
                                                 I  N  V  E  S  T  M  E  N  T  S

P O R T F O L I O   I N V E S T M E N T S
December 31, 1999 (Unaudited)

Shares                                                      Value (Note 1)
COMMON STOCKS - 96.4%
AEROSPACE/DEFENSE - 0.6%
     30,000   Moog, Inc., Class A+ (United States) ......    $    810,000

AIR FREIGHT/DELIVERY SERVICES - 2.2%
     74,700   FDX Corporation+ (United States) ..........       3,058,031

ALUMINUM - 3.4%
     57,800   Alcoa, Inc. (United States) ...............       4,797,400

APPAREL - 2.4%
     29,000   Gucci Group N.V. (Netherlands) ............       3,320,500

BROADCASTING - 3.0%
    144,700   Sri Adhikari Brothers Telephone
              Network Ltd. (India) ......................       4,287,112

BUILDING MATERIALS - 1.5%
     72,500   Elcor Corporation (United States) .........       2,184,063

CABLE TELEVISION - 6.3%
     27,900   Canal Plus S.A. (France) ..................       4,065,210
    273,100   Globo Cabo S.A., Sponsored ADR (Brazil) ...       4,864,594
                                                              -----------
                                                                8,929,804
CELLULAR TELEPHONE - 1.5%
      8,656   Mannesmann AG (Germany) ...................       2,090,421

CLOTHING/SHOE/ACCESSORY STORES - 1.3%
     70,500   Nordstrom, Inc. (United States) ...........       1,846,219

COMPUTER SOFTWARE - 7.6%
     51,700   Aftek Infosys Ltd. (India) ................       2,526,763
    208,400   Avid Technology, Inc.+ (United States) ....       2,715,712
      7,100   Macromedia, Inc.+ (United States) .........         519,188
     30,500   MICROS Systems, Inc.+ (United States) .....       2,259,859
     71,000   Silverline Industries Ltd. (India) ........       1,322,151
    211,000   SQL Star International Ltd.+ (India) ......       1,398,421
                                                              -----------
                                                               10,742,094

CONSTRUCTION/AGRICULTURE EQUIPMENT/TRUCKS - 2.0%
     84,325   Manitowoc Company, Inc. (United States) ...       2,867,050

CONSUMER ELECTRONICS/APPLIANCES - 2.4%
     53,000   Whirlpool Corporation (United States) .....       3,448,312

DIVERSIFIED COMMERCIAL SERVICES - 1.5%
     70,000   On Assignment, Inc.+ (United States) ......       2,080,313

DIVERSIFIED ELECTRONIC PRODUCTS - 1.2%
     14,500   Hewlett-Packard Company (United States) ...       1,652,094

DIVERSIFIED MANUFACTURE - 1.5%
     36,000   Honeywell International, Inc.
              (United States) ...........................       2,076,750

DRUG STORE CHAINS - 2.3%
    120,000   Duane Reade, Inc.+ (United States) ........       3,307,500

EDP SERVICES - 1.5%
     20,000   International Business Machines
              Corporation (United States) ...............       2,160,000


Shares                                                        Value (Note 1)

ELECTRONIC COMPONENTS - 1.5%
   1,749,000   Yageo Corporation (Taiwan) ................   $   2,067,481

FINANCE COMPANIES - 1.3%
     29,500   Fannie Mae (United States) .................       1,841,906

FOOD CHAINS - 2.2%
     17,100   Carrefour S.A. (France) ....................       3,157,151

INDUSTRIAL MACHINERY/COMPONENTS - 1.0%
     37,100   Applied Power, Inc., Class A
             (United States) .............................       1,363,425

INDUSTRIAL SPECIALTIES - 2.2%
     10,700   Optical Coating Laboratories, Inc.
             (United States) .............................       3,153,825

INTEGRATED OIL COMPANIES - 2.2%
     55,500   Amerada Hess Corporation
             (United States) .............................       3,149,625

INTERNET SERVICES - 0.5%
      3,800   Commerce One, Inc.+ (United States) ........        746,700

MAJOR BANKS - 1.5%
     42,000   Bank of America Corporation
             (United States) .............................       2,107,875

MAJOR CHEMICALS - 2.4%
     25,100   Dow Chemical Company (United States) .......       3,353,987

MAJOR PHARMACEUTICALS - 1.6%
     40,500   Glaxo Wellcome PLC, ADR
             (United Kingdom) ............................       2,262,937

MAJOR U.S. TELECOMMUNICATIONS - 1.4%
     41,500   SBC Communications, Inc.
             (United States) .............................       2,023,125

MANAGED HEALTH CARE - 2.7%
    140,000   First Health Group Corporation+
             (United States) .............................       3,788,750

NON-U.S. BANKS - 2.5%
 112,000,000   Yapi Ve Kredi Bankasi A.S. (Turkey) .......       3,458,702

OIL/GAS TRANSMISSION - 1.3%
     53,500   Coastal Corporation (The) (United States) ..       1,895,906

OILFIELD SERVICES/EQUIPMENT - 1.4%
     48,000   Halliburton Company (United States) ........       1,932,000

OTHER METALS/MINERALS - 0.7%
     10,000   Rio Tinto PLC, ADR (United Kingdom) ........         947,500

OTHER SPECIALTY STORES - 1.4%
     65,500   Linens 'N Things, Inc.+ (United States) ....       1,940,438

OTHER TELEPHONE/COMMUNICATION - 17.2%
     82,800   AT&T Canada, Inc.+ (Canada) ................       3,327,525
     47,300   COLT Telecom Group PLC+
             (United Kingdom) ............................       2,427,796

The accompanying notes are an integral part of these financial statements.

     THE MONTGOMERY FUNDS
       SELECT 50 FUND
I  N  V  E  S  T  M  E  N  T  S

Shares                                                      Value (Note 1)
COMMON STOCKS -  continued

OTHER TELEPHONE/COMMUNICATION -  CONTINUED
     11,800   COLT Telecom Group PLC, ADR+
             (United Kingdom)                                $   2,407,200
     33,100   Equant N.V.+ (Netherlands)                         3,707,200
     96,500   Global TeleSystems Group, Inc.+
             (Belgium)                                           3,341,312
    152,500   Matav Rt. (Hungary)                                1,069,010
      4,400   Matav Rt., ADR (Hungary)                             158,400
     23,300   Telebras, Sponsored ADR (Brazil)                   2,994,050
     20,500   Telefonos de Mexico S.A., ADR (Mexico)             2,306,250
    102,900   Videsh Sanchar Nigam Ltd., GDR (India)             2,531,340
                                                             -------------
                                                                24,270,083
PACKAGE GOODS/COSMETICS - 1.6%
     34,500   Kimberly-Clark Corporation
            (United States)                                      2,251,125

PAPER - 2.0%
     49,000   International Paper Company
            (United States)                                      2,765,437

SPECIALITY CHEMICALS - 1.7%
     75,000   LG Chemical Ltd. (Korea)                           2,371,202

TELECOMMUNICATIONS EQUIPMENT - 3.8%
     28,200   Nokia Corporation, Sponsored ADR
            (Finland)                                            5,358,000

TEXTILES - 0.1%
     33,400   Reliance Industries, Ltd. (India)                    179,439

TOTAL COMMON STOCKS
(Cost $99,605,502)                                             136,044,282
                                                             -------------


PREFERRED STOCK - 0.4%
Other Telephone/Communication - 0.4%
   5,000,000   Telebras (Brazil)
            (Cost $465,680)                                        657,349
                                                             -------------

MONEY MARKET FUND - 0.0%@
       973   Chase Vista Federal Money Market Fund
            (Cost $973)                                                973
                                                             -------------

TOTAL SECURITIES
(Cost $100,072,155)                                            136,702,604
                                                             -------------


Principal Amount                                            Value (Note 1)
REPURCHASE AGREEMENT - 0.4%

$   578,000   Agreement with Greenwich Capital Markets, Tri-Party, 5.500% dated
              12/31/99, to be repurchased at $578,261 on 01/03/00,
              collateralized by $589,571 market value of U.S. government and mortgage-backed securities, having various maturities and interest rates
              (Cost $578,000)                                 $    578,000
                                                              ------------

TOTAL INVESTMENTS - 97.2%
(Cost $100,650,155*)                                           137,280,604

OTHER ASSETS AND LIABILITIES - 2.8%
(Net)                                                            3,892,535
                                                              ------------

NET ASSETS - 100.0%                                          $ 141,173,139
                                                             =============


(*)   Aggregate cost for federal tax purposes.

+   Non-income-producing security.

@   Amount represents less than 0.1%.

Abbreviations

ADR     American Depositary Receipt

GDR     Global Depositary Receipt




60

The accompanying notes are an integral part of these financial statements.

                                                           The Montgomery Funds
                                                                BALANCED FUND(*)
                                                           Portfolio Highlights
                                                               (Unaudited)


I N V E S T M E N T   R E V I E W

Q: AT THE END OF 1999, THE FUND CHANGED ITS NAME FROM THE U.S. ASSET ALLOCATION FUND TO THE BALANCED FUND. WHAT DOES THIS MEAN FOR SHAREHOLDERS?

A: The Fund remains a fund-of-funds which strives to capitalize on the potential of both the equity and fixed income markets. While the Fund maintains the same management team and general strategy, we changed the name because we believe that "Balanced" more accurately describes the Fund's historical positioning, which has remained between 40% to 70% stocks and 30% to 60% bonds. We will continue to analyze market factors, including relative risk and return to determine what we believe is an optimal allocation between stocks, bonds and cash, each of which may represent 50% to 80%, 20% to 50% and 0% to 20% of the Fund, respectively

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 1999?

A: The Fund underperformed its custom benchmark--60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index--over the second half of 1999. This reflected both our underweighting in bonds over the third quarter and the underperformance of our equity holdings in a stock market deeply enamored with technology.

Since mid-1999 we have kept the Fund's allocations at a constant 65% stocks and 35% bonds. Bonds outperformed equities during the third quarter, so in retrospect the Fund would have benefited from a greater percentage of bonds over that period. In the fourth quarter, however, stocks once again took the lead and to some extent helped vindicate our emphasis on equities. The equities portfolio enjoyed strong absolute returns. With highly valued technology stocks--especially Internet-related shares--dominating the market, however, our more diversified equity portfolio with its emphasis on growth at a reasonable price lagged the market's high fliers.

Q: THE BOND MARKET CAME UNDER PRESSURE DURING THE SECOND HALF OF 1999. HOW DID THIS AFFECT THE FUND'S RETURNS?

A: Rising interest rates created a headwind for our bond portfolio, as it did for most fixed-income investments. The bond market's overall dearth of liquidity in the run-up to Y2K also worked against us. Even so, the final few months of the year were relatively uneventful for the fixed-income portfolio, and it ended the period close to its benchmark. The portfolio's modest overweight positions in corporate and mortgage-backed bonds helped performance, as did our security selection in the asset-backed sector.

Now that fears surrounding Y2K have subsided, liquidity is returning to the bond market. And though the threat of further interest rate hikes may continue to provide a challenging investment environment for bonds at the beginning of the year, we believe that the outlook for bonds in the second half of 2000 is more positive. What's more, with sectors of the market representing good value, we continue to identify interesting opportunities in this market.

Q: HOW DID THE FUND'S EQUITY ALLOCATION PERFORM RELATIVE TO ITS BENCHMARK?

A: Our equity portfolio's relatively modest exposure to technology put it at somewhat of a disadvantage during the second half of 1999. Internet stocks were especially hot in

                              PORTFOLIO MANAGEMENT
                           Fund-of-funds, including:
                             Montgomery Growth Fund
                        Montgomery Total Return Bond Fund
                     Montgomery Government Money Market Fund


                                FUND PERFORMANCE
                          Average annual total returns
                          for the period ended 12/31/99


                                   MONTGOMERY
                                BALANCED FUND(*)

Since inception (3/31/94) ...............................                 17.71%
One year ................................................                 12.85%
Five years ..............................................                 16.37%


                                  S&P 500 INDEX

Since 3/31/94 ........................................                    25.54%
One year .............................................                    21.04%
Five years ...........................................                    28.56%


                                 LEHMAN BROTHERS
                              AGGREGATE BOND INDEX

Since 3/31/94 ........................................                    6.68%
One year .............................................                    (0.82)%
Five years ...........................................                    7.73%


Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                     [GROWTH OF A $10,000 INVESTMENT GRAPH]

                                  [LINE GRAPH]


                  US Asset Allocation     (Lehman)       S&P 500        Lipper
         Mar-94                10000         10000         10000         10000
         Apr-94                10158       9920.15      10128.12      10023.71
         May-94                10374       9918.76      10293.68      10071.35
         Jun-94                10199       9896.84      10041.78       9905.52
         Jul-94                10741      10093.42      10371.29      10110.38
         Aug-94                11040      10105.95      10795.52      10355.87
         Sep-94                11141        9957.2      10531.75      10190.12
         Oct-94                11533       9948.33      10768.02      10257.92
         Nov-94                11933       9926.24      10376.35      10020.23
         Dec-94                11976       9994.78      10529.97      10087.66
         Jan-95                12095      10192.58      10802.85      10197.28
         Feb-95                12494      10434.92      11223.45      10493.49
         Mar-95                12876      10498.94       11554.1      10704.09
         Apr-95                12952      10645.59      11894.07      10922.85
         May-95                13436      11057.55      12368.74       11303.1
         Jun-95                13869      11138.62      12655.53      11540.45
         Jul-95                14293      11113.74      13075.02      11838.41
         Aug-95                14489      11247.87      13107.66      11918.02
         Sep-95                14786      11357.29      13660.52      12191.77
         Oct-95                14786      11504.99      13611.11      12127.57
         Nov-95                15551      11677.39      14205.57      12506.87
         Dec-95                15880      11841.27      14482.26      12694.27
         Jan-96                15863      11919.91       14974.6      12953.46
         Feb-96                16263      11712.71      15113.91      13018.39
         Mar-96                16486      11631.29      15259.42      13087.23
         Apr-96                16975      11565.88      15481.19      13249.23
         May-96                17347       11542.4      15882.04      13416.59
         Jun-96                17187       11697.4      15943.39      13418.81
         Jul-96                16663      11729.41       15239.4      13042.92
         Aug-96                17045      11709.75      15561.34      13270.41
         Sep-96                17462      11913.82      16436.39      13745.16
         Oct-96                17743      12177.72      16899.54      13989.62
         Nov-96                18329      12386.71      18165.06      14656.57
         Dec-96                17921      12271.14      17805.22         14517
         Jan-97                18200      12308.72      18917.01      15010.08
         Feb-97                18061      12339.34      19065.52      15000.84
         Mar-97                17674       12202.6      18283.61      14580.67
         Apr-97                18239      12385.27      19374.15       14986.6
         May-97                19270      12502.35      20558.64       15648.2
         Jun-97                19705      12650.74       21472.6      16135.32
         Jul-97                21152      12991.89      23180.71      17063.19
         Aug-97                20923      12881.08      21883.06      16542.42
         Sep-97                21655      13071.05      23080.84      17244.65
         Oct-97                21339      13260.67      22310.87      16856.47
         Nov-97                21389      13321.74      23342.84      17146.37
         Dec-97                21330      13455.86      23743.44      17368.57
         Jan-98                21247      13628.61       24005.8      17476.69
         Feb-98                22123      13618.35      25736.19      18329.99
         Mar-98                22645      13665.15      27053.05      18941.99
         Apr-98                22858      13736.47      27330.08      19123.24
         May-98                22597      13866.78      26860.96      18885.52
         Jun-98                22598      13984.38      27951.24       19230.4
         Jul-98                22112      14014.13      27655.83       18973.3
         Aug-98                20714       14242.2      23660.22      17078.24
         Sep-98                21176      14575.69      25177.22      17753.97
         Oct-98                21888      14498.63         27222      18642.71
         Nov-98                22527      14580.91       28871.2      19412.08
         Dec-98                22648      14624.75       30533.8      20160.82
         Jan-99                22889         14729      31825.88         20522
         Feb-99                22346         14472      30837.37         19904
         Mar-99                22918         14552      32076.11         20426
         Apr-99                24513         14598      33297.57         21120
         May-99                24332         14470      32527.73         20772
         Jun-99                25295         14424      34305.69         21428
         Jul-99                24693         14363         33261         21066
         Aug-99                23938         14356         33106         20891
         Sep-99                23758         14522         32189         20636
         Oct-99                23953         14576         34236         21200
         Nov-99                24240         14575         34935         21594
         Dec-99                25556         14505         36980         22609


(*)  Formerly named Montgomery U.S. Asset Allocation Fund.

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

(2) The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity.

(3) The Lipper Flexible Portfolio Funds Average universe consists of 88 funds.

The Montgomery Funds
   BALANCED FUND
Portfolio Highlights



this environment. It didn't seem to matter much that many of these companies--which appear to have open-ended opportunities and are very exciting in theory--have minimal products, minimal customers and minimal revenues and clearly won't produce any earnings for years to come. We have chosen to focus instead on companies that, while benefiting from the Internet revolution, are still reasonably valued--companies such as Federal Express (2.43% of net assets within the equity portion of the Fund as of 12/31/99) and News Corp. (1.58% of net assets within the equity portion of the Fund as of 12/31/99). We also see opportunity in companies that have been punished too severely for what we believe amount to temporary disappointments. Finally, we continue to be overweighted in basic materials companies, an undervalued area that we believe will profit from recovering global demand.

Q: WHAT IS THE FUND'S CURRENT POSITIONING?

A: As it has been since mid-1999, the Fund remains at 65% stocks and 35% bonds. This positioning reflects our view that there are still opportunities in both the equity and the bond markets, but that, on balance, the prospects for the stock market are slightly more favorable in the near term. We believe that this is especially true for fundamentally sound companies in the industrial cyclicals and basic materials sectors that will benefit from global growth but did not see the heady run-up in valuations enjoyed by the technology sector at the end of 1999. Such stocks are looking increasingly attractive.

Q: WHY SHOULD INVESTORS CONSIDER ADDING THIS FUND TO THEIR INVESTMENT
PORTFOLIOS?

A: This Fund provides a way for investors to participate in both the stock and the bond markets through just one fund. As a result, it may be a good choice for investors who are just beginning to invest or who own only a few funds. Additionally, the Fund's bond component helps balance its equity portfolio, so it may be suitable for more-conservative investors who wish to have some exposure to the growth potential of the stock market but want to temper that with the stability and income potential of bonds.

P O R T F O L I O  I N V E S T M E N T S

December 31, 1999 (Unaudited)

Shares                                                             Value (Note 1)
INVESTMENT COMPANY SECURITIES -- 99.6%
BOND MUTUAL FUND -TAXABLE -- 34.5%
   2,129,273 Montgomery Total Return Bond Fund ...............       $23,890,442

EQUITY MUTUAL FUND -- 65.1%
   2,099,213 Montgomery Growth Fund ..........................        45,049,112

MONEY MARKET FUND -- 0.0%@
   1,768 Chase Vista Federal Money Market Fund (Cost $1,767)..             1,768

TOTAL INVESTMENTS -- 99.6%
(Cost $69,221,400*) ..........................................       $68,941,322
                                                                     -----------

OTHER ASSETS AND LIABILITIES -- 0.4%
(Net) ........................................................           294,193
                                                                     -----------

NET ASSETS-- 100.0% ..........................................       $69,235,515
                                                                     ===========



(*)  Aggregate cost for federal tax purposes.
@    Amount represents less than 0.1%.

The accompanying notes are an integral part of these financial statements.

                                                           The Montgomery Funds
                                                          TOTAL RETURN BOND FUND
                                                           Portfolio Highlights
                                                               (Unaudited)


I N V E S T M E N T   R E V I E W

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 1999?

A: In a very difficult environment for the bond market, the Fund slightly underperformed its benchmark, the Lehman Brothers Aggregate Bond Index. For the six-month period, the Fund returned 0.52%, versus 0.56% for the benchmark, but the Fund continued to perform well against the Lipper Intermediate Investment-Grade Debt Funds Average, which returned 0.30% for the six-month period.

Q: WHAT MARKET FACTORS HAD THE GREATEST IMPACT ON PERFORMANCE DURING THE
QUARTER?

A: The rising interest rate environment dominated bond market activity over the period, but the effect was particularly pronounced in the final three months of the year. Having raised rates in June, the Federal Reserve Board again hiked rates in August and November. Interest rates were on the rise because the world economy was being stoked by investments, and the resulting acceleration in economic growth showed signs of only getting stronger. Because investment spending is far less inflationary than consumption spending, however, inflation and interest rates actually remained lower than expected for such strong growth. Unfortunately, these factors produced a tortuous bear market in bonds, as the Fed moved slowly to try to head off inflation pressures that might be sparked by tight labor markets.

The bear market inevitably affected the Fund's absolute returns, because as rates go up, bond prices decline. A more volatile market against a backdrop of declining liquidity hurt Fund performance in the final three months of the year, offsetting the Fund's strong relative performance in the third quarter, which provided some respite from earlier declining absolute returns. Liquidity in the market deteriorated as dealers reduced their positions just in case there was any instability caused by potential Y2K computer problems. As a result, our trading activity was lighter than usual, and this detracted from performance.

Q: WHAT STRATEGY DID YOU PURSUE AGAINST THIS CHALLENGING BACKDROP?

A: We modestly overweighted corporate bonds and mortgage-backed securities during the period, which helped the Fund's performance relative to the index. Security selection among asset-backed securities--the payments of which are backed by payments from credit cards and other loan receipts such as for autos--also contributed to performance.

We found compelling opportunities in the corporate bond market, in particular. Corporate America has taken on much more debt over the past 18 months. Yield spreads--the yield advantage offered by corporate bonds relative to comparable Treasuries-- widened, indicating a relative cheapening of corporate bonds. We found much of the general widening to be justified, but not the credit relationship, because credit quality has deteriorated. In 2000 we expect to see a significant performance difference between highly regarded credits and those that are barely or below investment grade, so we have positioned the Fund with a focus on even higher-quality credits than usual.


                              PORTFOLIO MANAGEMENT

William Stevens .............................................  Senior Portfolio Manager
Marie Chandoha ..............................................  Portfolio Manager


                                FUND PERFORMANCE
                          Average annual total returns
                          for the period ended 12/31/99


                                   MONTGOMERY
                             TOTAL RETURN BOND FUND

Since inception (6/30/97) ...............................                  5.76%
One year ................................................                (0.59)%


                                 LEHMAN BROTHERS
                              AGGREGATE BOND INDEX

Since 6/30/97 ........................................                     5.62%
One year .............................................                   (0.82)%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                         GROWTH OF A $10,000 INVESTMENT

                   Total Return       (Lehman)       Lipper
         Jun-97           10000         10000         10000
         Jul-97           10276      10269.67      10261.46
         Aug-97           10176      10182.07      10170.54
         Sep-97           10333      10332.24      10316.37
         Oct-97           10493      10482.13      10434.05
         Nov-97           10543       10530.4      10464.53
         Dec-97           10646      10636.42      10559.13
         Jan-98           10792      10772.97      10696.33
         Feb-98           10779      10764.86      10681.51
         Mar-98           10824      10801.85       10720.3
         Apr-98           10860      10858.23      10766.05
         May-98           10985      10961.23      10859.99
         Jun-98           11092      11054.19       10937.9
         Jul-98           11110      11077.71      10957.49
         Aug-98           11326      11257.99      11085.45
         Sep-98           11569      11521.61      11324.79
         Oct-98           11479      11460.69      11235.09
         Nov-98           11506      11525.74      11288.92
         Dec-98           11575      11560.39      11327.14
         Jan-99           11663         11643         11397
         Feb-99           11454         11440         11190
         Mar-99           11546         11503         11271
         Apr-99           11569         11539         11306
         May-99           11474         11438         11188
         Jun-99           11447         11402         11146
         Jul-99           11422         11353         11108
         Aug-99           11423         11348         11090
         Sep-99           11535         11479         11201
         Oct-99           11557         11522         11216
         Nov-99           11557         11521         11225
         Dec-99           11507         11465         11177

(1) The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity.

(2) The Lipper Intermediate Investment-Grade Debt Funds Average universe consists of 217 funds.

 The Montgomery Funds
TOTAL RETURN BOND FUND
 Portfolio Highlights



                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

U.S. Treasury Bonds,
   8.875% due 02/15/19 .....................................               14.4%
FNMA, 9.000% Pass-through Pool
   #B00688 due 09/01/05 ....................................               11.5%
FNMA, TBA Jul., 30 Yr.,
   6.000% due 07/01/28 .....................................                7.3%
Green Tree Home Equity Loan Trust,
   Series 1999-DA6,
   7.610% due 09/15/30 .....................................                4.8%
The Money Store Home Equity Trust,
   Series 1995-CA9
   6.375% due 09/15/11 .....................................                4.8%
FNMA, TBA Aug., 30 Yr.,
   7.000% due 08/01/28 .....................................                4.6%
FHLMC, 1676KD (AD),
   6.250% due 03/15/06 .....................................                4.6%
FHLB, (FLTR),
   5.500% due 04/14/00 .....................................                3.7%
Bristol-Myers Squibb Company,
   Debentures,
   6.800% due 11/15/26 .....................................                3.5%
Lockheed Martin Corporation, Notes,
   7.200% due 05/01/36 .....................................                2.8%



                                 A S S E T   M I X
                     (as a percentage of total investments)

Corporate Bonds and Notes ..................................               24.2%
Treasuries .................................................               17.8%
Asset-Backed Securities ....................................               17.0%
Mortgage Pass-throughs .....................................               14.3%
Agencies ...................................................               13.9%
Collateralized Mortgage Obligations ........................               12.8%



                                INVESTMENT GRADE
                     (as a percentage of total investments)

Aaa ..................................................................       72%
A ....................................................................        9%
Baa ..................................................................       10%
Nonrated .............................................................        9%



Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

On the downside, our strategy to overweight bonds issued by defense firms hurt relative performance. Because the stock prices of these companies tumbled, interest rate spreads on these bonds widened. Our decision to underweight Yankees--bonds issued in the United States by foreign governments or corporations--also held back performance somewhat.

Q: WHAT'S DRIVING THE CURRENT POSITIONING OF THE FUND?

A: Even though technology companies issue very little debt, the impact of technology is very much on our minds. Strong corporate issuance in 1999 has increased corporate leverage and made security selection much more important in the corporate market. In addition, we expect consolidation activity to be quite strong in 2000 because of changes in merger accounting rules. As a result, a company's credit quality could change overnight. Technology companies stir an already full pot. Their liaisons and products can quickly alter barriers to entry and the power relationships between buyers and sellers. The strategic importance and profit prospects for entire industries can change nearly overnight. We are trying to stay ahead of those changes.

Technology is also changing the mortgage market, because the Internet has made refinancing even easier and cheaper, changing the value of mortgages. This fact was rarely noticed in the recent bear market. Asset-backed securities are less affected and may even see improvements in credit quality over the next few years.

Q: DO YOU SEE AN IMPROVEMENT IN THE FORTUNES OF THE BOND MARKET IN THE COMING YEAR?

A: Although the market may still prove difficult, particularly in the first few months of the year as the Federal Reserve continues to raise rates to cool the economy, we certainly believe that 2000 may bring greater opportunities from security selection and trading. Valuations are good, and liquidity is returning to the market. Huge Treasury surpluses, even bigger corporate mergers, and the rapid destruction and construction of $50 billion and $100 billion companies will create many challenges in the bond markets--but also plenty of potential to add value to the Fund. In addition, should the Fed become more sanguine about the unemployment rate, declining inflation resulting from the deflationary effects of technology could drive a powerful bond rally. In these respects we are becoming more optimistic about the prospects for the bond markets.

Even as we constantly rethink the opportunities before us, however, we remain dedicated to thinking of risk in addition to return. We believe that consideration of risk is a key component in bringing consistent relative returns to our shareholders.

                                                      The Montgomery Funds
                                                     TOTAL RETURN BOND FUND
                                                 I  n  v  e  s  t  m  e  n  t  s



P O R T F O L I O   I N V E S T M E N T S

December 31, 1999 (Unaudited)

Principal Amount                                                     Value (Note 1)
ASSET-BACKED SECURITIES - 19.0%
$   448,302 Chase Manhattan Auto Owner Trust,
            Series 1997-BA3,
            6.350% due 02/15/01 ...................................  $   448,302
   600,000  Conseco Finance Corporation,
            Series 1999-HAF6,
            7.210% due 12/15/29 ...................................      593,906
   620,000  DLJ Commercial Mortgage Corporation,
            Series 1999-CG2, A1B,
            7.300% due 06/10/09 ...................................      614,575
   391,175  Green Tree Financial Corporation,
            Series 1998-1A2,
            5.850% due 10/02/08 ...................................      384,371
  1,500,000 Green Tree Home Equity Loan Trust,
            Series 1999-DA6,
            7.610% due 09/15/30 ...................................    1,512,657
    97,320  Master Financial Asset Securitization Trust,
            Series 1998-1A2,
            6.220% due 08/20/11 ...................................       96,992
   823,560  Premier Trust, Series B1,
            10.500% due 12/20/05 ..................................      804,129
  1,527,762 The Money Store Home Equity Trust,
            Series 1995-CA9,
            6.375% due 09/15/11 ...................................    1,505,356
                                                                       ---------
TOTAL ASSET-BACKED SECURITIES
(Cost $6,025,108) .................................................    5,960,288
                                                                       =========
CORPORATE BONDS AND NOTES - 27.2%
  1,200,000 Bristol-Myers Squibb Company,
            Debentures,
            6.800% due 11/15/26 ...................................    1,108,500
   545,000  Dow Chemical Company, Debentures,
            7.375% due 11/01/29 ...................................      521,838
   450,000  Ford Motor Company, Notes,
            7.450% due 07/16/31 ...................................      433,125
   200,000  Franchise Finance Corporation, MTN,
            6.780% due 02/20/02 ...................................      194,000
   500,000  General Electric Capital Corporation,
            Debentures,
            8.850% due 04/01/05 ...................................      528,750
   875,000  IRT Property Company, Notes,
            7.450% due 04/01/01 ...................................      865,156
   650,000  Kimco Realty Corporation, Senior Notes,
            6.500% due 10/01/03 ...................................      624,000
   950,000  Lockheed Martin Corporation, Notes,
            7.200% due 05/01/36 ...................................      887,062
   500,000  MCI WorldCom, Inc., Senior Notes,
            6.950% due 08/15/28 ...................................      455,000
   110,000  Occidental Petroleum Corporation, MTN,
            9.750% due 06/15/01 ...................................      113,438
   575,000  Occidental Petroleum Corporation,
            Senior Notes,
            7.650% due 02/15/06 ...................................      574,281
   550,000  Price Reit, Inc., Senior Notes,
            7.250% due 11/01/00 ...................................      547,720
   650,000  Raytheon Company, Notes,
            6.750% due 08/15/07 ...................................      604,500
   500,000  Scottish Power PLC, MTN,
            6.710% due 01/15/26 ...................................      434,375
   645,000  Vastar Resources, MTN,
            6.960% due 02/26/07 ...................................      623,231
                                                                       ---------
TOTAL CORPORATE BONDS AND NOTES
(Cost $9,054,532) .................................................    8,514,976
                                                                       ---------
FEDERAL HOME LOAN BANK (FHLB) - 3.7%
Agencies:
  1,150,000 5.500% (FLTR) due 04/14/00++
            (Cost $1,147,469) .....................................    1,148,649
                                                                       ---------
FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) - 10.4%
CMOs:
 1,480,000  1676KD (AD)#
            6.250% due 03/15/06 ...................................    1,438,722
   633,818  16D (TAC)
            10.000% due 10/15/19 ..................................      659,171
   867,958  2098VA (PAC)#
            6.000% due 10/15/05 ...................................      847,310
   300,999  2114VM (AD)#
            6.000% due 09/15/04 ...................................      295,179
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $3,295,754) .................................................    3,240,382
                                                                       ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 31.3%
Agencies:
  2,500,000 TBA Jul., 30 Yr., 6.000% due 07/01/28 .................    2,286,700
  1,500,000 TBA Aug., 30 Yr., 7.000% due 08/01/28 .................    1,450,305
CMOs:
   427,299  1988-16B (PAC)#
            9.500% due 06/25/18 ...................................      447,062
   139,851  1993-159PA (PAC)#
            0.000% due 01/25/21 ...................................      137,054
   700,000  1994-12PH (PAC)#
            6.250% due 01/25/09 ...................................      684,852


The accompanying notes are an integral part of these financial statements.

     The Montgomery Funds
    TOTAL RETURN BOND FUND
I  n  v  e  s  t  m  e  n  t  s


Principal Amount                                                  Value (Note 1)
FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) - continued
Pass-throughs:
$   663,840 Gold Pool #M80162
            6.500% due 04/01/00 ..................................   $   662,293
    499,110 Pool #323193#
            9.000% due 09/01/07 ..................................       511,763
  3,534,524 Pool #B00688#
            9.000% due 09/01/05 ..................................     3,604,939
                                                                     -----------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (Cost $9,921,360) ...............................................     9,784,968
                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) - 0.7%
Pass-throughs:
   224,536  8.500% Pass-through Pools due
            1/15/23-7/15/23
            (Cost $233,528) ......................................       230,921
                                                                    ------------
U.S. TREASURY BONDS - 14.4%
  3,705,000 U.S. Treasury Bonds, 8.875% due 02/15/19
            (Cost $4,621,930) ....................................     4,509,689
                                                                    ------------
U.S. TREASURY NOTES - 5.6%
   475,000  U.S. Treasury Notes, 6.125% due 12/31/01 .............       473,813
   325,000  U.S. Treasury Notes, 7.000% due 07/15/06 .............       332,803
   400,000  U.S. Treasury Notes, 7.875% due 11/15/04 .............       422,840
   562,178  U.S. Treasury Notes, Inflationary Index,+
            3.625% due 01/15/08 ..................................       535,168
                                                                    ------------
TOTAL U.S. TREASURY NOTES
(Cost $1,769,937) ................................................     1,764,624
                                                                    ------------
TOTAL INVESTMENTS - 112.3%
(Cost $36,069,618*) ..............................................    35,154,497
                                                                    ------------
OTHER ASSETS AND LIABILITIES - (12.3)%
(Net) ............................................................    (3,853,602)
                                                                    ------------
NET ASSETS - 100.0% ..............................................  $ 31,300,895
                                                                    ============


(*)  Aggregate cost for federal tax purposes.

+ Inflation indexed security. Security includes principal adjustment feature in which par amount adjusts with the Consumer Price Index to insulate bonds from effects of inflation. The principal amount shown is that in effect on December 31, 1999.

++   Floating-rate note reflects the rate in effect at December 31, 1999.

# All or a portion of this security held as collateral for dollar roll transactions.

Abbreviations

AD Accretion Directed: These bonds receive, as principal, the negative amortization from tranche(s) in a deal. These securities often have guaranteed final maturities.

CMO  Collateralized Mortgage Obligation.

FLTR Floating-Rate Securities: bonds with coupon rates that adjust in proportion to an index.

MTN  Medium-Term Notes.

PAC Planned Amortization Class: bonds with coupon rates that adjust in proportion to an index.

TAC Target Amortization Class: bond that pays principal based upon a predetermined schedule which is derived by amortizing the collateral based on a single prepayment rate.

TBA  To-Be-Announced Security.

The accompanying notes are an integral part of these financial statements.

                                                           The Montgomery Funds
                                                              SHORT DURATION
                                                           GOVERNMENT BOND FUND
                                                           Portfolio Highlights
                                                              (Unaudited)


I N V E S T M E N T   R E V I E W

Q: HOW DID THE FUND PERFORM FROM JULY 1 THROUGH DECEMBER 31, 1999?

A: In the final quarter of 1999, Fund performance was in line with its benchmark, the Lehman Brothers Government Bond 1-3 Year Index; but because of a slight underperformance in a difficult investment environment during the preceding three months, the Fund's six-month returns remained below those of the index: 1.57%, versus 1.80% for the benchmark.

In recognition of its consistently strong long-term risk-adjusted performance, however, the Fund was awarded an overall five-star rating by Morningstar for the period ended 12/31/99 among 1,617 taxable bond funds. The Fund also received five stars for the three- and five-year periods ended 12/31/99 among 1,617 and 1,221 taxable bond funds, respectively.(*)

Q: WHAT MARKET FACTORS HAD THE GREATEST IMPACT ON RETURNS?

A: Rising bond yields (interest rates) were the main factor that worked to the detriment of the Fund's relative returns over the six-month period. Even after the Federal Reserve's increase in short-term interest rates in August and November, market activity continued to reflect concerns over inflationary pressures due to the continued strength of the U.S. economy and a robust equity market. By the end of the year, two-year interest rates had backed up by 0.23%. With the two-year Treasury rising to a yield of 6.24% at year end, yields are back to September 1997 levels.

Our target duration (the weighted average length of time to receipt of a bond's coupon and redemption value) for the Fund was slightly longer than that of the benchmark. We believe that this positioning offers an excellent risk/reward trade-off over the longer term, but worked to our disadvantage during the third quarter of 1999. Another factor that hurt performance was a further widening of yields in the mortgage-backed securities market. But because this was an unusual trend in a rising interest rate environment, we remained comfortable with the slightly greater risk of the Fund's longer-duration position.

Offsetting the headwind that detracted from performance at the beginning of the six-month period, however, the Fund's holdings of high-quality, asset-backed and mortgage securities made a strong contribution to performance in the final three months of the year. Yield premiums for these securities either held steady or continued to contract in spite of rising interest rates.

Q: DID YOU CHANGE YOUR STRATEGY IN RESPONSE TO DIFFICULT MARKET CONDITIONS?

A: We made no significant changes to strategy over the period. Instead we remained faithful to our conservative, analytical, risk-controlled approach to managing the Fund. We believe that the relative values of the securities owned by the Fund are excellent and that yields are beginning to reach attractive levels. In view of these factors, we are confident that our strategy may result in stronger performance moving forward.


                              PORTFOLIO MANAGEMENT

William Stevens .............................................  Senior Portfolio Manager
Marie Chandoha ..............................................  Portfolio Manager


                                FUND PERFORMANCE
                          Average annual total returns
                          for the period ended 12/31/99


                            MONTGOMERY SHORT DURATION
                              GOVERNMENT BOND FUND

Since inception (12/18/92) ...............................                 6.09%
One year .................................................                 2.56%
Five years ...............................................                 6.67%


                           LEHMAN BROTHERS GOVERNMENT
                               BOND 1-3 YEAR INDEX

Since 12/18/92 ........................................                    5.44%
One year ..............................................                    2.98%
Five years ............................................                    6.47%


Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.




                                  [LINE GRAPH]



                    Short Duration Gov. Bond Fund         (Lehman)       Lipper
         Dec-92                             10000           10000         10000
         Jan-93                             10175        10104.63      10098.78
         Feb-93                             10268        10185.02      10178.11
         Mar-93                             10350         10216.3      10206.23
         Apr-93                             10425        10278.46      10262.52
         May-93                             10442        10253.59      10253.07
         Jun-93                             10363        10330.05      10328.65
         Jul-93                             10623        10352.42      10356.66
         Aug-93                             10699         10438.4      10431.17
         Sep-93                             10758        10471.76      10457.86
         Oct-93                             10796        10495.17      10474.49
         Nov-93                             10797        10496.83      10464.46
         Dec-93                             10356        10538.47      10502.64
         Jan-94                             10940        10604.36       10568.7
         Feb-94                             10880        10539.92      10507.61
         Mar-94                             10831        10486.68      10436.78
         Apr-94                             10791        10446.69      10398.17
         May-94                             10799        10460.78      10408.92
         Jun-94                             10829        10487.09      10423.47
         Jul-94                             10938        10581.36      10500.62
         Aug-94                             10971        10616.17      10527.78
         Sep-94                             10931        10592.14      10508.78
         Oct-94                             10961        10616.38      10527.93
         Nov-94                             10940        10572.25      10496.02
         Dec-94                             10979        10592.76      10520.71
         Jan-95                             11133        10736.96      10642.57
         Feb-95                             11287        10883.02      10773.41
         Mar-95                             11351        10944.35      10830.68
         Apr-95                             11461        11042.14      10915.15
         May-95                             11651        11230.68      11083.52
         Jun-95                             11725        11291.38       11137.2
         Jul-95                             11732        11336.14      11165.68
         Aug-95                             11835        11403.68      11234.46
         Sep-95                             11918        11459.41      11289.84
         Oct-95                             12004         11554.3      11373.52
         Nov-95                             12133        11652.92      11464.88
         Dec-95                             12262        11740.98      11547.94
         Jan-96                             12336        11840.22      11627.25
         Feb-96                             12281        11794.43      11585.12
         Mar-96                             12210        11785.52      11576.12
         Apr-96                             12277        11796.92      11587.47
         May-96                             12288        11823.44       11602.6
         Jun-96                             12398        11909.42      11676.44
         Jul-96                             12448        11955.62      11722.78
         Aug-96                             12485        11999.34      11752.78
         Sep-96                             12598        12108.52      11851.28
         Oct-96                             12760        12244.85      11968.91
         Nov-96                             12887        12335.39      12057.55
         Dec-96                             12872        12337.46      12052.58
         Jan-97                             12936        12396.51      12109.27
         Feb-97                             12957        12426.55      12140.15
         Mar-97                             12930        12416.82      12129.15
         Apr-97                             13045        12518.13       12221.3
         May-97                             13136        12605.35      12295.01
         Jun-97                             13210        12692.16      12372.88
         Jul-97                             13410        12830.77      12501.68
         Aug-97                             13408        12844.03      12509.12
         Sep-97                             13524        12941.62      12599.68
         Oct-97                             13642        13037.96      12683.54
         Nov-97                             13678        13070.69      12708.43
         Dec-97                             13769        13158.33      12776.02
         Jan-98                             13917        13283.88      12886.12
         Feb-98                             13927         13295.9      12897.23
         Mar-98                             13985        13347.08      12943.03
         Apr-98                             14058        13411.72       12994.7
         May-98                             14156         13483.4      13063.85
         Jun-98                             14242        13552.81      13123.56
         Jul-98                             14320        13616.21      13175.82
         Aug-98                             14510        13781.96       13317.6
         Sep-98                             14698        13967.39      13466.82
         Oct-98                             14745        14035.55      13488.11
         Nov-98                             14718        14021.05      13491.91
         Dec-98                             14785        14074.71      13538.85
         Jan-99                             14835        14128.58         13604
         Feb-99                             14783        14064.97         13551
         Mar-99                             14877        14160.28         13631
         Apr-99                             14941        14204.41         13684
         May-99                             14876        14194.88         13672
         Jun-99                             14929        14236.32         13677
         Jul-99                             14968           14281         13695
         Aug-99                             15074           14320         13719
         Sep-99                             15176           14413         13806
         Oct-99                             15235           14452         13842
         Nov-99                             15264           14481         13878
         Dec-99                             15234           14493         13882

(1) The Lehman Brothers Government Bond 1-3 Year Index comprises all U.S. government issues with maturities of one to three years.

(2) The Lipper Short U.S. Government Funds Average universe consists of 32 funds.

(*) Morningstar proprietary ratings reflect historical risk-adjusted performance through 12/31/99. The ratings are subject to change every month, and past performance is no guarantee of future results. Morningstar ratings are calculated from the Funds three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects Fund performance below 90-day T-bill returns. The top 10% of funds in a broad asset class receive five stars. Ratings are for Class R shares only; other classes may vary.

The Montgomery Funds
   SHORT DURATION
GOVERNMENT BOND FUND
Portfolio Highlights


                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

U.S. Treasury Note,
   6.125% due 12/31/01 ..................................................  13.1%
U.S. Treasury Note,
   5.625% due 05/15/01 ..................................................   7.8%
FHLMC, 2121TA (PAC)
   6.000% due 04/15/08 ..................................................   5.8%
FHLMC, 1166D (AD)
   8.000% due 02/15/05 ..................................................   4.3%
FNMA, Pool #323450,
   8.500% due 05/01/07 ..................................................   3.4%
FNMA, TBA, Aug. 30 Yr.
   7.000% due 08/01/28 ..................................................   3.1%
U.S. Treasury Note,
   7.875% due 11/15/04 ..................................................   3.1%
U.S. Treasury Inflation Indexed Note,
   3.625% due 01/15/08 ..................................................   2.9%
FNMA, 1999-11B (AD)
   5.500% due 04/25/07 ..................................................   2.8%
FNMA, 1999-34VE (AD)
   6.500% due 09/25/05 ..................................................   2.7%



                                A S S E T  M I X
                     (as a percentage of total investments)

Collateralized Mortgage Obligations ........................               35.6%
Treasuries .................................................               25.7%
Mortgage Pass-throughs .....................................               18.8%
Asset-Backed Securities ....................................               16.9%
Corporate Notes ............................................                1.6%
Other ......................................................                1.4%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

(**)Note that U.S. government bonds are backed by the full faith and credit of the U.S. government and are guaranteed as to the timely payment of principal and interest; if you hold them to maturity your rate of return is fixed and you will receive the principal of the bond in full. Investing in mutual funds involves certain risks, including the possible loss of principal value.

Q: HOW IS THE FUND CURRENTLY POSITIONED?

A: Maintaining our strategy that assesses the risk as well as the reward in seeking to provide our shareholders with consistent returns, the Fund's duration remains slightly longer than that of the benchmark. In terms of securities, we continue to like collateralized mortgage obligations (CMOs) and asset-backed securities. We believe that technology, particularly the Internet, is making refinancing easier and cheaper and that this is changing the value of mortgages. Asset-backed securities are less affected, but may see an improvement in credit quality. As a result, we see attractive opportunities in both sectors.

Q: LOOKING FORWARD, WHAT ARE THE BENEFITS TO INVESTORS IN HOLDING THE FUND IN THEIR PORTFOLIOS?

A: We believe that there are two very compelling reasons to invest in the Montgomery Short Duration Government Bond Fund right now. First, given the uncertainty surrounding stocks, diversification into a bond fund makes sense from a risk perspective. Second, we believe that the Fund may offer an attractive alternative to a money market fund.

One of the arguments against bond funds is that they often have a strong positive correlation with stocks. Fortunately, this relationship is less true in a crisis--and is less true now. For investors who are particularly risk averse and want to diversify assets into a bond fund, the Short Duration Government Bond Fund offers about the interest rate risk of a two-year Treasury bond(**) and invests in high-quality securities such as mortgage and asset-backed securities and Treasury bonds. Although the Fund entails greater risk and may prove more volatile than one of Montgomery's money market offerings, because the Fund is able to invest in a greater variety of bonds its potential yield, and therefore total returns, may be higher over the long term.

                                                     The Montgomery Funds
                                                        SHORT DURATION
                                                     GOVERNMENT BOND FUND
                                                 I  n  v  e  s  t  m  e  n  t  s


P O R T F O L I O  I N V E S T M E N T S
December 31, 1999 (Unaudited)

Principal Amount                                                  Value (Note 1)
ASSET-BACKED SECURITIES - 17.7%
$ 1,400,000 Chase Manhattan Auto Owner Trust,
            Series 1997-B A5,
            6.60% due 03/15/02 ..................................  $   1,399,308
  1,750,000 Citibank Credit Card Master Trust,
            Series 1998-1 A,
            5.75% due 01/15/03 ..................................      1,733,042
  1,400,000 Conseco Finance,
            Series 1999-H AF6,
            7.21% due 12/15/29 ..................................      1,385,781
   700,000  Discover Card Master Trust,
            Series 1998-4 A,
            5.75% due 10/16/03 ..................................        689,717
  2,000,000 EQCC Home Equity Loan Trust,
            Series 1998-2 A3F, 6.23% due 03/15/13................      1,979,609
  2,523,000 Ford Credit Auto Owner Trust,
            Series 1996 B,
            6.55% due 02/15/02 ..................................      2,517,475
    21,554  Green Tree Financial Corporation,
            Series 1993-9 A3,
            6.25% due 01/15/19 ..................................         21,554
  4,200,000 Green Tree Home Equity Loan Trust,
            Series 1999-D A6, 7.61% due
            09/15/30 ............................................      4,235,440
   774,063  Green Tree Home Improvement Loan Trust,
            Series 1997-C HEA3, 6.88%
            due 08/15/28.........................................        779,044
  1,216,501 Master Financial Asset Securitization Trust,
            Series 1998-1 A2,
            6.22% due 08/20/11 ..................................      1,212,395
  4,100,000 Onyx Acceptance Auto Trust,
            Series 1999-D A4,
            7.00% due 11/15/04 ..................................      4,093,594
  1,965,000 Premeir Auto Trust,
            Series 1998-5 A3,
            5.07% due 07/08/02 ..................................      1,938,590
  1,000,000 Premier Auto Trust,
            Series 1999-2 A3,
            5.49% due 02/10/03 ..................................        982,500
   825,000  Toyota Auto Lease Trust,
            Series 1997-A A3,
            6.45% due 04/26/04 ..................................        820,611
  3,000,000 Toyota Auto Lease Trust,
            Series 1998-B A3,
            5.50% due 12/26/03 ..................................      2,945,775
  3,500,000 Union Acceptance Corporation,
            Series 1998-D A5,
            5.96% due 07/01/06 ..................................      3,421,250
TOTAL ASSET-BACKED SECURITIES
(Cost $30,262,197) ..............................................     30,155,685
                                                                      ----------
CORPORATE NOTES - 1.7%
$ 2,000,000 Association Corporation N.A.,
            Senior Notes,
            5.800% due 04/20/04 .................................      1,892,500
  1,000,000 Countrywide Home Loans, Inc., MTN
            5.620% due 10/16/00 .................................        990,018
                                                                      ----------
TOTAL CORPORATE NOTES
(Cost $2,999,128) ...............................................      2,882,518
                                                                      ----------
FEDERAL HOME LOAN BANK (FHLB) - 0.3%
   550,000  5.500% (FLTR) due 04/14/00++
            (Cost $549,671) .....................................        549,353
                                                                      ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) - 28.3%
CMOS:
  7,250,000 1166D (AD) 8.000% due 02/15/05 ......................      7,292,760
    459,722 1320F (PAC) 7.000% due 05/15/05 .....................        458,754
    696,108 1499PE (PAC) 6.000% due 02/15/19# ...................        694,453
    462,269 1521C (PAC) 5.800% due 07/15/00# ....................        461,156
    757,125 1606E (PAC) 5.500% due 03/15/07 .....................        751,681
  1,692,466 1639PL (PAC) 5.900% due 08/15/06 ....................      1,686,794
  1,645,378 1643PE (PAC) 5.500% due 10/15/19 ....................      1,636,183
  1,092,225 1659PE (PAC) 5.750% due 05/15/07 ....................      1,086,916
    541,284 1694PE (PAC) 5.750% due 03/15/19 ....................        538,681
  4,390,247 16D (TAC) 10.000% due 10/15/19 ......................      4,565,857
    370,461 1711PH (PAC) 0.000% due 03/15/24 ....................        367,564
  3,768,674 2098VA (PAC) 6.000% due 10/15/05 ....................      3,679,021
  3,847,626 2114VM (AD) 6.000% due 09/15/04# ....................      3,773,229
 10,000,000 2121TA (PAC) 6.000% due 04/15/08 ....................      9,869,531
  2,239,099 2122VA (AD) 6.000% due 09/15/05 .....................      2,178,912
                                                                      ----------
                                                                      39,041,492
NOTES:
  1,000,000 5.500% (FLTR) 5.500% due 05/19/03++ .................        946,531
PASS-THROUGHS:
  2,806,366 Pool #736001, 9.500% due 01/01/06 ...................      2,907,221
  2,892,383 Pool #A01841 8.750% due 10/01/10# ...................      2,987,516
  1,537,535 Pool #E40290 8.500% due 06/01/07 ....................      1,572,250
   736,319  Pool #G10007 8.500% due 03/01/06# ...................        754,095
                                                                      ----------
                                                                       8,221,082
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
 (Cost $48,951,110) .............................................     48,209,105
                                                                      ----------



The accompanying notes are an integral part of these financial statements.

THE MONTGOMERY FUNDS
   SHORT DURATION
GOVERNMENT BOND FUND
    INVESTMENTS


PRINCIPAL AMOUNT                                                  VALUE (NOTE 1)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 26.2%
CMOs:
$   829,086     1992-165K (PO) 0.000% due 09/25/22 .............     $   795,923
    720,303     1993-109G (PAC) 6.000% due 08/25/05# ...........         713,100
    817,757     1993-214EA (PAC) 5.300% due 03/25/07 ...........         809,580
    650,000     1993-99D (AD) 6.700% due 03/25/04# .............         644,389
  3,698,030     1994-23PT (PAC) 5.125% due 07/25/17 ............       3,624,069
    937,241     1994-23PV (PAC) 5.125% due 07/25/17# ...........         927,724
  2,500,000     1994-39PG (PAC) 6.150% due 06/25/20 ............       2,456,543
  5,035,544     1999-11B (AD) 5.500% due 04/25/07 ..............       4,733,411
  4,665,837     1999-34VE (AD) 6.500% due 09/25/05 .............       4,603,140
                                                                     -----------
                                                                      19,307,879

PASS-THROUGHS:
    657,924     Pool #242836, 5.500% due 10/01/00 ..............         651,345
    758,413     Pool #244098, 5.500% due 10/01/00 ..............         750,858
    971,526     Pool #252432, 5.000% due 02/01/09 ..............         904,885
  3,649,757     Pool #323193, 9.000% due 09/01/07 ..............       3,742,286
  5,685,599     Pool #323450, 8.500% due 05/01/07# .............       5,807,527
  1,325,438     Pool #348144, 8.500% due 04/01/10 ..............       1,359,144
  1,538,166     Pool #420599, 5.000% due 03/01/27 ..............       1,354,547
    846,495     Pool #438089, 9.000% due 06/01/08 ..............         875,725
    776,939     Pool #70851, 9.500% due 06/01/06 ...............         792,478
  5,500,000     TBA Aug., 30 Yr., 7.000% due 08/01/28 ..........       5,317,785
  4,000,000     TBA Jul., 30 Yr., 6.000% due 07/01/28 ..........       3,658,720
                                                                     -----------
                                                                      25,215,300

TIERED PAYMENTS:
      5,123     Pool #730288, 8.500% due 07/01/06 ..............           5,208

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $45,279,903) .............................................      44,528,387
                                                                     -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) - 2.9%

CMOs:
2,038,779      1996-22VA (AD) 7.000% due 01/16/2005 .............      2,032,249
2,994,984      1998-18VK (AD) 6.500% due 07/20/2005# ............      2,953,569
                                                                     -----------
                                                                       4,985,818

PASS-THROUGHS:
    7,769      GNMA II, 10.500% Pool #1123
               due 01/20/2019 ...................................          8,462

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(Cost $5,157,469) ..............................................       4,994,280
                                                                     -----------

U.S. TREASURY NOTES - 26.9%
 5,205,350      U.S. Treasury Inflation Indexed Note,
                3.625% due 01/15/08+ ...........................       4,955,259
13,335,000      U.S. Treasury Note, 5.625% due 05/15/01 ........      13,232,854
22,340,000      U.S. Treasury Note, 6.125% due 12/31/01 ........      22,291,075
 4,950,000      U.S. Treasury Note, 7.875% due 11/15/04 ........       5,233,833

TOTAL U.S. TREASURY NOTES
                (Cost $45,892,768) .............................      45,713,021
                                                                     -----------


    SHARES                                                        VALUE (NOTE 1)

MONEY MARKET FUND - 0.0%@
      657   Chase Vista Federal Money Market Fund
            (Cost $657) .....................................      $        657
                                                                   -------------

TOTAL SECURITIES
(Cost $179,092,903) .........................................       177,033,006
                                                                   -------------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENTS - 0.5%
$ 907,000   Agreement with Greenwich Capital
            Markets, Tri-Party, 5.500% dated 12/31/99,
            to be repurchased at $907,410 on 01/03/00,
            collateralized by $925,158 market value of
            U.S. government and mortgage-backed
            securities, having various maturities and
            interest rates
            (Cost $907,000) .................................           907,000
                                                                   -------------

TOTAL INVESTMENTS - 104.5%
(Cost $179,999,903*) ........................................       177,940,006

OTHER ASSETS AND LIABILITIES - (4.5)%
(Net) .......................................................        (7,735,763)
                                                                   -------------

NET ASSETS - 100.0%                                                $ 170,204,243
                                                                   =============

*   Aggregate cost for federal tax purposes.
+ Inflation indexed security. Security includes principal adjustment feature in which par amount adjusts with the Consumer Price Index to insulate bonds from effects of inflation. The principal amount shown is that in effect on December 31, 1999.
++  Floating-rate note reflects the rate in effect at December 31, 1999.
# All or a portion of this security held as collateral for dollar roll transactions.
@   Amount represents less than 0.1%.

Abbreviations
AD Accretion Directed: These bonds receive, as principal, the negative amortization from tranche(s) in a deal. These securities often have guaranteed final maturities.
CMO   Collateralized Mortgage Obligation.
FLTR Floating-Rate Securities: bonds with coupon rates that adjust in proportion to an index.
MTN   Medium-Term Notes.
PAC Planned Amortization Class: bonds with coupon rates that adjust in proportion to an index.
TBA   To-Be-Announced Security.



The accompanying notes are an integral part of these financial statements.

 THE MONTGOMERY FUNDS
  CALIFORNIA TAX-FREE
INTERMEDIATE BOND FUND
 PORTFOLIO HIGHLIGHTS
     (UNAUDITED)


                              PORTFOLIO MANAGEMENT

William Stevens ...............................         Senior Portfolio Manager

                                FUND PERFORMANCE
                          Average annual total returns
                          for the period ended 12/31/99

                         MONTGOMERY CALIFORNIA TAX-FREE
                             INTERMEDIATE BOND FUND

                   Since inception (7/1/93) .......     4.63%
                   One year .......................    (1.24)%
                   Five years .....................     5.57%

                            MERRILL LYNCH CALIFORNIA
                       INTERMEDIATE MUNICIPAL BOND INDEX

                   Since 6/30/93 ..................     4.27%
                   One year .......................     0.27%
                   Five years .....................     5.77%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM OVER THE PAST SIX MONTHS?

A: In a difficult environment for California municipal bonds, the Fund returned -0.02%, versus a return of 0.48% for its benchmark, the Merrill Lynch California Intermediate Municipal Bond Index, and a return of -0.24% for the Lipper California Intermediate Municipal Debt Funds Average.

In recognition of the Fund's strong long-term track record, however, it was awarded an overall four-star rating by Morningstar for its risk-adjusted returns for the period ended 12/31/99 among 1,623 municipal bond funds. It was also awarded four stars for the three- and five-year periods ended 12/31/99 among 1,623 and 1,348 municipal bond funds, respectively.(*)

Q: WHAT WAS THE BOND MARKET ENVIRONMENT LIKE DURING THE SIX-MONTH PERIOD?

A: All segments of the U.S. bond market experienced a significant decline. The overriding influence was an increase in interest rates: When rates go up, bond prices fall. Interest rates were on the rise because of continued robust strength in the U.S. economy and the tightest labor market in nearly 30 years, conditions that generally lead to inflation. Against this backdrop, market yields ratcheted upward to compensate investors for the fear of future inflation. It was also cause for alarm for the Federal Reserve Board, which felt the need to increase short-term interest rates twice, in August and November, after having already raised them once at the end of June.

Q: HOW DID MUNICIPAL BONDS FARE?

A: Municipal bonds trended downward along with the rest of the bond market, yet they fared better than Treasuries. The fixed-income market weathered fairly aggressive interest rate hikes by the Federal Reserve Board, the impact of which was too much for dampened supply in the municipal market to overcome. Issuance for 1999 was down more than 20% from the previous year, although the year's $225 billion in issuance was the fourth highest on record. Tax-exempt bond funds experienced significant redemptions through the last half of 1999, which resulted in decreased demand for municipal securities. This was fueled in large part by the skyrocketing equity markets. There was also a sharp drop-off in demand from insurance companies, in part because of a difficult year for property and casualty insurers in 1998; with earnings down, those companies did not feel the need to seek out tax-exempt investments. Moreover, institutional firms that historically have been attracted to municipals shied away from everything but the most liquid investments during the last few months of 1999, possibly because of fears related to potential Y2K computer problems.




                         GROWTH OF A $10,000 INVESTMENT
                              [Plot points follow]

                        Cal Tax Free Merrill Lynch Lipper

              Jun-93         10000         10000         10000
              Jul-93          9991        9981.5       10001.6
              Aug-93         10077      10023.42      10194.69
              Sep-93         10121       10015.9      10324.67
              Oct-93         10151       10138.9      10341.38
              Nov-93         10144      10091.15      10266.17
              Dec-93         10233       10263.4      10452.83
              Jan-94         10295      10332.88      10563.18
              Feb-94         10185      10186.05       10319.3
              Mar-94         10086      10034.79      10022.46
              Apr-94         10117      10018.03      10063.48
              May-94         10175      10127.43      10132.82
              Jun-94         10171       9782.09      10099.52
              Jul-94         10264       9994.36      10247.66
              Aug-94         10285      10009.15      10278.64
              Sep-94         10271       9936.58      10168.57
              Oct-94         10233       9919.94      10043.85
              Nov-94         10187       9825.31       9885.06
              Dec-94         10238       9915.01       9995.36
              Jan-95         10352       9995.12      10185.84
              Feb-95         10486      10195.03      10430.75
              Mar-95         10583      10262.11      10534.22
              Apr-95         10645      10311.37      10552.28
              May-95         10777       10587.2      10817.35
              Jun-95         10784      10602.87      10739.24
              Jul-95         10849      10726.39      10851.33
              Aug-95         10970      10799.33      10974.42
              Sep-95         11054      10823.95      11042.08
              Oct-95         11187      10884.89      11174.97
              Nov-95         11327      11062.42      11303.09
              Dec-95         11406      11045.39      11366.44
              Jan-96         11495      11179.37      11473.03
              Feb-96         11470      11169.64      11428.23
              Mar-96         11373      11092.35      11297.33
              Apr-96         11368      11103.22      11286.58
              May-96         11355      11099.22      11287.77
              Jun-96         11442       11162.6       11366.1
              Jul-96         11531      11271.77      11471.97
              Aug-96         11536       11275.6      11470.63
              Sep-96         11634      11349.45      11572.15
              Oct-96         11761      11452.39       11687.7
              Nov-96         11964       11578.6      11877.09
              Dec-96         11921      11555.79      11830.78
              Jan-97         11964      11580.98      11851.99
              Feb-97         12042      11659.38      11933.52
              Mar-97         11901      11575.09      11816.73
              Apr-97         11962       11607.5      11875.66
              May-97         12112      11747.14      12034.06
              Jun-97         12233         11878      12135.77
              Jul-97         12539      12068.88      12412.11
              Aug-97         12435      12007.57      12312.56
              Sep-97         12566      12118.76      12440.14
              Oct-97         12619       12157.9      12477.72
              Nov-97         12672      12198.14      12530.16
              Dec-97         12815      12312.66      12680.67
              Jan-98         12968       12407.6      12802.45
              Feb-98         12977      12442.83      12813.31
              Mar-98         12920      12448.51      12799.12
              Apr-98         12852      12404.95      12722.09
              May-98         13038      12533.17      12900.76
              Jun-98         13071      12579.66      12934.24
              Jul-98         13095      12612.06      12975.62
              Aug-98         13323      12847.84       13161.5
              Sep-98         13540      12990.54      13349.08
              Oct-98         13533      13012.17      13328.47
              Nov-98         13577      13021.96      13367.96
              Dec-98         13591      13089.49      13379.19
              Jan-99         13771      13267.13         13536
              Feb-99         13688      13218.59         13472
              Mar-99         13702      13253.24         13492
              Apr-99         13705      13269.68         13503
              May-99         13624      13223.19         13422
              Jun-99         13425      13061.89         13231
              Jul-99         13524         13155         13304
              Aug-99         13474         13136         13245
              Sep-99         13530         13195         13293
              Oct-99         13438         13139         13180
              Nov-99         13537         13211         13297
              Dec-99         13423         13125         13201



(1) The Merrill Lynch California Intermediate Municipal Bond Index is composed of those issues contained in the broader Merrill Lynch California Municipal Bond Index whose maturities range from three to seven years.
(2) The Lipper California Intermediate Municipal Debt Funds Average universe consists of 12 funds.
(*) Morningstar proprietary ratings reflect historical risk-adjusted performance through 12/31/99. The ratings are subject to change every month, and past performance is no guarantee of future results. Morningstar ratings are calculated from the Funds' three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects Fund performance below 90-day T-bill returns. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars and the next 35% receive three stars. Ratings are for Class R shares only; other classes may vary.


                                                                              71
Q: WHAT ABOUT THE MARKET FOR CALIFORNIA MUNICIPAL BONDS?

A: Looking more closely at California, there were two countervailing trends. On the one hand, the vibrant California economy helped increase tax revenues and

 THE MONTGOMERY FUNDS
  CALIFORNIA TAX-FREE
INTERMEDIATE BOND FUND
 PORTFOLIO HIGHLIGHTS

                           TOP TEN LONG-TERM HOLDINGS
                      (as a percentage of total net assets)

                    San Bernardino County, California,
                       Transportation Authority Sales Tax
                       Revenue, Series A (MBIA Insured),
                       6.000% due 04/01/05 ....................     3.3%

                    California State, 6.250% due 09/01/08 .....     3.1%

                    Riverside County, California,
                       Transportation Commission Sales Tax
                       Revenue, Series A (FGIC Insured),
                       6.000% due 06/01/09 ....................     3.1%

                    Anaheim, California, Public Financing
                       Authority, Lease Revenue,
                       Series C (FSA Insured),
                       6.000% due 09/01/12 ....................     3.1%

                    California Pollution Control Financing
                       Authority, Revenue,
                       San Diego Gas and Electric, Series A,
                       5.900% due 06/01/14 ....................     3.0%

                    Los Angeles County, Building
                       Authority, Lease Revenue,
                       5.625% due 10/01/11 ....................     3.0%

                    California State, 7.000% due 10/01/09 .....     2.7%

                    Walnut Valley, California,
                       School District, Series A
                       (MBIA Insured),
                       7.000% due 08/01/08 ....................     2.3%

                    California Educational Facilities Authority
                       Revenue, LA College of Chiropractic,
                       5.100% due 11/01/05 ....................     2.2%

                    Sacramento, California, Municipal
                       Utilities, Electric Revenue Refunding,
                       Series A (MBIA Insured),
                       6.250% due 08/15/10 ....................     2.0%

                                INVESTMENT GRADE

                      (as a percentage of total net assets)

                    Aaa .......................................      45%
                    Aa ........................................      15%
                    A .........................................      12%
                    Baa .......................................      20%
                    Nonrated ..................................       8%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

A portion of income may be subject to some state and/or local taxes, and, for certain investors, a portion may be subject to the federal alternative minimum tax.


encouraged municipalities to issue bonds to finance new projects. On the other hand, higher interest rates discouraged issuers from pre-refunding existing bonds. In this scenario--which characterized the market prior to 1999--declining interest rates led many municipalities to refund their outstanding debt and reissue new bonds at lower interest rates. With interest rates on the rise, this strategy no longer made economic sense. In fact, because of higher interest rates and the resulting decline in refunding, we expect municipal issuance in the United States to decline from $225 billion in 1999 to about $175 billion in 2000. With the absence of refunding in the market, issuance in California also declined.

Q: HOW DID YOU POSITION THE FUND DURING THE PERIOD?

A: We followed a very constant course, making only minor adjustments to the portfolio as we determined market developments. Due to significant volatility, we shortened the Fund's duration slightly during the last half of the year, which served to dampen the impact of the rising interest rate environment. Very late in the period, we increased the duration slightly to position the Fund to take advantage of increased demand in the muni market that we feel could occur after the first of the year.

The credit profile of the Fund remained stable during the period. At the end of 1999, 72% of the Fund's investments were rated A or higher, 20% were rated BBB, with the remaining 8% in nonrated issues. We regularly reviewed the nonrated bonds to make sure the issuers could meet their payments. So far as sectors were concerned, credit quality among almost all municipals remained very strong when compared with similarly rated corporate bonds. The one exception was in the urban health-care industry, which was racked by lower than expected Medicare payments.

Q: WHAT IS YOUR OUTLOOK?

A: Looking at the broader market, the consensus is that the Fed will continue to implement short-term interest rate hikes to slow down the economy and mute the inflation that many feel is imminent. Many market observers are calling for a total of 0.50 to 1.00% in additional Fed rate increases by the end of 2000, with a large portion occurring in the first part of the year. This expectation has already been largely discounted by the marketplace.

In the California municipal market, the main factor--as is typical with all municipals--will be supply and demand. Supply should continue to decline because of higher market rates. The strong California economy could offset that decrease slightly, however, as issuers seek to take advantage of full coffers, a strong tax base and positive sentiment. On the demand side, we anticipate that individual investors will remain attracted to the values offered by California municipal bonds. The big question is whether decreased supply will couple with rekindled buying by institutional investors to spark a rally and recovery in the muni bond markets.

  THE MONTGOMERY FUNDS
  CALIFORNIA TAX-FREE
INTERMEDIATE BOND FUND
      INVESTMENTS


PORTFOLIO INVESTMENTS
December 31, 1999 (Unaudited)


 PRINCIPAL AMOUNT                                           VALUE (NOTE 1)

MUNICIPAL BONDS AND NOTES - 98.7%
             CALIFORNIA - 96.8%
$1,000,000   Anaheim, California, Public Financing
             Authority, Lease Revenue, Series C,
             (FSA Insured)
             6.000% due 09/01/12 .......................   $1,063,750
   205,000   Benicia, California, GO, Series B,
             7.000% due 08/01/04                              223,963
             California Educational Authority Revenue,
             University of San Francisco:
   370,000   3.550% due 04/01/00 .......................      369,142
   255,000   3.900% due 04/01/01 .......................      252,450
   275,000   3.600% due 04/01/02 .......................      268,812
   300,000   4.050% due 04/01/02 .......................      294,000
   285,000   3.700% due 04/01/03 .......................      275,737
   455,000   4.400% due 04/01/05 .......................      435,662
   545,000   4.800% due 04/01/09 .......................      509,575
   250,000   California Educational Authority Revenue,
             University of San Francisco(MBIA Insured),
             6.000% due 10/01/08 .......................      267,500
   745,000   California Educational Facilities Authority
             Revenue, LA College of Chiropractic,
             5.100% due 11/01/05 .......................      738,481
   200,000   California Housing Finance Agency,
             Housing Revenue, Series C(MBIA Insured),
             6.150% due 08/01/14 .......................      203,250
 1,000,000   California Pollution Control Financing
             Authority, Revenue, San Diego Gas and
             Electric, Series A,
             5.900% due 06/01/14 .......................    1,028,750
    90,000   California Public Works Board High
             Technology Lease Revenue, San Jose
             Facilities, Series A (AMBAC Insured),
             7.750% due 08/01/06 .......................       98,100
   300,000   California Public Works Board Lease
             Revenue, Series A (AMBAC Insured),
             6.200% due 12/01/05 .......................      322,500
             California State:
   260,000   6.200% due 11/01/02 .......................      271,700
   100,000   6.750% due 04/01/04 .......................      107,625
   115,000   7.000% due 04/01/06 .......................      127,650
   200,000   7.400% due 09/01/07 .......................      229,500
   100,000   6.500% due 02/01/08 .......................      109,125
 1,000,000   6.250% due 09/01/08 .......................    1,080,000
   145,000   7.000% due 08/01/09 .......................      165,481
   800,000   7.000% due 10/01/09 .......................      914,000
   100,000   7.000% due 10/01/10 .......................      115,000
   100,000   6.250% due 09/01/12 .......................      108,625
             (FGIC Insured):
   250,000   7.000% due 04/01/06 .......................      277,812
   500,000   6.500% due 02/01/08 .......................      548,750

 PRINCIPAL AMOUNT                                          VALUE (NOTE 1)

            CALIFORNIA -  CONTINUED
$ 265,000   California State Public Works Board Lease
            Revenue Department of Corrections, Series
            A (AMBAC Insured),
            6.000% due 01/01/06 ........................     $280,900
   75,000   California State Public Works Board
            University Revenue (AMBAC Insured),
            6.250% due 11/01/00 ........................       76,438
  365,000   California State Public Works Board
            Various Community College Projects,
            Series A (AMBAC Insured),
            6.000% due 03/01/06 ........................      387,356
  495,000   California State Public Works Board, Lease
            Revenue Various Community College
            Projects, Series A (AMBAC Insured),
            6.000% due 03/01/05 ........................      522,225
   70,000   California State Veterans Bonds, Series AL
            (AMBAC Insured),
            9.600% due 04/01/01 ........................       74,288
  100,000   California State, Veterans Bonds, Series AT,
            9.500% due 02/01/10 ........................      132,875
  250,000   California Statewide Communities
            Development Authority Revenue
            Certificates of Participation
            (Sutter Health System Group),
            6.500% due 07/01/04 ........................      268,437
            Castaic Lake, California, Water Agency,
            Certificates of Participation,
            Refunding,Water System Improvement
            Project, Series A (MBIA Insured):
  150,000   7.250% due 08/01/07 ........................      171,000
  500,000   7.250% due 08/01/08 ........................      573,750
            Chino Basin, California, Regional
            Financing Authority Revenue, Municipal
            Water and District Sewer Systems Project
            (AMBAC Insured):
  500,000   7.000% due 08/01/06 ........................      557,500
  240,000   7.000% due 08/01/08 ........................      271,200
            Commerce, California, Community
            Development Commission, Tax Allocation,
            Merged Redevelopment Project,
            Series A Refunding:
  100,000   5.100% due 08/01/04 ........................       99,000
  190,000   5.200% due 08/01/05 ........................      188,338
  120,000   Commerce, California, Community
            Development Commission, Tax Allocation,
            Merged Redevelopment Project,
            Series A Refunding,
            5.500% due 08/01/09 ........................      118,050


The accompanying notes are an integral part of these financial statements.

 THE MONTGOMERY FUNDS
  CALIFORNIA TAX-FREE
INTERMEDIATE BOND FUND
     INVESTMENTS

 PRINCIPAL AMOUNT                                           VALUE (NOTE 1)

MUNICIPAL BONDS AND NOTES -  CONTINUED
            CALIFORNIA -  CONTINUED
$ 500,000   Contra Costa, California, Transportation
            Authority, Series B,
            6.000% due 03/01/07 .........................   $  533,125
  300,000   Contra Costa, California, Transportation
            Authority Sales Tax Revenue, Series A
            (FGIC Insured),
            6.000% due 03/01/05 .........................      317,250
  300,000   Desert Hospital District, California,
            Hospital Revenue, Certificates of
            Participation (CGIC Insured),
            6.150% due 07/01/02 .........................      311,625
  375,000   Eastern Municipal Water District,
            California, Water and Sewer Revenue,
            Certificates of Participation, Refunding,
            Series A (FGIC Insured),
            6.250% due 07/01/05 .........................      387,656
  250,000   Elsinore Valley, California, Municipal Water
            District, Certificates of Participation,
            Refunding Series A (FGIC Insured),
            6.000% due 07/01/12 .........................      265,937
  140,000   Emeryville, California, Public Financing
            Authority Housing Revenue,
            5.600% due 09/01/06 .........................      142,450
  130,000   Emeryville, California, Public Financing
            Authority Housing Revenue, Unrefunded,
            5.600% due 09/01/06 .........................      137,313
   50,000   Estero, California, Series S-1,
            7.000% due 07/01/00 .........................       50,726
  290,000   Fresno, California, Sewer Revenue, Series A
            (MBIA Insured),
            6.000% due 09/01/07 .........................      310,300
            La Mesa, California, Improvement Board,
            Assessment District No. 98-1:
  180,000   4.900% due 09/02/04 .........................      176,625
  100,000   5.500% due 09/02/11 .........................       95,250
  175,000   Lafayette, California, Elementary
            School District,
            6.900% due 05/15/06 .........................      192,719
   50,000   Los Angeles County Public Works, Revenue
            Anticipation Notes,
            4.500% due 03/01/01 .........................       50,125
1,000,000   Los Angeles County, Building Authority,
            Lease Revenue,
            5.625% due 10/01/11 .........................    1,022,500
            Los Angeles Transportation Commission,
            Sales Revenue, Proposition C, Second
            Series, Series A:
  180,000   6.200% due 07/01/04 .........................      190,350
  400,000   6.400% due 07/01/06 .........................      432,000
  200,000   Los Angles County, California Certificates
            of Participation,
            6.708% due 06/01/15 .........................      209,500

 PRINCIPAL AMOUNT                                          VALUE (NOTE 1)

            CALIFORNIA - CONTINUED
            Mammoth, California Community
            Water District:
$ 260,000   5.100% due 09/02/07 .......................     $ 250,900
  255,000   5.200% due 09/02/08 .......................       245,437
  275,000   5.250% due 09/02/09 .......................       262,625
            Manteca, California, School District,
            Community Facilities District No. 89-1:
  170,000   5.450% due 09/01/11 .......................       160,225
  120,000   5.400% due 09/01/10 .......................       114,600
  600,000   Metropolitan Water District Southern
            California Waterworks Revenue, Series C,
            6.000% due 07/01/08 .......................       641,250
  200,000   Metropolitan Water District, Southern
            California Waterworks Revenue,
            6.000% due 07/01/21 .......................       204,750
  250,000   Ontario, California, Redevelopment
            Financing Authority, Revenue Refunding
            (Ontario Redevelopment Project No. 1)
            (MBIA Insured),
            6.550% due 08/01/06 .......................       273,125
            Piedmont, California, School District:
            Series A:
   75,000   8.300% due 08/01/01 .......................        79,406
   45,000   7.100% due 08/01/02 .......................        47,756
   40,000   Piedmont, California, School District:
            Series C (MBIA Insured),
            7.200% due 08/01/01 .......................        41,700
  200,000   Pomona, California, Unified School
            District, Series A (MBIA Insured),
            5.950% due 08/01/10 .......................        212,750
            Port of Redwood City, California:
  170,000   4.000% due 06/01/01 .......................        167,663
  160,000   4.100% due 06/01/02 .......................        156,200
  190,000   4.350% due 06/01/04 .......................        182,163
  185,000   4.200% due 06/01/03 .......................        178,988
  200,000   4.500% due 06/01/05 .......................        190,250
  210,000   4.600% due 06/01/06 .......................        198,188
  215,000   4.700% due 06/01/07 .......................        201,831
  225,000   4.800% due 06/01/08 .......................        209,813
            Rancho, California, Water District
            Financing Authority, Revenue Refunding
            (FGIC Insured),
  400,000   6.500% due 11/01/02 .......................        421,500
  400,000   6.500% due 11/01/05 .......................        434,500
  315,000   Redwood City, California, Multi-Family
            Housing (Redwood Shores), Series B
            (Mandatory Put 10/01/00),
            5.200% due 10/01/08 .......................        315,000
  250,000   Riverside County, California, Special Tax
            Communities Facilities District No, 84-2,
            4.050% due 09/01/00 .......................        249,412

The accompanying notes are an integral part of these financial statements.

 THE MONTGOMERY FUNDS
  CALIFORNIA TAX-FREE
INTERMEDIATE BOND FUND
     INVESTMENTS


 PRINCIPAL AMOUNT                                            VALUE (NOTE 1)

MUNICIPAL BONDS AND NOTES -  CONTINUED

            CALIFORNIA -  CONTINUED
$1,000,000  Riverside County, California,
            Transportation Commission Sales Tax
            Revenue, Series A (FGIC Insured),
            6.000% due 06/01/09 .........................    $1,068,750
   625,000  Sacramento, California, Municipal Utilities,
            Electric Revenue Refunding, Series A
            (MBIA Insured),
            6.250% due 08/15/10 .........................       677,344
 1,075,000  San Bernardino County, California,
            Transportation Authority Sales Tax
            Revenue, Series A (MBIA Insured),
            6.000% due 04/01/05 .........................     1,136,812
   250,000  San Bernardino County Transportation
            Authority Sales Tax Revenue, Series A
            (MBIA Insured),
            6.000% due 03/01/06 .........................       265,312
   175,000  San Diego County Water Authority, Water
            Revenue, Certificates of Participation,
            Series A,
            6.000% due 05/01/01 .........................       178,938
   115,000  San Diego, California, Public Financing
            Authority, Sewer Revenue (FGIC Insured),
            6.000% due 05/15/07 .........................       122,763
            San Francisco City & County International
            Airport Revenue, AMT Second Series:
   445,000  8.000% due 05/01/06 .........................       513,419
   500,000  8.000% due 05/01/09 .........................       578,125
   240,000  San Mateo-Foster City, California, School
            District (MBIA Insured),
            7.750% due 08/01/06 .........................       277,500
            Santa Rosa California, Central Packaging
            Service Facilities, Refunding:
   100,000  4.900% due 07/02/07 .........................        96,000
   170,000  5.100% due 07/02/09 .........................       162,350
   500,000  Santa Rosa High School District
            (FGIC Insured),
            7.000% due 05/01/01 .........................       516,875
            Santa Rosa, California: Central Packaging
            Service Facilities, Refunding:
   265,000  4.200% due 07/02/00 .........................       265,241
   200,000  4.800% due 07/02/06 .........................       192,750
            South Tahoe, California, Joint Powers
            Financing Authority (South Tahoe
            Development Project), Series A:
    95,000  4.400% due 10/01/06 .........................        89,538
   100,000  4.500% due 10/01/07 .........................        93,750
   105,000  4.625% due 10/01/08 .........................        98,306
            Torrance, California, Downtown
            Redevelopment Authority:
   200,000  5.100% due 09/01/09 .........................       192,250
   210,000  5.200% due 09/01/10 .........................       201,600

 PRINCIPAL AMOUNT                                            VALUE (NOTE 1)

            CALIFORNIA -  CONTINUED
$  300,000  Tulare County, California, Certificates of
            Participation (MBIA Insured),
            6.000% due 02/15/16 .........................   $   322,500
            Walnut Valley, California, School District,
            Series A (MBIA Insured):
   100,000  6.850% due 08/01/07 .........................       111,500
   700,000  7.000% due 08/01/08 .........................       791,000
            Wiseburn, California, School District,
            Series A (FGIC Insured):
   360,000  6.875% due 08/01/06 .........................       398,700
   395,000  6.875% due 08/01/07 .........................       441,412
                                                            -----------
                                                             33,186,515

            PUERTO RICO - 1.9%
   135,000  Commonwealth of Puerto Rico,
            5.700% due 07/01/09 .........................       139,050
   170,000  Commonwealth of Puerto Rico
            (FSA Insured),
            5.700% due 07/01/09 .........................       177,013
   350,000  Commonwealth of Puerto Rico Public
            Improvement Bonds, (MBIA Insured),
            5.000% due 07/01/07 .........................       349,125
                                                            -----------
                                                                665,188

TOTAL INVESTMENTS - 98.7%
(Cost $34,257,490*) .....................................    33,851,703

OTHER ASSETS AND LIABILITIES - 1.3%
(Net) ...................................................       441,297
                                                            -----------

NET ASSETS - 100.0%                                         $34,293,000
                                                            ===========

(*)   Aggregate cost for federal tax purposes.

ABBREVIATIONS:
AMBAC  American Municipal Bond Assurance Corporation
AMT    Alternative Minimum Tax
CGIC   Capital Guaranty Insurance Corporation
FGIC   Federal Guaranty Insurance Corporation
FSA    Financial Security Assurance
GO     General Obligation
MBIA   Municipal Bond Investors Assurance
TRANS  Tax and Revenue Anticipation

The Montgomery California Tax-Free Intermediate Bond Fund concentrates in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences, including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

THE MONTGOMERY FUNDS
 MONEY MARKET FUNDS
PORTFOLIO HIGHLIGHTS
    (Unaudited)

                              PORTFOLIO MANAGEMENT

              William Stevens ..................  Senior Portfolio Manager

                                FUND PERFORMANCE

                                   MONTGOMERY
                          GOVERNMENT MONEY MARKET FUND

                    Since inception (9/14/92)......   4.56%
                    One year ......................   4.87%
                    Five years ....................   5.15%
                    One-day yield .................   5.39%
                    Seven-day yield ...............   5.28%


                             LIPPER U.S. GOVERNMENT
                           MONEY MARKET FUNDS AVERAGE

                    Since 9/30/92 ..................  4.33%
                    One year .......................  4.46%
                    Five years .....................  4.92%

                                   MONTGOMERY
                           FEDERAL TAX-FREE MONEY FUND

                    Since inception (7/15/96).......  3.08%
                    One year .......................  2.80%
                    Three years ....................  3.00%
                    One-day yield ..................  3.27%
                    Seven-day yield ................  3.27%


                                LIPPER TAX-EXEMPT
                           MONEY MARKET FUNDS AVERAGE

                    Since 7/31/96...................  2.93%
                    One year .......................  2.67%

                                   MONTGOMERY
                         CALIFORNIA TAX-FREE MONEY FUND

                    Since inception (9/30/94).......  2.96%
                    One year .......................  2.52%
                    Five years .....................  2.93%
                    One-day yield ..................  2.42%
                    Seven-day yield ................  2.96%


                          LIPPER CALIFORNIA TAX-EXEMPT
                           MONEY MARKET FUNDS AVERAGE

                    Since 9/30/94 .................   2.89%
                    One year ......................   2.48%
                    Five years ....................   2.89%


Past performance is no guarantee of future results. Yields will fluctuate. An investment in one of our money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these Funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Funds. A portion of income may be subject to some state and/or local taxes, and, for certain investors, a portion may be subject to the federal alternative minimum tax. Fund performance presented is for Class R shares.

INVESTMENT REVIEW

Q: HOW HAVE THE FUNDS PERFORMED OVER THE PAST SIX MONTHS?

A: The Montgomery Government Money Market Fund and the Montgomery Federal Tax-Free Money Fund both performed very well over the six-month period ended December 31, 1999. These Funds returned 2.55% and 1.45%, respectively, compared with their benchmarks, the Lipper U.S. Government Money Market Funds Average and the Lipper Tax-Exempt Money Market Funds Average, which returned 2.32% and 1.41%, respectively.

Against a difficult investment environment for California municipal bonds, the Montgomery California Tax-Free Money Fund fared less well, returning 1.27%, versus a 1.30% return for its benchmark, the Lipper California Tax-Exempt Money Market Funds Average.

Q: WHAT WERE THE MAIN FACTORS DRIVING THE MONEY MARKETS OVER THE PERIOD?

A: The rising interest rate environment dominated bond market activity over the period. Having raised rates in June, the Federal Reserve Board again hiked rates in August and November. Against a background of robust economic growth and a tight labor market, inflation concerns and the Federal Reserve Board's reaction to them was the prevalent theme during the six-month period.

Liquidity was another consideration. Liquidity deteriorated as dealers reduced their positions just in case there was any instability caused by potential Y2K computer problems. As a result, our trading activity was lighter than usual, and this detracted from performance in the Montgomery California Tax-Free Money Fund.

Q: WHAT CAN WE EXPECT FOR THE MONEY MARKETS IN 2000?

A: Barring a significant stock market correction, we would not be surprised to see the Fed continue to raise rates beginning in February, given the strength of the U.S. economy. The bond markets, however, have already priced in a significant amount of Federal Reserve tightening, so we do not expect long-term rates to rise commensurately. With real rates (yields adjusted for inflation) in the United States now more than 4%, we think the U.S. bond markets represent good value. Real yields are currently higher in the United States than they have been in the past 15 years.

THE MONTGOMERY FUNDS
    GOVERNMENT
 MONEY MARKET FUND
   INVESTMENTS


PORTFOLIO INVESTMENTS

December 31, 1999 (Unaudited)

PRINCIPAL AMOUNT                                  VALUE (NOTE 1)

FEDERAL FARM CREDIT BANK (FFCB) - 13.4%
$ 1,000,000   4.760% due 01/18/00 ..........       $   999,526
  5,840,000   5.560% due 01/18/00 ..........         5,839,137
  1,500,000   6.190% due 02/03/00 ..........         1,500,442
  9,385,000   Discount Note due 02/10/00 ...         9,327,491
  2,500,000   5.020% due 03/01/00 ..........         2,496,525
 10,516,000   5.000% due 04/03/00 ..........        10,496,136
  1,000,000   6.670% due 06/26/00 ..........         1,003,385
  1,710,000   5.450% due 08/02/00 ..........         1,708,101
 23,000,000   5.950% due 09/01/00++ ........        22,996,933
  9,000,000   5.800% due 10/02/00 ..........         9,001,079
 10,000,000   6.309% due 10/02/00++ ........         9,996,293
                                                   -----------
                                                    75,365,048

FEDERAL HOME LOAN BANK (FHLB) - 31.9%
 10,000,000   4.900% due 01/14/00 ..........         9,996,958
  2,000,000   5.670% due 01/14/00 ..........         2,000,393
  3,750,000   3.850% due 01/15/00++ ........         3,747,478
 20,000,000   5.893% due 01/21/00++ ........        19,997,046
    700,000   4.850% due 01/27/00 ..........           699,500
  2,500,000   3.643% due 02/03/00++ ........         2,495,018
    650,000   4.790% due 02/04/00 ..........           649,356
  2,000,000   5.500% due 02/09/00 ..........         1,999,266
  5,000,000   4.995% due 02/24/00 ..........         4,999,708
  5,635,000   5.035% due 02/25/00 ..........         5,633,854
  1,000,000   5.450% due 02/25/00 ..........           999,357
 10,000,000   6.163% due 02/25/00++ ........         9,999,851
  3,250,000   4.875% due 03/17/00++ ........         3,248,647
  4,000,000   4.595% due 03/22/00++ ........         3,994,163
  3,650,000   4.625% due 03/22/00++ ........         3,645,884
 22,435,000   4.495% due 03/23/00++ ........        22,380,785
  3,000,000   1.850% due 03/24/00++ ........         2,972,925
  1,000,000   5.590% due 03/27/00 ..........         1,000,290
  8,750,000   5.050% due 03/29/00++ ........         8,745,710
  1,000,000   4.830% due 04/03/00 ..........           997,890
  8,000,000   4.770% due 04/05/00++ ........         7,984,538
  3,000,000   4.460% due 04/12/00++ ........         2,991,168
  4,000,000   3.778% due 05/24/00++ ........         3,965,617
  8,000,000   5.260% due 05/26/00 ..........         8,000,233
  1,850,000   3.471% due 06/01/00++ ........         1,833,331
  1,710,000   5.940% due 06/13/00 ..........         1,710,567
  5,000,000   5.415% due 06/14/00 ..........         4,999,437
  1,500,000   3.629% due 06/15/00++ ........         1,484,331
    500,000   5.540% due 07/07/00 ..........           499,052
  2,500,000   5.630% due 07/10/00 ..........         2,499,352
  1,000,000   5.500% due 07/14/00 ..........           998,260
  7,650,000   2.980% due 07/28/00++ ........         7,517,086
  1,000,000   5.580% due 08/10/00 ..........           997,866
  2,400,000   5.470% due 08/17/00 ..........         2,396,823
  3,500,000   4.980% due 09/15/00 ..........         3,479,802

PRINCIPAL AMOUNT                                  VALUE (NOTE 1)

FEDERAL HOME LOAN BANK (FHLB) - CONTINUED
$ 8,500,000   6.011% due 09/29/00++.........       $  8,495,630
  3,000,000   5.925% due 10/10/00...........          2,997,273
  5,000,000   5.915% due 10/13/00...........          4,995,285
  1,565,000   4.565% due 10/16/00...........          1,547,092
                                                   ------------
                                                    179,596,822

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) - 2.0%

 8,100,000   5.000% due 03/10/00++..........          8,098,621
   557,592   7.000% due 04/01/00............            558,107
   103,347   7.000% due 05/01/00............            103,460
   498,937   6.500% due 06/01/00............            499,499
   491,964   6.500% due 07/01/00............            491,657
   534,917   6.500% due 09/01/00............            534,750
   769,970   6.000% due 10/01/00............            766,481
   562,262   6.000% due 11/01/00............            559,231
                                                   ------------
                                                     11,611,806

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 0.9%

 1,000,000   5.000% due 03/03/00++..........            998,724
   458,117   7.000% due 05/01/00............            458,054
 1,336,816   6.000% due 11/01/00............          1,328,409
 2,370,696   5.500% due 12/01/00............          2,348,471
                                                   ------------
                                                      5,133,658

STUDENT LOAN MARKETING ASSOCIATION (SLMA) - 12.9%

 5,750,000   5.893% due 01/20/00++..........          5,748,877
12,000,000   6.113% due 02/14/00++..........         11,998,705
13,500,000   6.113% due 02/22/00++..........         13,498,489
 5,000,000   7.500% due 03/08/00............          5,015,153
 1,000,000   6.133% due 03/16/00++..........            999,609
   700,000   5.570% due 03/17/00............            699,716
 1,400,000   6.063% due 05/18/00++..........          1,399,016
15,000,000   5.766% due 06/30/00++..........         15,000,723
 5,000,000   6.000% due 11/01/00............          4,999,084
13,500,000   6.163% due 11/09/00++..........         13,497,365
                                                   ------------
                                                     72,856,737

TENNESSEE VALLEY AUTHORITY - 0.2%

 1,000,000   6.000% due 11/01/00                        997,520
                                                   ------------
TOTAL SECURITIES............................        345,561,591


The accompanying notes are an integral part of these financial statements.

THE MONTGOMERY FUNDS
    GOVERNMENT
 MONEY MARKET FUND
   INVESTMENTS

PRINCIPAL AMOUNT                                                  VALUE (NOTE 1)

REPURCHASE AGREEMENTS - 37.6%
$55,000,000  Agreement with Bear Stearns, Tri-Party,
             5.500% dated 12/31/99, to be repurchased
             at $55,024,863 on 01/03/00, collateralized
             by $57,735,896 market value of U.S.
             government and mortgage-backed
             securities, having various maturities and
             interest rates ................................      $ 55,000,000

 50,000,000  Agreement with Chase Manhattan Bank,
             Tri-Party, 5.500% dated 12/31/99, to be
             repurchased at $50,022,603 on 01/03/00,
             collateralized by $51,002,335 market value
             of U.S. government and mortgage-backed
             securities, having various maturities and
             interest rates ................................        50,000,000

 13,371,000  Agreement with Greenwich Capital
             Markets, Tri-Party, 5.500% dated 12/31/99,
             to be repurchased at $13,377,044 on
             01/03/00, collateralized by $13,638,686
             market value of U.S. government and
             mortgage-backed securities, having various
             maturities and interest rates .................        13,371,000

 45,000,000  Agreement with Merrill Lynch, Tri-Party,
             6.000% dated 12/31/99, to be repurchased
             at $45,022,192 on 01/19/00, collateralized by
             $45,900,232 market value of U.S.
             government and mortgage-backed
             securities, having various maturities and
             interest rates ................................        45,000,000

 48,200,000  Agreement with Paine Webber, Tri-Party,
             5.500% dated 12/31/99, to be repurchased
             at $48,221,789, collateralized by
             $49,164,295 market value of U.S.
             government and mortgage-backed
             securities, having various maturities and
             interest rates ................................        48,200,000
                                                                  ------------

TOTAL REPURCHASE AGREEMENTS ................................       211,571,000
                                                                  ------------

TOTAL INVESTMENTS - 98.9%
(At amortized cost*) .......................................       557,132,591

OTHER ASSETS AND LIABILITIES - 1.1%
(Net) ......................................................         5,974,129
                                                                  ------------

NET ASSETS - 100.0% ........................................      $563,106,720
                                                                  ============

(*)  Aggregate cost for federal tax purposes.
++   Floating-rate note reflects the rate in effect at December 31, 1999.


The accompanying notes are an integral part of these financial statements.

                                                      The Montgomery Funds
                                                            FEDERAL
                                                      TAX-FREE MONEY FUND
                                                 I  n  v  e  s  t  m  e  n  t  s


P O R T F O L I O   I N V E S T M E N T S

December 31, 1999 (Unaudited)

Principal Amount                                                  Value (Note 1)
MUNICIPAL BONDS AND NOTES - 101.3%
ALABAMA - 0.8%
$   500,000 Huntsville, Alabama, General
            Obligation Bonds,
            6.750% due 02/01/10 ....................................  $  511,310
  1,300,000 Stevenson, Alabama, Industrial
            Development Board, Environmental
            Improvement Revenue
            (Mead Corporation Project)
            (LOC: First National Bank),
            5.100% due 04/01/33++ ..................................   1,300,000
                                                                      ----------
                                                                       1,811,310
ALASKA - 0.1%
    250,000 Anchorage, Alaska, General Obligation
            Bonds, Refunding (MBIA Insured),
            5.250% due 02/01/00 ....................................     250,246
ARIZONA - 3.2%
  1,650,000 Maricopa County, Arizona, Pollution
            Control Corporation, PCR
            (Arizona Public Service Company
            Project), Refunding,
            4.750% due 05/01/29++ ..................................   1,650,000
  5,000,000 Maricopa County, Arizona, Pollution
            Control Corporation, PCR
            (Arizona Public Service Company
            Project), Refunding,
            4.900% due 05/01/29++ ..................................   5,000,000
    500,000 Pinal County, Arizona, Industrial
            Development Authority, PCR (Magna
            Copper Company Project), Refunding
            (LOC: Banque Nationale de Paris),
            5.600% due 12/01/11++ ..................................     500,000
                                                                      ----------
                                                                       7,150,000
CONNECTICUT - 0.1%
    300,000 Connecticut State Health & Educational
            Facilities Authority Revenue
            (Yale University Project),
            5.100% due 07/01/29++ ..................................     300,000
FLORIDA - 2.8%
    300,000 Collier County, Florida, Special
            Obligation Revenue Bonds, Refunding
            (AMBAC Insured),
            4.100% due 03/01/00 ....................................     300,000
    250,000 Florida State, Board of Education Capital
            Outlay, Refunding,
            4.500% due 06/01/00 ....................................     250,714
  4,700,000 Indian River County, Florida, Hospital
            District Revenue Bonds,
            Commercial Paper,
            3.650% due 01/14/00 ....................................   4,700,000
  1,000,000 Miami Dade County, Florida, Industrial
            Development Revenue (Airis Miami LLC
            Project) (AMBAC Insured),
            5.800% due 10/15/25++ ..................................   1,000,000
                                                                      ----------
                                                                       6,250,714
GEORGIA - 2.4%
  2,000,000 Burke County, Georgia, Development
            Authority PCR
            (Georgia Power Company),
            4.750% due 07/01/24++ ..................................   2,000,000
    100,000 Burke County, Georgia, Development
            Authority PCR (Oglethorpe Power
            Corporation), Refunding
            (FGIC Insured),
            5.400% due 01/01/16++ ..................................     100,000
    250,000 Carroll City, Georgia, County Hospital
            Authority Revenue
            (Tanner Medical Center),
            6.750% due 07/01/00 ....................................     253,215
  1,700,000 Hapeville, Georgia, Industrial
            Development Revenue (Hapeville Hotel
            Ltd.) (LOC: Deutsche Bank A.G.),
            5.000% due 11/01/15++ ..................................   1,700,000
    200,000 Roswell, Georgia, Housing Authority
            Multi-family Revenue (Azalea Park
            Apartments Projects), Refunding,
            5.500% due 06/15/25++ ..................................     200,000
  1,100,000 Roswell, Georgia, Housing Authority
            Multi-family Revenue (Greenhouse
            Roswell Project), Refunding,
            5.500% due 08/01/30++ ..................................   1,100,000
                                                                      ----------
                                                                       5,353,215
IDAHO - 0.9%
  2,000,000 Idaho Health Facilities Authority Revenue
            Bonds (LOC: Bank of Idaho),
            4.900% due 10/01/10++ ..................................   2,000,000
ILLINOIS - 8.4%
    500,000 Chicago, Illinois, General Obligation
            Bonds (FGIC Insured),
            4.800% due 01/01/00 ....................................     500,000
  1,500,000 Chicago, Illinois, Metropolitan Water
            Reclamation District-Greater Chicago
            Capital Improvement, General
            Obligation Bonds,
            6.800% due 01/01/08 ....................................   1,530,000
    500,000 Clinton, Illinois, Industrial Development
            Revenue (Thrall Car Manufacturing
            Company) (LOC: Harris Trust &
            Savings Bank),
            5.500% due 10/01/13++ ..................................     500,000




The accompanying notes are an integral part of these financial statements.

     The Montgomery Funds
           FEDERAL
     TAX-FREE MONEY FUND
I  n  v  e  s  t  m  e  n  t  s


Principal Amount                                                 Value (Note 1)
MUNICIPAL BONDS AND NOTES -  CONTINUED
ILLINOIS -  CONTINUED
$   180,000 Cook County, Illinois, School District No.
            036 Winnetka, General Obligation Bonds,
            5.500% due 01/01/00                                     $    180,000
  1,000,000 East Dundee, Illinois, Industrial
            Development Revenue (Kreis Tool &
            Manufacturing Company Project)
            (LOC: American National Bank & Trust),
            5.550% due 06/01/27++                                      1,000,000
    785,000 Elgin, Illinois, Economic Development
            Revenue (Gibson Guitar
            Corporation Project),
            5.500% due 11/01/15++                                        785,000
  4,000,000 Illinois Development Financing Authority,
            Pollution Control Revenue
            (Central Illinois Public Service
            Company), Refunding,
            5.250% due 08/15/26++                                      4,000,000
    700,000 Illinois Educational Facilities Authority
            Revenue (Field Museum of Natural
            History) (LOC: Northern
            Trust Company),
            5.350% due 11/01/25++                                        700,000
  2,000,000 Illinois Health Facilities Authority
            Revenue (Elmhurst Memorial
            Hospital), Refunding,
            4.800% due 01/01/20++                                      2,000,000
  1,600,000 Illinois Health Facilities Authority
            Revenue (Northwestern
            Memorial Hospital),
            4.750% due 08/15/25++                                      1,600,000
  3,000,000 Illinois State Toll Authority, Highway
            Revenue Bonds, Series B,
            5.450% due 01/01/17++                                      3,000,000
  2,955,000 Lombard, Illinois, Multi-family Housing
            Revenue (Clover Creek Apartments
            Project) (LOC: Bank One Arizona N.A.),
            3.550% due 12/15/06                                        2,955,000
                                                                     -----------
                                                                      18,750,000
INDIANA - 3.1%
    235,000 Hamilton County, Indiana, County
            Option Income Tax Revenue Bonds
            (FSA Insured),
            4.125% due 07/10/00                                          235,000
  4,000,000 Indiana Health Facilities Financing
            Authority Hospital Revenue (Clarian
            Health Partners, Inc.), Refunding,
            6.000% due 02/15/00                                        4,009,434
  1,200,000 Indiana Health Facilities Financing
            Authority Revenue Bonds,
            5.500% due 08/01/06++                                      1,200,000
  1,150,000 Indiana State Educational Facilities
            Authority Revenue (Indiana Wesleyan
            University Project), Refunding
            (LOC: Bank One Indiana N.A.),
            5.350% due 06/01/28++                                      1,150,000
    250,000 Indianapolis, Indiana, Local Public
            Improvement Revenue Bonds, Series A,
            7.400% due 01/01/20                                          262,795
                                                                     -----------
                                                                       6,857,229
IOWA - 3.5%
    100,000 Black Hawk County, Iowa, General
            Obligation Bonds, Refunding,
            4.250% due 06/01/00                                          100,000
    240,000 College, Iowa, Community School
            District, Linn Johnson & Benton
            Counties, General Obligation
            Bonds, Refunding,
            4.250% due 06/01/00                                          240,146
    100,000 Davenport, Iowa, General Obligation
            Bonds, Refunding,
            4.500% due 06/01/00                                          100,264
    200,000 Iowa City, Iowa, General
            Obligation Bonds,
            4.375% due 06/01/00                                          200,342
    300,000 Iowa Western Community College
            Merged Area XIII, General
            Obligation Bonds,
            4.550% due 06/01/00                                          300,659
    510,000 Urbandale, Iowa, General
            Obligation Bonds,
            4.000% due 06/01/00                                          510,711
  6,500,000 West Des Moines, Iowa, Commercial
            Development Revenue
            (LOC: Morgan Guaranty Trust),
            5.500% due 12/01/14++                                      6,500,000
                                                                     -----------
                                                                      7,952,122
KANSAS - 0.3%
    775,000 Sedgwick County, Kansas, General
            Obligation Bonds,
            4.250% due 08/01/00                                          777,621
KENTUCKY - 2.3%
  1,000,000 Boone County, Kentucky, Industrial
            Development Revenue (Square D
            Company Project), Refunding
            (LOC: Societe Generale),
            5.350% due 03/01/03++                                      1,000,000
    390,000 Floyd County, Kentucky, General
            Obligation Bonds, Refunding
            (FSA Insured),
            4.350% due 03/01/00                                          390,684
    505,000 Kentucky State, Turnpike Authority,
            Economic Development Revenue
            Bonds, Prerefunded,
            7.250% due 05/15/10                                          519,282



The accompanying notes are an integral part of these financial statements.

                                                     The Montgomery Funds
                                                            FEDERAL
                                                      TAX-FREE MONEY FUND
                                                 I  n  v  e  s  t  m  e  n  t  s


Principal Amount                                                  Value (Note 1)
MUNICIPAL BONDS AND NOTES -  CONTINUED
KENTUCKY -  CONTINUED
$ 1,220,000 Louisville, Kentucky, Multi-family
            Revenue (Station House Square),
            Refunding (LOC: PNC Bank N.A.),
            5.125% due 07/15/19                                      $ 1,220,000
  2,000,000 Ohio County, Kentucky, PCR, Big Rivers
            Electric Corporation, Revenue Bonds
            (AMBAC Insured),
            5.550% due 10/01/15++                                      2,000,000
                                                                     -----------
                                                                       5,129,966
LOUISIANA - 7.1%
  6,000,000 Calcasieu Parish, Inc., Louisiana,
            Industrial Development Board, Industrial
            Revenue (Olin Corporation Project),
            Refunding (LOC: Wachovia Bank),
            5.050% due 02/01/16++                                      6,000,000
  2,000,000 Jefferson Parish, Louisiana, Industrial
            Development Board, Inc., Industrial
            Revenue (Sara Lee Corporation Project),
            4.850% due 06/01/24++                                      2,000,000
  3,000,000 Louisiana Public Facilities Authority,
            Multi-family Mortgage Revenue
            (River View Project),
            4.950% due 07/01/07++                                      3,000,000
  4,500,000 Louisiana State, Offshore Term Authority,
            Deepwater Port Revenue
            (Loop, Inc. Project),
            4.750% due 09/01/08++                                      4,500,000
    500,000 St. Charles Parish, Louisiana, PCR
            (Shell Oil Company-Norco Project),
            5.350% due 09/01/23++                                        500,000
                                                                     -----------
                                                                      16,000,000
MAINE - 4.8%
 10,750,000 Maine Health & Higher Educational
            Facilities Authority Revenue (Multi-mode
            Piper Shores) (LOC: Paribas),
            5.600% due 01/01/29++                                     10,750,000
MARYLAND - 0.9%
    250,000 Baltimore County, Maryland, General
            Obligation Bonds, Refunding,
            5.500% due 05/01/00                                          251,772
    175,000 Bowie, Maryland, General Obligation
            Bonds, Refunding,
            4.900% due 07/15/00                                          176,058
    500,000 Community Development
            Administration, Maryland, Multi-family
            Development Revenue (Avalon Lea
            Apartments Project), Refunding,
            5.500% due 06/15/26++                                        500,000
  1,000,000 Montgomery County, Maryland, Housing
            Opportunity Community, Multi-family
            Mortgage Revenue (Falklands Project),
            5.700% due 08/01/15++                                      1,000,000
    100,000 Prince Georges County, Maryland,
            General Obligation Bonds
            (MBIA Insured),
            5.000% due 01/01/00                                          100,000
                                                                     -----------
                                                                       2,027,830
MASSACHUSETTS - 4.5%
    625,000 Boston, Massachusetts, General
            Obligation Bonds (AMBAC Insured),
            7.375% due 02/01/10                                          639,238
    250,000 Massachusetts State, General Obligation Bonds, Series A (FGIC
            Insured), 7.000% due 03/01/00 251,440
  4,600,000 Massachusetts State, Health and
            Educational Facilities Authority Revenue
            Bonds (MBIA Insured),
            4.900% due 01/01/35++                                      4,600,000
    450,000 Massachusetts State, Health and
            Educational Facilities Authority Revenue
            Bonds, Refunding,
            7.000% due 07/01/00                                          456,917
    350,000 Massachusetts State, Health and
            Educational Facilities Authority Revenue
            Bonds, Refunding (MBIA Insured),
            4.900% due 07/01/05++                                        350,000
  3,765,000 Massachusetts Water Resources Authority,
            Commercial Paper,
            3.800% due 03/10/00                                        3,765,000
                                                                     -----------
                                                                      10,062,595
MICHIGAN - 4.8%
    265,000 Chippewa Valley, Michigan, Schools,
            General Obligation Bonds,
            8.100% due 05/01/00                                          268,777
    725,000 Genesee County, Michigan, Building
            Authority, General Obligation Bonds,
            Series A,
            7.200% due 05/01/03                                          747,098
  1,400,000 Michigan State, Strategic Fund Ltd.,
            Obligation Revenue (Camac LLC Project),
            (LOC: NBD Bank),
            5.500% due 08/01/28++                                      1,400,000
  5,305,000 Michigan State, Strategic Fund Ltd.,
            Obligation Revenue (LOC: Barclays
            Bank PLC),
            5.000% due 09/01/30++                                      5,305,000
    500,000 Michigan State, Strategic Fund Ltd., PCR
            (Consumers Power Company Project),
            Refunding (AMBAC Insured),
            4.900% due 04/15/18++                                        500,000
  2,600,000 Midland County, Michigan, Economic
            Development Corporation Revenue
            (Dow Chemical Company Project),
            5.150% due 12/01/23++                                      2,600,000
                                                                     -----------
                                                                      10,820,875


The accompanying notes are an integral part of these financial statements.

     The Montgomery Funds
           FEDERAL
     TAX-FREE MONEY FUND
I  n  v  e  s  t  m  e  n  t  s


Principal Amount                                            Value (Note 1)
MUNICIPAL BONDS AND NOTES -  CONTINUED
MISSISSIPPI - 0.1%
$   290,000 Vicksburg Warren, Mississippi, School
            District, Certificates of Participation
            (MBIA Insured),
            4.600% due 04/01/00                                      $   290,947
MISSOURI - 6.8%
    100,000 Franklin County, Missouri,
            Reorganization School District No. R-013,
            General Obligation Bonds, Refunding,
            3.900% due 03/01/00                                           99,980
  1,900,000 Jackson County, Missouri, Industrial
            Development Authority Recreational
            Facilities Revenue (YMCA Greater Kansas
            Project) (LOC: UMB Bank N.A.),
            4.850% due 11/01/16++                                      1,900,000
  4,600,000 Kansas City, Missouri, Industrial
            Development Authority Revenue
            (Ewing Marion Kauffman Project),
            4.750% due 04/01/27++                                      4,600,000
    200,000 Kansas City, Missouri, School District
            Building Revenue (Elementary School
            Project) (FGIC Insured),
            4.300% due 02/01/00                                          200,022
    270,000 Missouri State, Development Financing
            Board, Infrastructure Facilities Revenue
            (Bolger Square Project), Series A
            (AMBAC Insured),
            5.250% due 06/01/00                                          271,633
  1,280,000 Missouri State, Economic and Industrial
            Development Revenue Bonds, Export and
            Infrastructure Board, Series E,
            5.950% due 09/01/10++                                      1,280,000
  5,000,000 Missouri State, Health and Educational
            Facilities Authority, Educational Facilities
            Revenue (Drury College), Refunding
            (LOC: Mercantile Bank N.A.),
            4.850% due 12/01/24++                                      5,000,000
  2,000,000 Missouri State, Health and Educational
            Facilities Authority, Educational Facilities
            Revenue (St. Louis University),
            4.550% due 10/01/24++                                      2,000,000
                                                                     -----------
                                                                      15,351,635
NEBRASKA - 0.2%
    360,000 Douglas County, Nebraska, Zoo Facilities
            Revenue (Omaha's Henry Doorly Zoo
            Project), Refunding,
            4.250% due 09/01/00                                          360,000
    200,000 Omaha, Nebraska, Public Power District,
            Nebraska Electric Revenue Bonds,
            4.300% due 02/01/00                                          200,098
                                                                     -----------
                                                                         560,098
NEVADA - 0.8%
  1,000,000 Clark County, Nevada, School District,
            Refunding (MBIA Insured),
            4.950% due 03/01/00                                       $1,002,124
    400,000 Nevada State, Colorado River
            Commission Revenue Bonds, Refunding,
            5.500% due 07/01/00                                          402,995
    455,000 North Las Vegas, Nevada, Water & Sewer
            General Obligation (FGIC Insured),
            4.800% due 08/01/00                                          457,961
                                                                     -----------
                                                                       1,863,080
NEW JERSEY - 0.8%
    420,000 Burlington Township, New Jersey, General
            Obligation Bonds (FGIC Insured),
            4.875% due 07/15/00                                          422,678
  1,300,000 New Jersey Economic Development
            Authority, Natural Gas Facilities Revenue
            (New Jersey Natural Gas Company
            Project) (AMBAC Insured),
            4.750% due 08/01/30++                                      1,300,000
                                                                     -----------
                                                                       1,722,678
NEW MEXICO - 0.8%
  1,000,000 Albuquerque, New Mexico, Joint Water &
            Sewer System Revenue Bonds,
            6.000% due 07/01/15                                        1,010,105
    650,000 Silver City, New Mexico, Revenue Bonds,
            Refunding (LOC: Lasalle National Bank),
            5.550% due 11/15/10++                                        650,000
                                                                     -----------
                                                                       1,660,105
NEW YORK - 2.2%
    250,000 Hempstead Town, New York, Series C,
            General Obligation Bonds,
            4.800% due 02/15/00                                          250,447
    100,000 Huntington, New York, General
            Obligation Bonds (FGIC Insured),
            6.700% due 02/01/00                                          100,209
  4,100,000 New York State, Dormitory Authority
            Revenue (Memorial Sloan-Kettering),
            Refunding (LOC: Chase
            Manhattan Bank),
            4.950% due 07/01/19++                                      4,100,000
    350,000 New York State, Dormitory Authority
            Revenue Bonds, Refunding,
            5.500% due 02/15/07++                                        350,000
    100,000 New York State, Tollway Authority,
            Highway & Bridge Trust Fund Revenue
            Bonds, Series A (AMBAC Insured),
            4.900% due 04/01/00                                          100,222
                                                                     -----------
                                                                       4,900,878
NORTH CAROLINA - 0.2%
    400,000 Raleigh-Durham, North Carolina, Airport
            Authority Special Facilities Revenue
            (American Airlines, Inc.), Refunding
            (LOC: Bank of America N.A.),
            4.950% due 11/01/15++                                        400,000



The accompanying notes are an integral part of these financial statements.

                                                      The Montgomery Funds
                                                             FEDERAL
                                                       TAX-FREE MONEY FUND
                                                 I  n  v  e  s  t  m  e  n  t  s


Principal Amount                                                  Value (Note 1)
MUNICIPAL BONDS AND NOTES - CONTINUED
OHIO - 3.4%
$ 3,720,000 Clermont County, Ohio, Hospital
            Facilities Revenue, Series B
            (Mercy Health System),
            5.750% due 09/01/21++                                    $ 3,720,000
  1,200,000 Franklin County, Ohio, Hospital Revenue
            (Holy Cross Health Systems),
            5.400% due 06/01/16++                                      1,200,000
    280,000 Franklin County, Ohio, Hospital Revenue
            Bonds, Refunding,
            7.600% due 05/15/20                                          289,289
  2,500,000 Ohio State, Air Quality Development
            Authority Revenue
            (Cincinnati Gas & Electric),
            4.750% due 09/01/30++                                      2,500,000
                                                                     -----------
                                                                       7,709,289
OKLAHOMA - 0.1%
    200,000 Tulsa County, Oklahoma, Independent
            School District No. 003 Broken Arrow,
            General Obligation Bonds,
            4.300% due 08/01/00                                          200,218
OREGON - 1.5%
    230,000 Lake Oswego, Oregon, General
            Obligation Bonds,
            4.625% due 06/01/00                                          230,902
    220,000 Medford, Oregon, Gas Tax Revenue
            (FSA Insured),
            4.000% due 02/01/00                                          220,119
  1,000,000 Multnomah County, Oregon,
            School District No. 1J Portland,
            General Obligation Bonds,
            4.500% due 06/01/00                                        1,002,021
    800,000 Port Morrow, Oregon,
            Environmental Improvement Revenue
            (Portland General Electric Company),
            5.550% due 12/01/31++                                        800,000
    390,000 Umatilla Indian Reservation, Oregon,
            Confederated Tribes, Series A,
            General Obligation Bonds
            (LOC: Bank of America),
            4.200% due 02/01/00                                          390,226
    700,000 Washington County, Oregon, Housing
            Authority Multi-family Revenue (Cedar
            Mill Project) (LOC: Bank of Nova Scotia),
            5.500% due 09/01/25++                                        700,000
                                                                     -----------
                                                                       3,343,268
PENNSYLVANIA - 3.0%
  2,400,000 Emmaus, Pennsylvania,
            General Authority Revenue Bonds,
            5.700% due 03/01/24++                                      2,400,000
  2,000,000 Emmaus, Pennsylvania, General Authority
            Revenue Bonds (LOC: KBC Bank N.V.),
            5.650% due 03/01/24++                                      2,000,000
    200,000 Hampton Township, Pennsylvania,
            Municipal Authority Water
            Revenue Bonds,
            6.850% due 05/01/12                                         $201,779
    125,000 Johnstown, Pennsylvania, New Public
            Housing Revenue Bonds,
            5.125% due 11/01/00                                          126,204
  1,900,000 Schuylkill County, Pennsylvania,
            Industrial Development Authority
            Reserve Recovery Revenue (Northeastern
            Power Company), Refunding
            (LOC: Credit Local de France),
            4.750% due 12/01/22++                                      1,900,000
                                                                     -----------
                                                                       6,627,983
SOUTH CAROLINA - 1.2%
    450,000 Horry County, South Carolina School
            District, Series B, General Obligation
            Bonds (MBIA Insured),
            6.500% due 03/01/00                                          452,338
  1,980,000 Myrtle Beach, South Carolina,
            Water & Sewer Revenue Bonds,
            6.000% due 03/01/20                                        1,987,117
    350,000 Richland County, South Carolina,
            Recreation District, General
            Obligation Bonds,
            7.000% due 03/01/00                                          351,724
                                                                     -----------
                                                                       2,791,179
TENNESSEE - 0.9%
  1,000,000 Clarksville, Tennessee, Public Building
            Authority Revenue Bonds, Refunding,
            4.750% due 12/01/00                                        1,000,000
    750,000 Rutherford County, Tennessee,
            Industrial Development Board
            (Square D Company Project),
            Refunding (LOC: Societe Generale),
            5.350% due 04/01/17++                                        750,000
    265,000 Sullivan County, Tennessee Health
            Educational & Housing Facilities Board
            Revenue Bonds, Refunding
            (MBIA Insured),
            7.250% due 02/15/20                                          271,298
                                                                     -----------
                                                                       2,021,298
TEXAS - 6.4%
    125,000 Angleton, Texas, Independent School
            District, General Obligation Bonds,
            6.000% due 02/15/05                                          125,288
    110,000 Aransas County, Texas, Naval District,
            General Obligation Bonds,
            7.000% due 02/15/00                                          110,389
    300,000 Austin, Texas, Independent School
            District, General Obligation
            Bonds, Prerefunded,
            7.100% due 08/01/04                                          305,520



The accompanying notes are an integral part of these financial statements.

     The Montgomery Funds
           FEDERAL
     TAX-FREE MONEY FUND
I  n  v  e  s  t  m  e  n  t  s

Principal Amount                                                  Value (Note 1)
MUNICIPAL BONDS AND NOTES -  CONTINUED
TEXAS -  CONTINUED
$   500,000 Brazos River Authority, Texas, Pollution
            Control Revenue (Texas Utilities Electric
            Company), Refunding (AMBAC Insured),
            5.400% due 06/01/30++ ..................................  $  500,000
  1,200,000 Calhoun County, Texas, Naval Industrial
            Development Authority, Port Revenue
            (Formosa Plastics Corporation)
            (LOC: Bank of America),
            5.300% due 11/01/15++ ..................................   1,200,000
  2,000,000 County of Bexar, Texas, Metropolitan
            Water District, Commercial Paper,
            3.850% due 01/26/00 ....................................   2,000,000
    320,000 Flower Mound, Texas, Waterworks &
            Sewer Revenue Bonds (FSA Insured),
            5.250% due 09/01/00 ....................................     322,785
    200,000 Garland, Texas, Independent School
            District, General Obligation Bonds,
            Prerefunded (AMBAC Insured),
            6.000% due 08/15/09 ....................................     202,221
    250,000 Grapevine-Colleyville, Texas,
            Independent School District,
            General Obligation Bonds,
            8.250% due 06/15/00 ....................................     254,909
  1,300,000 Gulf Coast Waste Disposal Authority,
            Texas, Environmental Facilities Revenue
            (Amoco Oil Company
            Project), Refunding,
            5.350% due 01/01/26++ ..................................   1,300,000
  1,100,000 Gulf Coast Waste Disposal Authority,
            Texas, Revenue (Amoco Oil Company
            Project), Refunding,
            5.350% due 08/01/23++ ..................................   1,100,000
    790,000 Harlingen, Texas, Airport Improvement
            Revenue Bonds, Refunding
            (AMBAC Insured),
            3.450% due 02/15/00 ....................................     790,000
    580,000 Harris County, Texas, Health Facilities
            Development Revenue (Texas Medical
            Center Project) (MBIA Insured),
            7.375% due 05/15/20 ....................................     599,747
    350,000 Huffman, Texas, Independent School
            District, General Obligation Bonds,
            7.250% due 02/15/00 ....................................     351,353
  1,000,000 Mansfield, Texas, Independent School
            District, General Obligation Bonds,
            5.000% due 02/15/00 ....................................   1,001,414
  1,000,000 North Harris, Texas, Montgomery
            Community College District,
            General Obligation Bonds,
            5.000% due 02/15/00 ....................................   1,001,462
   $100,000 North Harris, Texas, Montgomery
            Community College District, General
            Obligation Bonds, Refunding
            (FGIC Insured),
            4.800% due 08/15/00 ....................................     100,357
  1,800,000 Port Arthur, Texas, Naval District Revenue
            (Texaco, Inc. Project), Refunding,
            4.950% due 10/01/24++ ..................................   1,800,000
    100,000 Tarrant County, Texas, Hospital District,
            General Obligation Bonds,
            5.100% due 08/15/00 ....................................     100,539
    200,000 Texas State, General Obligation Bond,
            6.900% due 04/01/00 ....................................     201,452
    250,000 Trinity River Authority, Texas, Revenue
            (Tarrant County Water Project),
            Refunding (AMBAC Insured),
            4.800% due 02/01/00 ....................................     250,154
    675,000 University, Texas, University
            Revenue Bonds,
            4.500% due 08/15/00                                          678,454
                                                                      ----------
                                                                      14,296,044
UTAH - 3.5%
    260,000 Davis County, Utah, School District,
            General Obligation Bonds
            (AMBAC Insured),
            7.000% due 06/01/03 ....................................     263,513
  7,000,000 Salt Lake City, Utah, Revenue Bonds,
            5.650% due 01/01/20++ ..................................   7,000,000
    500,000 Utah State Building Ownership Authority,
            Series A (State Facilities Master
            Lease Project),
            5.500% due 05/15/00 ....................................     503,864
                                                                      ----------
                                                                       7,767,377
VIRGINIA - 1.1%
    250,000 Fairfax County, Virginia, Series A, General
            Obligation Bonds, Refunding,
            4.700% due 06/01/00 ....................................     251,413
    100,000 Henrico County, Virginia, General
            Obligation Bonds, Refunding,
            4.500% due 01/15/00 ....................................     100,020
  1,300,000 Roanoke, Virginia, Industrial
            Development Authority, Hospital
            Revenue Bonds,
            4.800% due 07/01/27++ ..................................   1,300,000
    815,000 Virginia State, Series B, General
            Obligation Bonds, Refunding,
            4.200% due 06/01/00 ....................................     817,949
                                                                      ----------
                                                                       2,469,382
WASHINGTON - 8.8%
    200,000 Island County, Washington, School
            District No. 201 Oak Harbor, General
            Obligation Bonds, Refunding,
            3.950% due 12/01/00 ....................................     199,376




The accompanying notes are an integral part of these financial statements.

The Montgomery Funds
         Federal
   Tax-Free Money Fund
I  n  v  e  s  t  m  e  n  t  s


Principal Amount                                                  Value (Note 1)
MUNICIPAL BONDS AND NOTES - CONTINUED
WASHINGTON - CONTINUED
  $ 380,000 Kitsap County, Washington, General
            Obligation Bonds, Series B, Refunding
            (AMBAC Insured),
            4.250% due 07/01/00                                      $   381,096
  1,000,000 Port Seattle, Washington, Industrial
            Development Corporation Revenue
            (Sysco Food Services Project), Refunding,
            5.650% due 11/01/25++                                      1,000,000
    450,000 Richland, Washington, Water and Sewer
            Revenue Bonds, Refunding
            (AMBAC Insured),
            4.000% due 04/01/00                                          450,649
  5,000,000 Seattle, Washington, Municipality
            Metropolitan Seattle Sewer
            Revenue, Prerefunded,
            6.875% due 01/01/31                                        5,096,000
    320,000 Washington State, Certificates of
            Participation, Series A,
            3.250% due 01/01/00                                          320,000
    200,000 Washington State, General Obligation
            Bonds, Series R-94A,
            4.500% due 08/01/00                                          200,328
  1,600,000 Washington State, Housing Finance
            Community, Elderly Housing Revenue
            (Riverview Retirement Project)
            (LOC: U.S. Bank N.A.),
            5.550% due 07/01/22++                                      1,600,000
  2,200,000 Washington State, Housing Finance
            Community, Multi-family Mortgage
            Revenue (Canyon Lakes II Project)
            (LOC: U.S. Bank of Washington),
            6.000% due 10/01/19++                                      2,200,000
  2,225,000 Washington State, Housing Finance
            Community, Multi-family Mortgage
            Revenue (Winterhill Apartments Project)
            (FSA Insured),
            5.550% due 07/01/28++                                      2,225,000
  2,000,000 Washington State, Housing Finance
            Community, Nonprofit Housing Revenue
            (Emerald Heights Project)
            (LOC: U.S. Bank N.A.),
            4.850% due 01/01/21++                                      2,000,000
  1,875,000 Washington State, Housing Finance
            Community, Nonprofit Housing Revenue
            (Nikkei Concerns Projects)
            (LOC: U.S. Bank N.A.),
            5.500% due 10/01/19++                                      1,875,000
    500,000 Washington State, Public Power Supply
            System Nuclear Project No. 2 Revenue
            Bonds, Refunding,
            4.375% due 07/01/00                                          501,139
  1,740,000 Washington State, Public Power Supply
            System Nuclear Project No. 3 Revenue
            Bonds, Refunding,
            7.250% due 07/01/15                                        1,774,800
                                                                     -----------
                                                                      19,823,388
WEST VIRGINIA - 1.7%
  2,500,000 Pleasants County, West Virginia,
            Pollution Control Revenue
            (American Cyanamid Company Project),
            5.650% due 12/01/20++                                      2,500,000
    900,000 West Virginia School Building Authority
            Revenue (MBIA Insured),
            6.750% due 07/01/10                                          929,236
    340,000 West Virginia State Parkways
            Development & Tourism Authority
            Revenue Bonds, Refunding
            (FGIC Insured),
            4.800% due 05/15/00                                          340,330
                                                                     -----------
                                                                       3,769,566
WISCONSIN - 7.0%
    200,000 Ashwaubenon, Wisconsin, General
            Obligation Bonds,
            4.300% due 03/01/00                                          200,067
  1,200,000 Carlton, Wisconsin, Pollution Control
            Revenue (Wisconsin Power & Light
            Company Project),
            5.600% due 08/01/15++                                      1,200,000
    200,000 Green Bay, Wisconsin, Area Public School
            District, General Obligation Bonds,
            6.500% due 04/01/00                                          201,266
    100,000 Janesville, Wisconsin, General
            Obligation Bonds,
            4.000% due 02/01/00                                           99,922
    500,000 Milwaukee, Wisconsin, General
            Obligation Bonds,
            6.700% due 06/15/01                                          506,296
  5,000,000 Milwaukee, Wisconsin, Industrial
            Development Revenue
            (Sellars Absorbent Materials Project)
            (LOC: Firstar Bank Milwaukee),
            5.650% due 09/01/19++                                      5,000,000
  2,000,000 Monona Grove, Wisconsin,
            School District Notes,
            4.500% due 08/01/00                                        2,001,081
    200,000 Sheboygan, Wisconsin, Area School
            District, General Obligation Notes,
            3.900% due 04/01/00                                          200,000
    250,000 Sheboygan, Wisconsin, General
            Obligation Bonds, Series A,
            4.000% due 10/01/00                                          250,178



The accompanying notes are an integral part of these financial statements.

     The Montgomery Funds
          FEDERAL
     TAX-FREE MONEY FUND
I  n  v  e  s  t  m  e  n  t  s

Principal Amount                                                  Value (Note 1)
MUNICIPAL BONDS AND NOTES -  CONTINUED
WISCONSIN -  CONTINUED
$ 6,000,000 Wisconsin State Health & Educational
            Facilities Authority Revenue
            (Aurora Health Care, Inc.)
            (LOC: First National Bank of Chicago),
            5.125% due 02/15/29++                                  $   5,999,280
                                                                   -------------
                                                                      15,658,090
WYOMING - 0.8%
    700,000 Gillette, Wyoming, Environmental
            Improvement Revenue (Black Hills Power
            & Light Corporation Project),
            5.600% due 06/01/24++                                        700,000
  1,050,000 Lincoln County, Wyoming, Pollution
            Control Revenue (Exxon Project),
            5.050% due 07/01/17++                                      1,050,000
                                                                   -------------
                                                                       1,750,000
TOTAL INVESTMENTS - 101.3%
(At amortized cost*)                                                 227,220,226
OTHER ASSETS AND LIABILITIES - (1.3)%
(Net)                                                                 (2,833,380)
                                                                   --------------
NET ASSETS - 100.0%                                                $ 224,386,846
                                                                   =============


(*)  Aggregate cost for federal tax purposes.

++   Floating-rate note reflects the rate in effect at December 31, 1999.

Abbreviations:

AMBAC  American Municipal Bond Assurance Corporation
FGIC   Federal Guaranty Insurance Corporation
FSA    Financial Security Assurance
LOC    Letter of Credit
MBIA   Municipal Bond Investors Assurance
PCR    Pollution Control Revenue




The accompanying notes are an integral part of these financial statements.

                                                     THE MONTGOMERY FUNDS
                                                          CALIFORNIA
                                                      TAX-FREE MONEY FUND
                                                I  N  V  E  S  T  M  E  N  T  S

P O R T F O L I O   I N V E S T M E N T S
December 31, 1999 (Unaudited)

Principal Amount                                                                       Value (Note 1)

MUNICIPAL BONDS AND
 NOTES - 89.3%
CALIFORNIA - 84.8%
$ 3,400,000             Abag, California, Financing Authority
                        Revenue, Nonprofit Corporation,
                        Certificates of Participation,
                        Series C, Refunding,
                        4.550% due 10/01/27++ ......................................    $ 3,400,000
  1,000,000             Anaheim, California, Certificates of
                        Participation (AMBAC Insured),
                        7.125% due 05/15/13 ........................................      1,034,202
  2,300,000             Anaheim, California, Unified High School
                        Districts, Certificates of Participation
                        (FSA Insured)
                        5.000% due 09/01/29++ ......................................      2,300,000
  1,200,000             Anaheim, California, Unified School
                        District, Certificates of Participation,
                        4.100% due 09/01/13++ ......................................      1,200,000
    250,000             Atascadero, California, Unified School
                        District, Certificates of Participation,
                        7.200% due 08/01/11 ........................................        259,935
  2,000,000             Azusa, California, Multi-Family
                        Housing Revenue,
                        5.150% due 07/15/15++ ......................................      2,000,000
    260,000             Belmont, California, Redevelopment
                        Agency Tax Allocation (AMBAC Insured),
                        4.375% due 08/01/00 ........................................        261,137
  5,000,000             California Educational Facilities Authority,
                        3.400% due 01/14/00++ ......................................      5,000,000
    500,000             California Educational Facilities Authority,
                        5.150% due 07/01/26++ ......................................        500,000
  1,105,000             California Educational Facilities Authority,
                        6.200% due 01/01/02++ ......................................      1,127,097
  2,000,000             California Educational Facilities Authority
                        Revenue, Pepperdine University, Series B,
                        4.900% due 11/01/29 ........................................      2,000,000
    335,000             California Educational Facilities Authority
                        Revenue, Pomona College,
                        2.900% due 01/01/00 ........................................        335,000
  1,500,000             California Health Facilities Financing
                        Authorities Revenue, Pomona Valley,
                        7.000% due 01/01/18 ........................................      1,522,500
    600,000             California Health Facilities Financing
                        Authority Revenue,
                        7.500% due 05/01/20 ........................................        620,598
  4,700,000             California Health Facilities Financing
                        Authority Revenue (MBIA Insured),
                        5.260% due 08/15/28 ........................................      4,700,000
$12,950,000             California Health Facilities
                        Financing Authority Revenue,
                        Memorial Health Services,
                        5.050% due 10/01/24++ ......................................    $12,950,000
    800,000             California Pollution Control
                        Financing Authority,
                        4.400% due 11/01/26++ ......................................        800,000
  2,000,000             California Pollution Control
                        Financing Authority,
                        4.450% due 02/01/16++ ......................................      2,000,000
  4,000,000             California Schools Cash
                        Reserve Authority, Series A,
                        4.000% due 07/03/00 ........................................      4,017,547
    100,000             California State,
                        5.600% due 09/01/00 ........................................        101,362
    690,000             California State,
                        5.900% due 02/01/00 ........................................        691,489
    250,000             California State,
                        9.600% due 04/01/00 ........................................        253,643
    250,000             California State (FGIC Insured),
                        6.600% due 10/01/00 ........................................        255,188
    400,000             California State Department of Water
                        Resources, Central Valley Project Revenue,
                        Series H,
                        6.900% due 12/01/11 ........................................        414,296
    380,000             California State Department of Water
                        Resources, Central Valley Project
                        Revenue, Series I,
                        6.600% due 12/01/19 ........................................        390,928
  6,000,000             California State Economic Development
                        Financing Authority Revenue,
                        4.000% due 04/01/08++ ......................................      6,000,000
    250,000             California State Public Works Board
                        Energy Efficiency Revenue, Series B
                        (AMBAC Insured),
                        4.200% due 03/01/00 ........................................        250,485
  1,865,000             California State Public Works
                        Board Leasing Revenue,
                        7.000% due 09/01/15 ........................................      1,944,417
    365,000             California State, University
                        Trust Certificates,
                        6.450% due 06/01/02 ........................................        379,391
  5,500,000             California Statewide Communities
                        Development Authority Revenue, Series A,
                        4.000% due 06/30/00 ........................................      5,521,047
  3,000,000             California Statewide Communities
                        Development Authority,
                        Certificates of Participation,
                        4.000% due 09/29/00 ........................................      3,001,423

The accompanying notes are an integral part of these financial statements.

     THE MONTGOMERY FUNDS
          CALIFORNIA
     TAX-FREE MONEY FUND
I  N  V  E  S  T  M  E  N  T  S

Principal Amount                                                                           Value (Note 1)

MUNICIPAL BONDS AND
 NOTES - CONTINUED
CALIFORNIA - CONTINUED
$   500,000              California Statewide Communities
                         Development Authority,
                         Certificates of Participation,
                         4.100% due 07/01/00 ...........................................   $    500,959
  8,800,000              California Statewide Community
                         Development Authority, Certificate of
                         Participation (FSA Insured),
                         5.260% due 12/01/15++ .........................................      8,800,000
  4,675,000              California, Pollution Control
                         Financing Authority,
                         4.400% due 11/01/26 ...........................................      4,675,000
    100,000              Capinteria, California Sanitation District
                         Capital Facilities Revenue (FGIC Insured),
                         7.500% due 07/01/00 ...........................................        101,892
  3,300,000              Central Valley, California Schools
                         Finance Authority,
                         3.500% due 01/27/00 ...........................................      3,300,906
  2,300,000              Central Unified School District, TRANS,
                         4.250% due 12/20/00 ...........................................      2,309,637
  1,000,000              Conejo Valley, California
                         Unified School District,
                         4.500% due 08/01/00 ...........................................      1,005,377
  2,500,000              Contra Costa County, California Board of Education,
                         TRANS, 3.750%
                         due 06/30/00 ..................................................      2,507,786
  1,000,000              Contra Costa County,
                         Water District Revenue,
                         6.875% due 10/01/20 ...........................................      1,040,677
  1,100,000              Covina, California, Redevelopment Agency,
                         Multi-Family Revenue,
                         5.150% due 12/01/15++ .........................................      1,100,000
    450,000              Davis California Joint Unified School
                         Districts Yolo & Solano Counties, TRANS,
                         3.250% due 04/04/00 ...........................................        450,164
     75,000              East Bay Municipal Utility District,
                         Series M, 7.500% due 03/01/00 .................................         75,483
  4,000,000              East Bay, California,
                         Municipal Utility District,
                         3.200% due 03/08/00 ...........................................      4,000,000
    250,000              East Bay, California, Municipal Utility
                         District, Water System Revenue
                         (FGIC Insured),
                         6.000% due 06/01/00 ...........................................        252,829
  2,000,000              Foothill, California, Transportation Zone
                         Certificates of Participation, TRANS,
                         5.050% due 11/01/00 ...........................................      2,020,211
    550,000              Fresno, California, Unified School District
                         Certificates of Participation,
                         6.600% due 05/01/07 ...........................................        566,423
$ 2,545,000              Golden Empire Schools Finance Authority,
                         Var-Kern High School District, Series A,
                         4.950% due 12/01/24++ .........................................   $  2,545,000
  1,000,000              Health Facilities Financing Authority,
                         4.250% due 09/01/28 ...........................................      1,000,000
    725,000              Imperial County, California, Certificates of
                         Participation (MBIA Insured),
                         3.500% due 02/15/00 ...........................................        725,462
    255,000              Indio, California, Public
                         Financing Authority Revenue,
                         6.850% due 08/15/01 ...........................................        264,845
    275,000              Indio, California, Public
                         Financing Authority Revenue,
                         6.950% due 08/15/02 ...........................................        285,611
  1,000,000              Irvine California Improvement Bonds,
                         Act of 1915,
                         4.200% due 09/02/22++ .........................................      1,000,000
  1,000,000              Irvine California Improvement Bonds,
                         Act of 1915,
                         4.200% due 09/02/23++ .........................................      1,000,000
    400,000              Kaweah Delta Healthcare District,
                         California Revenue,
                         Series A (MBIA Insured),
                         3.100% due 06/01/00 ...........................................        400,000
  1,800,000              Kern County, California Board of
                         Education, Tax Revenue,
                         4.000% due 06/30/00 ...........................................      1,801,644
  1,000,000              Kern County, California,
                         Certificates of Participation,
                         5.000% due 08/01/06++ .........................................      1,000,000
  2,400,000              Kern County, California, Certificates of
                         Participation, 5.000% due
                         08/01/06 ......................................................      2,400,000
  1,100,000              Kern County, California,
                         Certificates of Participation,
                         5.000% due 08/01/06++ .........................................      1,100,000
    200,000              Kern County, California, High School
                         District (MBIA Insured),
                         5.900% due 08/01/00 ...........................................        202,036
  2,705,000              Kern County, California, High School
                         District   (MBIA Insured),
                         5.260% due 02/01/13++ .........................................      2,705,000
    250,000              Long Beach, California, Harbor Revenue,
                         7.150% due 05/15/00 ...........................................        253,796
  8,000,000              Long Beach, California,
                         Health Facilities Revenue,
                         5.050% due 10/01/16++ .........................................      8,000,000
  2,000,000              Los Angeles County, California Schools
                         Pooled Financing Program,
                         Certificates of Participation, Series A,
                         4.000% due 06/30/00 ...........................................      2,008,479

The accompanying notes are an integral part of these financial statements.

                                                     THE MONTGOMERY FUNDS
                                                          CALIFORNIA
                                                      TAX-FREE MONEY FUND
                                                I  N  V  E  S  T  M  E  N  T  S

Principal Amount                                                                     Value (Note 1)
MUNICIPAL BONDS AND
 NOTES-CONTINUED
CALIFORNIA - CONTINUED
$1,080,000                Los Angeles County, California,
                          Certificates of Participation,
                          7.000% due 03/01/02 ....................................     $1,109,269
   250,000                Los Angeles County, California,
                          Commercial Transportation,
                          Certificates of Participation,
                          5.900% due 07/01/00 ....................................        252,306
   300,000                Los Angeles County, California, Schools
                          Regionalized Business Services, Series A
                          (FSA Insured),
                          3.850% due 06/01/00 ....................................        300,865
 1,000,000                Los Angeles, California Department of
                          Water & Power Electricity Plant Revenue,
                          9.000% due 09/01/00 ....................................      1,034,240
 2,000,000                Los Angeles, California Wastewater
                          System Revenue,
                          3.150% due 02/18/00 ....................................      2,000,000
   200,000                Los Angeles, California Wastewater
                          System Revenue (AMBAC Insured),
                          5.500% due 06/01/00 ....................................        201,305
 2,045,000                Los Angeles, California Wastewater
                          System Revenue (MBIA Insured),
                          6.600% due 02/01/00 ....................................      2,050,249
 1,990,000                Los Angeles, California, Community
                          Redevelopment Agency,
                          4.300% due 04/01/09++ ..................................      1,990,000
   200,000                Los Angeles, California, Departments of
                          Airport Revenue,
                          4.250% due 05/15/00 ....................................        200,662
   715,000                Los Angeles, California, State Building
                          Authority Lease Revenue,
                          4.000% due 10/01/00 ....................................        717,595
 5,000,000                Los Angeles, California, Wastewater
                          System Revenue,
                          3.600% due 02/04/00 ....................................      5,000,000
 4,025,000                Los Angeles, California, Wastewater
                          System Revenue,
                          7.150% due 06/01/20 ....................................      4,165,922
 5,250,000                Los Angeles, California, Wastewater
                          System Revenue (MBIA Insured),
                          3.600% due 01/13/00 ....................................      5,250,000
 3,500,000                Los Angeles, California,
                          Water & Power Authority,
                          3.550% due 03/10/00 ....................................      3,500,000
 4,200,000                Metropolitan Water District, Southern
                          California Waterworks Revenue, Series C,
                          3.400% due 01/26/00 ....................................      4,200,000
 3,500,000                Metropolitan Water District, Southern
                          California Waterworks Revenue, Series C,
                          3.600% due 01/14/00 ....................................      3,500,000
$5,000,000                Metropolitan Water District, Southern
                          California Waterworks Revenue, Series C,
                          Morgan Guaranty Trust, NY
                          3.600% due 07/01/27 ....................................     $5,000,000
 2,140,000                Modesto, California Irrigation District,
                          Certificate of Participation,
                          (AMBAC Insured),
                          4.250% due 07/01/00 ....................................      2,145,605
 7,800,000                Modesto, California Irrigation District,
                          Certificate of Participation
                          (AMBAC Insured),
                          3.300% due 03/10/00 ....................................      7,800,000
 5,500,000                Modesto, California Irrigation District,
                          Certificate of Participation
                          (AMBAC Insured),
                          3.700% due 02/11/00 ....................................      5,500,000
 1,200,000                Newport Beach, California, Memorial
                          Hospital Revenue, Series B,
                          4.400% due 10/01/26++ ..................................      1,200,000
   500,000                Northern California Transmission Revenue,
                          Oregon Transit Project, Series A
                          (MBIA Insured),
                          7.000% due 05/01/00 ....................................        505,599
   500,000                Northern California, Power Agency,
                          Northwest Revenue (MBIA Insured),
                          4.200% due 06/01/00 ....................................        501,374
   300,000                Northern California, Transmission
                          Revenue, Oregon Transportation Project,
                          Series A (MBIA Insured),
                          7.000% due 05/01/10 ....................................        307,305
 3,700,000                Oakland, California, Tax & Revenue
                          Anticipation Notes,
                          4.250% due 09/29/00 ....................................      3,722,447
 5,800,000                Ontario California Industrial Development
                          Authority,
                          4.750% due 04/01/15++ ..................................      5,800,000
 1,300,000                Orange County California
                          Apartment Development Revenue,
                          Harbor Point, Issue D,
                          4.900% due 12/01/06++ ..................................      1,300,000
   750,000                Orange County Local Transportation
                          Authority, Sales Tax Revenue,
                          5.400% due 02/15/00 ....................................        752,314
 1,080,000                Orange County, California, Sanitation
                          District Certificates of Participation
                          (AMBAC Insured),
                          4.200% due 08/01/16++ ..................................      1,080,000
 1,600,000                Orange County, California
                          Improvement Bonds,
                          4.250% due 09/02/18++ ..................................      1,600,000

The accompanying notes are an integral part of these financial statements.

     THE MONTGOMERY FUNDS
          CALIFORNIA
     TAX-FREE MONEY FUND
I  N  V  E  S  T  M  E  N  T  S

Principal Amount                                                                   Value (Note 1)
MUNICIPAL BONDS AND
 NOTES -  CONTINUED
CALIFORNIA -
 CONTINUED

$ 1,000,000             Orange County, California, Apartment
                        Development Revenue,
                        3.400% due 12/01/06++ ....................................   $ 1,000,000
  2,500,000             Orange County, California, Recovery,
                        Certificates of Participation
                        (MBIA Insured),
                        5.260% due 07/01/19++ ....................................     2,500,000
  1,000,000             Orange County, California, Sanitation
                        District, Certificates of Participation,
                        Series C (FGIC Insured),
                        4.250% due 08/01/17++ ....................................     1,000,000
  2,500,000             Orange County, California, Special
                        Financing Authority, Teeter Plan Revenue,
                        Series B (AMBAC Insured),
                        5.000% due 11/01/14++ ....................................     2,500,000
  2,500,000             Orange County, California, Special
                        Financing Authority Teeter Plan Revenue
                        (AMBAC Insured),
                        4.250% due 11/01/14++ ....................................     2,500,000
    500,000             Orange County, California, Transportation
                        Authority Sales, TRANS,
                        3.900% due 02/15/00 ......................................       500,125
    250,000             Orange County, California, Transportation
                        Authority Sales Tax and Revenue
                        (FGIC Insured),
                        4.200% due 02/15/00 ......................................       250,155
  2,780,000             Orange County, California, Transportation
                        Authority Sales Tax and Revenue
                        (MBIA Insured),
                        5.400% due 02/15/00 ......................................     2,786,382
  1,600,000             Orange County, California, Recovery,
                        Certificates of Participation
                        (MBIA Insured),
                        5.260% due 07/01/19 ......................................     1,600,000
  2,175,000             Orange County, California, Water District
                        Project, Series B,
                        3.550% due 01/24/00 ......................................     2,175,000
    410,000             Palmdale, California, Elementary School
                        District (FSA Insured),
                        3.700% due 08/01/00 ......................................       410,000
  3,470,000             Pittsburgh, California,
                        Mortgage Obligation,
                        5.350% due 12/30/31++ ....................................     3,470,000
  4,800,000             Rancho, California, Water District
                        Financing Authority Revenue
                        (FGIC Insured),
                        5.000% due 08/15/29++ ....................................     4,800,000
    660,000             RE Badger, Water Facilities Financing
                        Authority, California Waterworks Revenue
                        (FGIC Insured),
                        4.500% due 10/01/00 ......................................       664,075
$ 3,250,000             Riverside County, Teeter
                        Financing Program,
                        3.500% due 01/26/00 ......................................   $ 3,250,000
  1,500,000             Sacramento County, California, Housing
                        Authority Multi-Family Housing Revenue
                        (MBIA Insured),
                        6.500% due 06/01/15 ......................................     1,548,399
    250,000             San Bernardino County, California,
                        Transportation Authority Sales Tax
                        Refunding Revenue Bonds, Series A
                        (MBIA Insured),
                        5.000% due 03/01/00 ......................................       250,480
  5,000,000             San Diego, California TRANS,
                        3.550% due 01/12/00 ......................................     5,000,000
  1,070,000             San Francisco California, City and County
                        Financial Corporate Lease Revenue,
                        Emergency Radio,
                        3.700% due 04/01/00 ......................................     1,071,870
  3,975,000             San Francisco, California Bay Area, Rapid
                        Transit District Sales Revenue
                        (AMBAC Insured),
                        6.750% due 07/01/09 ......................................     4,113,667
    250,000             San Francisco, California Bay Area, Rapid
                        Transit District Sales Revenue
                        (FGIC Insured),
                        6.100% due 07/01/00 ......................................       253,186
    500,000             San Francisco, California, Bay Area Rapid
                        Transit District Sales Tax Revenue,
                        6.700% due 07/01/00 ......................................       508,527
    375,000             San Francisco, California, City & County,
                        City Hall Improvement Project, Series A
                        (FGIC Insured),
                        6.100% due 06/15/00 ......................................       380,011
    250,000             San Leandro, California, Unified School
                        District (FGIC Insured),
                        6.000% due 08/01/00 ......................................       253,389
    300,000             Santa Barbara County, California,
                        Local Transit Authority Sales Revenue
                        (FGIC Insured),
                        4.300% due 04/01/00 ......................................       300,862
    500,000             Santa Monica, California, Community
                        College District, Certificates of
                        Participation (AMBAC Insured),
                        3.200% due 06/01/00 ......................................       500,143
    400,000             Sonoma County, California, Water &
                        Wastewater Financing Authority
                        (FSA Insured),
                        4.000% due 08/01/00 ......................................       400,916
  1,000,000             Sonoma County, TRANS,
                        3.500% due 02/01/00 ......................................     1,000,529

The accompanying notes are an integral part of these financial statements.

                                                     THE MONTGOMERY FUNDS
                                                          CALIFORNIA
                                                      TAX-FREE MONEY FUND
                                                I  N  V  E  S  T  M  E  N  T  S

Principal Amount                                                                      Value (Note 1)
MUNICPAL BONDS AND
 NOTES -  CONTINUED
CALIFORNIA -
 CONTINUED
$ 4,594,000             Southeast Reserve Recovery Facilities
                        Authority, California Lease Revenue,
                        5.000% due 12/01/18 ........................................   $  4,594,000
    500,000             Southern California, Public Power
                        Authority, Power Project Revenue,
                        6.000% due 07/01/18 ........................................        505,550
  1,835,000             Southern California, Rapid Transit District
                        California, Certificates of Participation
                        (MBIA Insured),
                        7.625% due 07/01/00 ........................................      1,873,112
  1,000,000             Stockton, California Community
                        Facilities District,
                        7.750% due 08/01/15 ........................................      1,040,791
    510,000             Tri-City California Hospital District Revenue,
                        Series B (MBIA
                        Insured), 5.500% due 02/15/00 ..............................        511,540
  2,300,000             Union City, California
                        Multi-Family Housing Revenue,
                        4.000% due 07/15/29++ ......................................      2,300,000
  5,000,000             University of California, Revenue Series
                        (AMBAC Insured),
                        3.500% due 01/20/00 ........................................      5,000,000
  3,000,000             Ventura County, California, TRANS,
                        4.000% due 07/06/00 ........................................      3,003,268
    650,000             West Basin California, Municipal Water
                        District, Certificates of Participation
                        (AMBAC Insured),
                        6.600% due 08/01/03 ........................................        674,366
    165,000             West Basin, California, Municipal Water
                        District, Certificate of Participation,
                        7.000% due 08/01/11 ........................................        171,028
    765,000             West Basin, California, Municipal Water
                        District, Certificate of Participation
                        (AMBAC Insured),
                        6.850% due 08/01/16 ........................................        793,426
    900,000             Western Riverside County, California
                        Regional Wastewater Authority Revenue,
                        4.200% due 04/01/28++ ......................................        900,000
  5,550,000             Yuba County, California, TRANS,
                        3.750% due 02/10/00 ........................................      5,553,800

PUERTO RICO - 4.5%
    400,000             Puerto Rico, Electric Power Authority,
                        Revenue (MBIA Insured),
                        6.000% due 07/01/00 ........................................        404,402
  1,910,000             Puerto Rico GDB,
                        3.250% due 02/18/00 ........................................      1,910,000
  1,000,000             Puerto Rico GDB,
                        3.300% due 02/18/00 ........................................      1,000,000
  3,350,000             Puerto Rico GDB,
                        3.400% due 02/18/00 ........................................      3,350,000
$ 7,500,000             Puerto Rico GDB,
                        3.450% due 01/21/00 ........................................   $  7,500,000
                                                                                       ------------
                                                                                         14,164,402

                        TOTAL INVESTMENTS - 89.3%
                        (At amortized cost*) .......................................    283,390,958

                        OTHER ASSETS AND LIABILITIES - 10.7%
                        (Net) ......................................................     34,072,386
                                                                                       ------------
                        NET ASSETS - 100.0% ........................................   $317,463,344
                                                                                       ============

(*)  Aggregate cost for federal tax purposes.
++   Floating-rate note reflects the rate in effect at December 31, 1999.

Abbreviations:
AMBAC   American Municipal Bond Assurance Corporation
FGIC    Federal Guaranty Insurance Corporation
FSA     Financial Security Assurance
GO      General Obligation
LOC     Letter of Credit
MBIA    Municipal Bond Investors Assurance
TRANS   Tax and Revenue Anticipation

The Montgomery California Tax-Free Money Fund concentrates in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences, including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

The accompanying notes are an integral part of these financial statements.

       THE MONTGOMERY FUNDS
          STATEMENTS OF
     ASSETS AND LIABILITIES
D E C E M B E R   3 1 ,   1 9 9 9
          (Unaudited)

                                                                             GROWTH
ASSETS:                                                                       FUND
---------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
   Securities .....................................................        $557,314,174
   Repurchase agreements ..........................................           8,870,000
Cash ..............................................................                  --
Foreign currency, at value (Cost $130,398, $268,831 and $436,434,
 respectively) ....................................................                  --
Receivables:
   Dividends ......................................................           1,135,237
   Interest .......................................................               3,495
   Expenses absorbed by Manager ...................................                  --
   Shares of beneficial interest sold .............................             164,369
   Investment securities sold .....................................           6,436,958
Other assets ......................................................               4,657
                                                                           ------------
Total Assets ......................................................         573,928,890
                                                                           ------------

LIABILITIES:
---------------------------------------------------------------------------------------
Payables:
   Shares of beneficial interest redeemed .........................             742,201
   Investment securities purchased ................................             181,001
   Management fees ................................................             134,153
   Administration fees ............................................              32,133
   Share marketing plan fees (note 3) (Class P shares only) .......                 716
   Custodian fees .................................................              56,279
   Dividends ......................................................                  --
   Trustees' fees and expenses ....................................               4,914
   Accounting fees ................................................              23,875
   Cash overdrafts payable to custodian ...........................             150,436
   Transfer agency and servicing fees .............................             398,409
   Other accrued liabilities and expenses .........................             197,296
                                                                           ------------
Total Liabilities .................................................           1,921,413
                                                                           ============
Net Assets ........................................................        $572,007,477
                                                                           ------------
Investments at identified cost ....................................        $418,503,174

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net
 investment income/accumulated net investment loss) ...............        $    457,570
Accumulated net realized gain .....................................          56,435,832
Net unrealized appreciation .......................................         147,681,000
Shares of beneficial interest .....................................             266,551
Additional paid-in capital ........................................         367,166,524
                                                                           ------------
Net Assets ........................................................        $572,007,477

NET ASSETS:
---------------------------------------------------------------------------------------
   Class R shares .................................................        $571,849,647
   Class P shares .................................................             157,830
                                                                           ------------
Net Assets ........................................................        $572,007,477
   Class R shares outstanding .....................................          26,648,849
   Class P shares outstanding .....................................               7,288
Class R shares:  Net asset value, offering and redemption price per
 share outstanding ................................................        $      21.46
                                                                           ------------
Class P shares:  Net asset value, offering and redemption price per
 share outstanding ................................................        $      21.66
                                                                           ------------

The accompanying notes are an integral part of these financial statements.

                                                    U.S. EMERGING                               EQUITY          INTERNATIONAL
                                                        GROWTH            SMALL CAP             INCOME              GROWTH
                                                         FUND                FUND               FUND(*)              FUND
------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
   Securities ................................      $ 296,042,046       $ 161,408,806       $  16,414,052       $ 254,887,606
   Repurchase agreements .....................                 --           3,520,000             433,000           5,114,000
Cash .........................................                 --                  --                  --             544,511
Foreign currency, at value (Cost $130,398,
 $268,831 and $436,434, respectively) ........                 --                  --                  --             129,498
Receivables:
   Dividends .................................             35,010               7,740              21,335             168,664
   Interest ..................................                522                 689                 103               2,128
   Expenses absorbed by Manager ..............            712,870                  --             197,858                  --
   Shares of beneficial interest sold ........             88,408              61,686               6,562             962,899
   Investment securities sold ................         12,262,523                  --             794,436                  --
Other assets .................................              5,527                 196               2,359               6,695
                                                    -------------       -------------       -------------       -------------
Total Assets .................................        309,146,906         164,999,117          17,869,705         261,816,001
                                                    -------------       -------------       -------------       -------------
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ....            654,505             148,223              96,799             249,062
   Investment securities purchased ...........          6,227,146             148,500                  --             686,627
   Management fees ...........................            533,750              65,676             212,168               7,264
   Administration fees .......................             14,977              13,049               1,036              14,818
   Share marketing plan fees (note 3) (Class P                 --              37,310               6,810               5,758
    shares only) .............................
   Custodian fees ............................              9,781                  --              15,479              28,449
   Dividends .................................              2,788                  --                  --                  --
   Trustees' fees and expenses ...............              2,524               1,168               1,062               2,439
   Accounting fees ...........................              7,602               1,881                 453              10,588
   Cash overdrafts payable to custodian ......            550,883               9,513             288,388                  --
   Transfer agency and servicing fees ........            165,942               4,981              13,068              36,429
   Other accrued liabilities and expenses ....             89,111              17,737              22,610              71,246
                                                    -------------       -------------       -------------       -------------
Total Liabilities ............................          8,259,009             448,038             657,873           1,112,680
                                                    -------------       -------------       -------------       -------------
Net Assets ...................................      $ 300,887,897       $ 164,551,079       $  17,211,832       $ 260,703,321
                                                    -------------       -------------       -------------       -------------
Investments at identified cost                      $ 179,435,895       $  95,199,637       $  15,024,656       $ 209,787,774
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Undistributed net investment income/
 (distributions in excess of net investment
  income/accumulated net investment loss) ....      $  (1,729,969)      $    (736,924)      $        (574)      $  (1,395,006)
Accumulated net realized gain ................         40,301,685          14,636,473           1,296,020          15,220,862
Net unrealized appreciation ..................        116,606,151          69,729,169           1,822,396          50,210,379
Shares of beneficial interest ................            138,945              70,239              11,597             111,282
Additional paid-in capital ...................        145,571,085          80,852,122          14,082,393         196,555,804
                                                    -------------       -------------       -------------       -------------
Net Assets ...................................      $ 300,887,897       $ 164,551,079       $  17,211,832       $ 260,703,321
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
   Class R shares ............................      $ 300,887,897       $ 136,876,333       $  14,068,493       $ 255,733,134
   Class P shares ............................                N/A          27,674,746           3,143,339           4,970,187
                                                    -------------       -------------       -------------       -------------
Net Assets ...................................      $ 300,887,897       $ 164,551,079       $  17,211,832       $ 260,703,321
   Class R shares outstanding ................         13,894,481           5,828,314             947,628          10,915,468
   Class P shares outstanding ................                N/A           1,195,629             212,114             212,734
Class R shares:  Net asset value, offering
 and redemption price per share outstanding ..      $       21.66       $       23.48       $       14.85       $       23.43
                                                    -------------       -------------       -------------       -------------
Class P shares:  Net asset value, offering
 and redemption price per share outstanding ..                N/A       $       23.15       $       14.82       $       23.36
                                                    -------------       -------------       -------------       -------------

*Closed to new investors.

                                                     INTERNATIONAL           GLOBAL
                                                       SMALL CAP         OPPORTUNITIES
                                                        FUND(*)               FUND
                                                        -------               ----
Investments in securities, at value (note 1)
   Securities ................................       $  31,481,440       $  89,362,828
   Repurchase agreements .....................             171,000                  --
Cash .........................................                  --                  --
Foreign currency, at value (Cost $130,398,
 $268,831 and $436,434, respectively) ........             269,315             440,864
Receivables:
   Dividends .................................              37,570              53,762
   Interest ..................................                  27                 361
   Expenses absorbed by Manager ..............             233,531             238,005
   Shares of beneficial interest sold ........             222,696             117,395
   Investment securities sold ................             526,406           1,915,276
Other assets .................................               4,618               2,041
                                                     -------------       -------------
Total Assets .................................          32,946,603          92,130,532
                                                     -------------       -------------
--------------------------------------------------------------------------------------

LIABILITIES:
Payables:
   Shares of beneficial interest redeemed ....
   Investment securities purchased ...........               8,752              23,720
   Management fees ...........................                  --             646,382
   Administration fees .......................             252,708             231,636
   Share marketing plan fees (note 3) (Class P               3,839               4,792
    shares only) .............................                  38                  --
   Custodian fees ............................
   Dividends .................................              33,825              49,581
   Trustees' fees and expenses ...............                  --                  --
   Accounting fees ...........................               1,106                 633
   Cash overdrafts payable to custodian ......                 974                  --
   Transfer agency and servicing fees ........             827,041             816,871
                                                            29,363              24,780
   Other accrued liabilities and expenses ....              30,244              31,429
                                                     -------------       -------------
Total Liabilities ............................           1,187,890           1,829,824
                                                     -------------       -------------
Net Assets ...................................       $  31,758,713       $  90,300,708
Investments at identified cost                       -------------       -------------
                                                     $  30,445,823       $  64,564,406
--------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Undistributed net investment income/
 (distributions in excess of net investment
  income/accumulated net investment loss) ....       $    (340,228)      $    (380,152)
Accumulated net realized gain ................           1,048,270           6,982,700
Net unrealized appreciation ..................           1,209,505          24,800,103
Shares of beneficial interest ................              21,548              36,602
Additional paid-in capital ...................          29,819,618          58,861,455
                                                     -------------       -------------
Net Assets ...................................       $  31,758,713       $  90,300,708
--------------------------------------------------------------------------------------

NET ASSETS:
   Class R shares ............................       $  31,755,760       $  90,300,708
   Class P shares ............................               2,953                 N/A
Net Assets ...................................       $  31,758,713       $  90,300,708
   Class R shares outstanding ................           2,154,607           3,660,151
   Class P shares outstanding ................                 202                 N/A
Class R shares:  Net asset value, offering
 and redemption price per share outstanding ..       $       14.74       $       24.67
                                                     -------------       -------------
Class P shares:  Net asset value, offering
 and redemption price per share outstanding ..       $       14.65                 N/A
                                                     -------------       -------------

*Closed to new investors.

      THE MONTGOMERY FUNDS
          STATEMENTS OF
     ASSETS AND LIABILITIES
D e c e m b e r   3 1 ,   1 9 9 9
           (Unaudited)



                                                                               GLOBAL
                                                                           COMMUNICATIONS
ASSETS:                                                                         FUND
-----------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
   Securities .....................................................        $ 575,839,463
   Repurchase agreements ..........................................           23,235,000
Cash ..............................................................            5,882,158
Foreign currency, at value (Cost $6,876,902, $468,441, $5,442,159
 and $6,515,672, respectively) ....................................                   --
Receivables:
   Dividends ......................................................              265,787
   Interest .......................................................                6,312
   Variation margin on futures contracts ..........................                   --
   Expenses absorbed by Manager ...................................                   --
   Shares of beneficial interest sold .............................            2,591,425
   Investment securities sold .....................................               79,513
   Short sales ....................................................                   --
   Deferred organization costs (note 1) ...........................                   --
Other assets ......................................................                1,835
                                                                           -------------
Total Assets ......................................................          607,901,493
                                                                           -------------

LIABILITIES:
-----------------------------------------------------------------------------------------
Short sales (proceeds $124,983,837) (note 1) ......................                   --
Payables:
   Notes payable (note 4) .........................................                   --
   Deferred fee income on dollar roll transactions ................                   --
   Shares of beneficial interest redeemed .........................            1,526,345
   Investment securities purchased ................................            7,321,311
   Management fees ................................................               39,785
   Administration fees ............................................               30,248
   Share marketing plan fees (note 3) (Class P shares only) .......                   --
   Custodian fees .................................................               86,150
   Dividends ......................................................                   --
   Trustees' fees and expenses ....................................                3,403
   Accounting fees ................................................               10,444
   Cash overdrafts payable to custodian ...........................                   --
   Transfer agency and servicing fees .............................              122,529
   Other accrued liabilities and expenses .........................               90,553
                                                                           -------------
Total Liabilities .................................................            9,230,768
                                                                           -------------
Net Assets ........................................................        $ 598,670,725
                                                                           -------------
Investments at identified cost ....................................        $ 377,234,031
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net
 investment income/accumulated net investment loss) ...............        $  (1,949,252)
Accumulated net realized gain/(loss) ..............................           61,009,123
Net unrealized appreciation/(depreciation) ........................          221,837,691
Shares of beneficial interest .....................................              162,443
Additional paid-in capital ........................................          317,610,720
                                                                           -------------
Net Assets ........................................................        $ 598,670,725
NET ASSETS:
-----------------------------------------------------------------------------------------
   Class B shares .................................................        $         N/A
   Class C shares .................................................                  N/A
   Class R shares .................................................          598,670,725
   Class P shares .................................................                  N/A
                                                                           -------------
Net Assets ........................................................        $ 598,670,725
   Class B shares outstanding .....................................                  N/A
   Class C shares outstanding .....................................                  N/A
   Class R shares outstanding .....................................           16,244,304
   Class P shares outstanding .....................................                  N/A
Class B shares:  Net asset value, offering and redemption price
 per share outstanding ............................................                  N/A
Class C shares:  Net asset value, offering and redemption price
 per share outstanding ............................................                  N/A
                                                                           -------------
Class R shares:  Net asset value, offering and redemption price
 per share outstanding ............................................        $       36.85
                                                                           -------------
Class P shares:  Net asset value, offering and redemption price
 per share outstanding ............................................                  N/A
                                                                           -------------

The accompanying notes are an integral part of these financial statements.

                                                                                                      GLOBAL
                                                                  EMERGING          EMERGING        LONG-SHORT         SELECT 50
                                                                MARKETS FUND        ASIA FUND          FUND               FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value (note 1)
   Securities ..............................................   $ 365,586,523      $ 45,544,266      $554,004,803      $136,702,604
   Repurchase agreements ...................................          34,000           244,000                --           578,000
Cash .......................................................       1,251,639             1,001       122,996,616                --
Foreign currency, at value (Cost $6,876,902, $468,441, .....       6,913,144           468,441         5,570,347         6,604,938
 $5,442,159 and $6,515,672, respectively)
Receivable
   Dividends ...............................................       1,372,504            51,632           271,800           185,798
   Interest ................................................           5,755                --               137             4,751
   Variation margin on futures contracts ...................              --                --                --                --
   Expenses absorbed by Manager ............................       1,072,571           456,409                --            65,062
   Shares of beneficial interest sold ......................       1,026,871           174,905         1,245,212           103,923
   Investment securities sold ..............................       1,407,165                --         5,355,428         2,676,276
   Short sales .............................................              --                --         4,792,228                --
   Deferred organization costs (note 1) ....................              --             6,286                --             1,467
Other assets ...............................................              --             2,205                --             2,843
                                                               -------------      ------------      ------------      ------------
Total Assets ...............................................     378,670,172        46,949,145       694,236,571       146,925,662
                                                               -------------      ------------      ------------      ------------
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
Short sales (proceeds $124,983,837) (note 1) ...............              --                --       131,186,337                --
Payables:
   Notes payable (note 4) ..................................       5,600,000         3,900,000        65,000,000                --
   Deferred fee income on dollar roll transactions .........              --                --                --                --
   Shares of beneficial interest redeemed ..................       1,732,167            89,870           384,761            78,646
   Investment securities purchased .........................         351,951            23,428         2,375,401         3,556,375
   Management fees .........................................       1,069,631           396,863           117,424           135,985
   Administration fees .....................................          19,456             2,508                --            13,810
   Share marketing plan fees (note 3) (Class P shares only)              769                --            41,744               133
   Custodian fees ..........................................         390,906             2,741                --            77,288
   Dividends ...............................................              --             4,294            84,995                --
   Trustees' fees and expenses .............................           1,636               845                --             1,280
   Accounting fees .........................................          12,267               334                --             1,377
   Cash overdrafts payable to custodian ....................              --                --                --         1,731,173
   Transfer agency and servicing fees ......................         248,845            24,831                --            75,234
   Other accrued liabilities and expenses ..................         192,985            22,477           550,494            81,222
                                                               -------------      ------------      ------------      ------------
Total Liabilities ..........................................       9,620,613         4,468,191       199,741,156         5,752,523
                                                               -------------      ------------      ------------      ------------
Net Assets .................................................   $ 369,049,559      $ 42,480,954      $494,495,415      $141,173,139
                                                               -------------      ------------      ------------      ------------
Investments at identified cost .............................   $ 250,611,494      $ 35,942,154      $361,818,136      $100,650,155
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Undistributed net investment income/(distributions in excess
 of net investment income/accumulated net investment loss) .   $  (9,394,698)     $ (3,574,896)     $ (3,305,966)     $ (2,276,692)
Accumulated net realized gain/(loss) .......................    (361,734,478)      (12,244,324)       29,806,748        15,543,552
Net unrealized appreciation/(depreciation) .................     115,020,591         9,846,704       186,225,669        36,718,720
Shares of beneficial interest ..............................         283,375            36,353           159,426            57,878
Additional paid-in capital .................................     624,874,769        48,417,117       281,609,538        91,129,681
                                                               -------------      ------------      ------------      ------------
Net Assets .................................................   $ 369,049,559      $ 42,480,954      $494,495,415      $141,173,139
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
   Class B shares ..........................................           $ N/A             $ N/A      $ 27,638,918             $ N/A
   Class C shares ..........................................             N/A               N/A        11,485,967               N/A
   Class R shares ..........................................     368,135,455        42,480,954       455,370,530       141,145,948
   Class P shares ..........................................         914,104               N/A               N/A            27,191
                                                               -------------      ------------      ------------      ------------
Net Assets .................................................   $ 369,049,559      $ 42,480,954      $494,495,415      $141,173,139
   Class B shares outstanding ..............................             N/A               N/A           907,426               N/A
   Class C shares outstanding ..............................             N/A               N/A           407,311               N/A
   Class R shares outstanding ..............................      28,265,661         3,635,293        14,627,864         5,786,630
   Class P shares outstanding ..............................          71,808               N/A               N/A             1,138
Class B shares:  Net asset value, offering and redemption
 price per share outstanding ...............................             N/A               N/A      $      30.46               N/A
                                                               -------------      ------------      ------------      ------------
Class C shares:  Net asset value, offering and redemption
 price per share outstanding ...............................             N/A               N/A      $      28.20               N/A
                                                               -------------      ------------      ------------      ------------
Class R shares:  Net asset value, offering and redemption
 price per share outstanding ...............................   $       13.02      $      11.69      $      31.13      $      24.39
                                                               -------------      ------------      ------------      ------------
Class P shares:  Net asset value, offering and redemption
 price per share outstanding ...............................   $       12.73               N/A               N/A      $      23.89
                                                               -------------      ------------      ------------      ------------




                                                                 BALANCED          TOTAL RETURN
                                                                  FUND(*)            BOND FUND
-----------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value (note 1)
   Securities ..............................................   $  68,941,322      $  35,154,497
   Repurchase agreements ...................................              --                 --
Cash .......................................................          43,166                 --
Foreign currency, at value (Cost $6,876,902, $468,441, .....              --                 --
 $5,442,159 and $6,515,672, respectively)
Receivable
   Dividends ...............................................              --                 --
   Interest ................................................               7            499,136
   Variation margin on futures contracts ...................              --              1,331
   Expenses absorbed by Manager ............................         553,908             93,585
   Shares of beneficial interest sold ......................          23,953              3,643
   Investment securities sold ..............................         106,401          1,996,514
   Short sales .............................................              --                 --
   Deferred organization costs (note 1) ....................             717              4,197
Other assets ...............................................              --             64,672
                                                               -------------      -------------
Total Assets ...............................................      69,669,474         37,817,575
                                                               -------------      -------------
-----------------------------------------------------------------------------------------------

LIABILITIES:
Short sales (proceeds $124,983,837) (note 1) ...............              --                 --
Payables:
   Notes payable (note 4) ..................................              --                 --
   Deferred fee income on dollar roll transactions .........              --              1,904
   Shares of beneficial interest redeemed ..................         124,227             59,760
   Investment securities purchased .........................          43,166          4,724,187
   Management fees .........................................              --            147,655
   Administration fees .....................................              --              1,379
   Share marketing plan fees (note 3) (Class P shares only)              683                 --
   Custodian fees ..........................................           4,467              7,185
   Dividends ...............................................              --                 --
   Trustees' fees and expenses .............................           4,749                748
   Accounting fees .........................................             600                 --
   Cash overdrafts payable to custodian ....................              --          1,524,880
   Transfer agency and servicing fees ......................         201,943              1,302
   Other accrued liabilities and expenses ..................          54,124             47,680
                                                               -------------      -------------
Total Liabilities ..........................................         433,959          6,516,680
                                                               -------------      -------------
Net Assets .................................................   $  69,235,515      $  31,300,895
                                                               -------------      -------------
Investments at identified cost .............................   $  69,221,400      $  36,069,618
-----------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Undistributed net investment income/(distributions in excess
 of net investment income/accumulated net investment loss) .   $   6,680,602      $      27,261
Accumulated net realized gain/(loss) .......................      (4,983,353)          (381,164)
Net unrealized appreciation/(depreciation) .................        (280,078)          (915,121)
Shares of beneficial interest ..............................          42,542             27,894
Additional paid-in capital .................................      67,775,802         32,542,025
                                                               -------------      -------------
Net Assets .................................................   $  69,235,515      $  31,300,895
-----------------------------------------------------------------------------------------------

NET ASSETS:
   Class B shares ..........................................            $N/A              $ N/A
   Class C shares ..........................................             N/A                N/A
   Class R shares ..........................................      69,178,369         31,300,895
   Class P shares ..........................................          57,146                N/A
                                                               -------------      -------------
Net Assets .................................................   $  69,235,515      $  31,300,895
   Class B shares outstanding ..............................             N/A                N/A
   Class C shares outstanding ..............................             N/A                N/A
   Class R shares outstanding ..............................       4,250,701          2,789,386
   Class P shares outstanding ..............................           3,517                N/A
Class B shares:  Net asset value, offering and redemption
 price per share outstanding ...............................             N/A                N/A
                                                               -------------      -------------
Class C shares:  Net asset value, offering and redemption
 price per share outstanding ...............................             N/A                N/A
                                                               -------------      -------------
Class R shares:  Net asset value, offering and redemption
 price per share outstanding ...............................   $       16.27      $       11.22
                                                               -------------      -------------
Class P shares:  Net asset value, offering and redemption
 price per share outstanding ...............................   $       16.25                N/A
                                                               -------------      -------------

(*)Formerly named Montgomery U.S. Asset Allocation Fund.

        THE MONTGOMERY FUNDS
           STATEMENTS OF
      ASSETS AND LIABILITIES
D e c e m b e r   3 1 ,   1 9 9 9
           (Unaudited)

                                                                    SHORT DURATION
                                                                       GOVERNMENT
ASSETS:                                                                BOND FUND
----------------------------------------------------------------------------------
Investments in securities, at value (note 1)
   Securities .................................................     $ 177,033,006
   Repurchase agreements ......................................           907,000
Cash ..........................................................                --
Receivables:
   Interest ...................................................         1,782,943
   Expenses absorbed by Manager ...............................           653,433
   Shares of beneficial interest sold .........................           708,363
   Investment securities sold .................................         3,466,082
Other assets ..................................................             2,950
                                                                    -------------
Total Assets ..................................................       184,553,777
                                                                    -------------

LIABILITIES:
----------------------------------------------------------------------------------
Payables:
   Deferred fee income on dollar roll transactions ............             5,026
   Shares of beneficial interest redeemed .....................           296,854
   Investment securities purchased ............................        12,362,687
   Management fees ............................................           782,804
   Administration fees ........................................            13,150
   Share marketing plan fees (note 3) (Class P shares only) ...             9,603
   Custodian fees .............................................             6,389
   Dividends ..................................................           102,922
   Trustees' fees and expenses ................................               747
   Accounting fees ............................................             5,835
   Cash overdrafts payable to custodian .......................           726,777
   Transfer agency and servicing fees .........................             2,103
   Other accrued liabilities and expenses .....................            34,637
                                                                    -------------
Total Liabilities .............................................        14,349,534
                                                                    -------------
Net Assets ....................................................     $ 170,204,243
                                                                    -------------
Investments at identified cost ................................     $ 179,999,903

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of
 net investment income/accumulated net investment loss) .......     $    (198,521)
Accumulated net realized gain/(loss) ..........................        (1,768,659)
Net unrealized depreciation ...................................        (2,059,897)
Shares of beneficial interest .................................           171,743
Additional paid-in capital ....................................       174,059,577
                                                                    -------------
Net Assets ....................................................     $ 170,204,243

NET ASSETS:
----------------------------------------------------------------------------------
   Class R shares .............................................     $ 166,445,267
   Class P shares .............................................         3,758,976
Net Assets ....................................................     $ 170,204,243
   Class R shares outstanding .................................        16,796,846
   Class P shares outstanding .................................           377,460
Class R shares:  Net asset value, offering and redemption price
 per share outstanding ........................................     $        9.91
                                                                    -------------
Class P shares:  Net asset value, offering and redemption price
 per share outstanding ........................................     $        9.96
                                                                    -------------

The accompanying notes are an integral part of these financial statements.

                                                                  CALIFORNIA
                                                                   TAX-FREE         GOVERNMENT       FEDERAL           CALIFORNIA
                                                                 INTERMEDIATE      MONEY MARKET      TAX-FREE           TAX-FREE
                                                                  BOND FUND            FUND          MONEY FUND        MONEY FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value (note 1)
   Securities ..............................................    $  33,851,703     $ 345,561,591    $ 227,220,226     $ 283,390,958
   Repurchase agreements ...................................               --       211,571,000               --                --
Cash .......................................................          552,888                --               --                --
Receivables:
   Interest ................................................          596,161         3,968,528        1,606,792         2,515,903
   Expenses absorbed by Manager ............................          145,034                --               --                --
   Shares of beneficial interest sold ......................           37,521         2,314,522           16,380         1,820,913
   Investment securities sold ..............................               --                --               --        34,677,354
Other assets ...............................................            2,387                --            2,443            41,467
                                                                -------------     -------------    -------------     -------------
Total Assets ...............................................       35,185,694       563,415,641      228,845,841       322,446,595
                                                                -------------     -------------    -------------     -------------
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
Payables:
   Deferred fee income on dollar roll transactions .........               --                --               --                --
   Shares of beneficial interest redeemed ..................          118,211                --               --            27,923
   Investment securities purchased .........................          536,790                --          342,506           310,922
   Management fees .........................................          191,449            22,618          161,563           178,448
   Administration fees .....................................            1,509            20,790            8,943            15,192
   Share marketing plan fees (note 3) (Class P shares only)                --               108               --                --
   Custodian fees ..........................................              884            24,512              760             1,887
   Dividends ...............................................            5,442             9,627              242                --
   Trustees' fees and expenses .............................              569             5,299            2,821             1,055
   Accounting fees .........................................              958            43,137            1,357             2,932
   Cash overdrafts payable to custodian ....................               --             9,409        3,903,329         4,407,351
   Transfer agency and servicing fees ......................            3,070            29,030            6,829             1,358
   Other accrued liabilities and expenses ..................           33,812           144,391           30,645            36,183
                                                                -------------     -------------    -------------     -------------
Total Liabilities ..........................................          892,694           308,921        4,458,995         4,983,251
                                                                -------------     -------------    -------------     -------------
Net Assets .................................................    $  34,293,000     $ 563,106,720    $ 224,386,846     $ 317,463,344
                                                                -------------     -------------    -------------     -------------
Investments at identified cost .............................    $  34,257,490     $ 557,132,591    $ 227,220,226     $ 283,390,958
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Undistributed net investment income/(distributions in excess
 of net investment income/accumulated net investment loss) .    $     (79,767)    $       4,448    $        (416)    $         296
Accumulated net realized gain/(loss) .......................         (145,593)            2,561          (21,238)          (10,018)
Net unrealized depreciation ................................         (405,787)               --               --                --
Shares of beneficial interest ..............................           27,630         5,630,973        2,244,126         3,174,736
Additional paid-in capital .................................       34,896,517       557,468,738      222,164,374       314,298,330
                                                                -------------     -------------    -------------     -------------
Net Assets .................................................    $  34,293,000     $ 563,106,720    $ 224,386,846     $ 317,463,344
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
   Class R shares ..........................................    $  34,293,000     $ 560,020,154    $ 224,386,846     $ 317,463,344
   Class P shares ..........................................              N/A         3,086,566              N/A               N/A
                                                                -------------     -------------    -------------     -------------
Net Assets .................................................    $  34,293,000     $ 563,106,720    $ 224,386,846     $ 317,463,344
   Class R shares outstanding ..............................        2,763,019       560,010,705      224,412,602       317,473,602
   Class P shares outstanding ..............................              N/A         3,086,565              N/A               N/A
Class R shares:  Net asset value, offering and redemption
 price per share outstanding ...............................    $       12.41     $        1.00    $        1.00     $        1.00
                                                                -------------     -------------    -------------     -------------
Class P shares:  Net asset value, offering and redemption
 price per share outstanding ...............................              N/A     $        1.00              N/A               N/A
                                                                -------------     -------------    -------------     -------------

        THE MONTGOMERY FUNDS
       STATEMENTS OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1999
          (Unaudited)

                                                                                      U.S. EMERGING
                                                                        GROWTH           GROWTH         SMALL CAP
NET INVESTMENT INCOME:                                                  FUND             FUND             FUND
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ......................................................    $  1,063,255     $    113,586     $     79,742
Dividends (net of foreign withholding taxes) ..................       3,670,209          434,962           52,258
Securities lending income (note 4) ............................          39,497           39,946           21,286
                                                                   ------------     ------------     ------------
Total Income ..................................................       4,772,961          588,494          153,286
                                                                   ------------     ------------     ------------

EXPENSES:
Custodian fee .................................................          43,703           16,978           12,877
Transfer agency and servicing fees ............................         658,614          439,443           52,565
Management fee (note 2) .......................................       2,929,757        2,073,082          654,623
Administration fee (note 2) ...................................         203,694          104,836           45,824
Share marketing plan fee (note 3) (Class P shares only) .......             209               --           27,329
Legal and audit fees ..........................................          54,905           27,434           22,258
Trustees' fees ................................................          10,821            5,544            2,083
Registration fees .............................................          39,918           13,025           12,048
Accounting fees ...............................................         145,086           81,856           29,521
Printing fees .................................................         161,209           90,797           20,232
Amortization of organization expenses (note 1) ................              --              614               --
Other .........................................................          47,035           21,995            5,857
Tax expense ...................................................          19,627           10,920            4,103
Interest expense ..............................................              --           11,504              890
                                                                   ------------     ------------     ------------
Total Expenses ................................................       4,314,578        2,898,028          890,210
Fees deferred and/or expenses absorbed by Manager (note 2) ....              --         (579,565)              --
                                                                   ------------     ------------     ------------
Net Expenses ..................................................       4,314,578        2,318,463          890,210
                                                                   ------------     ------------     ------------
NET INVESTMENT INCOME/(LOSS) ..................................         458,383       (1,729,969)        (736,924)
                                                                   ------------     ------------     ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Securities transactions ...................................      21,236,892       51,181,664       21,513,662
    Foreign-currency transactions and other assets ............              --               --               --
                                                                   ------------     ------------     ------------
Net Realized Gain on Investments ..............................      21,236,892       51,181,664       21,513,662

Net change in unrealized appreciation/(depreciation) of:
    Securities ................................................     (14,886,826)       6,871,475       28,877,002
    Forward foreign-currency exchange contracts ...............              --               --               --
    Futures contracts .........................................              --               --               --
    Foreign-currency transactions and other assets ............              --               --               --
                                                                   ------------     ------------     ------------
Net Unrealized Appreciation/(Depreciation) of Investments .....     (14,886,826)       6,871,475       28,877,002
                                                                   ------------     ------------     ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ........       6,350,066       58,053,139       50,390,664
                                                                   ------------     ------------     ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $  6,808,449     $ 56,323,170     $ 49,653,740
                                                                   ------------     ------------     ------------

Foreign withholding taxes .....................................    $         --     $         --     $         --
                                                                   ------------     ------------     ------------

The accompanying notes are an integral part of these financial statements.

                                                                      EQUITY       INTERNATIONAL   INTERNATIONAL      GLOBAL
                                                                      INCOME          GROWTH        SMALL CAP      OPPORTUNITIES
                                                                      FUND(*)          FUND          FUND(*)           FUND
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
INVESTMENT INCOME:
Interest ......................................................    $    20,102     $   108,520     $   51,124     $    43,174
Dividends (net of foreign withholding taxes) ..................        193,163         985,471        126,577         198,495
Securities lending income (note 4) ............................            791          24,124          2,958           6,153
                                                                   -----------     -----------     ----------     -----------
Total Income ..................................................        214,056       1,118,115        180,659         247,822
                                                                   -----------     -----------     ----------     -----------

EXPENSES:
Custodian fee .................................................          2,957          67,328         32,226          37,326
Transfer agency and servicing fees ............................         34,568         268,298         43,753          66,506
Management fee (note 2) .......................................         65,782       1,377,872        397,962         634,162
Administration fee (note 2) ...................................          7,675          77,473         12,048          22,779
Share marketing plan fee (note 3) (Class P shares only) .......          3,902           3,889             --              --
Legal and audit fees ..........................................         12,842          23,116         18,253          18,165
Trustees' fees ................................................            501           3,332            942             834
Registration fees .............................................         15,934          44,144         13,826          16,694
Accounting fees ...............................................          8,465          49,315         12,404          13,261
Printing fees .................................................          7,711          57,661          4,960          15,255
Amortization of organization expenses (note 1) ................          1,213             818             --              --
Other .........................................................          2,671          10,004          3,543           5,658
Tax expense ...................................................            772           6,921          2,293           2,033
Interest expense ..............................................          1,314          73,229            923          20,801
                                                                   -----------     -----------     ----------     -----------
Total Expenses ................................................        166,307       2,063,400        543,133         853,474
Fees deferred and/or expenses absorbed by Manager (note 2) ....        (67,975)       (157,030)      (215,142)       (214,206)
                                                                   -----------     -----------     ----------     -----------
Net Expenses ..................................................         98,332       1,906,370        327,991         639,268
                                                                   -----------     -----------     ----------     -----------
NET INVESTMENT INCOME/(LOSS) ..................................        115,724        (788,255)      (147,332)       (391,446)
                                                                   -----------     -----------     ----------     -----------
--------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
    Securities transactions ...................................      1,856,823      15,828,698      2,227,261       7,918,143
    Foreign-currency transactions and other assets ............             --      (3,270,823)      (127,294)       (508,866)
                                                                   -----------     -----------     ----------     -----------
Net Realized Gain on Investments ..............................      1,856,823      12,557,875      2,099,967       7,409,277

Net change in unrealized appreciation/(depreciation) of:
    Securities ................................................     (3,983,247)     42,563,422       (958,930)     16,522,352
    Forward foreign-currency exchange contracts ...............             --          98,326          2,156          11,021
    Futures contracts .........................................             --              --             --              --
    Foreign-currency transactions and other assets ............             --           3,744          9,806             189
                                                                   -----------     -----------     ----------     -----------
Net Unrealized Appreciation/(Depreciation) of Investments .....     (3,983,247)     42,665,492       (946,968)     16,533,562
                                                                   -----------     -----------     ----------     -----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ........     (2,126,424)     55,223,367      1,152,999      23,942,839
                                                                   -----------     -----------     ----------     -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $(2,010,700)    $54,435,112     $1,005,667     $23,551,393
                                                                   -----------     -----------     ----------     -----------

Foreign withholding taxes .....................................    $        --     $   123,524     $   17,652     $    19,483
                                                                   -----------     -----------     ----------     -----------



                                                                      GLOBAL
                                                                   COMMUNICATIONS     EMERGING        EMERGING
                                                                       FUND         MARKETS FUND      ASIA FUND
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
INVESTMENT INCOME:
Interest ......................................................    $    508,935     $    80,011     $    32,864
Dividends (net of foreign withholding taxes) ..................         488,184       1,999,092         197,682
Securities lending income (note 4) ............................          36,786              --              --
                                                                   ------------     -----------     -----------
Total Income ..................................................       1,033,905       2,079,103         230,546
                                                                   ------------     -----------     -----------

EXPENSES:
Custodian fee .................................................          85,251         461,440          44,068
Transfer agency and servicing fees ............................         282,292         533,860          58,659
Management fee (note 2) .......................................       2,315,716       2,309,709         525,596
Administration fee (note 2) ...................................         132,659         108,437          16,614
Share marketing plan fee (note 3) (Class P shares only) .......              --             863              --
Legal and audit fees ..........................................          27,755          39,482          19,657
Trustees' fees ................................................           5,258           4,603             572
Registration fees .............................................          12,036          22,131          15,456
Accounting fees ...............................................          71,224          72,112          10,121
Printing fees .................................................          70,426         110,177          16,995
Amortization of organization expenses (note 1) ................              --              --           1,262
Other .........................................................          16,186          41,278           3,886
Tax expense ...................................................          17,016          40,744           2,728
Interest expense ..............................................           2,245         206,375           6,970
                                                                   ------------     -----------     -----------
Total Expenses ................................................       3,038,064       3,951,211         722,584
Fees deferred and/or expenses absorbed by Manager (note 2) ....              --        (677,867)       (264,712)
                                                                   ------------     -----------     -----------
Net Expenses ..................................................       3,038,064       3,273,344         457,872
                                                                   ------------     -----------     -----------
NET INVESTMENT INCOME/(LOSS) ..................................      (2,004,159)     (1,194,241)       (227,326)
                                                                   ------------     -----------     -----------
----------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
    Securities transactions ...................................      84,322,392       4,199,030         683,850
    Foreign-currency transactions and other assets ............      (2,637,960)     (1,238,225)       (162,344)
                                                                   ------------     -----------     -----------
Net Realized Gain on Investments ..............................      81,684,432       2,960,805         521,506

Net change in unrealized appreciation/(depreciation) of:
    Securities ................................................     146,415,638      79,024,099      (2,358,382)
    Forward foreign-currency exchange contracts ...............          55,417         213,154           2,678
    Futures contracts .........................................              --              --           2,816
    Foreign-currency transactions and other assets ............          38,881              --              --
                                                                   ------------     -----------     -----------
Net Unrealized Appreciation/(Depreciation) of Investments .....     146,509,936      79,237,253      (2,352,888)
                                                                   ------------     -----------     -----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ........     228,194,368      82,198,058      (1,831,382)
                                                                   ------------     -----------     -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $226,190,209     $81,003,817     $(2,058,708)
                                                                   ------------     -----------     -----------

Foreign withholding taxes .....................................    $     44,163     $    24,313     $    20,186
                                                                   ------------     -----------     -----------

(*)Closed to new investors.

        THE MONTGOMERY FUNDS
      STATEMENTS OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1999
            (Unaudited)

                                                                        GLOBAL
                                                                      LONG-SHORT           SELECT 50           BALANCED
NET INVESTMENT INCOME:                                                   FUND                FUND               FUND(*)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ...................................................       $   1,633,111        $      60,984        $          53
Dividends (net of foreign withholding taxes) ...............             842,077              518,503            7,131,461
                                                                   -------------        -------------        -------------
Total Income ...............................................           2,475,188              579,487            7,131,514
                                                                   -------------        -------------        -------------

EXPENSES:
Custodian fee ..............................................              54,683               64,896                2,731
Transfer agency and servicing fees .........................             113,980              176,837              105,501
Management fee (note 2) ....................................           2,539,907              788,906                   --
Administration fee (note 2) ................................             107,834               44,179                   --
Dividend expense ...........................................             196,186                   --                   --
Share marketing plan fee
  Class P shares (note 3) ..................................                  --                   42                   69
  Class B shares ...........................................              76,179                   --                   --
  Class C shares ...........................................              30,814                   --                   --
Legal and audit fees .......................................              49,326               16,278                7,496
Trustees' fees .............................................               6,195                2,140                4,705
Registration fees ..........................................              62,523               17,533               14,606
Accounting expenses ........................................              42,699               35,427               21,086
Printing fees ..............................................              28,837               45,101               26,080
Amortization of organization expenses (note 1) .............               2,347                  733                   --
Shareholder servicing fees (note 4) ........................             365,868                   --                   --
Other ......................................................             312,441                6,495               39,273
Tax expense ................................................              92,806              920,452                2,451
Interest expense ...........................................           1,538,034                9,557                   --
                                                                   -------------        -------------        -------------
Total Expenses .............................................           5,620,659            2,128,576              223,998
Fees deferred and/or expenses absorbed by Manager (note 2) .                  --              (65,059)            (190,820)
                                                                   -------------        -------------        -------------
Net Expenses ...............................................           5,620,659            2,063,517               33,178
                                                                   -------------        -------------        -------------
NET INVESTMENT INCOME/(LOSS) ...............................          (3,145,471)          (1,484,030)           7,098,336
                                                                   -------------        -------------        -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
---------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Securities transactions ................................          46,466,086           18,874,279           (1,984,071)
    Securities sold short ..................................          (2,638,534)                  --                   --
    Futures contracts, written options and purchased options              85,859                   --                   --
    Foreign-currency transactions and other assets .........          (1,500,224)            (204,089)                  --
                                                                   -------------        -------------        -------------
Net Realized Gain/(Loss) on Investments ....................          42,413,187           18,670,190           (1,984,071)

Net change in unrealized appreciation/(depreciation) of:
    Securities .............................................         154,437,658           11,343,059           (4,418,175)
    Forward foreign-currency exchange contracts ............              (4,092)               1,021                   --
    Securities sold short ..................................            (814,360)                  --                   --
    Futures contracts and written options ..................              48,957                   --                   --
    Foreign-currency transactions and other assets .........             308,837              114,402                   --
                                                                   -------------        -------------        -------------
Net Unrealized Appreciation/(Depreciation) of Investments ..         153,977,000           11,458,482           (4,418,175)
                                                                   -------------        -------------        -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS .....         196,390,187           30,128,672           (6,402,246)
                                                                   -------------        -------------        -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......       $ 193,244,716        $  28,644,642        $     696,090
                                                                   -------------        -------------        -------------

Foreign withholding taxes ..................................       $      48,983        $          --        $          --
                                                                   -------------        -------------        -------------

(*)Formerly named Montgomery U.S. Asset Allocation Fund.

The accompanying notes are an integral part of these financial statements.

                                                                                                     CALIFORNIA
                                                                                 SHORT DURATION       TAX-FREE         GOVERNMENT
                                                                TOTAL RETURN       GOVERNMENT       INTERMEDIATE      MONEY MARKET
                                                                  BOND FUND        BOND FUND          BOND FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest
Dividends (net of foreign withholding taxes) ...............    $  1,339,191      $  5,627,986      $    933,671      $ 15,447,963
Total Income ...............................................              --                --                --                --
                                                                ------------      ------------      ------------      ------------
                                                                   1,339,191         5,627,986           933,671        15,447,963
                                                                ------------      ------------      ------------      ------------

EXPENSES:
Custodian fee ..............................................           5,043             6,409             2,513            23,616
Transfer agency and servicing fees .........................           8,113           101,341             9,004           111,998
Management fee (note 2) ....................................         140,036           728,313           172,308           950,990
Administration fee (note 2) ................................           8,958            42,626             9,749           127,369
Dividend expense ...........................................              --                --                --                --
Share marketing plan fee
  Class P shares (note 3) ..................................              --             4,881                --               114
  Class B shares ...........................................              --                --                --                --
  Class C shares ...........................................              --                --                --                --
Legal and audit fees .......................................           8,004            13,267             9,757            37,049
Trustees' fees .............................................             703             2,158               606            10,158
Registration fees ..........................................          18,195            35,759             3,343            20,808
Accounting expenses ........................................           9,148            35,100            16,413           143,255
Printing fees ..............................................           2,209            10,514             2,195            40,552
Amortization of organization expenses (note 1) .............              --                --                --                --
Shareholder servicing fees (note 4) ........................              --                --                --                --
Other ......................................................           2,499             8,086             6,817            21,849
Tax expense ................................................           1,214             5,597             1,305             5,688
Interest expense ...........................................              --           205,439                --                --
                                                                ------------      ------------      ------------      ------------
Total Expenses .............................................         204,122         1,199,490           234,010         1,493,446
Fees deferred and/or expenses absorbed by Manager (note 2) .         (78,525)         (426,262)          (97,489)         (433,828)
                                                                ------------      ------------      ------------      ------------
Net Expenses ...............................................         125,597           773,228           136,521         1,059,618
                                                                ------------      ------------      ------------      ------------
NET INVESTMENT INCOME/(LOSS) ...............................       1,213,594         4,854,758           797,150        14,388,345
                                                                ------------      ------------      ------------      ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
    Securities transactions ................................        (406,869)         (854,529)         (138,272)           (4,366)
    Securities sold short ..................................              --                --                --                --
    Futures contracts, written options and purchased options         (11,780)           16,584                --                --
    Foreign-currency transactions and other assets .........              --                --                --                --
                                                                ------------      ------------      ------------      ------------
Net Realized Gain/(Loss) on Investments ....................        (418,649)         (837,945)         (138,272)           (4,366)

Net change in unrealized appreciation/(depreciation) of:
    Securities .............................................        (518,413)       (1,400,891)         (616,336)               --
    Forward foreign-currency exchange contracts ............              --                --                --                --
    Securities sold short ..................................              --                --                --                --
    Futures contracts and written options ..................              --                --                --                --
    Foreign-currency transactions and other assets .........              --                --                --                --
                                                                ------------      ------------      ------------      ------------
Net Unrealized Appreciation/(Depreciation) of Investments ..        (518,413)       (1,400,891)         (616,336)               --
                                                                ------------      ------------      ------------      ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS .....        (937,062)       (2,238,836)         (754,608)           (4,366)
                                                                ------------      ------------      ------------      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......    $    276,532      $  2,615,922      $     42,542      $ 14,383,979
                                                                ------------      ------------      ------------      ------------

Foreign withholding taxes ..................................    $         --      $         --      $         --      $         --
                                                                ------------      ------------      ------------      ------------




                                                                       FEDERAL          CALIFORNIA
                                                                       TAX-FREE          TAX-FREE
                                                                      MONEY FUND        MONEY FUND
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest
Dividends (net of foreign withholding taxes) ...............         $  2,453,175      $  4,835,007
Total Income ...............................................                   --                --
                                                                     ------------      ------------
                                                                        2,453,175         4,835,007
                                                                     ------------      ------------

EXPENSES:
Custodian fee ..............................................                3,280            18,597
Transfer agency and servicing fees .........................               12,976            17,005
Management fee (note 2) ....................................              536,980           689,797
Administration fee (note 2) ................................               34,935            77,489
Dividend expense ...........................................                   --                --
Share marketing plan fee
  Class P shares (note 3) ..................................                   --                --
  Class B shares ...........................................                   --                --
  Class C shares ...........................................                   --                --
Legal and audit fees .......................................               10,898            15,291
Trustees' fees .............................................                3,069             3,939
Registration fees ..........................................               21,222            12,987
Accounting expenses ........................................               26,532            65,438
Printing fees ..............................................                5,797             7,378
Amortization of organization expenses (note 1) .............                  276                --
Shareholder servicing fees (note 4) ........................                   --                --
Other ......................................................                8,509            15,657
Tax expense ................................................                4,086            10,198
Interest expense ...........................................                   --                --
                                                                     ------------      ------------
Total Expenses .............................................              668,560           933,776
Fees deferred and/or expenses absorbed by Manager (note 2) .             (249,345)           (4,342)
                                                                     ------------      ------------
Net Expenses ...............................................              419,215           929,434
                                                                     ------------      ------------
NET INVESTMENT INCOME/(LOSS) ...............................            2,033,960         3,905,573
                                                                     ------------      ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
    Securities transactions ................................              (20,248)           (3,283)
    Securities sold short ..................................                   --                --
    Futures contracts, written options and purchased options                   --                --
    Foreign-currency transactions and other assets .........                   --                --
                                                                     ------------      ------------
Net Realized Gain/(Loss) on Investments ....................              (20,248)           (3,283)

Net change in unrealized appreciation/(depreciation) of:
    Securities .............................................                   --                --
    Forward foreign-currency exchange contracts ............                   --                --
    Securities sold short ..................................                   --                --
    Futures contracts and written options ..................                   --                --
    Foreign-currency transactions and other assets .........                   --                --
                                                                     ------------      ------------
Net Unrealized Appreciation/(Depreciation) of Investments ..                   --                --
                                                                     ------------      ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS .....              (20,248)           (3,283)
                                                                     ------------      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......         $  2,013,712      $  3,902,290
                                                                     ------------      ------------

Foreign withholding taxes ..................................         $         --      $         --
                                                                     ------------      ------------

          THE MONTGOMERY FUNDS
             STATEMENTS OF
         CHANGES IN NET ASSETS
   SIX MONTHS ENDED DECEMBER 31, 1999
              (Unaudited)

                                                                                              U.S. EMERGING
                                                                              GROWTH              GROWTH            SMALL CAP
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                             FUND                FUND               FUND
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .........................................     $     458,383      $  (1,729,969)     $    (736,924)
Net realized gain on securities, forward foreign-currency exchange contracts, futures contracts and foreign-currency transactions
 and other assets during the period ..................................        21,236,892         51,181,664         21,513,662
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, foreign-currency transactions
 and other assets during the period ..................................       (14,886,826)         6,871,475         28,877,002
                                                                           -------------      -------------      -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ......         6,808,449         56,323,170         49,653,740

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares ....................................................        (4,220,939)                --                 --
   Class P shares ....................................................              (644)                --                 --
Distributions to shareholders from net realized gains on investments:
   Class R shares ....................................................       (72,316,628)       (33,708,499)            (2,347)
   Class P shares ....................................................           (19,865)                --               (471)
                                                                           -------------      -------------      -------------
Total Distributions ..................................................       (76,558,076)       (33,708,499)            (2,818)

BENEFICIAL INTEREST TRANSACTIONS:
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6)       (28,250,201)      (104,209,284)       (19,029,063)
Net Increase/(Decrease) in Net Assets ................................       (97,999,828)       (81,594,613)        30,621,859

NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
Beginning of Period ..................................................       670,007,305        382,482,510        133,929,220
End of Period ........................................................     $ 572,007,477      $ 300,887,897      $ 164,551,079
Accumulated Undistributed Net Investment Income/(Accumulated Net
 Investment Loss) ....................................................     $     457,570      $  (1,729,969)     $    (736,924)



                                                                               GLOBAL
                                                                             LONG-SHORT          SELECT 50        BALANCED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                             FUND                FUND             FUND*
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .........................................     $  (3,145,471)     $  (1,484,030)     $   7,098,336
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, equity swaps and foreign-
 currency transactions during the period .............................        42,413,187         18,670,190         (1,984,071)
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, equity swaps, foreign-currency
  transactions and other assets during the period ....................       153,977,000         11,458,482         (4,418,175)
                                                                           -------------      -------------      -------------
Net Increase in Net Assets Resulting from Operations .................       193,244,716         28,644,642            696,090


DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares ....................................................                --                 --         (1,228,472)
   Class P shares ....................................................                --                 --               (850)
Distributions to shareholders from net realized gains on investments:
   Class B shares ....................................................        (1,713,891)                --                 --
   Class C shares ....................................................          (763,205)                --                 --
   Class R shares ....................................................       (26,333,398)       (16,007,638)        (1,841,464)
   Class P shares ....................................................                --             (3,667)            (1,498)
                                                                           -------------      -------------      -------------
Total Distributions ..................................................       (28,810,494)       (16,011,305)        (3,072,284)


BENEFICIAL INTEREST TRANSACTIONS:
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6)        87,848,130         (8,307,367)        (9,577,786)
Net Increase/(Decrease) in Net Assets ................................       252,282,352          4,325,970        (11,953,980)

NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
Beginning of Period ..................................................       242,213,063        136,847,169         81,189,495
End of Period ........................................................     $ 494,495,415      $ 141,173,139      $  69,235,515
Accumulated Undistributed Net Investment Income/(Accumulated Net
 Investment Loss) ....................................................     $  (3,305,966)     $  (2,276,692)     $   6,680,602

* Formerly named Montgomery U.S. Asset Allocation Fund.

The accompanying notes are an integral part of these financial statements.

                                                                    EQUITY          INTERNATIONAL    INTERNATIONAL       GLOBAL
                                                                    INCOME             GROWTH          SMALL CAP      OPPORTUNITIES
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                  FUND**              FUND             FUND**           FUND
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .................................   $    115,724      $   (788,255)     $  (147,332)     $  (391,446)
Net realized gain on securities, forward foreign-currency
 exchange contracts, futures contracts and foreign-currency
 transactions and other assets during the period .............      1,856,823        12,557,875        2,099,967        7,409,277
Net unrealized appreciation/(depreciation) of securities,
 forward foreign-currency exchange contracts, foreign-
 currency transactions and other assets during the period ....     (3,983,247)       42,665,492         (946,968)      16,533,562
                                                                 ------------      ------------      -----------      -----------
Net Increase/(Decrease) in Net Assets Resulting from
 Operations...................................................     (2,010,700)       54,435,112        1,005,667       23,551,393

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares ............................................       (107,640)               --               --               --
   Class P shares ............................................        (16,944)               --               --               --
Distributions to shareholders from net realized gains on
 investments:
   Class R shares ............................................     (2,213,996)       (4,202,087)        (609,943)      (5,240,294)
   Class P shares ............................................       (446,923)          (75,380)             (55)              --
                                                                 ------------      ------------      -----------      -----------
Total Distributions ..........................................     (2,785,503)       (4,277,467)        (609,998)      (5,240,294)

BENEFICIAL INTEREST TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
 (note 6) ....................................................     (7,953,942)      (19,093,308)      (6,693,691)      14,844,069
Net Increase/(Decrease) in Net Assets ........................    (12,750,145)       31,064,337       (6,298,022)      33,155,168

NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of Period ..........................................     29,961,977       229,638,984       38,056,735       57,145,540
End of Period ................................................   $ 17,211,832      $260,703,321      $31,758,713      $90,300,708
Accumulated Undistributed Net Investment Income/(Accumulated
 Net Investment Loss) ........................................   $       (574)     $ (1,395,006)     $  (340,228)     $  (380,152)



                                                                    GLOBAL
                                                                 COMMUNICATIONS      EMERGING          EMERGING
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                   FUND          MARKETS FUND        ASIA FUND
------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .................................   $ (2,004,159)     $ (1,194,241)     $   (227,326)
Net realized gain on securities, forward foreign-currency
 exchange contracts, futures contracts and foreign-currency
 transactions and other assets during the period .............     81,684,432         2,960,805           521,506
Net unrealized appreciation/(depreciation) of securities,
 forward foreign-currency exchange contracts, foreign-
 currency transactions and other assets during the period ....    146,509,936        79,237,253        (2,352,888)
                                                                 ------------      ------------      ------------
Net Increase/(Decrease) in Net Assets Resulting from
 Operations...................................................    226,190,209        81,003,817        (2,058,708)

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares ............................................             --                --        (2,458,923)
   Class P shares ............................................             --                --                --
Distributions to shareholders from net realized gains on
 investments:
   Class R shares ............................................    (84,931,132)               --                --
   Class P shares ............................................             --                --                --
                                                                 ------------      ------------      ------------
Total Distributions ..........................................    (84,931,132)               --        (2,458,923)

BENEFICIAL INTEREST TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
 (note 6) ....................................................    102,681,463       (57,381,434)      (16,197,304)
Net Increase/(Decrease) in Net Assets ........................    243,940,540        23,622,383       (20,714,935)

NET ASSETS:
------------------------------------------------------------------------------------------------------------------
Beginning of Period ..........................................    354,730,185       345,427,176        63,195,889
End of Period ................................................   $598,670,725      $369,049,559      $ 42,480,954
Accumulated Undistributed Net Investment Income/(Accumulated
 Net Investment Loss) ........................................   $ (1,949,252)     $ (9,394,698)     $ (3,574,896)



                                                                               SHORT DURATION   CALIFORNIA TAX-FREE    GOVERNMENT
                                                              TOTAL RETURN       GOVERNMENT         INTERMEDIATE      MONEY MARKET
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:              BOND FUND        BOND FUND           BOND FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..............................   $ 1,213,594      $  4,854,758        $   797,150        $ 14,388,345
Net realized gain/(loss) on securities, forward
 foreign-currency exchange contracts, futures contracts,
 equity swaps and foreign-currency transactions during
 the period ...............................................      (418,649)         (837,945)          (138,272)             (4,366)
Net unrealized appreciation/(depreciation) of securities,
 forward foreign-currency exchange contracts, equity swaps,
 foreign-currency transactions and other assets during the
 period ...................................................      (518,413)       (1,400,891)          (616,336)                 --
                                                              -----------      ------------        -----------        ------------
Net Increase in Net Assets Resulting from Operations ......       276,532         2,615,922             42,542          14,383,979

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares .........................................    (1,139,705)       (4,748,190)          (797,150)        (14,386,107)
   Class P shares .........................................            --          (106,567)                --              (2,238)
Distributions to shareholders from net realized gains on
 investments:
   Class B shares .........................................            --                --                 --                  --
   Class C shares .........................................            --                --                 --                  --
   Class R shares .........................................      (440,674)               --                 --                  --
   Class P shares .........................................            --                --                 --                  --
                                                              -----------      ------------        -----------        ------------
Total Distributions .......................................    (1,580,379)       (4,854,757)          (797,150)        (14,388,345)

-----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS:
Net increase/(decrease) from beneficial interest
 transactions (note 6) ....................................    (5,870,927)       14,190,359         (5,969,281)        (12,277,103)
Net Increase/(Decrease) in Net Assets .....................    (7,174,774)       11,951,524         (6,723,889)        (12,281,469)

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of Period .......................................    38,475,669       158,252,719         41,016,889         575,388,189
End of Period .............................................   $31,300,895      $170,204,243        $34,293,000        $563,106,720
Accumulated Undistributed Net Investment Income/
 (Accumulated Net Investment Loss) ........................   $    27,261      $   (198,521)       $   (79,767)       $      4,448



                                                                  FEDERAL         CALIFORNIA
                                                                 TAX-FREE          TAX-FREE
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:              MONEY FUND        MONEY FUND
---------------------------------------------------------------------------------------------
Net investment income/(loss) ..............................   $  2,033,960      $  3,905,573
Net realized gain/(loss) on securities, forward
 foreign-currency exchange contracts, futures contracts,
 equity swaps and foreign-currency transactions during
 the period ...............................................        (20,248)           (3,283)
Net unrealized appreciation/(depreciation) of securities,
 forward foreign-currency exchange contracts, equity swaps,
 foreign-currency transactions and other assets during the
 period ...................................................             --                --
                                                              ------------      ------------
Net Increase in Net Assets Resulting from Operations ......      2,013,712         3,902,290

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares .........................................     (2,034,167)       (3,905,573)
   Class P shares .........................................             --                --
Distributions to shareholders from net realized gains on
 investments:
   Class B shares .........................................             --                --
   Class C shares .........................................             --                --
   Class R shares .........................................             --                --
   Class P shares .........................................             --                --
                                                              ------------      ------------
Total Distributions .......................................     (2,034,167)       (3,905,573)
---------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS:
Net increase/(decrease) from beneficial interest
 transactions (note 6) ....................................    108,065,988        24,565,400
Net Increase/(Decrease) in Net Assets .....................    108,045,533        24,562,117

---------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of Period .......................................    116,341,313       292,901,227
End of Period .............................................   $224,386,846      $317,463,344
Accumulated Undistributed Net Investment Income/
 (Accumulated Net Investment Loss) ........................   $       (416)     $        296

** Closed to new investors.

   THE MONTGOMERY FUNDS
      STATEMENTS OF
  CHANGES IN NET ASSETS

Year Ended June 30, 1999

                                                                                               U.S. EMERGING
                                                                             GROWTH               GROWTH          SMALL CAP
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                            FUND                 FUND              FUND
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ........................................     $    4,222,654      $  (3,102,617)     $ (1,713,356)
Net realized gain/(loss) on securities, forward foreign-
 currency exchange contracts, futures contracts, foreign-
 currency transactions and other assets during the period ...........        123,275,863         26,092,256        (6,685,358)
Net unrealized appreciation/(depreciation) of securities,
 forward foreign-currency exchange contracts, foreign-
 currency transactions and other assets during the period ...........       (103,710,125)       (33,067,747)      (11,588,109)
                                                                          --------------      -------------      ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .....         23,788,392        (10,078,108)      (19,986,823)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders from net investment income:
   Class R shares ...................................................         (4,685,102)                --                --
   Class P shares ...................................................               (787)                --                --
Distributions to shareholders in excess of net investment income:
   Class R shares ...................................................                 --                 --                --
Distributions to shareholders from net realized gains on investments:
   Class R shares ...................................................        (75,567,304)       (21,441,030)      (17,927,065)
   Class P shares ...................................................            (12,703)                --        (2,233,433)
Distributions to shareholders in excess of net realized gains on investments:
   Class R shares ...................................................                 --                 --        (6,112,721)
   Class P shares ...................................................                 --                 --          (761,650)
                                                                          --------------      -------------      ------------
Total Distributions .................................................        (80,265,896)       (21,441,030)      (27,034,869)

BENEFICIAL INTEREST TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
 (note 6) ...........................................................       (656,586,933)        22,028,789       (44,034,045)
Net Increase/(Decrease) in Net Assets ...............................       (713,064,437)        (9,490,349)      (91,055,737)

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
Beginning of Period .................................................      1,383,071,742        391,972,859       224,984,957
End of Period .......................................................     $  670,007,305      $ 382,482,510      $133,929,220
Accumulated Undistributed Net Investment Income/
 (Accumulated Net Investment Loss) ..................................     $    4,220,770                 --                --


                                                                           GLOBAL           GLOBAL
                                                                         LONG-SHORT        LONG-SHORT         SELECT 50
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                         FUND*             FUND**             FUND
--------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ....................................     $  (1,058,208)     $    (295,533)     $    (789,095)
Net realized gain/(loss) on securities, forward foreign-
 currency exchange contracts, futures contracts, equity
 swaps and foreign-currency transactions during the period ......        11,691,646         10,103,621         15,663,023
Net unrealized appreciation/(depreciation) of securities,
 forward foreign-currency exchange contracts, equity swaps,
 foreign-currency transactions and other assets during the
 period .........................................................        20,006,772         10,888,946         (5,559,262)
                                                                      -------------      -------------      -------------
Net Increase in Net Assets Resulting from Operations ............        30,640,210         20,697,034          9,314,666

DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares ...............................................                --                 --         (2,143,762)
   Class P shares ...............................................                --                 --               (475)
Distributions to shareholders in excess of net investment income:
   Class R shares ...............................................                --                 --           (928,695)
   Class P shares ...............................................                --                 --               (206)
Distributions to shareholders from net realized gains on
 investments:
   Class B shares ...............................................                --         (1,000,105)                --
   Class C shares ...............................................                --           (402,108)                --
   Class R shares ...............................................                --         (3,527,506)        (9,337,841)
   Class P shares ...............................................                --                 --             (2,414)
Distributions to shareholders in excess of net realized gains on investments:
   Class R shares ...............................................                --                 --                 --
   Class P shares ...............................................                --                 --                 --
                                                                      -------------      -------------      -------------
Total Distributions .............................................                --         (4,929,719)       (12,413,393)

BENEFICIAL INTEREST TRANSACTIONS:
--------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
 (note 6) .......................................................       104,478,341         74,484,954       (129,772,361)
Net Increase/(Decrease) in Net Assets ...........................       135,118,551         90,252,269       (132,871,088)

NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------
Beginning of Period .............................................       107,094,512         16,842,243        269,718,257
End of Period ...................................................     $ 242,213,063      $ 107,094,512      $ 136,847,169
Accumulated Undistributed Net Investment Income/(Accumulated
 Net Investment Loss) ...........................................     $    (160,495)     $    (337,050)     $    (792,662)

* For the three-month period ended June 30, 1999. The Fund changed its year end from March 31 to June 30.

**  Year ended March 31, 1999.

The accompanying notes are an integral part of these financial statements.

                                                               EQUITY         INTERNATIONAL     INTERNATIONAL         GLOBAL
                                                               INCOME            GROWTH           SMALL CAP        OPPORTUNITIES
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:             FUND**             FUND              FUND**             FUND
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..........................     $    612,057      $    749,646      $     31,931      $   (352,610)
Net realized gain/(loss) on securities, forward
 foreign-currency exchange contracts, futures
 contracts, foreign-currency transactions and
 other assets during the period .......................        2,848,156         5,813,104          (364,583)       10,125,366
Net unrealized appreciation/(depreciation) of
 securities, forward foreign-currency exchange
 contracts, foreign-currency transactions and
 other assets during the period .......................        1,204,992        (1,920,955)       (1,929,208)       (5,035,094)
                                                            ------------      ------------      ------------      ------------
Net Increase/(Decrease) in Net Assets Resulting
 from Operations ......................................        4,665,205         4,641,795        (2,261,860)        4,737,662


DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment
 income:
   Class R shares .....................................         (559,687)               --                --          (558,444)
   Class P shares .....................................          (44,084)               --                --                --
Distributions to shareholders in excess of net
 investment income:
   Class R shares .....................................               --                --           (36,660)               --
Distributions to shareholders from net realized gains
 on investments:
   Class R shares .....................................       (2,953,011)         (940,560)               --        (5,700,468)
   Class P shares .....................................         (250,330)           (4,968)               --                --
Distributions to shareholders in excess of net
 realized gains on investments:
   Class R shares .....................................               --                --                --                --
   Class P shares .....................................               --                --                --                --
                                                            ------------      ------------      ------------      ------------
Total Distributions ...................................       (3,807,112)         (945,528)          (36,660)       (6,258,912)

BENEFICIAL INTEREST TRANSACTIONS:
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest
 transactions (note 6) ................................      (13,875,041)      161,118,037       (10,140,563)      (37,744,824)
Net Increase/(Decrease) in Net Assets .................      (13,016,948)      164,814,304       (12,439,083)      (39,266,074)

NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
Beginning of Period ...................................       42,978,925        64,824,680        50,495,818        96,411,614
End of Period .........................................     $ 29,961,977      $229,638,984      $ 38,056,735      $ 57,145,540
Accumulated Undistributed Net Investment Income/
 (Accumulated Net Investment Loss) ....................     $      8,286      $   (606,751)     $   (192,896)     $     11,294


                                                                 GLOBAL
                                                              COMMUNICATIONS       EMERGING         EMERGING
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                FUND           MARKETS FUND       ASIA FUND
--------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..........................      $     56,999      $      23,317      $  (112,643)
Net realized gain/(loss) on securities, forward
 foreign-currency exchange contracts, futures
 contracts, foreign-currency transactions and
 other assets during the period .......................        87,630,657       (223,090,923)      (1,207,744)
Net unrealized appreciation/(depreciation) of
 securities, forward foreign-currency exchange
 contracts, foreign-currency transactions and
 other assets during the period .......................       (11,374,981)       180,045,820       25,843,968
                                                             ------------      -------------      -----------
Net Increase/(Decrease) in Net Assets Resulting
 from Operations ......................................        76,312,675        (43,021,786)      24,523,581

DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment
 income:
   Class R shares .....................................                --                 --               --
   Class P shares .....................................                --                 --               --
Distributions to shareholders in excess of net
 investment income:
   Class R shares .....................................                --                 --               --
Distributions to shareholders from net realized gains
 on investments:
   Class R shares .....................................       (29,529,571)                --               --
   Class P shares .....................................                --                 --               --
Distributions to shareholders in excess of net
 realized gains on investments:
   Class R shares .....................................                --                 --               --
   Class P shares .....................................                --                 --               --
                                                             ------------      -------------      -----------
Total Distributions ...................................       (29,529,571)                --               --

BENEFICIAL INTEREST TRANSACTIONS:
--------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest
 transactions (note 6) ................................        40,834,194       (370,874,641)      14,063,944
Net Increase/(Decrease) in Net Assets .................        87,617,298       (413,896,427)      38,587,525

NET ASSETS:
--------------------------------------------------------------------------------------------------------------
Beginning of Period ...................................       267,112,887        759,323,603       24,608,364
End of Period .........................................      $354,730,185      $ 345,427,176      $63,195,889
Accumulated Undistributed Net Investment Income/
 (Accumulated Net Investment Loss) ....................      $     54,907      $  (8,200,457)     $  (888,647)



                                                                                                                       CALIFORNIA
                                                                                                    SHORT DURATION      TAX-FREE
                                                                  BALANCED        TOTAL RETURN        GOVERNMENT      INTERMEDIATE
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                  FUND+           BOND FUND         BOND FUND        BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ................................   $  2,867,104      $  3,561,458      $  6,741,583      $ 1,590,420
Net realized gain/(loss) on securities, forward
 foreign-currency exchange contracts, futures contracts,
 equity swaps and foreign-currency transactions during
 the period .................................................      1,328,853         1,432,924          (570,017)          28,947
Net unrealized appreciation/(depreciation) of securities,
 forward foreign-currency exchange contracts, equity
 swaps, foreign-currency transactions and other assets
 during the period ..........................................      4,581,206        (2,230,098)         (869,520)        (682,980)
                                                                ------------      ------------      ------------      -----------
Net Increase in Net Assets Resulting from Operations ........      8,777,163         2,764,284         5,302,046          936,387

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares ...........................................     (5,412,395)       (3,561,458)       (6,441,336)      (1,510,644)
   Class P shares ...........................................         (3,284)               --           (95,475)              --
Distributions to shareholders in excess of net investment
 income:
   Class R shares ...........................................             --           (41,221)         (204,526)         (79,767)
   Class P shares ...........................................             --                --            (3,034)              --
Distributions to shareholders from net realized gains on
 investments:
   Class B shares ...........................................             --                --                --               --
   Class C shares ...........................................             --                --                --               --
   Class R shares ...........................................     (9,737,684)       (2,032,202)               --          (92,379)
   Class P shares ...........................................         (6,222)               --                --               --
Distributions to shareholders in excess of net realized
 gains on investments:
   Class R shares ...........................................     (8,188,227)               --          (699,799)          (7,321)
   Class P shares ...........................................         (5,233)               --              (115)              --
                                                                ------------      ------------      ------------      -----------
Total Distributions .........................................    (23,353,045)       (5,634,881)       (7,444,285)      (1,690,111)

BENEFICIAL INTEREST TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest
 transactions (note 6) ......................................    (32,380,618)      (36,347,494)       94,034,691        6,103,794
Net Increase/(Decrease) in Net Assets .......................    (46,956,500)      (39,218,091)       91,892,452        5,350,070

NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
Beginning of Period .........................................    128,145,995        77,693,760        66,360,267       35,666,819
End of Period ...............................................   $ 81,189,495      $ 38,475,669      $158,252,719      $41,016,889
Accumulated Undistributed Net Investment Income/
 (Accumulated Net Investment Loss) ..........................   $    811,588      $    (46,628)     $   (198,522)     $   (79,767)




                                                                  GOVERNMENT         FEDERAL          CALIFORNIA
                                                                 MONEY MARKET        TAX-FREE          TAX-FREE
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                  FUND            MONEY FUND        MONEY FUND
------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ................................   $  34,883,767      $  3,482,541      $  6,170,903
Net realized gain/(loss) on securities, forward
 foreign-currency exchange contracts, futures contracts,
 equity swaps and foreign-currency transactions during
 the period .................................................          32,817               (72)               33
Net unrealized appreciation/(depreciation) of securities,
 forward foreign-currency exchange contracts, equity
 swaps, foreign-currency transactions and other assets
 during the period ..........................................              --                --                --
                                                                -------------      ------------      ------------
Net Increase in Net Assets Resulting from Operations ........      34,916,584         3,482,469         6,170,936

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares ...........................................     (34,878,792)       (3,482,322)       (6,169,715)
   Class P shares ...........................................             (22)               --                --
Distributions to shareholders in excess of net investment
 income:
   Class R shares ...........................................              --              (209)               --
   Class P shares ...........................................              --                --                --
Distributions to shareholders from net realized gains on
 investments:
   Class B shares ...........................................              --                --                --
   Class C shares ...........................................              --                --                --
   Class R shares ...........................................              --                --                --
   Class P shares ...........................................              --                --                --
Distributions to shareholders in excess of net realized
 gains on investments:
   Class R shares ...........................................              --                --                --
   Class P shares ...........................................              --                --                --
                                                                -------------      ------------      ------------
Total Distributions .........................................     (34,878,814)       (3,482,531)       (6,169,715)

BENEFICIAL INTEREST TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest
 transactions (note 6) ......................................    (149,268,606)         (942,095)      105,683,949
Net Increase/(Decrease) in Net Assets .......................    (149,230,836)         (942,157)      105,685,170

NET ASSETS:
------------------------------------------------------------------------------------------------------------------
Beginning of Period .........................................     724,619,025       117,283,470       187,216,057
End of Period ...............................................   $ 575,388,189      $116,341,313      $292,901,227
Accumulated Undistributed Net Investment Income/
 (Accumulated Net Investment Loss) ..........................   $       4,448      $       (209)     $        296

**  Currently closed to new investors.
+   Formerly named Montgomery U.S. Asset Allocation Fund.

      THE MONTGOMERY FUNDS
    STATEMENTS OF CASH FLOWS
SIX MONTHS ENDED DECEMBER 31, 1999
            (Unaudited)

TOTAL RETURN BOND FUND

CASH FLOWS FROM OPERATING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------
   Interest income received                                                     $  1,300,877
   Fee income received                                                                38,314
   Operating expenses paid                                                          (145,565)
   Proceeds from sales of long-term securities                                    78,646,457
   Net proceeds from short-term investments                                          967,388
   Purchases of long-term securities                                             (74,686,678)
                                                                                ------------

Cash Used by Operating Activities                                                                  $  6,120,793

CASH FLOWS FROM FINANCING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------
   Proceeds from subscriptions                                                  $  1,441,276
   Payments on shares redeemed                                                    (8,873,318)
   Proceeds from loans with custodian                                              1,524,880
   Cash dividends paid(*)                                                            (19,264)
                                                                                ------------

Cash Provided by Financing Activities                                                                (5,926,426)

Increase in cash                                                                                        194,367
Cash at beginning of period                                                                            (194,367)
                                                                                                   ------------
Cash at end of period                                                                              $        --

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS
TO CASH PROVIDED BY OPERATING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in net assets resulting from operations:                                   $    276,532
   Decrease in investments                                                      $ 10,133,101
   Decrease in interest receivable                                                    12,548
   Increase in variation margin for futures transactions                              (1,722)
   Increase in other assets and liabilities                                         (207,328)
   Increase in receivables for investments sold                                   (1,579,183)
   Decrease in payable for investments purchased                                  (2,493,187)
   Decrease in accrued expenses                                                      (19,968)
                                                                                ------------
   Total Adjustments                                                                                  5,844,261
                                                                                                    ------------

Cash Used by Operating Activities                                                                   $ 6,120,793

(*)Noncash activities include reinvestment of dividends of $1,561,115.

The accompanying notes are an integral part of these financial statements.

      THE MONTGOMERY FUNDS
    STATEMENTS OF CASH FLOWS
SIX MONTHS ENDED DECEMBER 31, 1999
           (Unaudited)

SHORT DURATION GOVERNMENT BOND FUND

CASH FLOWS FROM OPERATING ACTIVITIES:
---------------------------------------------------------------------------------------------------------------------
   Income received                                                              $    5,549,232
   Fee income received                                                                  78,754
   Operating expenses paid                                                            (327,458)
   Interest expense paid                                                              (205,438)
   Proceeds from sales of long-term securities                                     224,021,024
   Net payments for short-term investments                                          10,717,000
   Purchases of long-term securities                                              (250,148,699)
                                                                                --------------
Cash Used by Operating Activities                                                                       $(10,315,585)

CASH FLOWS FROM FINANCING ACTIVITIES:
---------------------------------------------------------------------------------------------------------------------
   Proceeds from subscriptions                                                  $  116,279,147
   Payments on shares redeemed                                                    (106,361,089)
   Proceeds from loans with custodians                                                 726,777
   Cash dividends paid(*)                                                             (582,457)
                                                                                --------------
Cash Provided by Financing Activities                                                                   $ 10,062,378

Decrease in cash                                                                                            (253,207)
Cash at beginning of period                                                                                  253,207
                                                                                                        ------------
Cash at end of period                                                                                   $         --

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS
TO CASH USED BY OPERATING ACTIVITIES:
---------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in net assets resulting from operations:                                        $  2,615,922
   Decrease in investments                                                      $    2,446,940
   Increase in interest receivable                                                    (613,335)
   Decrease in receivables for investments sold                                        149,096
   Decrease in payables for investments purchased                                  (13,309,957)
   Decrease in other assets and liabilities                                         (1,844,583)
   Increase in accrued expenses                                                        240,332
   Total Adjustments                                                            --------------           (12,931,507)
                                                                                                        ------------
Cash Used by Operating Activities                                                                       $(10,315,585)


(*)Noncash activities include reinvestment of dividends of $4,272,301.

        THE MONTGOMERY FUNDS
      STATEMENTS OF CASH FLOWS
SIX MONTHS ENDED DECEMBER 31, 1999
           (Unaudited)

GLOBAL LONG-SHORT FUND

CASH FLOWS FROM OPERATING ACTIVITIES:
-------------------------------------------------------------------------------------------------------------------
   Dividend and interest income received                                        $   2,475,188
   Dividends and interest paid                                                     (1,538,034)
   Operating expenses paid                                                         (3,965,434)
   Proceeds from sales of securities                                              305,144,295
   Purchases of long-term securities and written options transactions            (321,559,460)
                                                                                -------------
Cash Used by Operating Activities                                                                     $(19,443,445)

CASH FLOWS FROM FINANCING ACTIVITIES:
-------------------------------------------------------------------------------------------------------------------
   Proceeds from subscriptions                                                  $ 103,391,685
   Payments on shares redeemed                                                    (39,487,450)
   Proceeds from loans payable                                                     25,000,000
   Cash dividends paid(*)                                                          (4,866,599)
                                                                                -------------
Cash Provided by Financing Activities                                                                   84,037,636

Increase in cash                                                                                        64,594,191
Cash at beginning of period                                                                             58,402,425
                                                                                                      ------------
Cash at end of period                                                                                 $122,996,616


(*)Noncash activities include reinvestment of dividends of $23,943,895.

The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                            STATEMENTS OF CASH FLOWS
                       SIX MONTHS ENDED DECEMBER 31, 1999
                                   (Unaudited)

GLOBAL LONG-SHORT FUND - continued

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO CASH USED BY OPERATING ACTIVITIES:
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in net assets resulting from operations:                               $ 193,244,716
   Increase in investments ......................................        $(254,945,347)
   Decrease in dividends and interest receivable ................               58,828
   Increase in unrealized depreciation for equity swap agreements               46,793
   Increase in forward foreign-currency exchange contracts ......                4,092
   Increase in written options ..................................             (227,150)
   Increase in short sales ......................................           62,205,371
   Increase in foreign currency .................................           (5,459,178)
   Increase in receivables for investments sold .................           (2,604,129)
   Decrease in payables for investments purchased ...............          (10,752,961)
   Increase in accrued expenses and dividend payable ............              117,191
   Decrease in other assets and liabilities .....................           (1,131,671)
                                                                         -------------
   Total Adjustments ............................................                               (212,688,161)
                                                                                               -------------

Cash Provided by Operating Activities                                                          $ (19,443,445)

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                                                 GROWTH FUND
                                                                                                CLASS R SHARES
                                                                           --------------------------------------------------------
Selected Per-Share Data for the Year or Period Ended:         12/31/99++                  Fiscal Year Ended June 30,
                                                              (Unaudited)   1999++      1998++       1997++       1996       1995
                                                              -----------  --------   ----------   ----------   --------   --------
NET ASSET VALUE - BEGINNING OF PERIOD                         $  24.34     $  23.68   $    23.07   $    21.94   $  19.16   $  15.27
                                                              --------     --------   ----------   ----------   --------   --------
Net investment income/(loss)                                      0.00**       0.09         0.17         0.15       0.17       0.12
Net realized and unrealized gain/(loss) on investments            0.30         2.24         3.51         3.90       4.32       3.91
                                                              --------     --------   ----------   ----------   --------   --------
Net increase/(decrease) in net assets resulting from
   investment operations                                          0.30         2.33         3.68         4.05       4.49       4.03
                                                              --------     --------   ----------   ----------   --------   --------
Distributions:
Dividends from net investment income                             (0.17)       (0.10)       (0.15)       (0.15)     (0.17)     (0.07)
Distributions from net realized capital gains                    (3.01)       (1.57)       (2.92)       (2.77)     (1.54)     (0.07)
                                                              --------     --------   ----------   ----------   --------   --------
Total distributions                                              (3.18)       (1.67)       (3.07)       (2.92)     (1.71)     (0.14)
                                                              --------     --------   ----------   ----------   --------   --------
NET ASSET VALUE - END OF PERIOD                               $  21.46     $  24.34   $    23.68   $    23.07   $  21.94   $  19.16
                                                              --------     --------   ----------   ----------   --------   --------
TOTAL RETURN*                                                     2.14%       11.41%       17.31%       20.44%     24.85%     26.53%
                                                              --------     --------   ----------   ----------   --------   --------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                             $571,850     $669,789   $1,382,874   $1,137,343   $926,382   $878,776
                                                              --------     --------   ----------   ----------   --------   --------
Ratio of net investment income/(loss) to average net assets       0.16%+       0.46%        0.71%        0.69%      0.78%      0.98%
                                                              --------     --------   ----------   ----------   --------   --------
Net investment income/(loss) before deferral of fees
   by Manager                                                 $   0.02     $   0.09   $     0.17         --         --         --
                                                              --------     --------   ----------   ----------   --------   --------
Portfolio turnover rate                                             23%          39%          54%          61%       118%       128%
                                                              --------     --------   ----------   ----------   --------   --------
Expense ratio including interest and tax expense                  1.45%+       1.38%        1.20%        1.27%      1.35%      1.50%
                                                              --------     --------   ----------   ----------   --------   --------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                       1.45%+       1.38%        1.20%        --         --         --
                                                              --------     --------   ----------   ----------   --------   --------
Expense ratio excluding interest and tax expense                  1.45%+       1.35%        1.19%        --         --         --
                                                              --------     --------   ----------   ----------   --------   --------

                                                                                         CLASS P SHARES
                                                                                           Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:            12/31/99++     ----------------------------------------------
                                                                 (Unaudited)     1999++       1998++       1997++      1996(a)
                                                                 -----------     ------       ------       ------      -------
NET ASSET VALUE - BEGINNING OF PERIOD                             $ 24.51       $ 23.77      $ 23.12      $ 21.94      $ 19.22
                                                                  -------       -------      -------      -------      -------
Net investment income/(loss)                                         0.00**        0.04         0.11         0.09         0.03
Net realized and unrealized gain/(loss) on investments               0.26          2.31         3.55         3.96         2.69
                                                                  -------       -------      -------      -------      -------
Net increase/(decrease) in net assets resulting from
   investment operations                                             0.26          2.35         3.66         4.05         2.72
                                                                  -------       -------      -------      -------      -------
Distributions:
Dividends from net investment income                                (0.10)        (0.04)       (0.09)       (0.10)        --
Distributions from net realized capital gains                       (3.01)        (1.57)       (2.92)       (2.77)        --
                                                                  -------       -------      -------      -------      -------
Total distributions                                                 (3.11)        (1.61)       (3.01)       (2.87)        --
                                                                  -------       -------      -------      -------      -------
NET ASSET VALUE - END OF PERIOD                                   $ 21.66       $ 24.51      $ 23.77      $ 23.12      $ 21.94
                                                                  -------       -------      -------      -------      -------
TOTAL RETURN*                                                        1.98%        11.62%       17.09%       20.41%       14.15%
                                                                  -------       -------      -------      -------      -------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                 $   158       $   219      $   198      $   212      $    82
                                                                  -------       -------      -------      -------      -------
Ratio of net investment income/(loss) to average net assets          0.15%+        0.21%        0.46%        0.44%        0.53%+
                                                                  -------       -------      -------      -------      -------
Net investment income/(loss) before deferral of fees
   by Manager                                                     $  0.01       $  0.04      $  0.11          --          --
                                                                  -------       -------      -------      -------      -------
Portfolio turnover rate                                                23%           39%          54%          61%         118%
                                                                  -------       -------      -------      -------      -------
Expense ratio including interest and tax expense                     1.70%+        1.63%        1.45%        1.52%        1.60%+
                                                                  -------       -------      -------      -------      -------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                          1.70%+        1.63%        1.45%         --          --
                                                                  -------       -------      -------      -------      -------
Expense ratio excluding interest and tax expense                     1.70%+        1.60%        1.44%         --          --
                                                                  -------       -------      -------      -------      -------

(a) The Growth Fund's Class P shares commenced operations on January 12, 1996.

*   Total return represents aggregate total return for the periods indicated.

+   Annualized.

**  Amount represents less than $0.01 per share.

++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                              U.S. EMERGING GROWTH FUND

                                                                                             CLASS R SHARES
                                                                                       Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:     12/31/99     ---------------------------------------------------------
                                                         (Unaudited)     1999       1998++       1997        1996      1995(a)++
                                                          --------     --------    --------    --------    --------    ---------
NET ASSET VALUE - BEGINNING OF PERIOD                     $  19.80     $  21.89    $  19.00    $  17.82    $  13.75    $  12.00
                                                          --------     --------    --------    --------    --------    --------
Net investment income/(loss)                                 (0.12)       (0.16)      (0.18)      (0.13)      (0.04)       0.09
Net realized and unrealized gain/(loss) on investments        4.65        (0.80)       4.21        2.54        4.26        1.66
                                                          --------     --------    --------    --------    --------    --------
Net increase/(decrease) in net assets resulting from
   investment operations                                      4.53        (0.96)       4.03        2.41        4.22        1.75
                                                          --------     --------    --------    --------    --------    --------
Distributions:
Dividends from net investment income                          --           --          --          --         (0.04)       --
Distributions from net realized capital gains                (2.67)       (1.13)      (1.14)      (1.23)      (0.11)       --
                                                          --------     --------    --------    --------    --------    --------
Total distributions                                          (2.67)       (1.13)      (1.14)      (1.23)      (0.15)       --
                                                          --------     --------    --------    --------    --------    --------
NET ASSET VALUE - END OF PERIOD                           $  21.66     $  19.80    $  21.89    $  19.00    $  17.82    $  13.75
                                                          --------     --------    --------    --------    --------    --------
TOTAL RETURN*                                                24.17%       (4.07)%     22.18%      14.77%      30.95%      14.58%
                                                          --------     --------    --------    --------    --------    --------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                         $300,888     $382,483    $391,973    $317,812    $306,217    $162,949
                                                          --------     --------    --------    --------    --------    --------
Ratio of net investment income/(loss) to average net
   assets                                                    (1.12)%+     (0.83)%     (0.84)%     (0.75)%     (0.11)%      1.40%+
                                                          --------     --------    --------    --------    --------    --------
Net investment income/(loss) before deferral of fees
   by Manager                                             $  (0.16)    $  (0.16)   $  (0.18)       --      $  (0.05)   $   0.07
                                                          --------     --------    --------    --------    --------    --------
Portfolio turnover rate                                         59%          76%         24%         79%         89%         37%
                                                          --------     --------    --------    --------    --------    --------
Expense ratio including interest and tax expense              1.51%+       1.66%       1.57%       1.71%       1.75%       1.75%+
                                                          --------     --------    --------    --------    --------    --------
Expense ratio before deferral of fees by Manager,
   including interest and tax expense                         1.88%+       1.66%       1.57%       --          1.79%       2.07%+
                                                          --------     --------    --------    --------    --------    --------
Expense ratio excluding interest and tax expense              1.50%+       1.66%       1.56%       --          --          --
                                                          --------     --------    --------    --------    --------    --------

(a) The U.S. Emerging Growth (formerly Micro Cap) Fund's Class R shares commenced operations on December 30, 1994.

*   Total return represents aggregate total return for the periods indicated.

+   Annualized.

++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                                            SMALL CAP FUND

                                                                                            CLASS R SHARES
                                                                                      Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:      12/31/99    --------------------------------------------------------
                                                          (Unaudited)   1999++      1998++       1997        1996        1995
                                                          -----------  --------    --------    --------    --------    --------
NET ASSET VALUE - BEGINNING OF PERIOD                     $  16.58     $  20.73    $  19.52    $  21.55    $  17.11    $  15.15
                                                          --------     --------    --------    --------    --------    --------
Net investment income/(loss)                                 (0.10)       (0.17)      (0.15)      (0.18)      (0.09)      (0.10)
Net realized and unrealized gain/(loss) on investments        7.00        (1.21)       4.33        1.43        6.31        3.04
                                                          --------     --------    --------    --------    --------    --------
Net increase/(decrease) in net assets resulting from
   investment operations                                      6.90        (1.38)       4.18        1.25        6.22        2.94
                                                          --------     --------    --------    --------    --------    --------
Distributions:
Distributions from net realized capital gains                (0.00)**     (2.07)      (2.97)      (3.28)      (1.78)      (0.98)
Distributions in excess of net realized capital gains         --          (0.70)       --          --          --          --
                                                          --------     --------    --------    --------    --------    --------
Total distributions                                          (0.00)**     (2.77)      (2.97)      (3.28)      (1.78)      (0.98)
                                                          --------     --------    --------    --------    --------    --------
NET ASSET VALUE - END OF PERIOD                           $  23.48     $  16.58    $  20.73    $  19.52    $  21.55    $  17.11
                                                          --------     --------    --------    --------    --------    --------
TOTAL RETURN*                                                41.79%       (4.14)%     23.23%       6.81%      39.28%      20.12%
                                                          --------     --------    --------    --------    --------    --------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                         $136,876     $113,323    $203,437    $198,298    $275,062    $202,399
                                                          --------     --------    --------    --------    --------    --------
Ratio of net investment income/(loss) to average net
   assets                                                    (1.08)%+     (1.09)%     (0.70)%     (0.78)%     (0.47)%     (0.57)%
                                                          --------     --------    --------    --------    --------    --------
Net investment income/(loss) before deferral of fees
   by Manager                                             $  (0.10)    $  (0.17)   $  (0.15)       --          --          --
                                                          --------     --------    --------    --------    --------    --------
Portfolio turnover rate                                         79%          71%         69%         59%         80%         85%
                                                          --------     --------    --------    --------    --------    --------
Expense ratio including interest and tax expense              1.31%+       1.32%       1.24%       1.20%       1.24%       1.37%
                                                          --------     --------    --------    --------    --------    --------
Expense ratio before deferral of fees by Manager,
   including interest and tax expense                         1.31%+       1.32%       1.24%       --          --          --
                                                          --------     --------    --------    --------    --------    --------
Expense ratio excluding interest and tax expense              1.31%+       1.32%       1.24%       --          --          --
                                                          --------     --------    --------    --------    --------    --------

                                                                                     CLASS P SHARES
                                                                               Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:           12/31/99    --------------------------------
                                                              (Unaudited)    1999++      1998++      1997(a)
                                                               ----------   -------     -------     --------
NET ASSET VALUE - BEGINNING OF PERIOD                          $ 16.35      $ 20.53     $ 19.48     $  21.73
                                                               -------      -------     -------     --------
Net investment income/(loss)                                     (0.12)       (0.21)      (0.20)       (0.10)
Net realized and unrealized gain/(loss) on investments            6.92        (1.20)       4.22         1.13
                                                               -------      -------     -------     --------
Net increase/(decrease) in net assets resulting from
   investment operations                                          6.80        (1.41)       4.02         1.03
                                                               -------      -------     -------     --------
Distributions:
Distributions from net realized capital gains                    (0.00)**     (2.07)      (2.97)       (3.28)
Distributions in excess of net realized capital gains             --          (0.70)       --           --
                                                               -------      -------     -------     --------
Total distributions                                              (0.00)**     (2.77)      (2.97)       (3.28)
                                                               -------      -------     -------     --------
NET ASSET VALUE - END OF PERIOD                                $ 23.15      $ 16.35     $ 20.53     $  19.48
                                                               -------      -------     -------     --------
TOTAL RETURN*                                                    41.85%       (4.39)%     22.44%        5.74%
                                                               -------      -------     -------     --------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                              $27,675      $20,606     $21,548     $  6,656
                                                               -------      -------     -------     --------
Ratio of net investment income/(loss) to average net assets      (1.32)%+     (1.35)%     (0.95)%      (1.03)%+
                                                               -------      -------     -------     --------
Net investment income/(loss) before deferral of fees
   by Manager                                                  $ (0.12)     $ (0.21)    $ (0.20)        --
                                                               -------      -------     -------     --------
Portfolio turnover rate                                             79%          71%         69%          59%
                                                               -------      -------     -------     --------
Expense ratio including interest and tax expense                  1.56%+       1.57%       1.49%        1.45%+
                                                               -------      -------     -------     --------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                       1.56%+       1.57%       1.49%        --
                                                               -------      -------     -------     --------
Expense ratio excluding interest and tax expense                  1.56%+       1.57%       1.49%        --
                                                               -------      -------     -------     --------

(a) The Small Cap Fund's Class P shares commenced operations on July 1, 1996.

*   Total return represents aggregate total return for the periods indicated.

+   Annualized.

**  Amount represents less than $0.01 per share.

++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                                           EQUITY INCOME FUND**

                                                                                              CLASS R SHARES
                                                                                         Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:              12/31/99   ----------------------------------------------
                                                                 (Unaudited)    1999      1998     1997++     1996    1995(a)
                                                                 -----------  -------   -------   -------   -------   ------
NET ASSET VALUE - BEGINNING OF PERIOD                              $ 19.04    $ 18.27   $ 17.91   $ 16.09   $ 13.38   $12.00
                                                                   -------    -------   -------   -------   -------   ------
Net investment income/(loss)                                          0.10       0.32      0.44      0.49      0.43     0.31
Net realized and unrealized gain/(loss) on investments               (1.64)      2.30      2.27      3.35      2.82     1.38
                                                                   -------    -------   -------   -------   -------   ------
Net increase/(decrease) in net assets resulting from
   investment operations                                             (1.54)      2.62      2.71      3.84      3.25     1.69
                                                                   -------    -------   -------   -------   -------   ------
Distributions:
Dividends from net investment income                                 (0.11)     (0.31)    (0.44)    (0.46)    (0.42)   (0.31)
Distributions from net realized capital gains                        (2.54)     (1.54)    (1.91)    (1.56)    (0.12)    --
                                                                   -------    -------   -------   -------   -------   ------
Total distributions                                                  (2.65)     (1.85)    (2.35)    (2.02)    (0.54)   (0.31)
                                                                   -------    -------   -------   -------   -------   ------
NET ASSET VALUE - END OF PERIOD                                    $ 14.85    $ 19.04   $ 18.27   $ 17.91   $ 16.09   $13.38
                                                                   -------    -------   -------   -------   -------   ------
TOTAL RETURN*                                                        (7.90)%    15.06%    15.83%    26.02%    24.56%   14.26%
                                                                   -------    -------   -------   -------   -------   ------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                  $14,069    $26,750   $40,260   $38,595   $19,312   $6,383
                                                                   -------    -------   -------   -------   -------   ------
Ratio of net investment income/(loss) to average net assets           1.09%+     1.71%     2.32%     2.93%     3.03%    4.06%+
                                                                   -------    -------   -------   -------   -------   ------
Net investment income/(loss) before deferral of fees by Manager    $  0.04    $  0.21   $  0.34   $  0.39   $  0.34   $ 0.13
                                                                   -------    -------   -------   -------   -------   ------
Portfolio turnover rate                                                 60%        57%       68%       62%       90%      29%
                                                                   -------    -------   -------   -------   -------   ------
Expense ratio including interest and tax expense                      0.86%+     0.85%     0.86%     --        --       --
                                                                   -------    -------   -------   -------   -------   ------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                           1.48%+     1.45%     1.38%     1.46%     1.45%    3.16%+
                                                                   -------    -------   -------   -------   -------   ------
Expense ratio excluding interest and tax expense                      0.85%+     0.85%     0.85%     0.86%     0.85%    0.84%+
                                                                   -------    -------   -------   -------   -------   ------

                                                                                         CLASS P SHARES
                                                                                   Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:             12/31/99    ------------------------------------
                                                                 (Unaudited)   1999      1998     1997++    1996(a)
                                                                 -----------  ------    ------    ------    ------
NET ASSET VALUE - BEGINNING OF PERIOD                              $19.01     $18.25    $17.90    $16.09    $15.66
                                                                   ------     ------    ------    ------    ------
Net investment income/(loss)                                         0.07       0.26      0.38      0.44      0.08
Net realized and unrealized gain/(loss) on investments              (1.63)      2.31      2.27      3.35      0.35
                                                                   ------     ------    ------    ------    ------
Net increase/(decrease) in net assets resulting from
   investment operations                                            (1.56)      2.57      2.65      3.79      0.43
                                                                   ------     ------    ------    ------    ------
Distributions:
Dividends from net investment income                                (0.09)     (0.27)    (0.39)    (0.42)     --
Distributions from net realized capital gains                       (2.54)     (1.54)    (1.91)    (1.56)     --
                                                                   ------     ------    ------    ------    ------
Total distributions                                                 (2.63)     (1.81)    (2.30)    (1.98)     --
                                                                   ------     ------    ------    ------    ------
NET ASSET VALUE - END OF PERIOD                                    $14.82     $19.01    $18.25    $17.90    $16.09
                                                                   ------     ------    ------    ------    ------
TOTAL RETURN*                                                       (8.03)%    14.74%    15.49%    25.64%     2.75%
                                                                   ------     ------    ------    ------    ------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                  $3,143     $3,212    $2,719    $  868    $    2
                                                                   ------     ------    ------    ------    ------
Ratio of net investment income/(loss) to average net assets          0.85%+     1.46%     2.07%     2.68%     2.78%+
                                                                   ------     ------    ------    ------    ------
Net investment income/(loss) before deferral of fees by Manager    $ 0.02     $ 0.15    $ 0.28    $ 0.34    $ 0.06
                                                                   ------     ------    ------    ------    ------
Portfolio turnover rate                                                60%        57%       68%       62%       90%
                                                                   ------     ------    ------    ------    ------
Expense ratio including interest and tax expense                     1.11%+     1.10%     1.11%     --        --
                                                                   ------     ------    ------    ------    ------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                          1.73%+     1.70%     1.63%     1.71%     1.70%+
                                                                   ------     ------    ------    ------    ------
Expense ratio excluding interest and tax expense                     1.10%+     1.10%     1.10%     1.11%     1.10%+
                                                                   ------     ------    ------    ------    ------

(a) The Equity Income Fund's Class R shares and Class P shares commenced operations on September 30, 1994, and March 12, 1996, respectively.

*   Total return represents aggregate total return for the periods indicated.

**  Closed to new investors.

+   Annualized.

++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                                    INTERNATIONAL GROWTH FUND

                                                                                        CLASS R SHARES
                                                                                    Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:          12/31/99     -----------------------------------------
                                                              (Unaudited)     1999      1998#      1997#     1996(a)
                                                              -----------   --------   -------     -------    -------
NET ASSET VALUE - BEGINNING OF PERIOD                          $  18.97     $  18.67   $ 16.24     $ 15.31    $ 12.00
                                                               ========     ========   =======     =======    =======
Net investment income/(loss)                                      (0.08)        0.09      0.04        0.08       0.02
Net realized and unrealized gain/(loss) on investments             4.93         0.31      3.48        2.53       3.29
                                                               --------     --------   -------     -------    -------
Net increase/(decrease) in net assets resulting from
   investment operations                                           4.85         0.40      3.52        2.61       3.31
                                                               --------     --------   -------     -------    -------
Distributions:
Dividends from net investment income                               --           --       (0.02)       --         --
Distributions in excess of net investment income                   --           --       (0.00)++     --         --
Distributions from net realized capital gains                     (0.39)       (0.10)    (1.07)      (1.68)      --
                                                               --------     --------   -------     -------    -------
Total distributions                                               (0.39)       (0.10)    (1.09)      (1.68)      --
                                                               --------     --------   -------     -------    -------
NET ASSET VALUE - END OF PERIOD                                $  23.43     $  18.97   $ 18.67     $ 16.24    $ 15.31
                                                               ========     ========   =======     =======    =======
TOTAL RETURN*                                                     25.72%        2.34%    23.27%      19.20%     27.58%
                                                               ========     ========   =======     =======    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                              $255,733     $227,287   $64,820     $33,912    $18,303
                                                               --------     --------   -------     -------    -------
Ratio of net investment income/(loss) to average net assets       (0.70)%+      0.41%     0.22%       0.57%      0.26%+
                                                               --------     --------   -------     -------    -------
Net investment income/(loss) before deferral of fees by
                                                               --------     --------   -------     -------    -------
   Manager                                                     $  (0.08)    $   0.09   $ (0.04)    $ (0.02)   $ (0.07)
                                                               --------     --------   -------     -------    -------
Portfolio turnover rate                                             199%         150%      127%         95%       239%
                                                               --------     --------   -------     -------    -------
Expense ratio including interest and tax expense                   1.72%+       1.66%     1.66%       --         --
                                                               --------     --------   -------     -------    -------
Expense ratio before deferral of fees by Manager,
   including interest and tax expense                              1.86%+       1.74%     2.13%       2.37%      2.91%+
                                                               --------     --------   -------     -------    -------
Expense ratio excluding interest and tax expense                   1.65%+       1.65%     1.65%       1.66%      1.65%+
                                                               --------     --------   -------     -------    -------

                                                                                           CLASS P SHARES
                                                                                     Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:              12/31/99     -------------------------------------
                                                                  (Unaudited)    1999     1998#      1997#     1996(a)
                                                                  -----------   ------    ------     ------    ------
NET ASSET VALUE - BEGINNING OF PERIOD                               $18.92      $18.64    $16.22     $15.31    $13.66
                                                                    ======      ======    ======     ======    ======
Net investment income/(loss)                                         (0.06)       0.12     (0.01)      0.05      0.00++
Net realized and unrealized gain/(loss) on investments                4.89        0.26      3.50       2.54      1.65
                                                                    ------      ------    ------     ------    ------
Net increase/(decrease) in net assets resulting from
   investment operations                                              4.83        0.38      3.49       2.59      1.65
                                                                    ------      ------    ------     ------    ------
Distributions:
Distributions in excess of net investment income                      --          --       (0.00)++    --        --
Distributions from net realized capital gains                        (0.39)      (0.10)    (1.07)     (1.68)     --
                                                                    ------      ------    ------     ------    ------
Total distributions                                                  (0.39)      (0.10)    (1.07)     (1.68)     --
                                                                    ------      ------    ------     ------    ------
NET ASSET VALUE - END OF PERIOD                                     $23.36      $18.92    $18.64     $16.22    $15.31
                                                                    ======      ======    ======     ======    ======
TOTAL RETURN*                                                        25.68%       2.18%    23.03%     19.13%    12.08%
                                                                    ======      ======    ======     ======    ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                   $4,970      $2,352    $    5     $    5    $    1
                                                                    ------      ------    ------     ------    ------
Ratio of net investment income/(loss) to average net assets          (1.00)%+     0.16%    (0.03)%     0.32%     0.01%+
                                                                    ------      ------    ------     ------    ------
Net investment income/(loss) before deferral of fees by Manager     $(0.06)     $ 0.12    $(0.08)    $(0.06)   $(0.05)
                                                                    ------      ------    ------     ------    ------
Portfolio turnover rate                                                199%        150%      127%        95%      239%
                                                                    ------      ------    ------     ------    ------
Expense ratio including interest and tax expense                      1.97%+      1.91%     1.91%      --        --
                                                                    ------      ------    ------     ------    ------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                           2.11%+      1.99%     2.38%      2.62%     3.16%+
                                                                    ------      ------    ------     ------    ------
Expense ratio excluding interest and tax expense                      1.90%+      1.90%     1.90%      1.91%     1.90%+
                                                                    ------      ------    ------     ------    ------

(a) The International Growth Fund's Class R shares and Class P shares commenced operations on July 3, 1995, and March 11, 1996, respectively.

*   Total return represents aggregate total return for the periods indicated.

+   Annualized.

++  Amount represents less than $0.01 per share.

# Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                         INTERNATIONAL SMALL CAP FUND**

                                                                                                  CLASS R SHARES
                                                                                            Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:             12/31/99     --------------------------------------------------
                                                                 (Unaudited)    1999++     1998++      1997       1996      1995
                                                                 -----------   -------    -------    -------    -------   -------
NET ASSET VALUE - BEGINNING OF PERIOD                              $ 14.49     $ 15.14    $ 17.16    $ 14.86    $ 11.75   $ 12.02
                                                                   =======     =======    =======    =======    =======   =======
Net investment income/(loss)                                         (0.08)       0.01      (0.01)     (0.05)      0.03      0.12
Net realized and unrealized gain/(loss) on investments                0.61       (0.65)      0.31       2.35       3.10     (0.39)
                                                                   -------     -------    -------    -------    -------   -------
Net increase/(decrease) in net assets resulting from
   investment operations                                              0.53       (0.64)      0.30       2.30       3.13     (0.27)
                                                                   -------     -------    -------    -------    -------   -------
Distributions:
Dividends from net investment income                                  --          --         --         --        (0.02)    (0.00)++
Distributions in excess of net investment income                      --         (0.01)     (0.13)      --         --        --
Distributions from net realized capital gains                        (0.28)       --        (2.19)      --         --        --
                                                                   -------     -------    -------    -------    -------   -------
Total distributions                                                  (0.28)      (0.01)     (2.32)      --        (0.02)    (0.00)++
                                                                   -------     -------    -------    -------    -------   -------
NET ASSET VALUE - END OF PERIOD                                    $ 14.74     $ 14.49    $ 15.14    $ 17.16    $ 14.86   $ 11.75
                                                                   =======     =======    =======    =======    =======   =======
TOTAL RETURN*                                                         4.21%      (3.82)%     4.46%     15.48%     26.68%    (2.23)%
                                                                   =======     =======    =======    =======    =======   =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                  $31,756     $38,054    $50,491    $53,602    $41,640   $28,516
                                                                   -------     -------    -------    -------    -------   -------
Ratio of net investment income/(loss) to average net assets          (0.85)%+     0.07%     (0.03)%    (0.34)%     0.20%     0.95%
                                                                   -------     -------    -------    -------    -------   -------
Net investment income/(loss) before deferral of fees by Manager    $ (0.10)    $  0.01    $ (0.10)   $ (0.14)   $ (0.08)  $  0.05
                                                                   -------     -------    -------    -------    -------   -------
Portfolio turnover rate                                                 93%        117%       111%        85%       177%      156%
                                                                   -------     -------    -------    -------    -------   -------
Expense ratio including interest and tax expense                      1.91%+      1.91%      1.92%      --         1.96%     1.91%
                                                                   -------     -------    -------    -------    -------   -------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                           3.15%+      2.56%      2.53%      2.60%      2.76%     2.50%
                                                                   -------     -------    -------    -------    -------   -------
Expense ratio excluding interest and tax expense                      1.90%+      1.90%      1.90%      1.90%      1.90%     1.90%
                                                                   -------     -------    -------    -------    -------   -------

                                                                                        CLASS P SHARES
                                                                                  Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:               12/31/99      ---------------------------
                                                                   (Unaudited)    1999!!    1998!!    1997(a)
                                                                   -----------    ------    ------    -------
NET ASSET VALUE - BEGINNING OF PERIOD                                $14.42       $15.13    $17.16    $16.96
                                                                     ------       ------    ------    ------
Net investment income/(loss)                                          (0.07)       (0.02)#   (0.05)     0.00++
Net realized and unrealized gain/(loss) on investments                 0.58        (0.69)     0.30      0.20
                                                                     ------       ------    ------    ------
Net increase/(decrease) in net assets resulting from
   investment operations                                               0.51        (0.71)     0.25      0.20
                                                                     ------       ------    ------    ------
Distributions:
Distributions in excess of net investment income                       --           --       (0.09)     --
Distributions from net realized capital gains                         (0.28)        --       (2.19)     --
                                                                     ------       ------    ------    ------
Total distributions                                                   (0.28)        --       (2.28)     --
                                                                     ------       ------    ------    ------
NET ASSET VALUE - END OF PERIOD                                      $14.65       $14.42    $15.13    $17.16
                                                                     ======       ======    ======    ======
TOTAL RETURN*                                                          3.80%       (4.03)%    4.13%     1.18%
                                                                     ======       ======    ======    ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                    $    3       $    3    $    5    $   15
                                                                     ------       ------    ------    ------
Ratio of net investment income/(loss) to average net assets           (1.07)%+     (0.18)%   (0.28)%   (0.59)%+
                                                                     ------       ------    ------    ------
Net investment income/(loss) before deferral of fees by Manager      $(0.08)      $(0.03)   $(0.16)   $(0.01)
                                                                     ------       ------    ------    ------
Portfolio turnover rate                                                  93%         117%      111%       85%
                                                                     ------       ------    ------    ------
Expense ratio including interest and tax expense                       2.16%+       2.16%     2.17%     --
                                                                     ------       ------    ------    ------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                            3.41%+       2.81%     2.78%     2.85%+
                                                                     ------       ------    ------    ------
Expense ratio excluding interest and tax expense                       2.15%+       2.15%     2.15%     2.15%+
                                                                     ------       ------    ------    ------

(a) The International Small Cap Fund's Class P shares commenced operations on June 9, 1997

*   Total return represents aggregate total return for the periods indicated.

**  Closed to new investors.

+   Annualized.

++  Amount represents less than $0.01 per share.

# The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.

!! Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                                       GLOBAL OPPORTUNITIES FUND

                                                                                            CLASS R SHARES
                                                                                       Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:         12/31/99    ---------------------------------------------------
                                                             (Unaudited)    1999      1998#       1997       1996       1995
                                                             -----------    ----      ------      ----       ----       ----
NET ASSET VALUE - BEGINNING OF PERIOD                         $ 19.21     $ 19.19    $ 19.17    $ 16.96    $ 13.25    $ 12.92
                                                              =======     =======    =======    =======    =======    =======
Net investment income/(loss)                                    (0.11)      (0.12)      0.00++    (0.11)     (0.06)      0.13
Net realized and unrealized gain/(loss) on investments           7.23        2.56       3.87       3.14       3.84       0.70
                                                              -------     -------    -------    -------    -------    -------
Net increase/(decrease) in net assets resulting from
   investment operations                                         7.12        2.44       3.87       3.03       3.78       0.83
                                                              -------     -------    -------    -------    -------    -------
Distributions:
Dividends from net investment income                             --         (0.22)      --         --        (0.07)      --
Distributions from net realized capital gains                   (1.66)      (2.20)     (3.85)     (0.82)      --        (0.50)
                                                              -------     -------    -------    -------    -------    -------
Total distributions                                             (1.66)      (2.42)     (3.85)     (0.82)     (0.07)     (0.50)
                                                              -------     -------    -------    -------    -------    -------
NET ASSET VALUE - END OF PERIOD                               $ 24.67     $ 19.21    $ 19.19    $ 19.17    $ 16.96    $ 13.25
                                                              =======     =======    =======    =======    =======    =======
TOTAL RETURN*                                                   37.83%      15.68%     27.12%     18.71%     28.64%      6.43%
                                                              =======     =======    =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                             $90,301     $57,146    $96,412    $32,371    $28,496    $13,677
                                                              -------     -------    -------    -------    -------    -------
Ratio of net investment income/(loss) to average net
   assets                                                       (1.20)%+    (0.61)%    (0.02)%    (0.62)%    (0.56)%     1.03%
                                                              -------     -------    -------    -------    -------    -------
Net investment income/(loss) before deferral of fees
   by Manager                                                 $ (0.11)    $ (0.14)   $  0.00++  $ (0.23)   $ (0.16)   $ (0.01)
                                                              -------     -------    -------    -------    -------    -------
Portfolio turnover rate                                           175%        172%       135%       117%       164%       119%
                                                              -------     -------    -------    -------    -------    -------
Expense ratio including interest and tax expense                 1.96%+      2.01%      1.96%      --         2.05%      1.91%
                                                              -------     -------    -------    -------    -------    -------
Expense ratio before deferral of fees by Manager,
   including interest and tax expense                            2.62%+      2.40%      2.37%      2.62%      3.10%      2.99%
                                                              -------     -------    -------    -------    -------    -------
Expense ratio excluding interest and tax expense                 1.90%+      1.90%      1.90%      1.90%      1.90%      1.90%
                                                              -------     -------    -------    -------    -------    -------

*   Total return represents aggregate total return for the periods indicated.

+   Annualized.

++  Amount represents less than $0.01 per share.

# Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                     GLOBAL COMMUNICATIONS FUND

                                                                                             CLASS R SHARES
                                                                                        Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:         12/31/99     -------------------------------------------------------
                                                             (Unaudited)     1999      1998++       1997        1996        1995
                                                             -----------   --------   --------    --------    --------    --------
NET ASSET VALUE - BEGINNING OF PERIOD                         $  26.73     $  22.88   $  19.61    $  18.05    $  15.42    $  14.20
                                                              ========     ========   ========    ========    ========    ========
Net investment income/(loss)                                     (0.12)        0.01      (0.17)      (0.25)      (0.20)      (0.03)
Net realized and unrealized gain/(loss) on investments           16.49         6.35       7.19        2.72        2.83        1.28
                                                              --------     --------   --------    --------    --------    --------
Net increase/(decrease) in net assets resulting from
   investment operations                                         16.37         6.36       7.02        2.47        2.63        1.25
                                                              --------     --------   --------    --------    --------    --------
Distributions:
Distributions from net realized capital gains                    (6.25)       (2.51)     (3.75)      (0.91)       --          --
Distributions in excess of net realized capital gains             --           --         --          --          --         (0.03)
                                                              --------     --------   --------    --------    --------    --------
Total distributions                                              (6.25)       (2.51)     (3.75)      (0.91)       --         (0.03)
                                                              --------     --------   --------    --------    --------    --------
NET ASSET VALUE - END OF PERIOD                               $  36.85     $  26.73   $  22.88    $  19.61    $  18.05    $  15.42
                                                              ========     ========   ========    ========    ========    ========
TOTAL RETURN*                                                    63.42%       31.66%     45.45%      14.43%      17.06%       8.83%
                                                              ========     ========   ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                             $598,671     $354,730   $267,113    $153,955    $206,671    $209,644
                                                              --------     --------   --------    --------    --------    --------
Ratio of net investment income/(loss) to average net assets      (1.00)%+      0.02%     (0.85)%     (1.05)%     (1.01)%     (0.10)%
                                                              --------     --------   --------    --------    --------    --------
Net investment income/(loss) before deferral of fees
   by Manager                                                 $  (0.12)    $   0.01   $  (0.17)   $  (0.27)   $  (0.22)   $  (0.07)
                                                              --------     --------   --------    --------    --------    --------
Portfolio turnover rate                                            163%         146%        80%         76%        104%         50%
                                                              --------     --------   --------    --------    --------    --------
Expense ratio including interest and tax expense                  1.51%+       1.69%      1.93%       --          2.01%       1.91%
                                                              --------     --------   --------    --------    --------    --------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                       1.51%+       1.69%      1.93%       2.00%       2.11%       2.09%
                                                              --------     --------   --------    --------    --------    --------
Expense ratio excluding interest and tax expense                  1.51%+       1.68%      1.90%       1.91%       1.90%       1.90%
                                                              --------     --------   --------    --------    --------    --------

*   Total return represents aggregate total return for the periods indicated.

+   Annualized.

++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                                             EMERGING MARKETS FUND
                                                                                                 CLASS R SHARES
                                                                                           Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:         12/31/99!!    -------------------------------------------------------
                                                              (Unaudited)     1999       1998         1997        1996      1995++
                                                               --------     --------   --------    ----------   --------   --------
NET ASSET VALUE - BEGINNING OF PERIOD                          $  10.24     $   9.86   $  16.85    $    14.19   $  13.17   $  13.68
                                                               --------     --------   --------    ----------   --------   --------
Net investment income/(loss)                                      (0.04)        0.92       0.07          0.07       0.08       0.03
Net realized and unrealized gain/(loss) on investments             2.82        (0.54)     (6.58)         2.66       0.94       0.25#
                                                               --------     --------   --------    ----------   --------   --------
Net increase/(decrease) in net assets resulting from
   investment operations                                           2.78         0.38      (6.51)         2.73       1.02       0.28
                                                               --------     --------   --------    ----------   --------   --------
Distributions:
Dividends from net investment income                               --           --        (0.15)        (0.07)      --         --
Distributions from net realized capital gains                      --           --        (0.33)         --         --        (0.42)
Distributions in excess of net realized capital gains              --           --         --            --         --        (0.37)
                                                               --------     --------   --------    ----------   --------   --------
Total distributions                                                --           --        (0.48)        (0.07)      --        (0.79)
                                                               --------     --------   --------    ----------   --------   --------
NET ASSET VALUE - END OF PERIOD                                $  13.02     $  10.24   $   9.86    $    16.85   $  14.19   $  13.17
                                                               --------     --------   --------    ----------   --------   --------
TOTAL RETURN*                                                     27.15%        3.85%    (39.20)%       19.34%      7.74%      1.40%
                                                               --------     --------   --------    ----------   --------   --------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                              $368,135     $344,907   $758,911    $1,259,457   $994,378   $998,083
                                                               --------     --------   --------    ----------   --------   --------
Ratio of net investment income/(loss) to average net assets       (0.74)%+      0.01%      0.55%         0.48%      0.58%      0.23%
                                                               --------     --------   --------    ----------   --------   --------
Net investment income/(loss) before deferral of
   fees by Manager                                             $  (0.92)    $   0.96   $   0.07          --         --         --
                                                               --------     --------   --------    ----------   --------   --------
Portfolio turnover rate                                             112%          86%        97%           83%       110%        92%
                                                               --------     --------   --------    ----------   --------   --------
Expense ratio including interest and tax expense                   2.04%+       2.05%      1.65%         --         --         --
                                                               --------     --------   --------    ----------   --------   --------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                        2.47%+       2.15%      1.65%         --         --         --
                                                               --------     --------   --------    ----------   --------   --------
Expense ratio excluding interest and tax expense                   1.90%+       1.90%      1.60%         1.67%      1.72%      1.80%
                                                               --------     --------   --------    ----------   --------   --------

                                                                                         CLASS P SHARES
                                                                                   Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:           12/31/99!!   ---------------------------------------
                                                               (Unaudited)     1999       1998       1997    1996(a)
                                                               -----------   -------    --------    ------   -------
NET ASSET VALUE - BEGINNING OF PERIOD                            $ 10.05     $  9.74    $  16.77    $14.19   $ 12.62
                                                                 -------     -------    --------    ------   -------
Net investment income/(loss)                                       (0.04)       0.00++      0.03      0.06      0.01
Net realized and unrealized gain/(loss) on investments              2.72        0.31       (6.61)     2.58      1.56
                                                                 -------     -------    --------    ------   -------
Net increase/(decrease) in net assets resulting from
   investment operations                                            2.68        0.31       (6.58)     2.64      1.57
Distributions:
Dividends from net investment income                                --          --         (0.12)    (0.06)     --
Distributions from net realized capital gains                       --          --         (0.33)     --        --
                                                                 -------     -------    --------    ------   -------
Total distributions                                                 --          --         (0.45)    (0.06)     --
                                                                 -------     -------    --------    ------   -------
NET ASSET VALUE - END OF PERIOD                                  $ 12.73     $ 10.05    $   9.74    $16.77   $ 14.19
                                                                 -------     -------    --------    ------   -------
TOTAL RETURN*                                                      27.09%       3.08%     (39.75)%   18.62%    12.44%
                                                                 -------     -------    --------    ------   -------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                $   914     $   520    $    413    $  607   $     2
                                                                 -------     -------    --------    ------   -------
Ratio of net investment income/(loss) to average net assets        (0.85)%+    (0.24)%      0.30%     0.23%     0.33%+
                                                                 -------     -------    --------    ------   -------
Net investment income/(loss) before deferral of
   fees by Manager                                               $ (1.05)    $  0.01    $   0.03      --        --
                                                                 -------     -------    --------    ------   -------
Portfolio turnover rate                                              112%         86%         97%       83%      110%
                                                                 -------     -------    --------    ------   -------
Expense ratio including interest and tax expense                    2.29%+      2.30%       1.90%     --        --
                                                                 -------     -------    --------    ------   -------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                         2.72%+      2.40%       1.90%     --        --
                                                                 -------     -------    --------    ------   -------
Expense ratio excluding interest and tax expense                    2.15%+      2.15%       1.85%     1.92%     1.97%+
                                                                 -------     -------    --------    ------   -------

(a) The Emerging Markets Fund's Class P shares commenced operations on March 12, 1996.

*   Total return represents aggregate total return for the periods indicated.

# The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.

+   Annualized.

++  Amount represents less than $0.01 per share.

!! Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                                                EMERGING ASIA FUND

                                                                                                  CLASS R SHARES
                                                                                            Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:                   12/31/99!!    --------------------------------------
                                                                        (Unaudited)      1999          1998         1997(a)
                                                                        -----------   ----------    ----------    ----------
NET ASSET VALUE - BEGINNING OF PERIOD                                   $    12.21    $     6.18    $    18.91    $    12.00
                                                                        ----------    ----------    ----------    ----------
Net investment income/(loss)                                                 (0.05)        (0.01)         0.13         (0.01)
Net realized and unrealized gain/(loss) on investments                        0.17#         6.04        (11.74)         6.95
                                                                        ----------    ----------    ----------    ----------
Net increase/(decrease) in net assets resulting from investment
   operations                                                                 0.12          6.03        (11.61)         6.94
                                                                        ----------    ----------    ----------    ----------
Distributions:
Dividends from net investment income                                         (0.64)        (0.00)++      (0.17)         --
Distributions from net realized capital gains                                 --            --           (0.00)++      (0.03)
Distributions in excess of net realized capital gains                         --            --           (0.95)         --
                                                                        ----------    ----------    ----------    ----------
Total distributions                                                          (0.64)        (0.00)++      (1.12)        (0.03)
                                                                        ----------    ----------    ----------    ----------
NET ASSET VALUE - END OF PERIOD                                         $    11.69    $    12.21    $     6.18    $    18.91
                                                                        ----------    ----------    ----------    ----------
TOTAL RETURN*                                                                 1.40%        97.44%       (63.45)%       57.80%
                                                                        ----------    ----------    ----------    ----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                       $   42,481    $   63,196    $   24,608    $   68,095
                                                                        ----------    ----------    ----------    ----------
Ratio of net investment income/(loss) to average net assets                  (0.96)%+      (0.35)%        0.22%        (0.42)%+
                                                                        ----------    ----------    ----------    ----------
Net investment income/(loss) before deferral of fees by Manager         $    (0.08)   $    (0.03)   $    (0.08)   $    (0.02)
                                                                        ----------    ----------    ----------    ----------
Portfolio turnover rate                                                         82%          233%          154%           72%
                                                                        ----------    ----------    ----------    ----------
Expense ratio including interest and tax expense                              1.93%+        2.19%         1.91%         2.20%+
                                                                        ----------    ----------    ----------    ----------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                                   3.05%+        2.89%         2.27%         2.69%+
                                                                        ----------    ----------    ----------    ----------
Expense ratio excluding interest and tax expense                              1.90%+        1.90%         1.90%         1.80%+
                                                                        ----------    ----------    ----------    ----------

(a) The Emerging Asia Fund's Class R shares commenced operations on September 30, 1996.

*   Total return represents aggregate total return for the periods indicated.

+   Annualized.

++  Amount represents less than $0.01 per share.

# The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and sales in relation to the fluctuating market values of the portfolio.

!! Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                                   GLOBAL LONG-SHORT FUND

                                                                                       CLASS R SHARES
                                                                                           Fiscal Year Ended
                                                                                    June 30,         March 31,
Selected Per-Share Data for the Year or Period Ended:                12/31/99      ----------   --------------------
                                                                    (Unaudited)    1999(b)(c)    1999++    1998(a)!!
                                                                    -----------    ----------   -------    ---------
NET ASSET VALUE - BEGINNING OF PERIOD                                $  19.65      $  16.47     $ 12.70    $ 10.00
                                                                     --------      --------     -------    -------
Net investment income/(loss)                                            (0.19)        (0.06)      (0.05)      0.02
Net realized and unrealized gain/(loss) on investments                  13.66          3.24        4.92       2.68
                                                                     --------      --------     -------    -------
Net increase/(decrease) in net assets resulting from
   investment operations                                                13.47          3.18        4.87       2.70
                                                                     --------      --------     -------    -------
Distributions:
Distributions from net realized capital gains                           (1.99)         --         (1.10)      --
                                                                     --------      --------     -------    -------
Total distributions                                                     (1.99)         --         (1.10)      --
                                                                     --------      --------     -------    -------
NET ASSET VALUE - END OF PERIOD                                      $  31.13      $  19.65     $ 16.47    $ 12.70
                                                                     --------      --------     -------    -------
TOTAL RETURN*                                                           69.44%        19.61%      39.87%     27.20%
                                                                     --------      --------     -------    -------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                    $455,370      $216,300     $83,638    $16,579
                                                                     --------      --------     -------    -------
Ratio of net investment income/(loss) to average net assets             (1.90)%+      (2.30)%+    (0.35)%     0.65%+
                                                                     --------      --------     -------    -------
Net investment income/(loss) before deferral of fees by Manager      $  (0.19)     $  (0.06)    $ (0.09)   $ (0.05)
                                                                     --------      --------     -------    -------
Portfolio turnover rate                                                   277%           43%        226%        84%
                                                                     --------      --------     -------    -------
Expense ratio including interest and tax expense                         3.46%+        4.18%+      3.40%      2.78%+
                                                                     --------      --------     -------    -------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                              3.46%+        4.61%+      3.79%      5.19%+
                                                                     --------      --------     -------    -------
Expense ratio excluding interest and tax expense                         2.25%+        2.35%+      2.35%      2.35%+
                                                                     --------      --------     -------    -------

                                                                                    CLASS B SHARES
                                                                                        Fiscal Year Ended
                                                                                 June 30,          March 31,
Selected Per-Share Data for the Year or Period Ended:               12/31/99     --------     --------------------
                                                                   (Unaudited)    1999(c)      1999!!    1998(a)!!
                                                                   -----------    -------      ------    ---------
NET ASSET VALUE - BEGINNING OF PERIOD                               $ 19.35      $ 16.25      $ 12.64     $10.00
                                                                    -------      -------      -------     ------
Net investment income/(loss)                                          (0.29)       (0.15)       (0.16)      0.00++
Net realized and unrealized gain/(loss) on investments                13.39         3.25         4.87       2.64
                                                                    -------      -------      -------     ------
Net increase/(decrease) in net assets resulting from investment
   operations                                                         13.10         3.10         4.71       2.64
                                                                    -------      -------      -------     ------
Distributions:
Distributions from net realized capital gains                         (1.99)        --          (1.10)      --
                                                                    -------      -------      -------     ------
Total distributions                                                   (1.99)        --          (1.10)      --
                                                                    -------      -------      -------     ------
NET ASSET VALUE - END OF PERIOD                                     $ 30.46      $ 19.35      $ 16.25     $12.64
                                                                    -------      -------      -------     ------
TOTAL RETURN(*)                                                       68.80%       19.38%       38.88%     26.50%
                                                                    -------      -------      -------     ------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                   $27,639      $18,704      $17,031     $   61
                                                                    -------      -------      -------     ------
Ratio of net investment income/(loss) to average net assets           (2.61)%+     (3.07)%+     (1.10)%    (0.10)%+
                                                                    -------      -------      -------     ------
Net investment income/(loss) before deferral of fees by Manager     $ (0.29)     $ (0.16)     $ (0.28)    $(0.00)++
                                                                    -------      -------      -------     ------
Portfolio turnover rate                                                 277%          43%         226%        84%
                                                                    -------      -------      -------     ------
Expense ratio including interest and tax expense                       4.21%+       4.93%+       4.15%      3.53%+
                                                                    -------      -------      -------     ------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                            4.21%+       5.36%+       4.54%      5.94%+
                                                                    -------      -------      -------     ------
Expense ratio excluding interest and tax expense                       3.00%+       3.10%+       3.10%      3.10%+
                                                                    -------      -------      -------     ------

The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                          GLOBAL LONG-SHORT FUND - continued

                                                                                    CLASS C SHARES
                                                                                     Fiscal Year Ended
                                                                                  June 30,         March 31,
Selected Per-Share Data for the Year or Period Ended:                12/31/99     --------    -------------------
                                                                    (Unaudited)   1999(c)     1999!!    1998(a)!!
                                                                    -----------   -------     ------    ---------
NET ASSET VALUE - BEGINNING OF PERIOD                                $ 18.01      $15.13      $11.83     $10.00
                                                                     -------      ------      ------     ------
Net investment income/(loss)                                           (0.27)      (0.13)      (0.15)      0.00++
Net realized and unrealized gain/(loss) on investments                 12.45        3.01        4.55       1.83
                                                                     -------      ------      ------     ------
Net increase/(decrease) in net assets resulting from investment
   operations                                                          12.18        2.88        4.40       1.83
                                                                     -------      ------      ------     ------
Distributions:
Distributions from net realized capital gains                          (1.99)       --         (1.10)      --
                                                                     -------      ------      ------     ------
Total distributions                                                    (1.99)       --         (1.10)      --
                                                                     -------      ------      ------     ------
NET ASSET VALUE - END OF PERIOD                                      $ 28.20      $18.01      $15.13     $11.83
                                                                     -------      ------      ------     ------
TOTAL RETURN*                                                          68.60%      19.37%      38.81%     18.50%
                                                                     -------      ------      ------     ------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                    $11,486      $7,209      $6,425     $  202
                                                                     -------      ------      ------     ------
Ratio of net investment income/(loss) to average net assets            (2.62)%+    (3.07)%+    (1.10)%    (0.10)%+
                                                                     -------      ------      ------     ------
Net investment income/(loss) before deferral of fees by Manager      $ (0.27)     $(0.15)     $(0.26)    $(0.00)++
                                                                     -------      ------      ------     ------
Portfolio turnover rate                                                  277%         43%        226%        84%
                                                                     -------      ------      ------     ------
Expense ratio including interest and tax expense                        4.21%+      4.93%+      4.15%      3.53%+
                                                                     -------      ------      ------     ------
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                             4.21%+      5.36%+      4.54%      5.94%+
                                                                     -------      ------      ------     ------
Expense ratio excluding interest and tax expense                        3.00%+      3.10%+      3.10%      3.10%+
                                                                     -------      ------      ------     ------

(a) The Global Long-Short Fund commenced operations on December 31, 1997.

(b) On January 29, 1999, Class R shares were issued in exchange for Class A shares.

(c) The Fund changed its year end from March 31 to June 30.

(*) Total return represents aggregate total return for the periods indicated.

+   Annualized.

++  Amount represents less than $0.01 per share.

!! Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                                               SELECT 50 FUND
                                                                                            Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:                    12/31/99++  --------------------------------------------
                                                                        (Unaudited)       1999++     1998++     1997++     1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                   $   22.20    $    20.98   $   20.01   $   16.46   $ 12.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                (0.26)        (0.09)       0.12        0.01      0.06
Net realized and unrealized gain/(loss) on investments                       5.56          2.70        2.70        4.16      4.45
                                                                        ---------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
   operations                                                                5.30          2.61        2.82        4.17      4.51
                                                                        ---------------------------------------------------------
Distributions:
Dividends from net investment income                                           --         (0.24)        --        (0.10)    (0.04)
Distributions in excess of net investment income                               --         (0.10)        --           --        --
Distributions from net realized capital gains                               (3.11)        (1.05)      (1.85)      (0.52)       --
                                                                        ---------------------------------------------------------
Distributions in excess of net realized capital gains                          --            --          --          --     (0.01)
Total distributions                                                         (3.11)        (1.39)      (1.85)      (0.62)    (0.05)
NET ASSET VALUE - END OF PERIOD                                         $   24.39     $   22.20   $   20.98   $   20.01   $ 16.46
                                                                        ---------------------------------------------------------
TOTAL RETURN*                                                               25.20%        13.89%      15.44%      26.35%    37.75%
                                                                        ---------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                       $ 141,146     $ 136,792   $ 269,667   $ 172,509   $77,955
Ratio of net investment income/(loss) to average net assets                 (2.34)%+      (0.47)%      0.58%       0.04%     0.42%+
Net investment income/(loss) before deferral of fees by Manager         $   (0.27)    $   (0.09)  $    0.12   $   (0.01)  $  0.02
Portfolio turnover rate                                                       122%          115%        151%        158%      106%
Expense ratio including interest and tax expense                             3.26%+        1.76%       1.81%         --        --
Expense ratio before deferral of fees by Manager, including interest
   and tax expense                                                           3.37%+        1.76%       1.81%       1.92%     2.11%+
Expense ratio excluding interest and tax expense                             1.80%+        1.73%       1.80%       1.82%     1.80%+

                                                                                               CLASS P SHARES
                                                                                            Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:                      12/31/99++     -------------------------------
                                                                          (Unaudited)      1999++        1998++      1997(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                   $    21.83       $  20.68       $19.98       $ 15.89
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                 (0.25)         (0.14)        0.09         (0.02)
Net realized and unrealized gain/(loss) on investments                        5.42           2.64         2.46          4.11
                                                                        ----------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
   operations                                                                 5.17           2.50         2.55          4.09
                                                                        ----------------------------------------------------
Distributions:
Dividends from net investment income                                            --          (0.21)          --            --
Distributions in excess of net investment income                                --          (0.09)          --            --
Distributions from net realized capital gains                                (3.11)         (1.05)       (1.85)           --
Total distributions                                                          (3.11)         (1.35)       (1.85)           --
                                                                        ----------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                         $    23.89        $ 21.83       $20.68       $ 19.98
TOTAL RETURN*                                                                25.02%         13.46%       14.12%        25.74%
                                                                        ----------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                       $       27        $    55       $   52       $     9
Ratio of net investment income/(loss) to average net assets                  (2.29)%+       (0.72)%       0.34%        (0.21)%+
Net investment income/(loss) before deferral of fees by Manager         $    (0.27)       $ (0.14)      $ 0.09       $ (0.03)
Portfolio turnover rate                                                        122%           115%         151%          158%
Expense ratio including interest and tax expense                              3.51%+         2.01%        2.06%           --
Expense ratio before deferral of fees by Manager, including interest
   and tax expense                                                            3.62%+         2.01%        2.06%         2.17%+
Expense ratio excluding interest and tax expense                              2.05%+         1.98%        2.05%         2.07%+

(a) The Select 50 Fund's Class R shares and Class P shares commenced operations on October 2, 1995, and December 12, 1996, respectively.

*   Total return represents aggregate total return for the periods indicated.

+   Annualized.

++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                                      BALANCED FUND

                                                                                      CLASS R SHARES

                                                                                        Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:     12/31/99     ------------------------------------------------------------
                                                         (Unaudited)     1999++      1998#        1997++        1996        1995
NET ASSET VALUE - BEGINNING OF PERIOD                     $  16.77     $  19.08    $   19.89    $   19.33    $   16.33    $  12.24
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                  1.70         0.48         1.66         0.48         0.26        0.25
Net realized and unrealized gain/(loss) on investments       (1.46)        1.23         0.99         2.13         3.54        4.11
                                                          ------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                      0.24         1.71         2.65         2.61         3.80        4.36
                                                          ------------------------------------------------------------------------
Distributions:
Dividends from net investment income                         (0.30)       (0.93)       (0.93)       (0.39)       (0.25)      (0.17)
Dividends in excess of net investment income                    --           --        (0.70)          --           --          --
Distributions from net realized capital gains                (0.44)       (1.68)       (1.83)       (1.66)       (0.55)      (0.10)
Distributions in excess of net realized capital gains           --        (1.41)          --           --           --          --
Total distributions                                          (0.74)       (4.02)       (3.46)       (2.05)       (0.80)      (0.27)
                                                          ------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                           $  16.27     $  16.77    $   19.08    $   19.89    $   19.33    $  16.33
TOTAL RETURN*                                                 1.04%       11.93%       14.67%       14.65%       23.92%      35.99%
                                                          ------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                         $ 69,178     $ 81,133    $ 128,075    $ 127,214    $ 132,511    $ 60,234
Ratio of net investment income/(loss) to average
   net assets                                                19.24%+       2.63%        3.10%        2.55%        1.85%       3.43%
Net investment income/(loss) before deferral
   of fees by Manager                                     $   1.63     $   0.45    $    1.63    $    0.47    $    0.24    $   0.19
Portfolio turnover rate                                         22%          36%          84%         169%         226%         96%
Expense ratio including interest and tax expense              0.09%+       0.25%        0.26%        1.43%        1.42%       1.31%
Expense ratio before deferral of fees by Manager,
   including interest and tax expense                         0.61%+       0.46%        0.31%        1.49%        1.55%       2.07%
Expense ratio excluding interest and tax expense              0.09%+       0.25%        0.25%        1.31%        1.30%       1.30%

                                                                                             CLASS P SHARES

                                                                                               Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:                   12/31/99      --------------------------------------------
                                                                      (Unaudited)      1999++      1998#       1997++      1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                   $  16.74      $ 19.11     $ 19.89     $ 19.33     $ 17.86
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                1.55         0.44        1.62        0.43        0.09
Net realized and unrealized gain/(loss) on investments                     (1.34)        1.17        1.01        2.13        1.38
                                                                        ---------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                                    0.21         1.61        2.63        2.56        1.47
Distributions:
Dividends from net investment income                                       (0.25)       (0.89)      (0.84)      (0.34)         --
Dividends in excess of net investment income                                  --           --       (0.74)         --          --
Distributions from net realized capital gains                              (0.45)       (1.68)      (1.83)      (1.66)         --
Distributions in excess of net realized capital gains                         --        (1.41)         --          --          --
Total distributions                                                        (0.70)       (3.98)      (3.41)      (2.00)         --
                                                                        ---------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                         $  16.25      $ 16.74     $ 19.11     $ 19.89     $ 19.33
TOTAL RETURN*                                                               1.01%       11.15%      14.53%      14.35%       8.23%
                                                                        ---------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                       $  57         $ 56        $ 71        $ 74        $ 43
Ratio of net investment income/(loss) to average net assets                19.70%+       2.68%       2.85%       2.30%       1.60%+
Net investment income/(loss) before deferral of fees by Manager         $   1.50      $  0.41     $  1.59     $  0.42     $  0.08
Portfolio turnover rate                                                       22%          36%        84.%        169%        226%
Expense ratio including interest and tax expense                            0.34%+       0.50%       0.51%       1.68%       1.67%+
Expense ratio before deferral of fees by Manager, including interest
   and tax expense                                                          0.86%+       0.71%       0.56%       1.74%       1.80%+
Expense ratio excluding interest and tax expense                            0.34%+       0.50%       0.50%       1.56%       1.55%+

(a) The Balanced Fund's (formerly named Montgomery U.S. Asset Allocation Fund) Class P shares commenced operations on January 3, 1996.
# The Fund converted to a fund of funds structure effective July 1, 1998. Expense ratios prior to that date do not reflect expenses borne indirectly.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                                                 TOTAL RETURN BOND FUND

                                                                                                     CLASS R SHARES

                                                                                                        Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:                                     12/31/99      --------------------------
                                                                                         (Unaudited)        1999        1998(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                                     $   11.66      $   12.44     $   12.00
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                   0.39           0.73          0.72
Net realized and unrealized gain/(loss) on investments                                        (0.31)         (0.35)         0.56
                                                                                          --------------------------------------
Net increase/(decrease) in net assets resulting from investment operations                     0.08           0.38          1.28
                                                                                          --------------------------------------
Distributions:
Dividends from net investment income                                                          (0.37)         (0.73)        (0.72)
Distributions in excess of net investment income                                                 --          (0.01)        (0.00)++
Distributions from net realized capital gains                                                 (0.15)         (0.42)        (0.12)
Total distributions                                                                           (0.52)         (1.16)        (0.84)
                                                                                          --------------------------------------
NET ASSET VALUE - END OF PERIOD                                                           $   11.22      $   11.66     $   12.44
TOTAL RETURN*                                                                                  0.52%          3.20%        10.92%
                                                                                          --------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                                         $  31,301      $  38,476     $  77,694
Ratio of net investment income/(loss) to average net assets                                    6.75%+         5.88%         5.81%
Net investment income/(loss) before deferral of fees by Manager                           $    0.38      $    0.72     $    0.71
Portfolio turnover rate                                                                         140%           158%          390%
Expense ratio including interest and tax expense                                               0.70%+         1.16%         1.29%
Expense ratio before deferral of fees by Manager, including interest and tax expense           1.14%+         1.25%         1.34%
Expense ratio excluding interest and tax expense                                               0.70%+         0.70%         0.70%

(a) The Total Return Bond Fund's Class R shares commenced operations on June 30, 1997.

*    Total return represents aggregate total return for the periods indicated.

+    Annualized.

++   Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                             SHORT DURATION GOVERNMENT BOND FUND

                                                                                       CLASS R SHARES

                                                                                       Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:      12/31/99     -----------------------------------------------------------
                                                         (Unaudited)       1999        1998       1997++       1996         1995
NET ASSET VALUE - BEGINNING OF PERIOD                     $   10.04     $   10.14    $   9.99    $   9.92    $   9.95     $   9.80
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                   0.29          0.53        0.57        0.59        0.60         0.62
Net realized and unrealized gain/(loss) on investments        (0.13)        (0.05)       0.16        0.07       (0.04)        0.16
                                                          ------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                       0.16          0.48        0.73        0.66        0.56         0.78
                                                          ------------------------------------------------------------------------
Distributions:
Dividends from net investment income                          (0.29)        (0.51)      (0.56)      (0.59)      (0.59)       (0.62)
Dividends in excess of net investment income                   --           (0.02)         --       (0.00)#     (0.00)#         --
Distributions from net realized capital gains                  --              --       (0.02)         --          --           --
Distributions in excess of net realized capital gains          --           (0.05)         --          --          --           --
Distributions from capital                                     --              --          --          --          --        (0.01)
Total distributions                                           (0.29)        (0.58)      (0.58)      (0.59)      (0.59)       (0.63)
                                                          ------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                           $    9.91     $   10.04    $  10.14    $   9.99    $   9.92     $   9.95
TOTAL RETURN*                                                  1.57%         4.82%       7.56%       6.79%       5.74%        8.28%
                                                          ------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                         $ 166,445     $ 154,365    $ 66,357    $ 47,265    $ 22,681     $ 17,093
Ratio of net investment income/(loss) to average
    net assets                                                 2.68%+        5.21%       5.83%       5.87%       5.88%        6.41%
Net investment income/(loss) before deferral of
    fees by Manager                                       $    5.54     $    0.48    $   0.51    $   0.54    $   0.52     $   0.54
Portfolio turnover rate                                         271%          199%        502%        451%        350%         284%
Expense ratio including interest and tax expense               0.92%+        1.35%       1.15%       1.55%       1.55%        1.38%
Expense ratio before deferral of fees by Manager,
   including interest and tax expense                          1.43%+        1.85%       1.73%       2.05%       2.31%        2.23%
Expense ratio excluding interest and tax expense               0.68%+        0.62%       0.28%       0.60%       0.60%        0.47%

                                                                                             CLASS P SHARES

                                                                                               Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:                     12/31/99     -----------------------------------------
                                                                        (Unaudited)      1999       1998      1997++     1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                     $ 10.03      $ 10.15    $  9.99    $  9.92    $  9.98
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                 0.27         0.41       0.61       0.59       0.16
Net realized and unrealized gain/(loss) on investments                      (0.07)       (0.06)      0.12       0.06      (0.05)
                                                                          -----------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                                     0.20         0.35       0.73       0.65       0.11
                                                                          -----------------------------------------------------
Distributions:
Dividends from net investment income                                        (0.27)       (0.41)     (0.57)     (0.58)     (0.17)
Dividends in excess of net investment income                                   --        (0.01)        --      (0.00)#       --
Distributions in excess of net realized capital gains                          --        (0.05)        --         --         --
Total distributions                                                         (0.27)       (0.47)     (0.57)     (0.58)     (0.17)
                                                                          -----------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                           $  9.96      $ 10.03    $ 10.15    $  9.99    $  9.92
TOTAL RETURN*                                                                1.45%        4.47%      7.34%      6.69%      1.12%
                                                                          -----------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                         $ 3,759      $ 3,887    $     3    $     0    $     1
Ratio of net investment income/(loss) to average net assets                  5.43%+       4.96%      5.58%      5.62%      5.63%+
Net investment income/(loss) before deferral of fees by Manager           $  5.28      $  0.37    $  0.55    $  0.54    $  0.14
Portfolio turnover rate                                                       271%         199%       502%       451%       350%
Expense ratio including interest and tax expense                             1.17%+       1.60%      1.40%      1.80%      1.80%+
Expense ratio before deferral of fees by Manager, including interest
   and tax expense                                                           1.68%+       2.10%      1.98%      2.30%      2.56%+
Expense ratio excluding interest and tax expense                             0.93%+       0.87%      0.53%      0.85%      0.85%+

(a) The Short Duration Government Bond Fund's Class P shares commenced operations on March 11, 1996.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
#    Amount represents less than $0.01 per share.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                        CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND

                                                                                        CLASS R SHARES

                                                                                        Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:       12/31/99    ---------------------------------------------------------
                                                          (Unaudited)      1999         1998        1997        1996        1995
NET ASSET VALUE - BEGINNING OF PERIOD                      $  12.67     $  12.86      $  12.53    $  12.23    $  12.04    $ 11.79
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                   0.26         0.49          0.51        0.53        0.54       0.44
Net realized and unrealized gain/(loss) on investments        (0.26)       (0.16)         0.33        0.30        0.19       0.25
                                                           ----------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                       0.00++       0.33          0.84        0.83        0.73       0.69
                                                           ----------------------------------------------------------------------
Distributions:
Dividends from net investment income                          (0.26)       (0.46)        (0.51)      (0.53)      (0.54)     (0.44)
Dividends in excess of net investment income                     --        (0.03)           --          --          --      (0.00)++
Distributions from net realized capital gains                    --        (0.03)           --          --          --         --
Distributions in excess of net realized capital gains            --        (0.00)++         --          --          --         --
Total distributions                                           (0.26)       (0.52)        (0.51)      (0.53)      (0.54)     (0.44)
                                                           ----------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                            $  12.41     $  12.67      $  12.86    $  12.53    $  12.23    $ 12.04
TOTAL RETURN*                                                 (0.02)%       2.71%         6.85%       6.91%       6.11%      6.03%
                                                           ----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                          $ 34,293     $ 41,017      $ 35,667    $ 21,681    $ 13,948    $ 5,153
Ratio of net investment income/(loss) to average net
   assets                                                     4.08%+       3.93%         4.03%       4.27%       4.34%      3.71%
Net investment income/(loss) before deferral of fees
   by Manager                                              $   0.44     $   0.48      $   0.44    $   0.47    $   0.43    $  0.34
Portfolio turnover rate                                          42%         184%           42%         26%         58%        38%
Expense ratio including interest and tax expense               0.70%+       0.69%         0.69%       0.68%       0.61%      0.56%
Expense ratio before deferral of fees by Manager,
   including interest and tax expense                          1.20%+       1.19%         1.19%       1.18%       1.43%      1.41%
Expense ratio excluding interest and tax expense               0.70%+       0.69%         0.68%         --          --         --

*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
++  Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                                  GOVERNMENT MONEY MARKET FUND

                                                                                       CLASS R SHARES

                                                                                        Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:     12/31/99     ------------------------------------------------------------
                                                         (Unaudited)     1999         1998         1997         1996        1995
NET ASSET VALUE - BEGINNING OF PERIOD                     $   1.00     $   1.00     $   1.00     $   1.00     $  1.00    $   1.00
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                  0.025        0.047        0.052        0.049       0.052       0.049
Net realized and unrealized gain/(loss) on investments        0.000        0.000        0.000        0.000       0.000       0.000
                                                          ------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                      0.025        0.047        0.052        0.049       0.052       0.049
Distributions:
Dividends from net investment income                         (0.025)      (0.047)      (0.052)      (0.049)     (0.052)     (0.049)
Total distributions                                          (0.025)      (0.047)      (0.052)      (0.049)     (0.052)     (0.049)
                                                          ------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                           $   1.00     $   1.00     $   1.00     $   1.00     $  1.00    $   1.00
TOTAL RETURN*                                                 2.55%        4.81%        5.27%        5.03%       5.28%       4.97%
                                                          ------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                         $560,020     $575,387     $724,619     $473,154     $439,423   $258,956
Ratio of net investment income/(loss) to average
   net assets                                                 5.00%+       4.71%        5.15%        4.93%       5.17%       4.92%
Net investment income/(loss) before deferral of
   fees by Manager                                        $   0.025    $   0.047    $   0.052    $   0.049    $  0.050   $   0.047
Expense ratio including interest and tax expense              0.37%+       0.50%        0.53%          --          --        0.63%
Expense ratio before deferral of fees by Manager,
   including interest and tax expense                         0.52%+       0.50%        0.48%        0.62%       0.74%       0.79%
Expense ratio excluding interest and tax expense              0.37%+       0.50%        0.53%        0.60%       0.60%       0.60%

                                                                                           CLASS P SHARES

                                                                                              Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:               12/31/99     ---------------------------------------------------
                                                                   (Unaudited)      1999         1998          1997        1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                              $   1.00      $   1.00     $   1.00      $   1.00      $   1.00
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                           0.024         0.045        0.049         0.048         0.014
Net realized and unrealized gain/(loss) on investments                 0.000         0.000        0.000         0.000         0.000
                                                                   ----------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                               0.024         0.045        0.049         0.048         0.014
Distributions:
Dividends from net investment income                                  (0.024)       (0.045)      (0.049)       (0.048)       (0.014)
Total distributions                                                   (0.024)       (0.045)      (0.049)       (0.048)       (0.014)
                                                                   ----------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                    $   1.00      $   1.00     $   1.00      $   1.00      $   1.00
TOTAL RETURN*                                                          2.40%         4.54%        5.00%         4.88%         1.38%
                                                                   ----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                  $  3,087      $      1           --            --      $      1
Ratio of net investment income/(loss) to average net assets            4.92%+        4.52%        4.90%         4.68%         4.91%+
Net investment income/(loss) before deferral of fees by Manager    $   0.024     $   0.045    $   0.049     $   0.048     $   0.013
Expense ratio including interest and tax expense                       0.62%+        0.75%        0.78%           --            --
Expense ratio before deferral of fees by Manager, including
   interest and tax expense                                            0.77%+        0.75%        0.73%         0.87%         0.99%+
Expense ratio excluding interest and tax expense                       0.62%+        0.75%        0.78%         0.85%         0.85%+

(a)  The Government Money Market (formerly named Montgomery Government Reserve
     Fund) Fund Class P shares commenced operations on March 11, 1996.
*    Total return represents aggregate total return for the periods indicated.
+   Annualized.
Section   Amount represents less than $0.001 per share.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                                          FEDERAL TAX-FREE MONEY FUND

                                                                                                CLASS R SHARES

                                                                                                 Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:                          12/31/99     ---------------------------------------
                                                                             (Unaudited)       1999          1998         1997(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                        $    1.00      $    1.00     $    1.00     $    1.00
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                      0.014          0.028         0.031         0.032
Net realized and unrealized gain/(loss) on investments                            0.000          0.000         0.000         0.000
                                                                             -----------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations        0.014          0.028         0.031         0.032
                                                                             -----------------------------------------------------
Distributions:
Dividends from net investment income                                             (0.014)        (0.028)       (0.031)       (0.032)
Distributions in excess of net investment income                                     --         (0.000)          --         (0.000)
Total distributions                                                              (0.014)        (0.028)       (0.031)       (0.032)
                                                                             -----------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                              $    1.00      $    1.00     $    1.00     $    1.00
TOTAL RETURN*                                                                     1.45%          2.82%         3.12%         3.26%
                                                                             -----------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                            $ 224,387      $ 116,341     $ 117,283     $ 114,197
Ratio of net investment income/(loss) to average net assets                       2.90%+         2.80%         3.08%         3.24%+
Net investment income/(loss) before deferral of fees by Manager              $    0.014     $    0.026    $    0.031    $    0.030
Expense ratio including interest and tax expense                                  0.60%+         0.60%         0.60%         0.33%+
Expense ratio before deferral of fees by Manager, including
    interest and tax expense                                                      0.96%+         0.80%         0.81%         0.69%+
Expense ratio excluding interest and tax expense                                  0.60%+         0.60%         0.60%           --

(a) The Federal Tax-Free Money Funds Class R shares commenced operations on July 15, 1996.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
Section   Amount represents less than $0.001 per share.

The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                                 CALIFORNIA TAX-FREE MONEY FUND

                                                                                         CLASS R SHARES

                                                                                         Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:                      12/31/99      --------------------------
                                                                         (Unaudited)        1999            1998
NET ASSET VALUE - BEGINNING OF PERIOD                                    $    1.00       $    1.00       $    1.00
-------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                  0.010           0.026           0.029
Net realized and unrealized gain/(loss) on investments                        0.000           0.000           0.000
                                                                         ------------------------------------------
Net increase/(decrease) in net assets resulting from investments              0.010           0.026           0.029
                                                                         ------------------------------------------
Distributions:
Dividends from net investment income                                         (0.010)         (0.026)         (0.029)
Dividends in excess of net investment income                                    --              --              --

Total distributions                                                          (0.010)         (0.026)         (0.029)
                                                                         ------------------------------------------
NET ASSET VALUE - END OF PERIOD                                          $     1.00      $    1.00       $    1.00
TOTAL RETURN*                                                                 1.27%           2.59%           3.00%
                                                                         ------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                        $ 317,463       $ 292,901       $ 187,216
Ratio of net investment income/(loss) to average net assets                   1.62%+          2.55%           2.96%
Net investment income/(loss) before deferral of fees by Manager          $    0.012      $    0.021      $    0.029
Expense ratio including interest and tax expense                              0.60%+          0.58%           0.58%
Expense ratio before deferral of fees by Manager, including interest
   and tax expense                                                            0.60%+          0.61%           0.68%
Expense ratio excluding interest and tax expense                              0.60%+          0.58%           0.58%

                                                                                      CLASS R SHARES

                                                                                  Fiscal Year Ended June 30,
Selected Per-Share Data for the Year or Period Ended:                       --------------------------------------
                                                                               1997          1996         1995(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                       $    1.00      $   1.00      $   1.00
------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                     0.029         0.030         0.027
Net realized and unrealized gain/(loss) on investments                           0.000         0.000         0.000
                                                                            --------------------------------------
Net increase/(decrease) in net assets resulting from investments                 0.029         0.030         0.027
                                                                            --------------------------------------
Distributions:
Dividends from net investment income                                            (0.029)       (0.030)       (0.027)
Dividends in excess of net investment income                                       --            --         (0.00)
Total distributions                                                             (0.029)       (0.030)       (0.027)
                                                                            --------------------------------------
NET ASSET VALUE - END OF PERIOD                                             $    1.00      $   1.00      $   1.00
TOTAL RETURN*                                                                    2.95%         3.03%         2.68%
                                                                            --------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)                                           $ 118,723      $ 98,134      $ 64,780
Ratio of net investment income/(loss) to average net assets                      2.91%         2.99%         3.55%+
Net investment income/(loss) before deferral of fees by Manager             $    0.028     $   0.028     $   0.023
Expense ratio including interest and tax expense                                 0.58%         0.59%         0.33%+
Expense ratio before deferral of fees by Manager, including interest
   and tax expense                                                               0.73%         0.80%         0.86%+
Expense ratio excluding interest and tax expense                                   --            --            --


(a) The California Tax-Free Money Funds Class R shares commenced operations on September 30, 1994.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
Section   Amount represents less than $0.001 per share.

                              The Montgomery Funds
                                      Notes
                            to Financial Statements
                                   (Unaudited)

The Montgomery Funds and The Montgomery Funds II (individually, the "Trust" and, collectively, the "Trusts") are registered under the Investment Company
Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. As of December 31, 1999, the Trusts had 24 publicly offered series (individually, a "Fund" and, collectively, the "Funds"). The Montgomery Funds include the following: Montgomery Growth Fund, Montgomery U.S. Emerging Growth Fund, Montgomery Small Cap Fund, Montgomery Equity Income Fund, Montgomery International Growth Fund, Montgomery International Small Cap Fund, Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Select 50 Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund, Montgomery Federal Tax-Free Money Fund and Montgomery California Tax-Free Money Fund. The Montgomery Funds II include the Montgomery Global Long-Short Fund and the Montgomery Balanced Fund (formerly Montgomery U.S. Asset Allocation Fund), among other series. The financial statements for the other Funds in The Montgomery Funds II have been presented under separate covers.

The Montgomery Funds are organized as a Massachusetts business trust and commenced operations on May 10, 1990. The Montgomery Funds II are organized as a Delaware business trust and commenced operations on September 8, 1993.

The Montgomery Global Long-Short Fund, which commenced operations on December 31, 1997, has changed its fiscal year end from March 31 to June 30 of each year. The Fund's most recent audited financial statements covered the period ended June 30, 1999. On May 21, 1999, the Montgomery Global Long-Short Fund was closed to new investors; however, existing shareholders of the Fund as of this date may continue to purchase additional shares for their accounts.

Effective November 30, 1999, the Montgomery Equity Income Fund and the Montgomery International Small Cap Fund were closed to new investors; however, existing shareholders of the Funds as of this date may continue to purchase additional shares for their accounts.

Effective December 30, 1999, the Montgomery U.S. Asset Allocation Fund changed its name to the Montgomery Balanced Fund.

Effective January 3, 2000, the Montgomery U.S. Emerging Growth Fund will reopen to new investors.

1.SIGNIFICANT ACCOUNTING POLICIES:
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a.PORTFOLIO VALUATION
Portfolio securities, including short sales, are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean of the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the NASDAQ national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

For the Government Money Market Fund, Federal Tax-Free Money Fund and California Tax-Free Money Fund, portfolio securities are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trusts' officers in accordance with methods authorized by the Trusts' Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b.FOREIGN CURRENCY
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

c.FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS
Certain Funds may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net unrealized gain/(loss) from foreign-currency-related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, a Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

                              The Montgomery Funds
                                      Notes
                            to Financial Statements
                                   (Unaudited)

The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation/(depreciation) from investments and securities sold short.

d.REPURCHASE AGREEMENTS
Each Fund may engage in repurchase agreements either individually or jointly through a joint repurchase account with other series of the Trusts pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, a Fund takes possession of debt obligations as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligations at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements, to evaluate potential risks. The Funds may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e.DOLLAR ROLL TRANSACTIONS
Certain Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

f.REVERSE REPURCHASE AGREEMENTS
Certain Funds may enter into reverse repurchase agreement transactions with member banks on the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Additionally, in the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the broker, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Each Fund establishes a segregated account with its custodian in which the Fund maintains cash, U.S. government securities or other high-grade liquid debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

g.FUTURES CONTRACTS
Certain Funds may enter into futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the custodian on behalf of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain/(loss) in the Statement of Operations.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

h.EQUITY SWAPS
Certain Funds may enter into equity swap agreements in order to participate in foreign markets not currently accessible to the Fund. Pursuant to these agreements, the Fund pays a swap fee in cash which is equal to a fixed percentage of the cost for the underlying security (the "notional amount"). Additionally, the Fund will make periodic payments to the swap counterparty equal to any capital depreciation on the underlying security, plus a floating-rate payment based on the notional amount and the six-month LIBOR rate. The swap counterparty will make periodic payments to the Fund equal to any capital appreciation and any dividends received on the underlying security. During the terms of the agreements, changes in the underlying value of the swaps are recorded as unrealized gains or losses and are based on changes in the value of the underlying security. Amounts received from/(paid to) the swap counterparty representing capital appreciation/(depreciation) are recorded as realized gain/(loss), whereas dividends on the underlying security are recorded when received. The Fund is exposed to credit risk in the event of non-performance by the swap counterparty; the Fund does not anticipate non-performance by the counterparty, however.

                              The Montgomery Funds
                                      Notes
                            to Financial Statements
                                   (Unaudited)

i.SHORT SALES/FORWARD COMMITMENTS
Certain Funds may enter into short sales and forward commitments. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it on the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will typically realize a gain if the security declines in value between those dates. Dividends declared on securities sold short are recorded on the ex-dividend date. For the six months ended December 31, 1999, the Global Long-Short Fund incurred $196,186 in short dividend expenses.

A Fund engaging in short sales maintains as collateral cash or liquid debt and equity securities sufficient to fully collateralize its obligation on the short position.

j.OPTIONS
Certain Funds may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by a Fund if the option is exercised.

If a Fund writes an option and the option expires unexercised, the Fund will realize a capital gain to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option, it will recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If a Fund purchases an option and allows the option to expire, it will realize a loss to the extent of the premium paid. If the Fund elects to close out the option, it will recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by a Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing a Fund's obligation under an exchange-traded written option or investment in the purchased option is valued at the last sale price or, in absence of a sale, the mean between the closing bid and ask prices or at the most recent ask price (bid for purchased options) if no bid and ask prices are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations.

When a Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When a Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. A Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into options contracts, including the risk that an illiquid secondary market will limit a Fund's ability to close out an option contract prior to the expiration date, and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

k.DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income of the Growth Fund, U.S. Emerging Growth Fund, Small Cap Fund, International Growth Fund, International Small Cap Fund, Global Opportunities Fund, Global Communications Fund, Emerging Markets Fund, Emerging Asia Fund, Global Long-Short Fund, Select 50 Fund and Balanced Fund are declared and paid at least annually. Dividends from net investment income of the Total Return Bond Fund, Short Duration Government Bond Fund, California Tax-Free Intermediate Bond Fund, Government Money Market Fund, Federal Tax-Free Money Fund and California Tax-Free Money Fund are declared daily and paid monthly. Dividends from net investment income of the Equity Income Fund are declared and paid quarterly.

Distributions of net realized capital gains (including net short-term capital gains) earned by the Funds are distributed at least annually. Additional distributions of net investment income and capital gains for each Fund may be made to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

l.SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each multi-class Fund's investment income and realized and unrealized gains and losses are allocated among its classes based on the relative net assets of each class of shares.

m.FEDERAL INCOME TAXES
Each Fund has elected and qualified, and it is the intention of each Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections

                              The Montgomery Funds
                                      Notes
                            to Financial Statements
                                   (Unaudited)

of the Code, and to make distributions of taxable and tax-exempt income to shareholders sufficient to relieve each Fund of all or substantially all federal income and excise taxes. Therefore, no federal income- or excise-tax provision has been made.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

n.ORGANIZATION COSTS
Certain expenses incurred in connection with the organization of each Fund are amortized on a straight-line basis over a period of five years from the commencement of operations.

o.CASH
Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities, accretion income recognized on investment securities and amortization of organization costs.

p.EXPENSES
General expenses of the Trusts are allocated to the relevant Funds based on relative net assets. Operating expenses directly attributable to a Fund or a class of shares are charged to that Fund's or class's operations. Expenses of each Fund not directly attributable to the operations of any Fund or class of shares are prorated among the classes based on the relative average net assets of each Fund or class of shares.

2.MANAGEMENT FEES AND OTHER
TRANSACTIONS WITH AFFILIATES AND
OTHER CONTRACTUAL COMMITMENTS:
a. Montgomery Asset Management, LLC, is the Funds' Manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to Investment Management Agreements (the "Agreements") between the Manager and the Trusts with respect to each Fund, the Manager provides each Fund with advice on buying and selling securities, manages the investments of each Fund including the placement of orders for portfolio transactions, furnishes each Fund with office space and certain administrative services, and provides the personnel needed by the Trusts with respect to the Manager's responsibilities under the Agreements. Under Operating Expense Agreements with each Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep each Fund's annual operating expenses,exclusive of Rule 12b-1 fees, dividend expense, interest, extraordinary expenses and taxes, at or below the following percentages of each Fund's average net assets: 1.50% for the Growth Fund; 1.75% for the U.S. Emerging Growth Fund; 1.40% for the Small Cap Fund; 0.85% for the Equity Income Fund; 1.65% for the International Growth Fund; 1.90% for the International Small Cap Fund, the Global Opportunities Fund, the Global Communications Fund, the Emerging Markets Fund and the Emerging Asia Fund; 2.35% for the Global Long-Short Fund; 1.80% for the Select 50 Fund; 1.30% for the Balanced Fund (including total expenses of the underlying Funds); 0.70% for the Total Return Bond Fund and the Short Duration Government Bond Fund; 0.70% for the California Tax-Free Intermediate Bond Fund; 0.60% for the Government Money Market Fund and the Federal Tax-Free Money Fund; and 0.60% for the California Tax-Free Money Fund. Any reductions or absorptions made to a Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreements have rolling 10-year terms, extendable for one year at the end of each fiscal year.

Montgomery Asset Management, LLC, serves as the Funds' administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each Fund's administrative operations.

As compensation, each Fund has accrued a monthly management and administration fee (accrued daily) based on the average daily net assets of each Fund. The following effective management fee annual rates include current-year accrued fees and recoupment of prior-year deferrals, but do not include the effect of current-year fee deferrals or expense absorptions:

                                                                                          Management
                                                                                         Fee Including
                                                          Contractual      Effective       Effect of
                                                           Management      Management        Fees        Administration
Fund                                                          Fee             Fee           Reduced           Fee
----                                                          ---             ---           -------           ---
Growth Fund                                                   0.95%           0.95%           0.95%           0.07%
U.S. Emerging Growth Fund                                     1.35            1.35            0.97            0.07
Small Cap Fund                                                1.00            1.00            1.00            0.07
Equity Income Fund                                            0.60            0.60            0.00            0.07
International Growth Fund                                     1.10            1.24            1.10            0.07
International Small Cap Fund                                  1.25            2.31            1.06            0.07
Global Opportunities Fund                                     1.25            1.94            1.29            0.07
Global Communications Fund                                    1.15            1.15            1.15            0.07
Emerging Markets Fund                                         1.19            1.44            1.02            0.07
Emerging Asia Fund                                            1.25            2.21            1.10            0.07
Global Long-Short Fund                                        1.44            1.59            1.59            0.07
Select 50 Fund                                                1.25            1.25            1.14            0.07
Balanced Fund(*)                                                --              --              --              --
Total Return Bond Fund                                        0.50            0.78            0.34            0.05
Short Duration
  Government Bond Fund                                        0.50            0.85            0.35            0.05
California Tax-Free
  Intermediate Bond Fund                                      0.50            0.88            0.38            0.05
Government Money Market
  Fund                                                        0.33            0.33            0.18            0.04
Federal Tax-Free Money Fund                                   0.40            0.77            0.41            0.05
California Tax-Free
  Money Fund                                                  0.40            0.45            0.44            0.05

(*) Formerly named Montgomery U.S. Asset Allocation Fund.

                              The Montgomery Funds
                                      Notes
                            to Financial Statements
                                   (Unaudited)

The Manager recouped previously deferred fees during the six months ended December 31, 1999. These amounts have been included with current annual management fees in the Statement of Operations and are part of the effective management fee shown. The amounts recouped during the six months ended December 31, 1999, were $160,139, $182,820, $227,394, $397,685, $228,921, $241,012,
$50,454, $302,051, $74,819, $257,501 and $70,198, for the International Growth
Fund, International Small Cap Fund, Global Opportunities Fund, Emerging Markets Fund, Emerging Asia Fund, Global Long-Short Fund, Total Return Bond Fund, Short Duration Government Bond Fund, California Tax-Free Intermediate Bond Fund, Federal Tax-Free Money Fund and California Tax-Free Money Fund, respectively.

Also included in other expenses are absorbed expenses recouped from the previous year of $33,178 for the Balanced Fund.

For the six months ended December 31, 1999, the Manager has deferred fees and/or absorbed expenses and has deferred management fees and absorbed expenses subject to recoupment as follows:


                                                                   Deferred
                                                                 Management Fees
                                                                  and Absorbed
                                                                   Expenses
                                           Fees       Expenses     Subject to
Fund                                      Reduced     Absorbed     Recoupment
----                                      -------     --------     ----------

U.S. Emerging Growth                     $579,565           --     $579,565
Equity Income Fund                         65,782     $  2,193      562,493
International Growth Fund                 157,030           --      157,030
International Small Cap Fund              215,142           --      332,125
Global Opportunities Fund                 214,206           --      214,206
Emerging Markets Fund                     677,867           --      677,867
Emerging Asia Fund                        264,712           --      264,712
Select 50 Fund                             65,059           --       65,059
Balanced Fund                                  --      190,820      453,691
Total Return Bond Fund                     78,525           --       78,525
Short Duration
  Government Bond Fund                    426,262           --      997,117
California Tax-Free
  Intermediate Bond Fund                   97,489           --      297,002
Federal Tax-Free Money Fund               249,345           --      249,345
California Tax-Free
  Money Fund                                4,342           --        4,342


b. Certain officers and Trustees of the Trusts are, with respect to the Trusts' Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive an annual retainer and quarterly meeting fee totaling $55,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all Trusts advised by the Manager ($35,000 of which will be allocated to The Montgomery Funds and $15,000 to The Montgomery Funds II).

c. Certain Funds are parties to agreements with financial intermediaries and recordkeepers related to the Funds' participation in various purchase, marketplace and retirement programs. The Funds that participate in the programs make payments to the financial intermediaries and recordkeepers for certain services provided to shareholders who own shares of the Funds through such programs. These fees are paid to shareholder servicing and recordkeeping and are reflected in the Funds' financial statement as "servicing fees." The Manager, out of its own resources, may make additional payments to financial intermediaries and recordkeepers in connection with the Funds' participation in these programs.

3.SHARE MARKETING PLAN:
Class P shares of each Fund, and Class B and Class C shares of the Global Long-Short Fund, have adopted a Share Marketing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). Pursuant to that Rule, the Trusts' Board of Trustees has approved, and each Fund has entered into, the Plan with Funds Distributor, Inc., the Funds' distributor (the "Distributor"), as the distribution coordinator for the Class P, Class B and Class C shares. Under the Plan each Fund will pay distribution fees to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to its Class P shares, and up to 0.75% of the Fund's aggregate average daily net assets attributable to its Class B and Class C shares, to reimburse the Distributor for its distribution costs with respect to that class (the "Class").

The Plan provides that the Distributor may use the distribution fees received from the Class to pay for the distribution expenses of that Class, including, but not limited to, (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to the Manager or any other broker-dealer or financial institution that engages in the distribution of that Class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that Class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct-mail promotions and television, radio, newspaper, magazine and other mass media advertising for that Class; (ii) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective investors in that Class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that Class; and (iv) costs involved in obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that Class. Distribution fees are accrued daily, paid monthly and charged as expenses of the Class P, Class B and Class C shares, as accrued.

                              The Montgomery Funds
                                      Notes
                            to Financial Statements
                                   (Unaudited)

4.SECURITIES TRANSACTIONS:
a. The aggregate amount of purchases and sales of long-term securities, excluding long-term U.S. government securities, during the six months ended December 31, 1999, were:

Fund                               Purchases         Sales
----                               ---------         -----
Growth Fund                      $127,350,489     $201,784,877
U.S. Emerging Growth Fund          89,881,136      218,817,582
Small Cap Fund                     51,192,699       62,201,469
Equity Income Fund                  6,379,807       16,805,850
International Growth Fund         221,781,269      246,312,567
International Small Cap Fund       15,286,460       22,509,571
Global Opportunities Fund          67,035,902       57,260,549
Global Communications Fund        350,476,933      316,803,971
Emerging Markets Fund             178,786,874      223,755,358
Emerging Asia Fund                 19,859,890       31,286,140
Global Long-Short Fund            463,794,586      410,195,824
Select 50 Fund                     74,666,117       95,805,668
Balanced Fund                       8,188,494       13,526,391
Total Return Bond Fund              8,471,486        9,332,833
Short Duration
  Government Bond Fund             15,283,073       27,105,815
California Tax-Free
  Intermediate Bond Fund            8,018,891       11,547,195

The aggregate amount of purchases and sales of long-term U.S. government securities during the six months ended December 31, 1999, were:

Fund                        Purchases          Sales
----                        ---------          -----
Total Return Bond Fund     $ 49,812,875     $ 59,691,631
Short Duration
  Government Bond Fund      227,851,776      205,647,080

b. At December 31, 1999, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                 Tax Basis          Tax Basis      Net Tax Basis         Cost for
                                                 Unrealized         Unrealized      Unrealized          Federal Tax
                                                Appreciation       Depreciation    Appreciation          Purposes
                                                                                  (Depreciation)
                                                ------------       ------------    ------------          --------
Growth Fund                                    $ 177,496,169     $  29,815,169     $ 147,681,000      $ 418,503,174
U.S. Emerging Growth Fund                        121,407,541         4,801,390       116,606,151        179,435,895
Small Cap Fund                                    71,167,323         1,438,154        69,729,169         95,199,637
Equity Income Fund                                 2,412,778           590,382         1,822,396         15,024,656
International Growth Fund                         55,806,396         5,592,564        50,213,832        209,787,774
International Small Cap Fund                       6,456,015         5,249,398         1,206,617         30,445,823
Global Opportunities Fund                         25,888,201         1,089,779        24,798,422         64,564,406
Global Communications Fund                       225,683,353         3,842,921       221,840,432        377,234,031
Emerging Markets Fund                            122,984,195         7,975,166       115,009,029        250,611,494
Emerging Asia Fund                                13,433,624         3,587,512         9,846,112         35,942,154
Global Long-Short Fund                           212,229,669        20,043,002       192,186,667        361,818,136
Select 50 Fund                                    40,592,732         3,962,283        36,630,449        100,650,155
Balanced Fund                                      1,996,211         2,276,289          (280,078)        69,221,400
Total Return Bond Fund                                19,181           934,302          (915,121)        36,069,618
Short Duration Government Bond Fund                   30,797         2,090,694        (2,059,897)       179,999,903
California Tax-Free Intermediate Bond Fund           226,294           632,081          (405,787)        34,257,490

c. Information regarding transactions under dollar roll transactions was as follows:

                                                                                                      Average
                                          Maximum                      Average        Average          Debt
                                          Amount        Amount          Amount         Shares        per Share
                                        Outstanding   Outstanding    Outstanding    Outstanding     Outstanding      Fee
                                          During         as of          During         During         During        Income
Fund                                    the Period      12/31/99      the Period     the Period     the Period      Earned
----                                    ----------      --------      ----------     ----------     ----------      ------
Total Return Bond Fund                  $4,712,051     $3,781,563     $4,029,769      3,089,172     $     1.30    $   22,363
Short Duration Government Bond Fund      9,005,664      5,660,000      7,871,850     16,978,994           0.46        78,754

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 1999.

                              The Montgomery Funds
                                      Notes
                            to Financial Statements
                                   (Unaudited)

     d. Information regarding reverse repurchase agreements was as follows:

                                                                                       Average
                                          Maximum        Average        Average          Debt
                                           Amount         Amount        Shares        per Share
                                        Outstanding    Outstanding    Outstanding    Outstanding   Average
                                           During         During         During         During     Interest   Interest
Fund                                     the Period     the Period     the Period     the Period     Rate      Expense
----                                     ----------     ----------     ----------     ----------     ----      -------
Short Duration Government Bond Fund     $52,866,000     $7,511,766     16,978,994         $0.44      5.00%     $205,439

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 1999. There were no reverse repurchase agreements outstanding at December 31, 1999.

e. Written option activity for the Global Long-Short Fund for the year ended December 31, 1999, was as follows:

Written Options                                    Premiums     Number of Contracts
---------------                                    --------     -------------------
Options outstanding, at June 30, 1999            $ 131,401              154
Options closed                                    (131,401)            (154)
                                                  --------             ----
Written options outstanding at December 31, 1999 $       0                0
                                                  ========             ====

f. Under an agreement with Chase Manhattan Bank, each Fund has the ability to lend securities to approved brokers, dealers and other financial institutions. Loans of portfolio securities are collateralized by cash. The cash collateral received is invested in short-term securities at the discretion of the custodian. A portion of the income generated by the investments of the collateral, net of any rebates paid by Chase to borrowers, is remitted to Chase, as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk in the event that investment collateral is not sufficient to meet obligations due on the loans.

At December 31, 1999, the Funds had no securities on loans. Income earned from securities lending transactions is included in securities lending income on the Statement of Operations.

g. Under an unsecured Revolving Credit Agreement with Deutsche Bank, New York, each of the Funds of The Montgomery Funds and The Montgomery Funds II, except the Global Long-Short Fund, may, for one year starting August 13, 1999, borrow (consistent with applicable law and its investment policies) up to one-third of its net asset value (or such lower limit applicable to such Fund), provided that the aggregate funds borrowed do not exceed $175,000,000. The Funds pay their pro rata shares of the quarterly commitment fee of 0.08% per annum of the unutilized credit line balance. For the six months ended December 31, 1999, borrowings by the Funds under the agreement were as follows:

                                        Amount         Average        Maximum      Average                    Average
                                     Outstanding       Amount          Debt       Interest      Average         Debt
Fund                                 at 12/31/99    Outstanding     Outstanding     Rate        Shares       per Share
----                                 -----------    -----------     -----------     ----        ------       ---------
U.S. Emerging Growth Fund                     --    $   460,326     $12,200,000      6.21%    15,701,380        $0.03
Small Cap Fund                                --         30,978       1,300,000      5.63      7,375,111         0.00+
Equity Income Fund                            --         39,674       2,400,000      5.56      1,238,650         0.03
International Growth Fund                     --      2,367,935      13,800,000      6.37     11,169,584         0.21
International Small Cap Fund                  --         71,739       3,000,000      5.19      2,416,851         0.03
Global Opportunities Fund                     --        717,391       5,000,000      6.10      3,170,636         0.23
Global Communications Fund                    --        100,543       9,100,000      5.75     13,368,523         0.01
Emerging Markets Fund                $ 5,600,000      7,027,717      23,600,000      6.62     30,686,507         0.23
Emerging Asia Fund                     3,900,000        538,043       5,500,000      5.96      4,304,856         0.12
Select 50 Fund                                --        298,913       8,000,000      5.78      5,642,217         0.05

+ Amount represents less than $0.01 per share

Under a Credit Agreement dated August 28, 1998, as amended, the Global Long-Short Fund may borrow cash of up to one-third of its total net asset value from Bank of America NT&SA. This Fund makes quarterly payments of a 0.12% annual commitment fee of the unutilized credit line balance. For the six months ended December 31, 1999, the Global Long-Short Fund incurred $1,538,034 of interest expense.

For the six months ended December 31, 1999, borrowings by the Global Long-Short Fund under the Credit Agreement were as follows:

                                       Amount            Average        Maximum        Average                   Average
                                     Outstanding         Amount           Debt         Interest    Average         Debt
Fund                                 at 12/31/99       Outstanding     Outstanding       Rate       Shares       per Share
----                                 -----------       -----------     -----------       ----       ------       ---------
Global Long-Short Fund               $65,000,000       $51,601,630     $65,000,000       5.93%     13,828,389      $3.73

                              The Montgomery Funds
                                      Notes
                            to Financial Statements
                                   (Unaudited)

5.FOREIGN SECURITIES:

Certain Funds may purchase securities on foreign security exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6.TRANSACTIONS IN SHARES
   OF BENEFICIAL INTEREST:

The Trusts have authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Because the Government Money Market Fund, the Federal Tax-Free Money Fund and the California Tax-Free Money Fund are money market funds, and money market funds sell shares, issue shares for reinvestment of dividends and redeem shares normally at a constant net asset value of $1 per share, the numbers of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions.


                                                                           GLOBAL LONG-SHORT FUND
                                                                              Three Months Ended
                                              Six Months Ended 12/31/99            6/30/99(*)                   Year Ended 3/31/99
R SHARES:                                    Shares         Dollars        Shares         Dollars          Shares      Dollars
---------                                    ------         -------        ------         -------          ------      -------
Sold                                        4,314,704    $ 101,336,937    6,376,587    $ 115,011,592     2,502,705   $  38,599,800
Issued as reinvestment of dividends           859,683       23,821,806           --               --            --              --
Reissued for name change from
  Class A shares                                   --               --     (446,290)      (8,621,700)    3,966,659      52,104,139
Redeemed                                   (1,553,617)     (36,649,848)          --               --    (1,392,567)    (21,334,896)
                                           ----------      -----------    ---------    -------------    ----------     -----------
Net increase/(decrease)                     3,620,770    $  88,508,895    5,930,297    $ 106,389,892     5,076,797   $  69,369,043
                                           ==========      ===========    =========    =============    ==========     ===========
A SHARES:
                                           ----------      -----------    ---------    -------------    ----------     -----------
Sold                                               --               --           --               --     6,446,498   $  93,356,477
Issued as reinvestment of dividends                --               --           --               --       198,228       2,711,754
Redeemed                                           --               --           --               --    (3,983,154)    (58,677,987)
Canceled for name change to
  Class R shares                                   --               --           --               --    (3,966,659)    (52,104,139)
                                           ----------      -----------    ---------    -------------    ----------     -----------
Net increase/(decrease)                            --               --           --               --    (1,305,087)  $ (14,713,895)
                                           ==========      ===========    =========    =============    ==========     ===========

B SHARES:
                                           ----------      -----------    ---------    -------------    ----------     -----------
Sold                                           51,191    $   1,399,912          668    $      12,145     1,184,123   $  16,623,219
Issued as reinvestment of dividends             3,689          100,078           --               --             1              15
Redeemed                                     (114,093)      (2,440,531)     (82,068)      (1,502,400)     (140,910)     (2,104,182)
                                           ----------      -----------    ---------    -------------    ----------     -----------
Net increase/(decrease)                       (59,213)   $    (940,541)     (81,400)   $  (1,490,255)    1,043,214   $  14,519,052
                                           ==========      ===========    =========    =============    ==========     ===========

C SHARES:
                                           ----------      -----------    ---------    -------------    ----------     -----------
Sold                                           25,628    $     654,836            1    $          17       511,612   $   6,598,428
Issued as reinvestment of dividends               876           22,011           --               --             1              15
Redeemed                                      (19,385)        (397,071)     (24,511)        (421,313)     (103,968)     (1,287,689)
                                           ----------      -----------    ---------    -------------    ----------     -----------
Net increase/(decrease)                         7,119    $     279,776      (24,510)   $    (421,296)      407,645   $   5,310,754
                                           ==========      ===========    =========    =============    ==========     ===========

(*) The Montgomery Global Long-Short Fund changed its fiscal year end from March 31 to June 30.

                              The Montgomery Funds
                                     Notes
                            to Financial Statements
                                  (Unaudited)
                 TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                                        GROWTH FUND
                                             Six Months Ended 12/31/99                 Year Ended 6/30/99
R SHARES:                                     Shares          Dollars               Shares           Dollars
---------                                     ------          -------               ------           -------
Sold                                        8,611,672      $ 193,353,966          18,104,217    $   390,073,046
Issued as reinvestment of dividends         3,704,026         74,413,891           3,934,494         77,989,817
Redeemed                                  (13,187,208)      (295,976,530)        (52,908,132)    (1,124,668,296)
                                          -----------       ------------         -----------     --------------
Net increase/(decrease)                      (871,510)     $ (28,208,673)        (30,869,421)   $  (656,605,433)
                                          ===========       ============         ===========     ==============

P SHARES:
----------                                -----------       ------------         -----------     --------------
Sold                                              330      $       7,910               4,069    $        92,919
Issued as reinvestment of dividends             1,010             20,496                 654             13,054
Redeemed                                       (2,968)           (69,934)             (4,132)           (87,473)
                                          -----------       ------------         -----------     --------------
Net increase/(decrease)                        (1,628)     $     (41,528)                591    $        18,500
                                          ===========       ============         ===========     ==============

                                                                                 U.S. EMERGING GROWTH FUND
                                                               Six Months Ended 12/31/99             Year Ended 6/30/99
R SHARES:                                                      Shares           Dollars              Shares          Dollars
---------                                                      ------           -------              ------          -------
Sold                                                          1,435,056      $  27,843,915          9,492,873     $ 128,296,684
Issued in exchange for shares of Montgomery Small Cap
  Opportunities Fund                                                 --                 --          3,376,958        60,368,327
Issued as reinvestment of dividends                           1,667,736         32,837,733          1,089,727        23,479,369
Redeemed                                                     (8,521,636)      (164,890,932)       (12,553,360)     (190,115,591)
                                                             ----------       ------------        -----------      ------------
Net increase/(decrease)                                      (5,418,844)     $(104,209,284)         1,406,198     $  22,028,789
                                                             ==========      =============          =========     =============

                                                                       SMALL CAP FUND
                                                 Six Months Ended 12/31/99             Year Ended 6/30/99
R SHARES:                                         Shares          Dollars           Shares         Dollars
---------                                         ------          -------           ------         -------
Sold                                             1,401,333    $  25,819,803        1,500,979    $ 23,905,212
Issued as reinvestment of dividends                    109            2,279        1,429,493      19,813,868
Redeemed                                        (2,409,719)     (43,703,793)      (5,909,461)    (90,955,913)
                                                ----------      -----------       ----------     -----------
Net increase/(decrease)                         (1,008,277)   $ (17,881,711)      (2,978,989)   $(47,236,833)
                                                ==========      ===========       ==========     ===========

P SHARES:
---------                                       ----------      -----------       ----------     -----------
Sold                                               243,388    $   4,237,231          436,333    $  7,082,536
Issued as reinvestment of dividends                     23              471          218,219       2,980,874
Redeemed                                          (308,159)      (5,385,054)        (443,741)     (6,860,622)
                                                ----------      -----------       ----------     -----------
Net increase/(decrease)                            (64,748)   $  (1,147,352)         210,811    $  3,202,788
                                                ==========      ===========       ==========     ===========

                                                                   EQUITY INCOME FUND
                                             Six Months Ended 12/31/99             Year Ended 6/30/99
R SHARES:                                    Shares          Dollars            Shares           Dollars
---------                                    ------          -------            ------           -------
Sold                                          53,572      $    961,754           857,982      $ 18,361,775
Issued as reinvestment of dividends          153,043         2,270,746           190,128         3,407,582
Redeemed                                    (664,248)      (11,848,372)       (1,845,907)      (35,994,823)
                                            --------       -----------        ----------       -----------
Net increase/(decrease)                     (457,633)     $ (8,615,872)         (797,797)     $(14,225,466)
                                            ========       ===========        ==========       ===========

P SHARES:
---------                                    ------          -------            ------           -------
Sold                                          31,977      $    543,198            60,646      $  1,085,025
Issued as reinvestment of dividends           31,354           463,851            16,390           294,403
Redeemed                                     (20,207)         (345,119)          (57,061)       (1,029,003)
                                            --------       -----------        ----------       -----------
Net increase/(decrease)                       43,124      $    661,930            19,975      $    350,425
                                            ========       ===========        ==========       ===========

                              The Montgomery Funds
                                      Notes
                             to Financial Statements

                                  (Unaudited)

                   INTERNATIONAL GROWTH FUND                                      INTERNATIONAL SMALL CAP FUND
    Six Months Ended 12/31/99           Year Ended 6/30/99         Six Months Ended 12/31/99          Year Ended 6/30/99
     Shares         Dollars          Shares         Dollars         Shares         Dollars         Shares         Dollars
     ------         -------          ------         -------         ------         -------         ------         -------
   10,261,735    $ 203,676,982     21,750,207    $ 400,464,468     2,037,051    $  28,979,671     3,953,549    $  55,726,426
      183,388        4,045,551         51,019          905,589        38,423          531,391         2,195           29,217
  (11,513,715)    (228,574,532)   (13,289,899)    (242,379,952)   (2,546,938)     (36,204,821)   (4,665,338)     (65,896,240)
  -----------     ------------    -----------     ------------    ----------      -----------    ----------      -----------
   (1,068,592)   $ (20,851,999)     8,511,327    $ 158,990,105      (471,464)   $  (6,693,759)     (709,594)   $ (10,140,597)
  -----------     ------------    -----------     ------------    ----------      -----------    ----------      -----------

  -----------     ------------    -----------     ------------    ----------      -----------    ----------      -----------
      195,427    $   4,060,225        137,543    $   2,367,177            --    $          --        27,959          404,022
          175            3,861             --            4,968             4               68            --               --
     (107,179)      (2,305,395)       (13,504)        (244,213)           --               --       (28,087)        (403,988)
  -----------     ------------    -----------     ------------    ----------      -----------    ----------      -----------
       88,423    $   1,758,691        124,039    $   2,127,932             4    $          68          (128)   $          34
  -----------     ------------    -----------     ------------    ----------      -----------    ----------      -----------

                   GLOBAL COMMUNICATIONS FUND                                              EMERGING ASIA FUND
   Six Months Ended 12/31/99           Year Ended 6/30/99             Six Months Ended 12/31/99             Year Ended 6/30/99
    Shares        Dollars            Shares         Dollars             Shares        Dollars            Shares         Dollars
    ------        -------            ------         -------             ------        -------            ------         -------
  4,560,428    $ 142,421,156       16,399,838    $ 370,661,069        1,785,346    $  20,692,372       19,688,601    $ 157,590,021

         --               --               --               --               --               --               --               --
  2,436,866       82,219,864        1,295,937       25,594,755          192,844        2,132,855               --               --
 (4,025,883)    (121,959,557)     (16,095,950)    (355,421,630)      (3,519,104)     (39,022,531)     (18,491,655)    (143,526,077)
 ----------     ------------      -----------     ------------       ----------      -----------      -----------     ------------
  2,971,411    $ 102,681,463        1,599,825    $  40,834,194       (1,540,914)   $ (16,197,304)       1,196,946    $  14,063,944
 ----------     ------------      -----------     ------------       ----------      -----------      -----------     ------------

                          SELECT 50 FUND                                                   BALANCED FUND(**)
   Six Months Ended 12/31/99            Year Ended 6/30/99             Six Months Ended 12/31/99            Year Ended 6/30/99
    Shares         Dollars           Shares          Dollars            Shares        Dollars            Shares          Dollars
    ------         -------           ------          -------            ------        -------            ------          -------
  1,841,005    $  40,632,512        4,487,757    $  90,080,135          187,150    $   2,932,048          871,727    $  15,336,419
    686,490       15,294,998          650,669       11,789,988          186,982        2,980,493        1,504,322       22,440,907
 (2,902,492)     (64,204,983)     (11,827,599)    (231,636,588)        (962,173)     (15,492,787)      (4,248,757)     (70,150,396)
 ----------      -----------      -----------     ------------         --------      -----------       ----------      -----------
   (374,997)   $  (8,277,473)      (6,689,173)   $(129,766,465)        (588,041)   $  (9,580,246)      (1,872,708)   $ (32,373,070)
 ----------      -----------      -----------     ------------         --------      -----------       ----------      -----------

 ----------      -----------      -----------     ------------         --------      -----------       ----------      -----------
         58    $       1,300            1,804    $      37,885               75    $       1,200            1,078    $      17,773
        167            3,647               69            1,238              147            2,348              914           13,679
     (1,631)         (34,841)          (1,820)         (45,019)             (67)          (1,088)          (2,344)         (39,000)
 ----------      -----------      -----------     ------------         --------      -----------       ----------      -----------
     (1,406)   $     (29,894)              53    $      (5,896)             155    $       2,460             (352)   $      (7,548)
 ----------      -----------      -----------     ------------         --------      -----------       ----------      -----------

                     EMERGING MARKETS FUND                                      SHORT DURATION GOVERNMENT BOND FUND
  Six Months Ended 12/31/99            Year Ended 6/30/99             Six Months Ended 12/31/99             Year Ended 6/30/99
   Shares         Dollars           Shares          Dollars            Shares         Dollars            Shares          Dollars
   ------         -------           ------          -------            ------         -------            ------          -------
 19,843,018    $ 207,319,305       63,953,630    $ 537,114,591       11,526,282    $ 115,762,659       21,806,908    $ 222,105,673
         --               --               --               --          489,963        4,253,833          564,567        5,733,568
(25,248,600)    (264,866,540)    (107,275,950)    (908,071,587)     (10,590,035)    (105,725,386)     (13,542,909)    (137,742,612)
-----------     ------------     ------------     ------------      -----------     ------------      -----------     ------------
 (5,405,582)   $ (57,547,235)     (43,322,320)   $(370,956,996)       1,426,210    $  14,291,106        8,828,566    $  90,096,629
-----------     ------------     ------------     ------------      -----------     ------------      -----------     ------------

-----------     ------------     ------------     ------------      -----------     ------------      -----------     ------------
    154,621    $   1,791,254           24,153    $     211,598           49,958    $     516,488          460,384    $   4,668,471
         --               --               --               --            3,627           18,468            8,030           81,193
   (134,545)      (1,625,453)         (14,780)        (129,243)         (63,799)        (635,703)         (81,036)        (811,602)
-----------     ------------     ------------     ------------      -----------     ------------      -----------     ------------
     20,076    $     165,801            9,373    $      82,355          (10,214)   $    (100,747)         387,378    $   3,938,062
-----------     ------------     ------------     ------------      -----------     ------------      -----------     ------------

(**) Formerly named Montgomery U.S. Asset Allocation Fund.

                              The Montgomery Funds
                                      Notes
                            to Financial Statements
                                   (Unaudited)
                 TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                           GLOBAL OPPORTUNITIES FUND
                                          Six Months Ended 12/31/99            Year Ended 6/30/99
R Shares:                                  Shares         Dollars            Shares         Dollars
---------                                  ------         -------            ------         -------
Sold                                      2,719,330    $  56,186,780        4,863,038    $  83,285,653
Issued as reinvestment of dividends         221,317        5,083,663          387,823        5,976,349
Redeemed                                 (2,255,282)     (46,426,374)      (7,299,062)    (127,006,826)
                                         ----------      -----------       ----------     ------------
Net increase/(decrease)                     685,365    $  14,844,069       (2,048,201)   $ (37,744,824)
                                         ----------      -----------       ----------     ------------

                                                            TOTAL RETURN BOND FUND
                                          Six Months Ended 12/31/99        Year Ended 6/30/99
R Shares:                                  Shares         Dollars         Shares         Dollars
---------                                  ------         -------         ------         -------
Sold                                       107,589    $  1,441,276       2,212,229    $ 27,532,949
Issued as reinvestment of dividends        153,679       1,561,115         295,215       3,526,016
Redeemed                                  (771,073)     (8,873,318)     (5,455,138)    (67,406,459)
                                          --------      ----------      ----------     -----------
Net increase/(decrease)                   (509,805)   $ (5,870,927)     (2,947,694)   $(36,347,494)
                                          --------      ----------      ----------     -----------

                                                CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
                                          Six Months Ended 12/31/99         Year Ended 6/30/99
R Shares:                                  Shares        Dollars          Shares         Dollars
---------                                  ------        -------          ------         -------
Sold                                       237,497    $  3,117,378       2,076,450    $ 27,138,488
Issued as reinvestment of dividends         71,230         765,644         114,589       1,497,553
Redeemed                                  (783,826)     (9,852,303)     (1,727,339)    (22,532,247)
                                          --------      ----------      ----------     -----------
Net increase/(decrease)                   (475,099)   $ (5,969,281)        463,700    $  6,103,794
                                          --------      ----------      ----------     -----------

                                              GOVERNMENT MONEY MARKET FUND
                                      Six Months Ended 12/31/99        Year Ended 6/30/99
R Shares:                                 Shares and Dollars           Shares and Dollars
---------                                 ------------------           ------------------
Sold                                      $   779,282,264              $ 3,814,709,697
Issued as reinvestment of dividends            13,871,162                   25,371,449
Redeemed                                     (808,516,166)              (3,989,350,677)
                                             ------------               --------------
Net increase/(decrease)                   $   (15,362,740)             $  (149,269,531)
                                             ------------               --------------

---------                                 ------------------           ------------------
P Shares:
Sold                                      $     3,825,387              $         1,008
Issued as reinvestment of dividends                 1,198                           17
Redeemed                                         (740,948)                        (100)
                                             ------------               --------------
Net increase/(decrease)                   $     3,085,637              $           925
                                             ------------               --------------

                                               FEDERAL TAX-FREE MONEY FUND
                                      Six Months Ended 12/31/99   Year Ended 6/30/99
R Shares:                                 Shares and Dollars      Shares and Dollars
---------                                 ------------------      ------------------
Sold                                      $   479,333,143         $ 1,061,020,071
Issued as reinvestment of dividends             1,910,186               3,011,207
Redeemed                                     (373,177,341)         (1,064,973,373)
                                             ------------          --------------
Net increase/(decrease)                   $   108,065,988         $      (942,095)
                                             ------------          --------------

                                             CALIFORNIA TAX-FREE MONEY FUND
                                      Six Months Ended 12/31/99   Year Ended 6/30/99
R Shares:                                 Shares and Dollars      Shares and Dollars
---------                                 ------------------      ------------------
Sold                                      $   456,359,894         $ 1,369,794,351
Issued as reinvestment of dividends             3,774,200               5,769,768
Redeemed                                     (435,568,694)         (1,269,880,170)
                                             ------------          --------------
Net increase/(decrease)                   $    24,565,400         $   105,683,949
                                             ------------          --------------

                              The Montgomery Funds
                                      Notes
                             to Financial Statements
                                   (Unaudited)

7.CAPITAL LOSS CARRYFORWARDS:

At June 30, 1999, the following Funds had available for federal tax purposes unused capital losses as follows:


Fund                            Expiring in 2003   Expiring in 2004   Expiring in 2005   Expiring in 2006   Expiring in 2007
----                            ----------------   ----------------   ----------------   ----------------   ----------------
Small Cap Fund                              $ --           $     --               $ --       $         --       $  6,876,863
International Small Cap Fund                  --                 --                 --                 --            420,080
Emerging Markets Fund                         --                 --                 --         83,822,425        199,540,290
Emerging Asia Fund                            --                 --                 --          3,385,829          7,819,658
Federal Tax-Free Money Fund                   --                 --                 --                873                 45
California Tax-Free Money Fund                --              6,712                 --                 23                 --

The following Funds utilized capital loss carryforward during the year:

Fund                                             Amount
California Tax-Free Intermediate Bond Fund      $17,719
Government Money Market Fund                     26,092
California Tax-Free Money Fund                       33

Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year ended June 30, 1999. The following Funds elected to defer losses occurring between November 1, 1998, and June 30, 1999, under these rules as follows:

Fund                                           Amount
International Growth Fund                    $   705,177
International Small Cap Fund                     194,643
Emerging Markets Fund                         82,233,825
Emerging Asia Fund                             1,652,027
Short Duration Government Bond Fund              854,319
California Tax-Free Intermediate Bond Fund         7,321
Federal Tax Free Money Fund                           72

8.SUBSEQUENT EVENTS:
The Montgomery Funds and The Montgomery Funds II are currently seeking shareholder approval to reorganize the Equity Income Fund, a series of The Montgomery Funds, into the Balanced Fund, a series of The Montgomery Funds II. Upon such approval, the shareholders of the Equity Income Fund will exchange all of their Class R and Class P shares in exchange for pro-rata shares of Class R and Class P shares of the Balanced Fund, based on the net asset value of both Funds on the effective date yet to be determined. The Equity Income Fund will then become an underlying Fund of the Balanced Fund (which is a fund-of-funds). On or before the fiscal year end, the Equity Income Fund intends to distribute all of its then-remaining net investment income and realized capital gains. The reorganization is expected to be effected as a tax-free transaction, and the Manager of the Funds has agreed to pay all expenses of the transaction.

The Montgomery Funds is currently also seeking shareholder approval to reorganize the International Small Cap Fund into the International Growth Fund, both series of The Montgomery Funds. Upon such approval, the International Growth Fund will issue Class R and Class P shares to the International Small Cap Fund in exchange for the assets and liabilities of the International Small Cap Fund, based on the net asset value of both Funds on the effective date yet to be determined. On or before the effective date, the International Small Cap Fund intends to distribute all of its then-remaining net investment income and realized capital gains. The reorganization is expected to be effected as a tax-free transaction, and the Manager of the Funds has agreed to pay all expenses of the transaction.

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
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
This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Asset Management is a bank.

For more information on any Montgomery Fund, including charges and expenses, visit our Web site at www.montgomeryfunds.com or call (800) 572-FUND [3863] for a free prospectus. Read it carefully before you invest or send money.

Funds Distributor, Inc. 2/00